UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04782

HSBC FUNDS
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31 Date of reporting period: October 31, 2013

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2013

MONEY MARKET FUNDS	Class A	Class B	Class C	Class D	Class E	Class I	Class Y
HSBC Prime Money Market Fund	REAXX	HSMXX	HMMXX	HIMXX	HMEXX	HSIXX	RMYXX
HSBC U.S. Government Money Market Fund	FTRXX	HUBXX	HUMXX	HGDXX	HGEXX	HGIXX	RGYXX
HSBC U.S. Treasury Money Market Fund	HWAXX	HTBXX	HUCXX	HTDXX	HTEXX	HBIXX	HTYXX

HSBC Family of Funds Annual Report - October 31, 2013

Glossary of Terms
President’s Message	4
Commentary From the Investment Manager	5
Portfolio Reviews	6
Portfolio Composition	9
Schedules of Portfolio Investments
HSBC Prime Money Market Fund	10
HSBC U.S. Government Money Market Fund	13
HSBC U.S. Treasury Money Market Fund	15
Statements of Assets and Liabilities	16
Statements of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	22
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	37
Other Federal Income Tax Information	38
Table of Shareholder Expenses	39
Board of Trustees and Officers	41
Other Information	43

Glossary of Terms

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Lipper Money Market Funds Average is an equally weighted average of mutual funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper U.S. Government Money Market Funds Average is an equally weighted average of mutual funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper U.S. Treasury Money Market Funds Average is an equally weighted average of mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged equity index which captures large and mid cap representation across Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the US and Canada). With 910 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Morgan Stanley Capital International Emerging Market (“MSCI EM”) Index is an unmanaged index that captures large and mid cap representation across 21 Emerging Markets (EM) countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. With 818 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

President’s Message

Dear Shareholder,

We are pleased to send to you the HSBC Funds annual report, covering the fiscal year ended October 31, 2013. This report contains detailed information about your Funds’ portfolio of investments and operating results. We encourage you to review it carefully.

This report includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. The portfolio manager commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

In closing, we would like to thank you for investing in the HSBC Funds. We continue to focus the HSBC Fund Family on investment solutions to assist our shareholders in reaching their financial goals. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

4       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

Economic growth picked up pace in developing economies throughout the world during the 12-month period between November 1, 2012 and October 31, 2013. Many major economies, including the United States, reported improved economic data during the period, indicating new momentum for a modest but sustained recovery. The U.S. equity markets made strong gains during the period, boosted by improvements in the labor and housing markets and healthy corporate profits. Markets continued to benefit from the Federal Reserve Board’s (the “Fed”) decision to maintain the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% and 0.25%. Economic headwinds remained, however, including relatively high unemployment in some areas, low consumer spending and reduced government spending caused by sequestration.

Investor confidence declined mid-year due in part to expectations that the Fed would begin tapering its bond purchasing program. Concerns about the impact of tapering diminished, however, when the Fed announced in September that it would delay winding down its stimulus efforts until the unemployment rate fell significantly lower. The first shutdown of the U.S. government in 17 years occurred in October. This political crisis, along with the related standoff over raising the country’s borrowing limit, was another factor weighing on investor sentiment. The uncertainty surrounding the crisis dragged on equities, although markets regained momentum once a political deal was struck that reopened the government and raised the debt ceiling. Broad U.S. stock market indices ended the period significantly above where they were positioned 12 months earlier.

Improving political circumstances in the eurozone and positive economic data helped boost stocks in developed economies across the world. The economies of both Japan and Europe transitioned out of recession. Progress was made toward alleviating the sovereign debt crisis in Europe. The European Central Bank’s aggressive efforts, including its government bond-buying program known as Outright Monetary Transactions, reassured investors. Still, many developments in Europe revealed ongoing economic weaknesses, including a controversial bailout in Cyprus, political uncertainty in Italy and high unemployment throughout the eurozone.

Economic growth in many emerging markets slowed during the period, as concerns grew about rising inflation and potential decreases in global liquidity. In addition, signs of softening in China’s economy led to a fall in commodity prices, which dragged on stocks throughout emerging markets. Central banks in both India and Brazil fought rising inflation by raising interest rates.

The recovery of the U.S. housing market remained robust. New home sales and housing starts increased, though the pace of growth slowed late in the period. Although the unemployment rate gradually edged downward, it remained well above pre-recession levels. Moreover, the number of long-term unemployed individuals, including those who dropped out of the labor market entirely, remained high. Real income grew at a modest pace, but consumer spending remained weak, consumer confidence dropped sharply and personal savings rates slowed. Economic activity in the manufacturing sector expanded during the period, though the rate of growth slowed.

U.S. Gross Domestic Product1 growth increased each quarter during the period, expanding at a rate of 0.1% during the fourth quarter of 2012 and quickening to a rate of 2.8% in the third quarter of 2013, according to preliminary estimates.

Market Review

The period began with U.S. markets retreating slightly due to the political face-off over the “fiscal cliff” and concerns about ongoing turmoil related to eurozone sovereign debt.

Equities then regained momentum in the first quarter of 2013 and began a steady rally that persisted through the duration of the period with only a few brief interruptions. The strong performance of equities was undeterred by uncertainty about government policy and concerns that the onset of automatic budget cuts—known as sequestration—would undermine economic growth. A political compromise that avoided the direst consequences of the fiscal cliff, along with improvement in the housing market, helped buoy investor confidence and fuel gains in the equity markets.

During the middle of the period equity prices fell as investors anticipated an imminent decrease in central bank liquidity. Stocks rebounded after the Fed delayed tapering its bond-purchasing program, with the S&P 500 Index1 hitting a then-record high following the announcement. Equities ended the period in a rally that was spurred by the political deal that partially resolved the government shutdown and a second standoff over the debt ceiling.

Small- and mid-cap stocks outperformed large-cap stocks during the period, and emerging markets generally underperformed developed economies. The Russell 2000® Index1 of small-company stocks returned 36.28% and the MSCI Emerging Market Index1 of emerging market stocks returned 6.90%.

Stocks in developed economies rose. Japanese equities performed well due to optimism regarding its central bank’s ambitious monetary easing schedule, which aimed to double the size of the monetary base over the next two years. International stocks made strong gains, slightly outperforming U.S. markets. The S&P 500 Index of large-company U.S. stocks returned 27.18% for the 12 months through October 2013. That compared to a 27.40% return for the MSCI EAFE Index1 of international stocks in developed markets.

Rising interest rates, widening credit spreads and uncertainty about government policy resulted in weak performance in the U.S. fixed-income market during the period. Yields on U.S. Treasury bonds increased during the period, sending prices lower. Investment-grade corporate bonds also declined. Investors sought the more attractive yields offered by high-yield corporate bonds and high-yield municipal bonds, which were among the best-performing fixed-income sectors during the period. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned -1.08% for the 12 months through October, while the Barclays U.S. Corporate High-Yield Bond Index1 returned 8.87%. Fixed-income markets in Europe generated modest returns, while fixed-income in emerging markets ended the period significantly lower, despite a modest rebound in the final months of the period.

1       For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       5

Portfolio Reviews (Unaudited)

HSBC Prime Money Market Fund (Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares) by John Chiodi Senior Portfolio Manager	Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC Prime Money Market Fund.[1]

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

Prime money market yields fell and remained at low levels during the 12-month period ended October 31, 2013.

Several factors contributed to the low-yield environment. Early in the period, the Federal Reserve Board ended Operation Twist, a stimulus program through which it sold short-dated Treasuries and bought long-dated Treasuries in order to lower long-term bond yields and boost economic growth. The supply of available collateral for repurchase agreements (“repos”) on dealers’ balance sheets fell significantly when that program ended. That development led to lower yields on short-term repos.

In addition, new regulations incentivized broker/dealers to issue more long-term securities and fewer short-term securities. This development reduced the supply of short-term issues, which prime money market funds are mandated to favor in their portfolios, and caused yields on those securities to fall.

Yields also remained low due to continued concerns about the relatively weak economic recovery. In that environment, investors believed that the Federal Reserve will keep short-term interest rates at their current low levels well into 2014, and perhaps longer, in order to help stimulate the economy.

Given the projections of continued low interest rates, we looked to capture the additional yield available on longer-term securities by maintaining a relatively long weighted average maturity during the period. We also continued to favor high-quality issues with, in our opinion, superior credit fundamentals in order to provide strong market liquidity.†

†       Portfolio composition is subject to change.

			Average Annual				Expense
Fund Performance			Total Return (%)			Yield (%)[2]	Ratio (%)[3]
	Inception	1	5	10	Since	7-Day
As of October 31, 2013	Date	Year	Year	Year	Inception	Average	Gross	Net
Class A	11/13/98	0.01	0.07	1.47	2.08	0.01	0.69	0.69
Class B4	4/4/01	-3.99	0.04	1.17	1.16	0.01	1.29	1.29
Class C5	3/23/01	-0.99	0.05	1.18	1.15	0.00	1.29	1.29
Class D	4/1/99	0.01	0.09	1.55	2.12	0.01	0.54	0.54
Class I	1/9/02	0.08	0.23	1.81	1.77	0.03	0.19	0.19
Class Y	11/12/98	0.01	0.14	1.70	2.37	0.01	0.29	0.29
Lipper Money Market
Funds Average[6]	—	0.01	0.09	1.42	2.04 [7]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

1	The “Aaa-mf” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.51%, -1.11%, -1.11%, -0.36%, -0.01% and -0.11% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2013.
4	Reflects the applicable contingent deferred sales charge, maximum of 4.00%. Class B Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 211 and 147 days for the years ended October 31, 2001 and 2002, respectively. The Class was operational during the entire fiscal years from October 31, 2003 through 2013.
5	Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 201 days for the year ended October 31, 2001. The Class was operational during the entire fiscal years from October 31, 2002 through 2013.
6	For additional information, please refer to the Glossary of Terms.
7	Return for the period October 31, 1998 to October 31, 2013.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC U.S. Government Money Market Fund (Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares) by John Chiodi Senior Portfolio Manager	Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC U.S. Government Money Market Fund.[1]

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

U.S. government money market securities offered historically low yields during much of the 12-month period through October 31, 2013, despite a temporary spike in yields during the debt ceiling crisis.

Concerns about the weakness of the economic recovery prompted the Federal Reserve Board to maintain its low interest rate policy throughout the period in an effort to stimulate economic growth. The federal funds rate (a key short-term interest rate) remained within a range of 0.00% to 0.25% throughout the period.

During the period, the Federal Reserve Board ended Operation Twist, a program it had implemented to lower long-term bond yields and to help stimulate economic growth by simultaneously selling short-dated Treasuries and buying long-dated Treasuries. The supply of available collateral for repurchase agreements (“repos”) on dealers’ balance sheets fell significantly when that program ended, a development that lead to lower yields on short-term repos.

In addition, issuance of eligible money market securities by government agencies was limited during the period, as those agencies preferred to issue longer-term securities. The result of that low supply was further downward pressure on yields.

That said, toward the end of the period, the debt ceiling debate and government shutdown had a significant impact on money market securities. Yields on short-term government agency issues rose temporarily as investors worried about the potential for the government to default on its debt payments if Congress did not raise the debt ceiling.

The Fund maintained a relatively long weighted average maturity based on our outlook that interest rates would remain low for the near future. That approach enabled the Fund to capture the additional yield available from longer-term issues. We favored LIBOR-based floating rate notes for their relatively attractive yields. We also took advantage of temporary rate increases during the debt ceiling debate by investing in securities with relatively high yields.†

†	Portfolio composition is subject to change.

			Average Annual					Expense
Fund Performance			Total Return (%)				Yield (%)[2]	Ratio (%)[3]
	Inception	1	5	10	Since		7-Day
As of October 31, 2013	Date	Year	Year	Year	Inception		Average	Gross	Net
Class A	5/3/90	0.01	0.04	1.37	2.94		0.01	0.69	0.69
Class B4	9/11/98	-3.99	0.03	1.27	1.76		0.01	1.29	1.29
Class C5	11/20/06	—	—	—	1.39		—	1.29	1.29
Class D	4/1/99	0.01	0.05	1.45	1.97		0.01	0.54	0.54
Class I6	12/24/03	0.01	0.11	—	1.38		0.01	0.19	0.19
Class Y	7/1/96	0.01	0.08	1.59	2.61		0.01	0.29	0.29
Lipper U.S. Government
Money Market Funds Average[7]	—	0.01	0.05	1.36	2.96	[8]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

1	The “Aaa-mf ” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.48%, -1.08%, -0.33%, 0.02% and -0.08% for Class A Shares, Class B Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2013.
4	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
5	Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 346, 362 and 351 days during the years end October 31, 2006, 2009 and 2010, respectively. The Class was not operational during the entire fiscal years ended October 31, 2007, 2008, 2011, 2012 and 2013, respectively.
6	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 10, 89, 136 and 357 days during the years ended October 31, 2004, 2005, 2006 and 2007, respectively. The Class was operational during the entire years ended October 31, 2008 through 2013.
7	For additional information, please refer to the Glossary of Terms.
8	Return for the period April 30, 1990 to October 31, 2013.

HSBC FAMILY OF FUNDS	7

Portfolio Reviews (Unaudited)

HSBC U.S. Treasury Money Market Fund (Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares) by John Chiodi Senior Portfolio Manager	Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC U.S. Government Money Market Fund.[1]

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

Treasury bill yields generally remained low during the 12-month period ended October 31, 2013, apart from a temporary spike in yields during the October debt ceiling standoff that caused investors to worry about the possibility of the government defaulting on its debts.

Federal Reserve Board policy had a major impact on Treasury bill yields. The Fed kept the federal funds rate (a key short-term interest rate that influences T-bill yields) between 0.00% and 0.25% during the period in order to help stimulate the economy. Investors remained confident during the period that the Fed would not raise rates in the near future given the continued relative weakness of the economic recovery.

Additionally, supply-and-demand factors also impacted money market yields. Demand for Treasuries rose near the end of each calendar quarter-end, as institutional investors shifted assets into short-term, liquid securities to improve the quality of their balance sheets. That increase in demand near the end of each quarter pushed up Treasury prices, causing Treasury yields (which move in the opposite direction of prices) to fall. The Fed later increased the supply of Treasury bills by issuing cash management bills, and Treasury yields rose due to that increase in supply.

We positioned the Fund with a relatively long weighted average maturity early in the period, which enabled the Fund to lock in the relatively high yields offered by longer-term securities. We strategically positioned the Fund with a relatively short weighted average maturity in anticipation of the Treasury’s issuance of T-bills in February. The Fund shortened its weighted average maturity during the debt ceiling debate in October to ensure adequate liquidity was available and avoided securities maturing in October as much as possible.†

The Fund maintained its barbell strategy, in which the Fund’s holdings are concentrated among very short-term securities (such as Treasury bills with maturities of around one month) and longer-term issues (including Treasury coupons maturing in about one year). This approach enabled the Fund to take advantage when short-term rates rose and to ensure adequate liquidity, while still capturing the additional yield on longer-term money market securities.†

†	Portfolio composition is subject to change.

			Average Annual				Expense
Fund Performance			Total Return (%)			Yield (%)[2]	Ratio (%)[3]
	Inception	1	5	10	Since	7-Day
As of October 31, 2013	Date	Year	Year	Year	Inception	Average	Gross	Net
Class A	5/24/01	0.00	0.02	1.16	1.13	0.00	0.69	0.69
Class B4	8/12/04	-4.00	0.02	—	1.00	0.00	1.29	1.29
Class C5	12/24/03	—	—	—	0.04	—	1.29	1.29
Class D	5/14/01	0.00	0.02	1.23	1.22	0.00	0.54	0.54
Class I6	12/30/03	0.00	0.03	—	1.33	0.00	0.19	0.19
Class Y	5/11/01	0.00	0.02	1.36	1.38	0.00	0.29	0.29
Lipper U.S. Treasury
Money Market Funds Average[7]	—	0.01	0.02	1.22	1.25 [8]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

1	The “Aaa-mf ” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2	The seven-day yield quotation typically more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.49%, -0.34%, 0.01% and -0.09% for Class A Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2013.
4	Reflects the applicable contingent deferred sales charge, maximum of 4.00%. Class B Shares were operational during a portion of the year ended October 31, 2013. Amounts reflect performance for the period of time the Class had operations, which was 249 days during the year ended October 31, 2013. The Class was operational since inception through the years ended October 31, 2012.
5	Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 26 and 351 days during the years ended October 31, 2008 and 2010, respectively. The Class was operational during the entire years ended October 31, 2005, 2006, 2007 and 2009. The Class was not operational during the entire years ended October 31, 2011, 2012 and 2013, respectively.
6	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 13 and 280 days during the years ended October 31, 2004 and 2005, respectively. The Class was operational during the entire years ended October 31, 2006, 2007, 2008, 2009, 2010, 2011, 2012 and 2013, respectively.
7	For additional information, please refer to the Glossary of Terms.
8	Return for the period April 30, 2001 to October 31, 2013.

8	HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition*
October 31, 2013

HSBC Prime Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
Certificates of Deposit	42.3
Commercial Paper and
Notes	29.0
U.S. Treasury Obligations	14.7
Time Deposits	5.3
Yankee Dollars	4.2
Corporate Obligations	3.9
U.S. Government and
Government Agency
Obligations	0.6
Total	100.0

HSBC U.S. Government Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
U.S. Treasury Obligations	57.3
Repurchase Agreements	26.0
U.S. Government and
Government Agency
Obligations	16.7
Total	100.0

HSBC U.S. Treasury Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
U.S. Treasury Obligations	100.0
Total	100.0
____________________

*	Portfolio composition is subject to change.

HSBC FAMILY OF FUNDS	9

HSBC PRIME MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2013

Certificates of Deposit – 39.5%
	Principal	Amortized
	Amount ($)	Cost ($)
Banking – 39.5%
Bank of Montreal Chicago,
0.17%, 12/12/13	100,000,000	100,000,000
Bank of Montreal Chicago,
0.17%, 12/20/13	75,000,000	74,999,996
Bank of Nova Scotia Houston,
0.18%, 12/5/13 (a)	45,000,000	45,000,000
Bank of Nova Scotia Houston,
0.24%, 3/18/14 (a)	50,000,000	50,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y.,
0.18%, 12/3/13	70,000,000	70,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y.,
0.24%, 12/11/13	35,000,000	35,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y.,
0.21%, 1/13/14	30,000,000	30,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y.,
0.42%, 2/12/14	50,000,000	50,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y.,
0.86%, 3/7/14 (a)	5,800,000	5,808,273
Credit Agricole CIB, N.Y.,
0.12%, 11/1/13	80,000,000	80,000,000
Credit Industriel et Commercial, N.Y.,
0.12%, 11/1/13	90,000,000	90,000,000
Credit Industriel et Commercial, N.Y.,
0.15%, 11/1/13	50,000,000	50,000,000
Credit Industriel et Commercial, N.Y.,
0.23%, 11/1/13	55,000,000	55,000,000
Credit Suisse, N.Y.,
0.46%, 12/6/13 (a)	50,000,000	50,000,000
Credit Suisse, N.Y.,
0.25%, 4/22/14	60,000,000	60,001,428
Deutsche Bank, N.Y.,
0.25%, 4/30/14 (a)	100,000,000	100,000,000
DnB NOR Bank ASA, N.Y.,
0.23%, 11/19/13	35,000,000	35,000,000
DnB NOR Bank ASA, N.Y.,
0.23%, 12/3/13	10,000,000	10,000,000
JPMorgan Chase Bank N.A.,
0.29%, 7/28/14 (a)	50,000,000	50,000,000
Mizuho Corporate Bank, N.Y.,
0.21%, 11/26/13	20,000,000	20,000,138
Mizuho Corporate Bank, N.Y.,
0.22%, 1/24/14	75,000,000	75,000,000
National Australia Bank Ltd.,
0.22%, 6/18/14 (a)	60,000,000	60,000,000
National Australia Bank, N.Y.,
1.44%, 1/30/14 (a)	14,075,000	14,117,610
Nordea Bank Finland, N.Y.,
0.25%, 1/3/14	90,000,000	90,000,000
Norinchukin Bank, N.Y.,
0.10%, 11/1/13	150,000,000	150,000,000
Norinchukin Bank, N.Y.,
0.22%, 12/4/13	90,000,000	90,002,377
Norinchukin Bank, N.Y.,
0.27%, 1/29/14 (a)	13,850,000	13,851,608
Royal Bank of Canada, N.Y.,
0.31%, 2/3/14 (a)	65,000,000	65,000,000
Royal Bank of Canada, N.Y.,
0.30%, 2/19/14 (a)	35,000,000	35,000,000
Shinhan Bank, N.Y.,
0.38%, 11/20/13	20,000,000	20,000,000
Skandinaviska Enskilda Bank, N.Y.,
0.17%, 11/6/13	55,000,000	55,000,000
Sumitomo Mitsui Banking Corp.,
N.Y., 0.16%, 11/1/13	10,000,000	10,000,000
Sumitomo Mitsui Banking Corp.,
N.Y., 0.21%, 1/29/14	85,000,000	85,000,000
Svenska Handelsbanken, N.Y.,
0.22%, 12/2/13	25,000,000	25,000,428
Svenska Handelsbanken, N.Y.,
0.22%, 3/24/14	30,000,000	30,000,590
Toronto Dominion Bank, N.Y.,
0.22%, 11/15/13 (a)	65,000,000	65,000,000
Toronto Dominion Bank, N.Y.,
0.22%, 6/17/14 (a)	13,000,000	13,000,000
Toronto Dominion Bank, N.Y.,
0.24%, 7/28/14 (a)	20,000,000	20,000,000

TOTAL CERTIFICATES
OF DEPOSIT
(COST $1,976,782,448)		1,976,782,448

Commercial Paper and Notes – 27.1%

Banking – 14.0%
ANZ New Zealand International Ltd.,
0.28%, 4/15/14 (a)(c)	25,000,000	25,000,000
Australia & New Zealand
Banking Group Ltd.,
0.31%, 5/12/14 (a)(c)	25,000,000	25,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y.,
0.12%, 11/1/13 (b)	50,000,000	50,000,000
Commonwealth Bank of Australia,
N.Y., 0.31%, 11/15/13 (a)(c)	30,000,000	30,001,666
Commonwealth Bank of Australia,
N.Y., 0.23%, 11/21/13 (b)(c)	65,000,000	64,991,875
Commonwealth Bank of Australia,
N.Y., 0.26%, 5/16/14 (a)(c)	10,000,000	10,000,000
Commonwealth Bank of Australia,
N.Y., 0.25%, 9/11/14 (a)(c)	40,000,000	40,000,000
Credit Agricole North America, Inc.,
0.14%, 11/1/13 (b)	21,000,000	21,000,000
DBS Bank Ltd.,
0.24%, 1/10/14 (b)(c)	24,000,000	23,988,800
DnB NOR Bank ASA, N.Y.,
0.20%, 12/23/13 (b)(c)	30,000,000	29,991,333
National Australia
Funding Delaware, Inc.,
0.22%, 2/20/14 (b)(c)	20,000,000	19,986,742
Nordea Bank AB,
0.18%, 11/18/13 (b)(c)	50,000,000	49,995,750
Societe Generale N.A.,
0.24%, 11/1/13 (b)	65,000,000	65,000,000
Societe Generale N.A.,
0.24%, 12/6/13 (b)	30,000,000	29,993,146
Sumitomo Mitsui Banking Corp.,
N.Y., 0.12%, 11/1/13 (b)(c)	12,160,000	12,160,000
Svenska Handelsbanken, Inc.,
0.25%, 2/4/14 (b)(c)	20,000,000	19,986,806

10	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC PRIME MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2013 (continued)

Commercial Paper and Notes, continued
	Principal	Amortized
	Amount ($)	Cost ($)
Banking, continued
United Overseas Bank Ltd.,
0.19%, 11/25/13 (b)(c)	30,000,000	29,996,200
United Overseas Bank Ltd.,
0.22%, 3/10/14 (b)(c)	25,000,000	24,980,292
Westpac Banking Corp.,
0.31%, 1/8/14 (a)(c)	15,000,000	15,000,000
Westpac Securities NZ Ltd.,
0.34%, 11/29/13 (a)(c)	85,000,000	85,011,205
Westpac Securities NZ Ltd.,
0.29%, 4/11/14 (a)(c)	29,000,000	29,000,482
		701,084,297

Diversified – 3.6%
Caisse des Depots et
Consignations,
0.20%, 11/29/13 (c)	30,000,000	29,995,450
Caisse des Depots et
Consignations,
0.24%, 1/2/14 (c)	20,000,000	19,991,906
Caisse des Depots et
Consignations,
0.35%, 8/29/14 (b)(c)	30,000,000	29,912,208
Erste Abwicklungsanstalt,
0.20%, 2/5/14 (b)(c)	85,000,000	84,954,667
Erste Abwicklungsanstalt,
0.35%, 2/12/14 (b)(c)	15,000,000	14,984,979
		179,839,210
Finance – 9.5%
Antalis US Funding Corp.,
0.30%, 11/8/13 (b)(c)	17,440,000	17,438,983
ASB Finance Ltd., Series GB,
0.30%, 9/2/14 (a)(c)	25,000,000	25,000,000
Caisse Centrale Desjardins
du Quebec,
0.13%, 11/1/13 (b)(c)	15,000,000	15,000,000
Caisse Centrale Desjardins
du Quebec,
0.19%, 11/15/13 (b)(c)	30,000,000	29,997,842
Caisse Centrale Desjardins
du Quebec,
0.24%, 2/19/14 (b)(c)	20,000,000	19,985,333
Collateralized CP Co. LLC,
0.16%, 1/6/14 (b)	25,000,000	24,992,667
Collateralized CP II Co. LLC,
0.17%, 12/19/13 (b)(c)	60,000,000	59,986,400
MetLife Short Term Funding LLC,
0.16%, 12/10/13 (b)(c)	22,000,000	21,996,187
Natixis US Finance Co. LLC,
0.14%, 11/1/13 (b)	95,000,000	95,000,000
Rabobank USA Financial Corp.,
0.21%, 4/2/14 (b)	70,000,000	69,937,934
Toyota Motor Credit Corp.,
0.27%, 11/8/13 (b)	50,000,000	49,997,375
Toyota Motor Credit Corp.,
0.24%, 2/4/14 (b)	23,000,000	22,985,433
Toyota Motor Credit Corp.,
0.28%, 5/9/14 (b)	20,000,000	19,970,600
		472,288,754

TOTAL COMMERCIAL
PAPER AND NOTES
(COST $1,353,212,261)		1,353,212,261

Corporate Obligations – 3.6%
Banking – 2.9%
JPMorgan Chase Bank N.A.,
Series BKNT, 0.35%, 4/17/14,
Callable 12/9/13 @ 100 (a)	25,000,000	25,000,000
JPMorgan Chase Bank N.A.,
Series 1, 0.37%, 10/21/14, Callable
12/20/13 @ 100 (a)	20,000,000	20,000,000
Wells Fargo Bank N.A,
0.30%, 10/15/14, MTN (a)	60,000,000	60,000,000
Wells Fargo Bank N.A.,
0.31%, 10/7/14 (a)	40,000,000	40,000,000
		145,000,000
Finance – 0.6%
General Electric Capital Corp.,
5.90%, 5/13/14	8,580,000	8,835,715
General Electric Capital
Corp., Series A,
5.50%, 6/4/14, MTN	19,848,000	20,455,099
		29,290,814
Household Products – 0.1%
The Procter & Gamble Co.,
0.70%, 8/15/14	7,250,000	7,274,329
TOTAL CORPORATE
OBLIGATIONS
(COST $181,565,143)		181,565,143

Yankee Dollars – 3.9%
Banking – 3.4%
Barclays Bank plc,
2.38%, 1/13/14	12,100,000	12,149,598
National Australia Bank Ltd.,
0.97%, 11/8/13 (a)(c)	15,800,000	15,802,538
Royal Bank of Canada,
0.48%, 12/20/13, MTN (a)	50,000,000	50,022,616
Toronto Dominion Bank,
0.72%, 11/1/13, MTN (a)	42,870,000	42,870,000
Westpac Banking Corp.,
0.98%, 3/31/14 (a)(c)	15,750,000	15,795,802
Westpac Banking Corp.,
0.40%, 10/1/14, MTN,
Callable 12/31/13 @ 100 (d)	35,000,000	35,000,000
		171,640,554

See notes to financial statements.	HSBC FAMILY OF FUNDS	11

HSBC PRIME MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2013 (continued)

Commercial Paper and Notes, continued
	Principal	Amortized
	Amount ($)	Cost ($)
Commercial Banks – 0.5%
Commonwealth Bank of Australia,
0.98%, 3/17/14 (a)(c)	12,500,000	12,534,265
Commonwealth Bank of Australia,
2.13%, 3/17/14 (c)	10,000,000	10,068,205
		22,602,470

TOTAL YANKEE DOLLARS
(COST $194,243,024)		194,243,024

U.S. Government and Government Agency Obligations – 0.6%
Federal Farm Credit Bank – 0.6%
0.19%, 12/20/13(a), Series 2	30,000,000	30,000,000

TOTAL U.S. GOVERNMENT
AND GOVERNMENT
AGENCY OBLIGATIONS
(COST $30,000,000)		30,000,000

U.S. Treasury Obligations – 13.8%
U.S. Treasury Bills – 7.0%
0.24%, 11/7/13(b)	150,000,000	149,994,033
0.15%, 11/14/13(b)	100,000,000	99,994,746
0.16%, 11/29/13(b)	100,000,000	99,987,556
		349,976,335
U.S. Treasury Notes – 6.8%
4.25%, 11/15/13	50,000,000	50,076,662
1.50%, 12/31/13	35,000,000	35,073,959
1.88%, 2/28/14	50,000,000	50,275,907
1.75%, 3/31/14	50,000,000	50,321,428
2.25%, 5/31/14	50,000,000	50,606,053
2.38%, 8/31/14	50,000,000	50,914,764
2.38%, 9/30/14	50,000,000	50,994,186
		338,262,959

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $688,239,294)		688,239,294

Time Deposits – 5.0%

Abbey National Treasury
Services plc, 0.10%, 11/1/13	100,000,000	100,000,000
ABN AMRO Bank NV,
0.12%, 11/1/13	150,000,000	150,000,000

TOTAL TIME DEPOSITS
(COST $250,000,000)		250,000,000

TOTAL INVESTMENT
SECURITIES (COST
$4,674,042,170) — 93.5%		4,674,042,170
____________________

Percentages indicated are based on net assets of $4,999,355,098.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2013. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	Rate presented represents the effective yield at time of purchase.
(c)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(d)	Step Bond. Income recognition is on the effective yield method for Step Bonds.
LLC — Limited Liability Company MTN — Medium Term Note

12	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2013

U.S. Government and Government Agency Obligations – 16.6%
		Principal	Amortized
		Amount ($)	Cost ($)
Federal Farm Credit Bank – 3.5%
0.19%, 12/13/13		7,500,000	7,500,064
0.19%, 12/20/13(a), Series 2		6,000,000	6,000,000
0.23%, 12/30/13(a)		8,000,000	8,000,522
0.18%, 1/14/14(a)		7,500,000	7,499,848
0.03%, 2/10/14(a)		18,000,000	17,995,885
0.11%, 3/26/14(a), Series 1		23,500,000	23,500,153
0.12%, 6/6/14(a)		30,000,000	29,998,188
0.16%, 6/11/14		15,000,000	14,998,880
0.11%, 10/24/14(a), Series 1		18,000,000	17,999,092
0.18%, 2/27/15(a)		3,695,000	3,696,483
0.21%, 7/24/15(a)		7,500,000	7,509,217
			144,698,332
Federal Home Loan Bank – 7.5%
0.13%, 11/8/13		6,850,000	6,849,910
0.10%, 11/20/13, Series 2		25,000,000	24,999,905
0.38%, 11/27/13		11,000,000	11,002,082
0.13%, 12/6/13		11,550,000	11,549,252
0.13%, 12/10/13		7,000,000	6,999,569
0.34%, 12/18/13		4,300,000	4,300,704
0.16%, 12/20/13(a)		30,000,000	30,001,630
0.16%, 3/3/14(b)		45,000,000	44,976,362
0.17%, 3/24/14(b)		15,000,000	14,990,169
0.13%, 3/27/14		18,000,000	17,997,349
0.11%, 6/5/14(a)		75,000,000	74,997,478
0.10%, 6/27/14(a), Series 1		15,000,000	14,999,019
0.19%, 7/22/14		25,000,000	24,997,658
0.13%, 7/25/14		15,000,000	14,994,887
0.11%, 9/2/14(a)		15,000,000	14,999,372
			318,655,346
Federal Home Loan Mortgage Corp. – 4.2%
0.15%, 12/20/13(b)		19,000,000	18,996,121
0.16%, 10/16/15(a)		160,000,000	160,000,000
			178,996,121
Federal National Mortgage Association – 1.4%
0.09%, 2/5/14(b)		12,734,000	12,730,842
0.88%, 8/28/14		7,500,000	7,543,200
0.63%, 10/30/14		31,573,000	31,718,687
0.46%, 11/21/14(a), Series 1		6,000,000	6,022,416
0.34%, 1/27/15(a)		3,065,000	3,073,639
			61,088,784

TOTAL U.S. GOVERNMENT
AND GOVERNMENT
AGENCY OBLIGATIONS
(COST $703,438,583)			703,438,583

U.S. Treasury Obligations – 57.2%

U.S. Treasury Bills – 30.8%
0.21%, 11/14/13(b)		725,000,000	724,943,820
0.10%, 11/21/13(b)		280,000,000	279,984,047
0.12%, 12/5/13(b)		150,000,000	149,983,354
0.13%, 4/24/14(b)		150,000,000	149,907,563
			1,304,818,784

U.S. Treasury Notes – 26.4%
0.50%, 11/15/13		425,000,000	425,057,626
4.25%, 11/15/13		30,000,000	30,046,403
2.00%, 11/30/13		215,000,000	215,305,058
0.75%, 12/15/13		50,000,000	50,032,305
1.25%, 2/15/14		75,000,000	75,229,947
1.75%, 3/31/14		15,000,000	15,096,123
1.25%, 4/15/14		15,000,000	15,073,456
2.38%, 9/30/14		200,000,000	203,980,839
0.50%, 10/15/14		34,500,000	34,624,651
4.25%, 11/15/14		50,000,000	52,117,946
			1,116,564,354

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $2,421,383,138)			2,421,383,138

Repurchase Agreements – 26.0%

Merrill Lynch Pierce, Fenner
& Smith, Inc. purchased on
10/31/13, 0.09%, due on
11/7/13 with a maturity value
of $150,002,625, collateralized
by various U.S. Government
and Government Agency
Obligations, 2.39%-3.00%,
4/1/33-4/1/43, fair value
$153,000,001	.	150,000,000	150,000,000
Barclays Capital Group, purchased
on 10/31/13, 0.07%, due on
11/7/13 with a maturity value
of $250,003,403, collateralized
by various U.S. Government
and Government Agency
Obligations, 3.50%-5.00%,
2/15/39-10/20/62, fair value
$255,000,001		250,000,000	250,000,000
BNP Paribas, purchased on
10/31/13, 0.11%, due on
11/1/13 with a maturity value
of $250,000,764, collateralized
by various U.S. Government
and Government Agency
Obligations, 3.00%-4.50%,
2/1/27-5/1/43, fair value
$255,000,000		250,000,000	250,000,000

See notes to financial statements.	HSBC FAMILY OF FUNDS	13

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2013 (continued)

Repurchase Agreements, continued
	Principal	Amortized
	Amount ($)	Cost ($)
Citigroup Global Markets, purchased
on 10/31/13, 0.10%, due on
11/1/13 with a maturity value
of $250,000,694, collateralized by
various U.S. Government
and Government Agency
Obligations, 1.95%-6.50%,
11/1/19-10/1/43, fair value
$255,000,000	250,000,000	250,000,000
Deutsche Bank, purchased
on 10/31/13, 0.12%, due on
11/1/13 with a maturity value
of $200,000,667, collateralized
by various U.S. Government
and Government Agency
Obligations, 3.00%-4.00%,
11/1/26-8/1/43, fair value
$204,000,000	200,000,000	200,000,000

TOTAL REPURCHASE
AGREEMENTS
(COST $1,100,000,000)		1,100,000,000

TOTAL INVESTMENT
SECURITIES (COST
$4,224,821,721) — 99.8%		4,224,821,721
____________________

Percentages indicated are based on net assets of $4,233,130,504.
(a)	Variable rate security. The rate presented represents the rate in effect at October 31, 2013. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.
(b)	Discount note. Rate presented represents the effective yield at time of purchase.

14	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. TREASURY MONEY MARKET FUND
Schedule of Portfolio Investments–as of October 31, 2013

U.S. Treasury Obligations – 99.5%
	Principal	Amortized
	Amount ($)	Cost ($)
U.S. Treasury Bills – 52.2%
0.14%, 11/7/13 (a)	217,000,000	216,996,142
0.14%, 11/14/13 (a)	908,000,000	907,950,029
0.16%, 11/29/13 (a)	75,000,000	74,990,667
0.05%, 12/19/13 (a)	75,000,000	74,995,001
0.03%, 1/2/14 (a)	70,000,000	69,996,082
		1,344,927,921
U.S. Treasury Notes – 47.3%
0.50%, 11/15/13	325,000,000	325,054,584
4.25%, 11/15/13	125,000,000	125,200,270
2.00%, 11/30/13	225,000,000	225,336,259
0.75%, 12/15/13	65,000,000	65,050,462
1.00%, 1/15/14	150,000,000	150,280,534
4.00%, 2/15/14	10,000,000	10,112,855
0.25%, 2/28/14	40,000,000	40,012,571
1.25%, 3/15/14	125,000,000	125,532,255
0.63%, 7/15/14	30,000,000	30,095,755
2.38%, 8/31/14	25,000,000	25,457,708
2.38%, 10/31/14	25,000,000	25,557,816
4.25%, 11/15/14	65,000,000	67,757,229
		1,215,448,298

TOTAL U.S. TREASURY OBLIGATIONS (COST $2,560,376,219)		2,560,376,219

TOTAL INVESTMENT SECURITIES — 99.5%		2,560,376,219
____________________

Percentages indicated are based on net assets of $2,572,320,882.
(a)	Discount note. Rate presented represents the effective yield at time of purchase.

See notes to financial statements.	HSBC FAMILY OF FUNDS 15

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2013

		U.S.
	Prime	Government	U.S. Treasury
	Money Market	Money Market	Money Market
	Fund	Fund	Fund
Assets:
Investments, at value and amortized cost	$4,674,042,170	$3,124,821,721	$2,560,376,219
Repurchase agreements, at value and cost	—	1,100,000,000	—
Total Investments	4,674,042,170	4,224,821,721	2,560,376,219
Cash	322,081,559	3,566,463	4,733,511
Interest receivable	4,034,903	5,300,727	7,467,502
Receivable for capital shares issued	78,396	35,021	—
Prepaid expenses	103,900	107,809	73,083
Total Assets	5,000,340,928	4,233,831,741	2,572,650,315

Liabilities:
Dividends payable	97,723	39,714	—
Accrued expenses and other liabilities:
Investment Management	376,642	275,690	117,076
Administration	204,269	153,503	77,925
Compliance Services	259	47	130
Accounting	373	252	451
Custodian	71,446	58,670	33,530
Transfer Agent	8,154	6,034	6,055
Trustee	15,190	4,454	130
Other	211,774	162,873	94,136
Total Liabilities	985,830	701,237	329,433
Net Assets	$4,999,355,098	$4,233,130,504	$2,572,320,882

Composition of Net Assets:
Capital	4,999,346,354	4,233,220,928	2,572,370,281
Accumulated net realized gains (losses) from investments	8,744	(90,424)	(49,399)
Net Assets	$4,999,355,098	$4,233,130,504	$2,572,320,882

Net Assets:
Class A Shares	$42,158,371	$428,135	$5,099
Class B Shares	28,181	48,741	—
Class C Shares	2	—	—
Class D Shares	1,288,077,154	670,892,508	517,845,253
Class I Shares	3,121,056,022	1,156,893,808	1,086,180,728
Class Y Shares	548,035,368	2,404,867,312	968,289,802
	$4,999,355,098	$4,233,130,504	$2,572,320,882
Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	42,158,898	428,148	5,091
Class B Shares	28,210	48,730	—
Class C Shares	2	—	—
Class D Shares	1,288,015,088	670,724,760	517,853,599
Class I Shares	3,121,128,793	1,157,028,933	1,086,229,016
Class Y Shares	548,029,587	2,404,990,715	968,287,545
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$1.00	$1.00	$1.00
Class B Shares(a)	$1.00	$1.00	$—
Class C Shares(a)	$1.00	$—	$—
Class D Shares	$1.00	$1.00	$1.00
Class I Shares	$1.00	$1.00	$1.00
Class Y Shares	$1.00	$1.00	$1.00
____________________

(a)        Redemption Price per share varies by length of time shares are held.

16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2013

		U.S.
	Prime	Government	U.S. Treasury
	Money Market	Money Market	Money Market
	Fund	Fund	Fund
Investment Income:
Interest	$12,606,310	$6,812,816	$2,335,533
Total Investment Income	12,606,310	6,812,816	2,335,533

Expenses:
Investment Management	5,131,209	4,745,532	2,566,350
Advisory Services:
Operational Support - Class A Shares	40,057	18,952	4
Operational Support - Class B Shares	32	61	—
Operational Support - Class C Shares	2	—	—
Operational Support - Class D Shares	1,359,346	614,527	656,884
Operational Support - Class Y Shares	619,399	2,566,083	1,343,234
Administration:
Class A Shares	19,937	9,312	2
Class B Shares	15	31	—
Class D Shares	675,695	305,595	325,809
Class I Shares	1,546,685	768,238	281,884
Class Y Shares	308,099	1,274,738	667,932
Distribution:
Class B Shares	241	459	5
Class C Shares	10	—	—
Shareholder Servicing:
Class A Shares	160,114	75,809	22
Class B Shares	80	152	2
Class C Shares	3	—	—
Class D Shares	3,396,688	1,536,330	1,642,223
Accounting	77,399	68,524	66,255
Compliance Services	110,467	100,146	54,603
Custodian	306,828	272,011	155,093
Printing	161,588	53,656	13,772
Professional	407,211	362,247	216,569
Transfer Agent	49,211	36,333	36,424
Trustee	322,451	300,630	154,014
Registration fees	81,964	79,344	77,694
Other	274,538	159,470	119,978
Total expenses before fee reductions	15,049,269	13,348,180	8,378,753
Fees voluntarily reduced/reimbursed by Investment Adviser	(1,474,820)	(4,977,753)	(4,055,018)
Fees voluntarily reduced by Administrator	(6,088)	(489,242)	(325,686)
Fees voluntarily reduced/reimbursed by Distributor	(251)	(459)	(5)
Fees voluntarily reduced/reimbursed by Shareholder Servicing Agent	(3,550,514)	(1,612,291)	(1,642,247)
Fees paid indirectly	—	(31,032)	(20,264)
Net Expenses	10,017,596	6,237,403	2,335,533

Net Investment Income	2,588,714	575,413	—

Net realized gains (losses) from investments	8,744	(86,858)	(37,989)
Change In Net Assets Resulting From Operations	$2,597,458	$488,555	$(37,989)

See notes to financial statements.	HSBC FAMILY OF FUNDS 17

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Prime		U.S. Government
	Money Market Fund		Money Market Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012
Investment Activities:
Operations:
Net investment income	$2,588,714	$5,657,344	$575,413	$589,074
Net realized gains (losses) from investments	8,744	24,826	(86,858)	2,240
Change in net assets resulting from operations	2,597,458	5,682,170	488,555	591,314

Dividends:
Net investment income:
Class A Shares	(4,311)	(2,958)	(1,885)	(169)
Class B Shares	(4)	(7)	(6)	(8)
Class C Shares	(1)	(4)	—	—
Class D Shares	(145,852)	(143,373)	(62,841)	(64,809)
Class I Shares	(2,366,911)	(5,344,845)	(248,433)	(290,312)
Class Y Shares	(71,635)	(166,157)	(262,248)	(233,776)
Net realized gains:
Class A Shares	(78)	—	—	(35)
Class B Shares	—	—	—	(1)
Class D Shares	(2,967)	—	—	(7,445)
Class I Shares	(7,143)	—	—	(19,650)
Class Y Shares	(1,258)	—	—	(18,416)
Change in net assets resulting from
shareholder dividends	(2,600,160)	(5,657,344)	(575,413)	(634,621)

Change in net assets resulting from
capital transactions	18,941,569	(1,590,758,408)	(760,210,896)	885,763,811
Change in net assets	18,938,867	(1,590,733,582)	(760,297,754)	885,720,504

Net Assets:
Beginning of period	4,980,416,231	6,571,149,813	4,993,428,258	4,107,707,754
End of period	$4,999,355,098	$4,980,416,231	$4,233,130,504	$4,993,428,258
Accumulated net investment income	$—	$—	$—	$2

18 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Prime		U.S. Government
	Money Market Fund		Money Market Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012
CAPITAL TRANSACTIONS:*
Class A Shares:
Proceeds from shares issued	$10,044,534	$11,405,354	$100,773,881	$12,635,616
Dividends reinvested	149	102	385	18
Value of shares redeemed	(1,432,410)	(5,622,050)	(100,584,674)	(16,391,097)
Class A Shares capital transactions	8,612,273	5,783,406	189,592	(3,755,463)

Class B Shares:
Proceeds from shares issued	—	19,430	—	—
Dividends reinvested	4	6	6	9
Value of shares redeemed	(13,118)	(110,006)	(27,646)	(17,135)
Class B Shares capital transactions	(13,114)	(90,570)	(27,640)	(17,126)

Class C Shares:
Proceeds from shares issued	373	745	—	—
Dividends reinvested	1	4	—	—
Value of shares redeemed	(6,130)	(777)	—	—
Class C Shares capital transactions	(5,756)	(28)	—	—

Class D Shares:
Proceeds from shares issued	5,119,755,763	5,747,496,581	2,284,815,817	2,112,895,877
Dividends reinvested	109,668	112,060	29,381	41,463
Value of shares redeemed	(5,135,614,581)	(6,035,401,728)	(2,228,438,235)	(2,244,889,380)
Class D Shares capital transactions	(15,749,150)	(287,793,087)	56,406,963	(131,952,040)

Class I Shares:
Proceeds from shares issued	26,195,455,773	37,580,221,468	10,153,237,542	15,350,488,166
Dividends reinvested	1,231,509	2,814,430	152,717	206,034
Value of shares redeemed	(26,101,317,973)	(38,866,710,107)	(10,869,649,354)	(15,123,273,533)
Class I Shares capital transactions	95,369,309	(1,283,674,209)	(716,259,095)	227,420,667

Class Y Shares:
Proceeds from shares issued	1,790,806,941	2,112,812,015	20,359,087,706	16,530,799,457
Dividends reinvested	66,154	146,189	259,866	250,271
Value of shares redeemed	(1,860,145,088)	(2,137,942,124)	(20,459,868,288)	(15,736,981,955)
Class Y Shares capital transactions	(69,271,993)	(24,983,920)	(100,520,716)	794,067,773
Change in net assets resulting from
capital transactions	$18,941,569	$(1,590,758,408)	$(760,210,896)	$885,763,811
____________________

*       Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.	HSBC FAMILY OF FUNDS 19

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	U.S. Treasury
	Money Market Fund
	For the	For the
	year ended	year ended
	October 31, 2013	October 31, 2012
Investment Activities:
Operations:
Net investment income	$—	$9
Net realized gains (losses) from investments transactions	(37,989)	8,482
Change in net assets resulting from operations	(37,989)	8,491

Dividends:
Net realized gains:
Class D Shares	—	(6,485)
Class I Shares	—	(6,826)
Class Y Shares	—	(10,955)
Change in net assets resulting from shareholder dividends	—	(24,266)
Change in net assets resulting from capital transactions	198,372,690	(229,081,790)

Change in net assets	198,334,701	(229,097,565)

Net Assets:
Beginning of period	2,373,986,181	2,603,083,746
End of period	$2,572,320,882	$2,373,986,181
Accumulated net investment income	$—	$9

20 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	U.S. Treasury
	Money Market Fund
	For the	For the
	year ended	year ended
	October 31, 2013	October 31, 2012
CAPITAL TRANSACTIONS:*
Class A Shares:
Value of shares redeemed	$—	$(607,887)
Class A Shares capital transactions	—	(607,887)

Class B Shares:
Value of shares redeemed	(1,031)	(34,382)
Class B Shares capital transactions	(1,031)	(34,382)

Class C Shares:
Proceeds from shares issued	—	114,177
Value of shares redeemed	—	(114,177)
Class C Shares capital transactions	—	—

Class D Shares:
Proceeds from shares issued	2,077,685,254	1,836,487,946
Dividends reinvested	—	2,757
Value of shares redeemed	(2,221,893,975)	(1,794,363,660)
Class D Shares capital transactions	(144,208,721)	42,127,043

Class I Shares:
Proceeds from shares issued	5,092,587,899	2,342,393,162
Dividends reinvested	—	3,734
Value of shares redeemed	(4,561,678,583)	(2,770,079,317)
Class I Shares capital transactions	530,909,316	(427,682,421)

Class Y Shares:
Proceeds from shares issued	1,876,855,817	1,844,352,806
Dividends reinvested	—	10,587
Value of shares redeemed	(2,065,182,691)	(1,687,247,536)
Class Y Shares capital transactions	(188,326,874)	157,115,857
Change in net assets resulting from capital transactions	$198,372,690	$(229,081,790)
____________________

*       Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.	HSBC FAMILY OF FUNDS 21

HSBC PRIME MONEY MARKET FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends						Ratios/Supplementary Data
				Net											Ratio of				Ratios of
				Realized and											Expenses				Expenses
				Unrealized			Net		Net						to Average		Ratio of Net		to Average
	Net Asset			Gains			Realized		Asset				Ratio of Net		Net Assets		Investment		Net Assets
	Value,	Net		(Losses)	Total from	Net	Gains from		Value,			Net Assets at	Expenses to		(Excluding		Income to		(Excluding
	Beginning	Investment		from	Investment	Investment	Investment	Total	End of	Total		End of Period	Average Net		Fees Paid		Average Net		Fee
	of Period	Income		Investments	Activities	Income	Transactions	Dividends	Period	Return(a)		(000’s)	Assets		Indirectly)		Assets		Reductions)
CLASS A SHARES
Year Ended October 31, 2009	$1.00	—	(b)	—(b)	—(b)	—(b)	—	—(b)	$1.00	0.32	%(c)	$343,265	0.55	%(c)	0.55	%(c)	0.31	%(c)	0.69	%(c)
Year Ended October 31, 2010	1.00	—	(b)(d)	—(b)	—(b)	—(b)	—	—(b)	1.00	0.01	%(e)	32,943	0.29%		0.29%		0.01	%(e)	0.67%
Year Ended October 31, 2011	1.00	—	(b)(d)	—(b)	—(b)	—(b)	—	—(b)	1.00	0.01%		27,763	0.26%		0.26%		0.01%		0.68%
Year Ended October 31, 2012	1.00	—	(b)	—(b)	—(b)	—(b)	—	—(b)	1.00	0.01%		33,546	0.30%		0.30%		0.01%		0.69%
Year Ended October 31, 2013	1.00	—	(b)(d)	—(b)	—(b)	—(b)	— (b)	—(b)	1.00	0.01%		42,158	0.23%		0.23%		0.01%		0.68%
CLASS B SHARES
Year Ended October 31, 2009	$1.00	—	(b)	—(b)	—(b)	—	—	—	$1.00	0.17	%(c)	$312	0.68	%(c)	0.68	%(c)	0.13	%(c)	1.30	%(c)
Year Ended October 31, 2010	1.00	—	(b)(d)	—(b)	—(b)	—(b)	—	—(b)	1.00	0.01	%(e)	226	0.29%		0.29%		0.01	%(e)	1.27%
Year Ended October 31, 2011	1.00	—	(b)(d)	—(b)	—(b)	—(b)	—	—(b)	1.00	0.01%		132	0.26%		0.26%		0.01%		1.28%
Year Ended October 31, 2012	1.00	—	(b)	—(b)	—(b)	—(b)	—	—(b)	1.00	0.01%		41	0.29%		0.29%		0.01%		1.29%
Year Ended October 31, 2013	1.00	—	(b)(d)	—(b)	—(b)	—(b)	— (b)	—(b)	1.00	0.01%		28	0.24%		0.24%		0.01%		1.28%
CLASS C SHARES
Year Ended October 31, 2009	$1.00	—	(b)	—(b)	—(b)	—(b)	—	—(b)	$1.00	0.17	%(c)	$259,364	0.74	%(c)	0.74	%(c)	0.19	%(c)	1.29	%(c)
Year Ended October 31, 2010	1.00	—	(b)(d)	—(b)	—(b)	—(b)	—	—(b)	1.00	0.01	%(e)	44	0.29%		0.29%		0.01	%(e)	1.27%
Year Ended October 31, 2011	1.00	—	(b)(d)	—(b)	—(b)	—(b)	—	—(b)	1.00	0.01%		6	0.25%		0.25%		0.01%		1.28%
Year Ended October 31, 2012	1.00	—	(b)	—(b)	—(b)	—(b)	—	—(b)	1.00	0.06%		6	0.25%		0.25%		0.06%		1.29%
Year Ended October 31, 2013	1.00	—	(b)(d)	—(b)	—(b)	—(b)	— (b)	—(b)	1.00	0.01%		— (f)	0.23%		0.23%		0.07%		1.26%
CLASS D SHARES
Year Ended October 31, 2009	$1.00	—	(b)	—(b)	—(b)	—(b)	—	—(b)	$1.00	0.40	%(c)	$1,994,448	0.49	%(c)	0.49	%(c)	0.42	%(c)	0.54	%(c)
Year Ended October 31, 2010	1.00	—	(b)(d)	—(b)	—(b)	—(b)	—	—(b)	1.00	0.01	%(e)	1,695,222	0.29%		0.29%		0.01	%(e)	0.52%
Year Ended October 31, 2011	1.00	—	(b)(d)	—(b)	—(b)	—(b)	—	—(b)	1.00	0.01%		1,591,614	0.26%		0.26%		0.01%		0.53%
Year Ended October 31, 2012	1.00	—	(b)	—(b)	—(b)	—(b)	—	—(b)	1.00	0.01%		1,303,827	0.30%		0.30%		0.01%		0.54%
Year Ended October 31, 2013	1.00	—	(b)(d)	—(b)	—(b)	—(b)	— (b)	—(b)	1.00	0.01%		1,288,077	0.23%		0.23%		0.01%		0.53%

22 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC PRIME MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities						Dividends									Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investments		Total from Investment Activities		Net Investment Income		Net Realized Gains from Investment Transactions		Total Dividends		Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)		Ratio of Net Investment Income to Average Net Assets		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)
CLASS I SHARES
Year Ended October 31, 2009	$1.00	0.01		—	(b)	0.01		(0.01)		—		(0.01)		$1.00	0.69	%(c)	$7,189,613	0.18	%(c)	0.18	%(c)	0.55	%(c)	0.19	%(c)
Year Ended October 31, 2010	1.00	—	(b)(d)	—	(b)	—	(b)	—	(b)	—		—	(b)	1.00	0.14	%(e)	4,679,632	0.17%		0.17%		0.14	%(e)	0.17%
Year Ended October 31, 2011	1.00	—	(b)(d)	—	(b)	—	(b)	—	(b)	—		—	(b)	1.00	0.10%		4,309,346	0.17%		0.17%		0.10%		0.18%
Year Ended October 31, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)	1.00	0.14%		3,025,688	0.17%		0.17%		0.14%		0.19%
Year Ended October 31, 2013	1.00	—	(b)(d)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.08%		3,121,056	0.17%		0.17%		0.08%		0.18%
CLASS Y SHARES
Year Ended October 31, 2009	$1.00	0.01		—	(b)	0.01		(0.01)		—		(0.01)		$1.00	0.58	%(c)	$1,194,680	0.29	%(c)	0.29	%(c)	0.68	%(c)	0.29	%(c)
Year Ended October 31, 2010	1.00	—	(b)(d)	—	(b)	—	(b)	—	(b)	—		—	(b)	1.00	0.05	%(e)	1,107,571	0.26%		0.26%		0.04	%(e)	0.27%
Year Ended October 31, 2011	1.00	—	(b)(d)	—	(b)	—	(b)	—	(b)	—		—	(b)	1.00	0.01%		642,290	0.26%		0.26%		0.02%		0.28%
Year Ended October 31, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)	1.00	0.03%		617,308	0.28%		0.28%		0.03%		0.29%
Year Ended October 31, 2013	1.00	—	(b)(d)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.01%		548,035	0.23%		0.23%		0.01%		0.28%

(a)	Total returns do not include redemption charges.
(b)	Represents less than $0.005 or $(0.005).
(c)	Included in the ratios are the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.03% and the total return and net investment income ratio would have increased by 0.03%.
(d)	Calculated based on average shares outstanding.
(e)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 6 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.
(f)	Less than $500.

See notes to financial statements.	HSBC FAMILY OF FUNDS 23

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends									Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investments		Total from Investment Activities		Net Investment Income		Net Realized Gains from Investment Transactions		Total Dividends		Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)		Ratio of Net Expenses to Average Net Assets(b)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)(b)		Ratio of Net Investment Income to Average Net Assets(b)		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions) (b)
CLASS A SHARES
Year Ended October 31, 2009	$1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	$1.00	0.14	%(d)	$574,577		0.52	%(d)	0.52	%(d)	0.14	%(d)	0.72	%(d)
Year Ended October 31, 2010	1.00	—		—		—		—	(c)	—	(c)	—	(c)	1.00	0.02	%(e)	25,926		0.23%		0.23%		0.01	%(e)	0.67%
Year Ended October 31, 2011	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01%		3,995		0.16%		0.16%		0.01%		0.68%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		238		0.14%		0.15%		0.01%		0.69%
Year Ended October 31, 2013	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01%		428		0.17%		0.17%		0.01%		0.68%
CLASS B SHARES
Year Ended October 31, 2009	$1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	$1.00	0.08	%(d)	$84		0.54	%(d)	0.54	%(d)	0.08	%(d)	1.30	%(d)
Year Ended October 31, 2010	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.02	%(e)	88		0.22%		0.22%		0.01	%(e)	1.27%
Year Ended October 31, 2011	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01%		94		0.17%		0.17%		0.01%		1.28%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		76		0.16%		0.16%		0.01%		1.29%
Year Ended October 31, 2013	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01%		49		0.14%		0.14%		0.01%		1.28%
CLASS C SHARES
Year Ended October 31, 2009(f)	$1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	$1.00	0.08	%(d)	$229		0.50	%(d)	0.50	%(d)	0.04	%(d)	1.32	%(d)
Year Ended October 31, 2010(g)	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.02	%(e)	—	(h)	0.23%		0.23%		0.01	%(e)	1.27%
Year Ended October 31, 2011(i)	1.00	—		—		—		—		—		—		1.00	—%		—		—%		—%		—%		—%
Year Ended October 31, 2012(i)	1.00	—		—		—		—		—		—		1.00	—%		—		—%		—%		—%		—%
Year Ended October 31, 2013(i)	1.00	—		—		—		—		—		—		1.00	—%		—		—%		—%		—%		—%
CLASS D SHARES
Year Ended October 31, 2009	$1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	$1.00	0.18	%(d)	$767,551		0.48	%(d)	0.48	%(d)	0.21	%(d)	0.58	%(d)
Year Ended October 31, 2010	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.02	%(e)	922,510		0.22%		0.22%		0.02	%(e)	0.52%
Year Ended October 31, 2011	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01%		746,458		0.17%		0.17%		0.01%		0.53%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		614,499		0.16%		0.16%		0.01%		0.54%
Year Ended October 31, 2013	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01%		670,893		0.13%		0.13%		0.01%		0.53%
24 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities						Dividends									Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investments		Total from Investment Activities		Net Investment Income		Net Realized Gains from Investment Transactions		Total Dividends		Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)(b)		Ratio of Net Investment Income to Average Net Assets(b)		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions) (b)
CLASS I SHARES
Year Ended October 31, 2009	$1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	$1.00	0.43	%(d)	$8,176,980	0.22	%(d)	0.22	%(d)	0.38	%(d)	0.22	%(d)
Year Ended October 31, 2010	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.08	%(e)	5,100,891	0.16%		0.16%		0.07	%(e)	0.17%
Year Ended October 31, 2011	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.03%		1,645,764	0.16%		0.16%		0.03%		0.18%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.02%		1,873,166	0.16%		0.16%		0.01%		0.19%
Year Ended October 31, 2013	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01%		1,156,894	0.13%		0.13%		0.02%		0.18%
CLASS Y SHARES
Year Ended October 31, 2009	$1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	$1.00	0.32	%(d)	$3,370,299	0.33	%(d)	0.33	%(d)	0.38	%(d)	0.33	%(d)
Year Ended October 31, 2010	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.02	%(e)	2,918,347	0.22%		0.22%		0.02	%(e)	0.27%
Year Ended October 31, 2011	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01%		1,711,397	0.17%		0.17%		0.01%		0.28%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		2,505,448	0.17%		0.17%		0.01%		0.29%
Year Ended October 31, 2013	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01%		2,404,867	0.13%		0.13%		0.01%		0.28%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Represents less than $0.005 or $(0.005).
(d)	Included in the ratios are the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.06% and the total return and net investment income ratio would have increased by 0.06%.
(e)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 6 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.
(f)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 362 days during the period.
(g)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 351 days during the period.
(h)	Less than $500.
(i)	During the period the class had no operations. The net asset values reflected represent the last day the class had shareholders.

See notes to financial statements.	HSBC FAMILY OF FUNDS 25

HSBC U.S. TREASURY MONEY MARKET FUND
Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends									Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investments		Total from Investment Activities		Net Investment Income		Net Realized Gains from Investment Transactions		Total Dividends		Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)		Ratio of Net Expenses to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly) (b)	Ratio of Net Investment Income to Average Net Assets (b)		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions) (b)
CLASS A SHARES
Year Ended October 31, 2009	$1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	$1.00	0.07%		$385,994		0.24%	0.24%	0.07%		0.66%
Year Ended October 31, 2010	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01	%(e)	32,973		0.14%	0.14%	0.01	%(e)	0.67%
Year Ended October 31, 2011	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		613		0.11%	0.12%	0.01%		0.68%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—		—	(c)	—	(c)	1.00	—%		5		0.05%	0.06%	—%		0.70%
Year Ended October 31, 2013	1.00	—	(c)	—	(c)	—	(c)	—		—		—		1.00	—%		5		0.10%	0.10%	—%		0.69%
CLASS B SHARES
Year Ended October 31, 2009	$1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	$1.00	0.07%		$60		0.24%	0.24%	0.07%		1.26%
Year Ended October 31, 2010	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01	%(e)	50		0.14%	0.14%	0.01	%(e)	1.27%
Year Ended October 31, 2011	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		35		0.10%	0.10%	0.01%		1.28%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—		—	(c)	—	(c)	1.00	—%		1		0.06%	0.06%	—%		1.29%
Year Ended October 31, 2013(f)	1.00	—	(c)	—	(c)	—	(c)	—		—		—		1.00	—%		—		0.02%	0.02%	—%		0.76%
CLASS C SHARES
Year Ended October 31, 2009	$1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	$1.00	0.07%		$7,138		0.22%	0.22%	0.04%		1.26%
Year Ended October 31, 2010(g)	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01	%(e)	—	(h)	0.13%	0.13%	—	%(e)	1.27%
Year Ended October 31, 2011(i)	1.00	—	(d)	—		—		—		—		—		1.00	—%		—		—%	—%	—%		—%
Year Ended October 31, 2012(i)	1.00	—		—		—		—		—		—		1.00	—%		—		—%	—%	—%		—%
Year Ended October 31, 2013(i)	1.00	—		—		—		—		—		—		1.00	—%		—		—%	—%	—%		—%
CLASS D SHARES
Year Ended October 31, 2009	$1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	$1.00	0.07%		$955,652		0.23%	0.23%	0.06%		0.51%
Year Ended October 31, 2010	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01	%(e)	726,244		0.14%	0.14%	0.01	%(e)	0.52%
Year Ended October 31, 2011	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		619,940		0.10%	0.10%	0.01%		0.53%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—		—	(c)	—	(c)	1.00	—%		662,063		0.08%	0.09%	—%		0.54%
Year Ended October 31, 2013	1.00	—	(c)	—	(c)	—	(c)	—		—		—		1.00	—%		517,845		0.09%	0.09%	—%		0.53%

26 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. TREASURY MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities						Dividends									Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investments		Total from Investment Activities		Net Investment Income		Net Realized Gains from Investment Transactions		Total Dividends		Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly) (b)	Ratio of Net Investment Income to Average Net Assets (b)		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions) (b)
CLASS I SHARES
Year Ended October 31, 2009	$1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	$1.00	0.14%		$3,322,962	0.16%	0.16%	0.14%		0.16%
Year Ended October 31, 2010	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01	%(e)	1,379,042	0.13%	0.13%	0.01	%(e)	0.17%
Year Ended October 31, 2011	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		982,974	0.10%	0.10%	0.01%		0.18%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—		—	(c)	—	(c)	1.00	—%		555,287	0.08%	0.08%	—%		0.19%
Year Ended October 31, 2013	1.00	—	(c)	—	(c)	—	(c)	—		—		—		1.00	—%		1,086,181	0.09%	0.09%	—%		0.18%
CLASS Y SHARES
Year Ended October 31, 2009	$1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	$1.00	0.08%		$996,309	0.22%	0.22%	0.08%		0.26%
Year Ended October 31, 2010	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01	%(e)	1,147,150	0.14%	0.14%	0.01	%(e)	0.27%
Year Ended October 31, 2011	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		999,521	0.09%	0.10%	0.01%		0.28%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—		—	(c)	—	(c)	1.00	—%		1,156,631	0.09%	0.09%	—%		0.29%
Year Ended October 31, 2013	1.00	—	(c)	—	(c)	—	(c)	—		—		—		1.00	—%		968,290	0.09%	0.09%	—%		0.28%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Represents less than $0.005 or $(0.005).
(d)	Calculated based on average shares outstanding.
(e)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 6 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.
(f)	Class B shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 249 days during the period. The net asset value reflected represents the last day the class had operations.
(g)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 351 days during the period.
(h)	Less than $500.
(i)	During the period the class had no operations. The net asset values reflected represent the last day the class had shareholders.

See notes to financial statements.	HSBC FAMILY OF FUNDS 27

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2013

1. Organization:

     The HSBC Funds (the “Trust’’), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act’’), as an open-end management investment company. As of October 31, 2013, the Trust is comprised of 15 separate operational funds, each a series of the HSBC Family of Funds, which also includes the HSBC Advisor Funds Trust and the HSBC Portfolios (the “Trusts’’). The accompanying financial statements are presented for the following 3 funds (individually a “Fund,’’ collectively the “Funds’’):

Fund	Short Name
HSBC Prime Money Market Fund	Prime Money Market Fund
HSBC U.S. Government Money Market Fund	U.S. Government Money Market Fund
HSBC U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund

     All the Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

     The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. The Funds are authorized to issue seven classes of shares: Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class I Shares and Class Y Shares. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC’’) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class A, Class D, Class E, Class I or Class Y Shares of the Funds. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges. As of October 31, 2013, Class E Shares were not operational. Effective as of August 1, 2013, Class B Shares may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

     Under the Trust’s organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust expects that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     Investments of the Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

28       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

Investment Transactions and Related Income:

     Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Restricted and Illiquid Securities:

     A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act’’) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (the “Board’’). Therefore, not all restricted securities are considered illiquid. At October 31, 2013, the Funds did not hold any restricted securities that were deemed illiquid. The restricted securities held as of October 31, 2013 are identified below:

	Acquisition	Acquisition	Principal	Fair	% of
Prime Money Market Fund	Date	Cost	Amount	Value	Net Assets
Antalis US Funding Corp., 0.30%, 11/8/13	8/7/2013	$17,426,629	$17,440,000	$17,438,983	0.3%
ANZ New Zealand International Ltd., 0.28%, 4/15/14	4/15/2013	25,000,000	25,000,000	25,000,000	0.5%
ASB Finance Ltd., Series GB, 0.30%, 9/2/14	8/29/2013	25,000,000	25,000,000	25,000,000	0.5%
Australia & New Zealand Banking Group Ltd., 0.31%, 5/12/14	4/11/2013	25,000,000	25,000,000	25,000,000	0.5%
Caisse Centrale Desjardins du Quebec, 0.13%, 11/1/13	10/1/2013	14,998,321	15,000,000	15,000,000	0.3%
Caisse Centrale Desjardins du Quebec, 0.19%, 11/15/13	8/15/2013	29,985,817	30,000,000	29,997,842	0.6%
Caisse Centrale Desjardins du Quebec, 0.24%, 2/19/14	9/10/2013	19,978,400	20,000,000	19,985,333	0.4%
Caisse des Depots et Consignations, 0.20%, 11/29/13	7/30/2013	29,980,175	30,000,000	29,995,450	0.6%
Caisse des Depots et Consignations, 0.24%, 1/2/14	7/26/2013	19,979,111	20,000,000	19,991,906	0.4%
Caisse des Depots et Consignations, 0.35%, 8/29/14	9/6/2013	29,896,750	30,000,000	29,912,208	0.6%
Collateralized CP II Co. LLC, 0.17%, 12/19/13	9/17/2013	59,973,933	60,000,000	59,986,400	1.2%
Commonwealth Bank of Australia, 0.26%, 5/16/14	5/17/13	10,000,000	10,000,000	10,000,000	0.2%
Commonwealth Bank of Australia, 0.98%, 3/17/14	2/14/2013	12,597,257	12,500,000	12,534,265	0.3%
Commonwealth Bank of Australia, 2.13%, 3/17/14	5/21/2013	10,147,900	10,000,000	10,068,205	0.2%
Commonwealth Bank of Australia, N.Y., 0.23%, 11/21/13	5/22/2013	64,925,656	65,000,000	64,991,875	1.3%
Commonwealth Bank of Australia, N.Y., 0.25%, 9/11/14	9/11/2013	40,000,000	40,000,000	40,000,000	0.8%
Commonwealth Bank of Australia, N.Y., 0.31%, 11/15/13	9/11/2013	30,007,140	30,000,000	30,001,666	0.6%
DBS Bank Ltd., 0.24%, 1/10/14	7/9/2013	23,970,560	24,000,000	23,988,800	0.5%
DnB NOR Bank ASA, N.Y., 0.20%, 12/23/13	9/4/2013	29,981,667	30,000,000	29,991,333	0.6%
Erste Abwicklungsanstalt, 0.20%, 2/5/14	9/3/2013	84,927,750	85,000,000	84,954,667	1.7%
Erste Abwicklungsanstalt, 0.35%, 2/12/14	2/12/2013	14,947,208	15,000,000	14,984,979	0.3%
MetLife Short Term Funding LLC, 0.16%, 12/10/13	9/16/2013	21,991,689	22,000,000	21,996,187	0.4%
National Australia Bank Ltd., 0.97%, 11/8/13	10/18/2013	15,807,612	15,800,000	15,802,538	0.3%
National Australia Funding Delaware, Inc., 0.22%, 2/20/14	8/20/2013	19,978,022	20,000,000	19,986,742	0.4%
Nordea Bank AB, 0.18%, 11/18/13	8/19/2013	49,977,500	50,000,000	49,995,750	1.0%
Sumitomo Mitsui Banking Corp., N.Y., 0.12%, 11/1/13	10/25/2013	12,159,716	12,160,000	12,160,000	0.2%
Svenska Handelsbanken, Inc., 0.25%, 2/4/14	8/8/2013	19,975,000	20,000,000	19,986,806	0.4%
United Overseas Bank Ltd., 0.19%, 11/25/13	8/20/2013	29,984,800	30,000,000	29,996,200	0.6%
United Overseas Bank Ltd., 0.22%, 3/10/14	10/23/2013	24,978,917	25,000,000	24,980,292	0.5%
Westpac Banking Corp., 0.31%, 1/8/14	1/8/2013	15,000,000	15,000,000	15,000,000	0.3%
Westpac Banking Corp., 0.98%, 3/31/14	3/22/2013	15,862,008	15,750,000	15,795,802	0.3%
Westpac Securities NZ Ltd., 0.29%, 4/11/14	4/25/2013	29,001,044	29,000,000	29,000,482	0.6%
Westpac Securities NZ Ltd., 0.34%, 11/29/13	9/25/2013	85,026,010	85,000,000	85,011,205	1.7%

HSBC FAMILY OF FUNDS       29

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

Repurchase Agreements:

     The Funds (except U.S. Treasury Money Market Fund) may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer’’ (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The U.S. Treasury Money Market Fund may temporarily invest in repurchase agreements collateralized by U.S. Treasury Obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/ Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

     Dividends to shareholders from net investment income, if any, are declared daily and paid monthly from each Fund. Dividends from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

     The amount and character of net investment income and net realized gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

30       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

New Accounting Pronouncements:

     In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the entity’s financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Funds’ financial statements.

3. Investment Valuation Summary:

     The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

     Investments of the Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value and are typically categorized as Level 2 in the fair value hierarchy. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund holding the instrument would receive if it sold the instrument. The fair value of securities in the Funds can be expected to vary with changes in prevailing interest rates.

     Investments in other money market funds are priced at net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

     Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

     For the year ended October 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

HSBC FAMILY OF FUNDS       31

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

     The following is a summary of the valuation inputs used as of October 31, 2013 in valuing the Funds’ investments based upon the three levels defined above. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Fund:

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)
Prime Money Market Fund
Investment Securities:
Certificates of Deposit	—	1,976,782,448	—	1,976,782,448
Commercial Paper and Notes	—	1,353,212,261	—	1,353,212,261
Corporate Obligations	—	181,565,143	—	181,565,143
Yankee Dollars	—	194,243,024	—	194,243,024
U.S. Government and Government
Agency Obligations	—	30,000,000	—	30,000,000
U.S. Treasury Obligations	—	688,239,294	—	688,239,294
Time Deposits	—	250,000,000	—	250,000,000
Total Investment Securities	—	4,674,042,170	—	4,674,042,170

U.S. Government Money Market Fund
Investment Securities:
U.S. Government and Government
Agency Obligations	—	703,438,583	—	703,438,583
U.S. Treasury Obligations	—	2,421,383,138	—	2,421,383,138
Repurchase Agreements	—	1,100,000,000	—	1,100,000,000
Total Investment Securities	—	4,224,821,721	—	4,224,821,721

U.S. Treasury Money Market Fund
Investment Securities:
U.S. Treasury Obligations	—	2,560,376,219	—	2,560,376,219
Total Investment Securities	—	2,560,376,219	—	2,560,376,219

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services as investment adviser, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at an annual rate of 0.10%.

32       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

     HSBC also provides operational support services to the Funds pursuant to an Operational Support Services Agreement. For its services in this capacity, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class Y Shares, at an annual rate of:

Fund	Fee Rate(%)
Prime Money Market Fund	0.10
U.S. Government Money Market Fund	0.10
U.S. Treasury Money Market Fund	0.10

     The Bank of New York Mellon (the “Servicer”) provides recordkeeping, reporting and processing services to the Prime Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund, Class I Shares. The Servicer is paid by the Investment Adviser from its profits and not by the Funds, for these services.

Administration:

     HSBC also serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Combined Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts, subject to certain allocations in cases where one fund invests some or all of its assets in another fund. An amount equal to 50% of the administration fee is deemed to be class specific.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC. During the year ended October 31, 2013, Citi voluntarily reduced its sub-administration fees by $217,136.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement’’), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $287,560 for the year ended October 31, 2013, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.’’ Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside’’), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor’’). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, 1.00% and 0.25% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), Class C Shares (currently charging 0.75%) and

HSBC FAMILY OF FUNDS       33

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

Class D Shares (currently not being charged) of the Funds, respectively. For the year ended October 31, 2013, Foreside, as Distributor, also received $213,520, $105,439, and $49,940 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $584, $89, and $0 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively. Expenses reduced during the year ended October 31, 2013 are reflected on the Statements of Operations as “Fees voluntarily reduced by Distributor.’’

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.60%, 0.25%, 0.25%, 0.25% and 0.10% of the average daily net assets of Class A Shares (currently charging 0.40%), Class B Shares, Class C Shares, Class D Shares and Class E Shares (expected to charge 0.05%) of the Funds, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.85%, 1.00%, 1.00%, 0.50% and 0.10% annually of each Fund’s average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class E Shares, respectively. Expenses reduced during the year ended October 31, 2013 are reflected on the Statements of Operations as “Fees voluntarily reduced by Shareholder Servicing Agent.’’

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services and money market fund reporting services.

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

Fee Reductions:

     The Investment Adviser has agreed to contractually limit through March 1, 2014 the annual total expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, of certain classes of the Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Contractual
		Expense
Fund	Class	Limitations(%)
Prime Money Market Fund	E	0.25	*
Prime Money Market Fund	I	0.20
U.S. Government Money Market Fund	E	0.25	*
U.S. Government Money Market Fund	I	0.20
U.S. Treasury Money Market Fund	E	0.25	*
U.S. Treasury Money Market Fund	I	0.20
____________________
* As of October 31, 2013, Class E Shares were not operational.

34       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. At October 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Funds in subsequent years.

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi are reported separately on the Statements of Operations, as applicable.

     The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Expenses reduced during the year ended October 31, 2013 are reflected on the Statements of Operations as “Fees paid indirectly,” as applicable.

5. Federal Income Tax Information:

     At October 31, 2013, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)
Prime Money Market Fund	4,674,044,583	—	(2,413)	(2,413)
U.S. Government Money Market Fund	4,224,870,236	—	(48,515)	(48,515)
U.S Treasury Money Market Fund	2,560,404,902	—	(28,683)	(28,683)

     The tax character of dividends paid by the Funds as of the tax year ended October 31, 2013 was as follows:

	Dividends paid from
		Net
		Long Term	Total	Tax	Total
	Ordinary	Capital	Taxable	Exempt	Dividends
	Income($)	Gains($)	Dividends($)	Distributions($)	Paid($)(1)
Prime Money Market Fund	2,947,993	148	2,948,141	—	2,948,141
U.S. Government Money Market Fund	619,866	—	619,866	—	619,866

     The tax character of dividends paid by the Funds as of the tax year ended October 31, 2012 was as follows:

	Dividends paid from
		Net
		Long Term	Total	Tax	Total
	Ordinary	Capital	Taxable	Exempt	Dividends
	Income($)	Gains($)	Dividends($)	Distributions($)	Paid($)(1)
Prime Money Market Fund	5,507,290	—	5,507,290	—	5,507,290
U.S. Government Money Market Fund	584,227	—	584,227	—	584,227
U.S. Treasury Money Market Fund	24,266	—	24,266	—	24,266
____________________
(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

HSBC FAMILY OF FUNDS       35

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

     As of the tax year ended October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

						Accumulated		Total
	Undistributed	Undistributed	Undistributed			Capital	Unrealized	Accumulated
	Ordinary	Tax Exempt	Long Term	Accumulated	Dividends	and Other	Appreciation/	Earnings/
	Income($)	Income($)	Capital Gains($)	Earnings($)	Payable($)	Losses($)	(Depreciation)($)	(Deficit)($)
Prime Money Market Fund	108,880	—	—	108,880	(97,723)	—	(2,413)	8,744
U.S. Government Money
Market Fund	39,714	—	—	39,714	(39,714)	(41,909)	(48,515)	(90,424)
U.S. Treasury Money
Market Fund	—	—	—	—	—	(20,716)	(28,683)	(49,399)

     As of the tax year ended October 31, 2013, the Funds have net capital loss carryforwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset or expires.

     CLCFs not subject to expiration:

	Short Term	Long Term
	Amount($)	Amount($)	Total($)
U.S. Government Money Market Fund	41,909	—	41,909
U.S. Treasury Money Market Fund	9,306	11,410	20,716

6. Legal and Regulatory Matters:

     On September 26, 2006 BISYS Fund Services, Inc. (“BISYS’’), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC’’) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

7. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

36       HSBC FAMILY OF FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
HSBC Funds:

We have audited the accompanying statements of assets and liabilities of HSBC Prime Money Market Fund, HSBC U.S. Government Money Market Fund and HSBC U.S. Treasury Money Market Fund (the Funds), including the schedules of portfolio investments, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 27, 2013

HSBC FAMILY OF FUNDS       37

HSBC FAMILY OF FUNDS
Other Federal Income Tax Information—as of October 31, 2013 (Unaudited)

     During the year ended October 31, 2013, the following Fund declared capital gain distributions:

	Short Term Capital Gain	Long Term Capital Gain
	Distributions ($)	Distributions ($)
Prime Money Market Fund	11,299	148

     During the year ended October 31, 2013, the following Fund designated the maximum amount allowable as interest-related dividends for certain non-U.S. resident investors:

Qualified Interest Income (%)
Prime Money Market Fund	100.00
U.S. Government Money Market Fund	100.00

38       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2013 (Unaudited)

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013 (unless otherwise noted).

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/13	10/31/13	5/1/13 - 10/31/13	5/1/13 - 10/31/13
Prime Money Market Fund	Class A Shares	1,000.00	1,000.00	1.06	0.21%
	Class B Shares	1,000.00	1,000.10	1.01	0.20%
	Class C Shares	1,000.00	1,000.00	0.76	0.15%
	Class D Shares	1,000.00	1,000.00	1.01	0.20%
	Class I Shares	1,000.00	1,000.20	0.86	0.17%
	Class Y Shares	1,000.00	1,000.00	1.06	0.21%
U.S. Government Money
Market Fund	Class A Shares	1,000.00	1,000.10	0.50	0.10%
	Class B Shares	1,000.00	1,000.00	0.50	0.10%
	Class D Shares	1,000.00	1,000.10	0.50	0.10%
	Class I Shares	1,000.00	1,000.10	0.45	0.09%
	Class Y Shares	1,000.00	1,000.10	0.50	0.10%
U.S. Treasury Money
Market Fund	Class A Shares	1,000.00	1,000.00	0.40	0.08%
	Class B Shares**	1,000.00	1,000.00	0.06	0.03%
	Class D Shares	1,000.00	1,000.00	0.35	0.07%
	Class I Shares	1,000.00	1,000.00	0.35	0.07%
	Class Y Shares	1,000.00	1,000.00	0.35	0.07%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).
**	Information shown reflects values using the expense ratio and rate of return for the period May 1, 2013 to July 7, 2013 (number of operational days in period).

HSBC FAMILY OF FUNDS       39

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2013 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/13	10/31/13	5/1/13 - 10/31/13	5/1/13 - 10/31/13
Prime Money Market Fund	Class A Shares	1,000.00	1,024.15	1.07	0.21%
	Class B Shares	1,000.00	1,024.20	1.02	0.20%
	Class C Shares	1,000.00	1,024.45	0.77	0.15%
	Class D Shares	1,000.00	1,024.20	1.02	0.20%
	Class I Shares	1,000.00	1,024.35	0.87	0.17%
	Class Y Shares	1,000.00	1,024.15	1.07	0.21%
U.S. Government Money
Market Fund	Class A Shares	1,000.00	1,024.70	0.51	0.10%
	Class B Shares	1,000.00	1,024.70	0.51	0.10%
	Class D Shares	1,000.00	1,024.70	0.51	0.10%
	Class I Shares	1,000.00	1,024.75	0.46	0.09%
	Class Y Shares	1,000.00	1,024.70	0.51	0.10%
U.S. Treasury Money
Market Fund	Class A Shares	1,000.00	1,024.80	0.41	0.08%
	Class B Shares**	1,000.00	1,009.26	0.06	0.03%
	Class D Shares	1,000.00	1,024.85	0.36	0.07%
	Class I Shares	1,000.00	1,024.85	0.36	0.07%
	Class Y Shares	1,000.00	1,024.85	0.36	0.07%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).
**	Information shown reflects values using the expense ratio for the period from May 1, 2013 to July 7, 2013 (number of operational days in period) and has been annualized to reflect values for the period May 1, 2013 to October 31, 2013.

40       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

     The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Family of Funds. The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in
	Position(s)	Term of Office		Fund Complex	Other
Name,	Held with	and Length of	Principal Occupation(s)	Overseen By	Directorships
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	Held by Trustee
NON-INTERESTED
TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 58	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	21	None

SUSAN C. GAUSE P.O. Box 182845 Columbus, OH 43218-3035 Age: 60	Trustee	Indefinite; 2013 to present	Since 2003, Private Investor; Independent Trustee of Met Investors Series Trust (2008-2012); Chief Executive Officer, Dresdner RCM Global Investors and Allianz Dresdner Asset Management (2000-2002); Board Member of Dresdner Global Asset Management Board (2000-2002); Chief Operating Officer and Senior Managing Director of Dresdner RCM Global Investors (1998-2000)	21	Since 2012, Trustee, Metropolitan Series Fund

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 59	Trustee	Indefinite; 2008 to present	Private Investor (2000- present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	21	None

ALAN S. PARSOW P.O. Box 182845 Columbus, OH 43218-3035 Age: 63	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	21	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 67	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003- 2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation	21	Overseas Shipholding Group (energy transportation); Ellington Financial LLC (NYSE listed financial services); Ellington Residential Mortgage REIT (NYSE listed real estate investment trust)

MICHAEL SEELY P.O. Box 182845 Columbus, OH 43218-3035 Age: 68	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003-present); General Partner, Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981-2003)	21	None

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 50	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011-present); President and CEO, Fisher Francis Trees & Watts (“FFTW”) (investment advisor), February 2008-June 2011; Head of Client Service, Business Development and Marketing Group, FFTW (October 1999-February 2008)	21	None
____________________

*	Includes the Trust, the HSBC Advisor Fund Trust and the HSBC Portfolios.

HSBC FAMILY OF FUNDS       41

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 55	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 - present)

STEPHEN SIVILLO 452 Fifth Avenue New York, NY 10018 Age: 42	Vice President	One year; 2010 to present

Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2010 - present); Chief Compliance Officer, Managers Funds (2009 – 2010); Director, Mutual Fund Compliance, AllianceBernstein (2007-2009)

TY EDWARDS* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 47	Treasurer	One year; 2010 to present	Senior Vice President, Citi Fund Services (2010– present); Director, Product Management, Columbia Management (2007-2009); Deputy Treasurer, Columbia Funds, (2006-2007)

JENNIFER A. ENGLISH* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 41	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 - present)

FREDERICK J. SCHMIDT* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 54	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 - present)
____________________

*	Mr. Edwards, Mr. Schmidt, and Ms. English also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

42       HSBC FAMILY OF FUNDS

Other Information (Unaudited):

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

     Each Fund will disclose on its website at www.investorfunds.us.hsbc.com, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity of the Fund. In addition, each Fund will file with the Commission on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The Funds’ Forms N-MFP will be available on the Commission’s website at http://www.sec.gov, on a delayed basis, and the Funds’ website will also contain a link to these filings.

     An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC FAMILY OF FUNDS       43

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients:
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders:

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, Ohio 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

HSB-AR-MMF-1213	12/13

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2013

EMERGING MARKET FUNDS	Class A	Class I	Class S
HSBC Emerging Markets Debt Fund	HCGAX	HCGIX	HBESX
HSBC Emerging Markets Local Debt Fund	HBMAX	HBMIX	HBMSX
HSBC Frontier Markets Fund	HSFAX	HSFIX	—
HSBC Total Return Fund	HTRAX	HTRIX	HTRSX
HSBC RMB Fixed Income Fund	HRMBX	HRMRX	HRMSX

HSBC Family of Funds
Annual Report - October 31, 2013

Glossary of Terms
President’s Message	4
Commentary From the Investment Manager	5
Portfolio Reviews	6
Portfolio Composition	16
Schedules of Portfolio Investments
HSBC Emerging Markets Debt Fund	18
HSBC Emerging Markets Local Debt Fund	23
HSBC Frontier Markets Fund	27
HSBC Total Return Fund	29
HSBC RMB Fixed Income Fund	36
Statements of Assets and Liabilities	38
Statements of Operations	40
Statements of Changes in Net Assets	41
Financial Highlights	47
Notes to Financial Statements	52
Report of Independent Registered Public Accounting Firm	70
Other Federal Income Tax Information	71
Table of Shareholder Expenses	72
Board of Trustees and Officers	74
Other Information	76

Glossary of Terms

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

HSBC Offshore Renminbi Bond Index tracks total return performance of renminbi-denominated and renminbi-settled bonds and certificates of deposit issued outside the People’s Republic of China.

J.P. Morgan Emerging Local Markets Index Plus is an unmanaged index that tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade.

J.P. Morgan Emerging Markets Bond Index Global is an unmanaged index that tracks returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities; Brady bonds, loans, Eurobonds and local market instruments.

J.P. Morgan Government Bond Index – Emerging Markets Global Diversified is an unmanaged comprehensive global emerging markets fixed income index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged equity index which captures large and mid cap representation across Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the US and Canada). With 910 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Morgan Stanley Capital International Emerging Market (“MSCI EM”) Index is an unmanaged index that captures large and mid cap representation across 21 Emerging Markets (EM) countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. With 818 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Morgan Stanley Capital International (“MSCI”) Frontier Markets Index is an unmanaged index which captures large- and mid-cap representation across 25 Frontier Markets (FM) countries. The index includes 142 constituents, covering about 85% of the free float-adjusted market capitalization in each country.

Morgan Stanley Capital International (“MSCI”) Frontier Emerging Markets Capped Index is an unmanaged index and was developed for MSCI by HSBC and is a customized capped version of the MSCI Frontier Emerging Markets (FME) Index. The MSCI FME index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI Emerging Markets Index. The Index consists of 25 frontier markets and five emerging markets.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

President’s Message

Dear Shareholder,

We are pleased to send to you the HSBC Funds annual report, covering the fiscal year ended October 31, 2013. This report contains detailed information about your Funds’ portfolio of investments and operating results. We encourage you to review it carefully.

This report includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. The portfolio manager commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

In closing, we would like to thank you for investing in the HSBC Funds. We continue to focus the HSBC Fund Family on investment solutions to assist our shareholders in reaching their financial goals. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

4       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

Economic growth picked up pace in developing economies throughout the world during the 12-month period between November 1, 2012 and October 31, 2013. Many major economies, including the United States, reported improved economic data during the period, indicating new momentum for a modest but sustained recovery. The U.S. equity markets made strong gains during the period, boosted by improvements in the labor and housing markets and healthy corporate profits. Markets continued to benefit from the Federal Reserve Board’s (the “Fed”) decision to maintain the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% and 0.25%. Economic headwinds remained, however, including relatively high unemployment in some areas, low consumer spending and reduced government spending caused by sequestration.

Investor confidence declined mid-year due in part to expectations that the Fed would begin tapering its bond purchasing program. Concerns about the impact of tapering diminished, however, when the Fed announced in September that it would delay winding down its stimulus efforts until the unemployment rate fell significantly lower. The first shutdown of the U.S. government in 17 years occurred in October. This political crisis, along with the related standoff over raising the country’s borrowing limit, was another factor weighing on investor sentiment. The uncertainty surrounding the crisis dragged on equities, although markets regained momentum once a political deal was struck that reopened the government and raised the debt ceiling. Broad U.S. stock market indices ended the period significantly above where they were positioned 12 months earlier.

Improving political circumstances in the eurozone and positive economic data helped boost stocks in developed economies across the world. The economies of both Japan and Europe transitioned out of recession. Progress was made toward alleviating the sovereign debt crisis in Europe. The European Central Bank’s aggressive efforts, including its government bond-buying program known as Outright Monetary Transactions, reassured investors. Still, many developments in Europe revealed ongoing economic weaknesses, including a controversial bailout in Cyprus, political uncertainty in Italy and high unemployment throughout the eurozone.

Economic growth in many emerging markets slowed during the period, as concerns grew about rising inflation and potential decreases in global liquidity. In addition, signs of softening in China’s economy led to a fall in commodity prices, which dragged on stocks throughout emerging markets. Central banks in both India and Brazil fought rising inflation by raising interest rates.

The recovery of the U.S. housing market remained robust. New home sales and housing starts increased, though the pace of growth slowed late in the period. Although the unemployment rate gradually edged downward, it remained well above pre-recession levels. Moreover, the number of long-term unemployed individuals, including those who dropped out of the labor market entirely, remained high. Real income grew at a modest pace, but consumer spending remained weak, consumer confidence dropped sharply and personal savings rates slowed. Economic activity in the manufacturing sector expanded during the period, though the rate of growth slowed.

U.S. Gross Domestic Product1 growth increased each quarter during the period, expanding at a rate of 0.1% during the fourth quarter of 2012 and quickening to a rate of 2.8% in the third quarter of 2013, according to preliminary estimates.

Market Review

The period began with U.S. markets retreating slightly due to the political face-off over the “fiscal cliff” and concerns about ongoing turmoil related to eurozone sovereign debt.

Equities then regained momentum in the first quarter of 2013 and began a steady rally that persisted through the duration of the period with only a few brief interruptions. The strong performance of equities was undeterred by uncertainty about government policy and concerns that the onset of automatic budget cuts—known as sequestration—would undermine economic growth. A political compromise that avoided the direst consequences of the fiscal cliff, along with improvement in the housing market, helped buoy investor confidence and fuel gains in the equity markets.

During the middle of the period equity prices fell as investors anticipated an imminent decrease in central bank liquidity. Stocks rebounded after the Fed delayed tapering its bond-purchasing program, with the S&P 500 Index1 hitting a then-record high following the announcement. Equities ended the period in a rally that was spurred by the political deal that partially resolved the government shutdown and a second standoff over the debt ceiling.

Small- and mid-cap stocks outperformed large-cap stocks during the period, and emerging markets generally underperformed developed economies. The Russell 2000® Index1 of small-company stocks returned 36.28% and the MSCI Emerging Market Index1 of emerging market stocks returned 6.90%.

Stocks in developed economies rose. Japanese equities performed well due to optimism regarding its central bank’s ambitious monetary easing schedule, which aimed to double the size of the monetary base over the next two years. International stocks made strong gains, slightly outperforming U.S. markets. The S&P 500 Index of large-company U.S. stocks returned 27.18% for the 12 months through October 2013. That compared to a 27.40% return for the MSCI EAFE Index1 of international stocks in developed markets.

Rising interest rates, widening credit spreads and uncertainty about government policy resulted in weak performance in the U.S. fixed-income market during the period. Yields on U.S. Treasury bonds increased during the period, sending prices lower. Investment-grade corporate bonds also declined. Investors sought the more attractive yields offered by high-yield corporate bonds and high-yield municipal bonds, which were among the best-performing fixed-income sectors during the period. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned -1.08% for the 12 months through October, while the Barclays U.S. Corporate High-Yield Bond Index1 returned 8.87%. Fixed-income markets in Europe generated modest returns, while fixed-income in emerging markets ended the period significantly lower, despite a modest rebound in the final months of the period.

1       For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS        5

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Debt Fund (Class A Shares, Class I Shares and Class S Shares)

by Guillermo Ossés, Managing Director, Head of Emerging Markets Debt Portfolio Management
Lisa Chua, CFA, Senior Vice President, Portfolio Manager
Binqi Liu, Vice President, Portfolio Manager
Phil Yuhn, Senior Vice President, Portfolio Engineer

The HSBC Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets in fixed income instruments of issuers that economically are tied to emerging markets. The Fund will invest in instruments issued by foreign governments and corporations. Investments will generally be made in U.S. dollar denominated instruments, but the Fund will also seek to invest in emerging market local currency denominated instruments.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their client obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned -2.84% (without sales charge) for the Class A Shares, -2.52% for the Class I Shares and -2.42% for the Class S Shares for the year ended October 31, 2013. That compared to a -2.58% total return for the Fund’s benchmark, the J.P. Morgan Emerging Markets Bond Index Global1, for the same period.

Portfolio Performance

Emerging markets were volatile during the period as investors reacted to policy changes and political issues around the world. Investor confidence was strong early in 2013 due to the continued global economic recovery and positive developments such as the resolution of the “fiscal cliff” negotiations in the United States and the Bank of Japan’s announcement of a new stimulus policy. On the heels of this rally, the market was taken by surprise in May when U.S. payroll numbers came in stronger than expected and the U.S. Federal Reserve signaled a potential tapering of its quantitative easing program. This news resulted in a spike in U.S. Treasury yields and a repricing of fixed-income assets globally. Hardest hit were investment-grade sovereign emerging debt assets, which are more closely correlated to U.S. Treasuries than are other sectors of emerging market debt. However, emerging markets debt rallied in September and October, after the U.S. Federal Reserve said it would delay its tapering plan.

The Fund’s performance benefitted from a defensive position that we adopted early in the period because of what we believed were stretched asset valuations and a crowded technical position in emerging market debt. For example, underweight positions in investment-grade sovereigns such as Brazil, Russia and Indonesia contributed to relative performance when prices for those bonds fell.†

Off-benchmark exposure to hard-currency corporate bonds also boosted the Fund’s relative return over the period. These corporate bonds outperformed sovereign debt, thanks to their shorter durations and lower sensitivity to U.S. Treasuries.†

Our underweight position to certain high-yield countries such as Argentina hurt the Fund’s relative performance. We chose to underweight Argentina due to concerns surrounding the country’s deteriorating fundamentals of the country, however, its bond market rallied late in the period as investors grew confident about a pending court decision regarding the country’s debt payment obligations. The Fund benefited from the use of derivatives such as swap agreements and forward foreign currency exchange contracts. However, exposure to futures transactions reduced the Fund’s returns during the 12-month period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Debt Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[2]
	Inception	1	Since
As of October 31, 2013	Date	Year	Inception	Gross	Net
HSBC Emerging Markets Debt Fund Class A1	4/7/11	-7.46	5.09	1.63	1.20
HSBC Emerging Markets Debt Fund Class I	4/7/11	-2.52	7.47	1.28	0.85
HSBC Emerging Markets Debt Fund Class S	4/7/11	-2.42	7.57	1.18	0.75
J.P. Morgan Emerging Markets Bond Index Global	—	-2.58	7.47	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2014.

1	Reflects the maximum sales charge of 4.75%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2013. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.20%, 0.85% and 0.75% for Class A Shares, Class I Shares and Class S Shares, respectively. The expense limitation shall be in effect until March 1, 2014. Additional information pertaining to the October 31, 2013 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the J.P. Morgan Emerging Markets Bond Index Global, an unmanaged index that tracks returns for USD-denominated debt instruments issued by emerging market and sovereign quasi-sovereign entities; Brady bonds, loans, Eurobonds and local market markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       7

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Local Debt Fund (Class A Shares, Class I Shares and Class S Shares)

by Guillermo Ossés, Managing Director, Head of Emerging Markets Debt Portfolio Management
Lisa Chua, CFA, Senior Vice President, Portfolio Manager
Binqi Liu, Vice President, Portfolio Manager
Phil Yuhn, Senior Vice President, Portfolio Engineer

The HSBC Emerging Markets Local Debt Fund (the “Fund”) seeks maximum total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in debt instruments issued by foreign governments, government agencies or corporations and denominated in local currencies of countries with emerging securities markets. The Fund may also invest in instruments denominated in U.S. dollars.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their client obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned -4.60% (without sales charge) for the Class A Shares, -4.25% for the Class I Shares and -4.16% for the Class S Shares for the year ended October 31, 2013. That compared to a -1.60% total return for the Fund’s primary performance benchmark, the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified1, for the same period.

Portfolio Performance

Emerging markets were volatile during the period as investors reacted to policy changes and political issues around the world. Investor confidence was strong early in 2013 due to the continued global economic recovery and positive developments such as the resolution of the “fiscal cliff” negotiations in the United States and the Bank of Japan’s announcement of a new stimulus policy. On the heels of this rally, the market was taken by surprise in May when U.S. payroll numbers came in stronger than expected and the U.S. Federal Reserve signaled a potential tapering of its quantitative easing program. This news resulted in a spike in U.S. Treasury yields and a repricing of fixed-income assets globally. Hardest hit were investment-grade sovereign emerging debt assets, which are more closely correlated to U.S. Treasuries than are other sectors of emerging market debt. However, emerging markets debt rallied in September and October, after the U.S. Federal Reserve said it would delay its tapering plan.

During the first half of the 12-month period, the Fund changed its benchmark from an equally weighted blend of the JP Morgan GBI-EM Global Diversified Index and the JP Morgan Emerging Local Markets Index Plus to only the JP Morgan GBI-EM Global Diversified Index. Transaction costs related to rebalancing the portfolio in response to this change detracted slightly from the Fund’s relative performance.

The Fund’s exposure to select locally denominated bonds hurt relative performance during the period. For example, an overweight position to longer-duration South African bonds detracted from the Fund’s performance when those assets underperformed shorter-duration bonds. The Fund also increased its position in local Polish bonds in May, which detracted from performance when that market experienced a sell-off in May and June.†

An underweight position in the Hungarian forint also hurt performance, as currencies rallied late in the period when investors became more comfortable taking on more risk.†

However, the Fund’s exposure to select emerging markets local currencies, which we achieved by holding forward currency exchange contracts, boosted relative performance during the period. Most significantly, the Fund benefited from its exposure to the Brazilian real, the Chinese renminbi and the South African rand when those currencies outperformed the U.S. dollar. Overweight positions in locally denominated bonds in Brazil and Mexico also improved the Fund’s relative performance.†

The Fund also gained exposure to local interest rates during the period through the use of interest rate swaps. The use of these derivatives did not have a meaningful impact on performance during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Local Debt Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[3]
	Inception	1	Since
As of October 31, 2013	Date	Year	Inception	Gross	Net
HSBC Emerging Markets Local Debt Fund Class A1	4/7/11	-9.12	-3.33	2.11	1.34
HSBC Emerging Markets Local Debt Fund Class I	4/7/11	-4.25	-1.13	1.76	0.99
HSBC Emerging Markets Local Debt Fund Class S	4/7/11	-4.16	-1.04	1.66	0.89
Emerging Markets Debt Blend Portfolio Index[2]	—	-0.48	0.22	N/A	N/A
J.P. Morgan Government Bond Index–Emerging Markets Global Diversified[2]	—	-1.60	1.54	N/A	N/A
J.P. Morgan Emerging Local Markets Index Plus[2]	—	0.53	-1.17	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2014.

1	Reflects the maximum sales charge of 4.75%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2013. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.20%, 0.85% and 0.75% for Class A Shares, Class I Shares and Class S Shares, respectively. The expense limitation shall be in effect until March 1, 2014. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2013 expense ratios can be found in the financial highlights.

Effective December 26, 2012, the Fund no longer compares its performance to the Emerging Markets Debt Blend Portfolio Index. The Fund’s performance is now compared to the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index. The Emerging Markets Debt Blend Portfolio Index consisted of a 50%/50% blend of the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index and the J.P. Morgan Emerging Local Markets Index Plus. The Fund’s current benchmark, the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index, is a comprehensive global emerging markets fixed income index consisting of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. These indices are unmanaged and do not reflect the fees and expenses associated with a mutual fund. Investors cannot directly invest in an index.

HSBC FAMILY OF FUNDS       9

Portfolio Reviews (Unaudited)
HSBC Frontier Markets Fund (Class A Shares and Class I Shares)

by Andrew Brudenell, Senior Portfolio Manager
Chris Turner, Portfolio Manager

The HSBC Frontier Markets Fund (the “Fund”) seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in issuers located in “frontier market countries.” The term “frontier market countries” encompasses those countries that are at an earlier stage of economic, political or financial development, even by emerging markets standards.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Foreign securities can be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets.

Frontier market countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 23.85% (without sales charge) for the Class A Shares and 24.25% for the Class I Shares for the year ended October 31, 2013. That compared to a 20.80% total return for the MSCI Frontier Emerging Markets Capped Index1, the Fund’s primary performance benchmark, and a 26.02% total return for the MSCI Frontier Markets Index1.

Portfolio Performance

Frontier markets performed well during the 12-month period, despite volatility in the global equity markets. Frontier equity markets outperformed both their larger emerging market peers and developed markets. A number of factors contributed to this outperformance; including strong performance from countries such as the United Arab Emirates (UAE) and Saudi Arabia, which benefited from a growing consumer base. General elections in Pakistan and a peaceful election in Kenya also boosted these countries’ equity markets, which contributed to the overall strong performance for frontier markets.

The largest contributor to the Fund’s relative outperformance of the benchmark was its exposure to the UAE. The country’s equity market benefited from an announcement in the summer that MSCI would upgrade the country to emerging market status in May 2014. The Fund’s overweight holdings of a bank, a medical facilities operator and real estate developer were notable beneficiaries of strong UAE market performance during period. Each company also benefited from positive fundamentals, including regularly beating market expectations.

The Fund also benefited from its investment in an off-benchmark Eastern European bank. The bank rebounded from poor performance at the end of 2012 in response to subsiding political fears in the region and improved financial forecasts. The Fund’s overweight position in Pakistan also made a positive contribution to the strategy. That performance was attributable to several factors, including strong corporate results, a finalized loan agreement with the IMF and an election that marked the first transition of power from one democratically elected government to another. Exposure to shares of a UAE-based hospital group, which held an initial public offering during the period, also benefited the Fund’s performance.†

The Fund’s relative performance suffered due to an underweight exposure to Argentina held in response to what we saw as an unattractive regulatory and economic environment. Signs that the country’s political landscape may improve, based on voting trends in election primaries, pushed equity markets higher. A bumper soy bean crop also supported the country’s economic recovery, which further boosted the performance of Argentinian equities.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Frontier Markets Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[3]
	Inception		Since
As of October 31, 2013	Date	1 Year	Inception	Gross	Net
HSBC Frontier Markets Fund Class A1	9/6/11	17.61	12.38	3.17	2.23
HSBC Frontier Markets Fund Class I	9/6/11	24.25[4]	15.52	2.82	1.88
MSCI Frontier Emerging Markets Capped Index[2]	—	20.80	11.24	N/A	N/A
MSCI Frontier Markets Index[2]	—	26.02	11.23	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2014. Investments in an initial public offering during the current fiscal year ended October 31, 2013 has benefited the Fund’s overall performance by approximately 0.15%. This effect on performance is not typical and may not continue in the future.

1	Reflects the maximum sales charge of 5.00%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2013. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 2.20% and 1.85% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2014. Additional information pertaining to the October 31, 2013 expense ratios can be found in the financial highlights.
4	The recent appreciation in the stock market has helped produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The performance of the Fund is measured against the MSCI Frontier Markets Index and the MSCI Frontier Emerging Markets Capped Index. The Morgan Stanley Capital International (“MSCI”) Frontier Markets Index captures large- and mid-cap representation across 25 Frontier Markets (FM) countries. The index includes 142 constituents, covering about 85% of the free float-adjusted market capitalization in each country. The MSCI Frontier Emerging Markets Capped Index was developed for MSCI by HSBC and is a customized capped version of the MSCI Frontier Emerging Markets (FME) Index. The MSCI FME index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI Emerging Markets Index. The Index consists of 25 frontier markets and five emerging markets. The indexes are unmanaged and the performance of the indexes does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       11

Portfolio Reviews (Unaudited)
HSBC Total Return Fund (Class A Shares, Class I Shares and Class S Shares)

by Guillermo Ossés, Managing Director, Head of Emerging Markets Debt Portfolio Management
Lisa Chua, CFA, Senior Vice President, Portfolio Manager
Binqi Liu, Vice President, Portfolio Manager
Phil Yuhn, Senior Vice President, Portfolio Engineer

The HSBC Total Fund (the “Fund”) seeks maximum total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests its assets (excluding U.S. cash and U.S. cash equivalents) primarily in instruments of issuers that are economically tied to emerging market countries, including in derivative instruments such as futures (including interest rate futures), forwards (including non-deliverable forwards), swaps (including interest rate and total return swaps), options (including interest rate options), swaptions and credit default swaps.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their client obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned -1.06% (without sales charge) for the Class A Shares, -0.66% for the Class I Shares and -0.57% for the Class S Shares for the year ended October 31, 2013. That compared to the 0.30% total return for the Funds benchmark, the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index1, for the same period.

Portfolio Performance

Emerging markets were volatile during the period as investors reacted to policy changes and political issues around the world. Investor confidence was strong early in 2013, but the market was taken by surprise in May when the U.S. Federal Reserve signaled a potential tapering of its quantitative easing program. This news resulted in a spike in U.S. Treasury yields and a repricing of fixed-income assets globally. Hardest hit were investment-grade sovereign emerging debt assets, which are more closely correlated to U.S. Treasuries than are other sectors of emerging market debt. However, emerging markets debt rallied in September and October, after the U.S. Federal Reserve said it would delay its tapering plan.

Exposure to investment-grade sovereign debt detracted from the Fund’s performance during the period. The most significant impact came in May and June when investment-grade sovereigns and longer-dated bonds underperformed due to their higher sensitivity to the rise in U.S. Treasury yields and the subsequent sell-off in emerging markets assets. As a result, exposure to external debt from Brazil and Mexico detracted from the Fund’s performance during this time. The Fund’s short positions to the Hungarian forint and the euro also hurt performance when currencies rallied in September and October as investors became willing to take on more risk.†

However, exposure to select emerging markets currencies, achieved through forward currency exchange contracts, helped returns during the period. We chose to increase exposure to the Brazilian real, the Mexican peso and the South African rand during May and June after valuations improved after the market correction related to the rise in U.S. Treasury yields. This positioning contributed to the Fund’s performance when emerging market currencies rallied late in the period.

The Fund held a short position to a credit default swap index as a hedge to protect the hard currency exposure from risks in high-yield countries such as Argentina, Venezuela and Ukraine, which had a higher probability of default. The Fund also gained exposure to local interest rates through the use of interest rate swaps.†

The Fund benefited from exposure to derivatives such as swap agreements and futures transactions. However, the Fund’s performance suffered slightly from its use of options transactions during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Total Return Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[3]
	Inception		Since
As of October 31, 2013	Date	1 Year	Inception	Gross	Net
HSBC Total Return Fund Class A1	3/30/12	-5.72	-1.49	1.57	1.57
HSBC Total Return Fund Class I	3/30/12	-0.66	1.96	1.22	1.22
HSBC Total Return Fund Class S	3/30/12	-0.57	2.05	1.12	1.12
BofA Merrill Lynch 3 Month LIBOR Constant Maturity Index[2]	—	0.30	0.38	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

1	Reflects the maximum sales charge of 4.75%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2013. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2013 expense ratios can be found in the financial highlights.

The performance of the Fund is measured against the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index which tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The index is unmanaged and the performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       13

Portfolio Reviews (Unaudited)
HSBC RMB Fixed Income Fund (Class A Shares, Class I Shares and Class S Shares)

by Cecilia Chan, Fixed Income CIO, Asia-Pacific
Jim Veneau, Investment Director, Asian Fixed Income
Alfred Mui, Investment Director, Asian Fixed Income
Gregory Suen, Associate Director, Fixed Income

The HSBC RMB Fixed Income Fund (the “Fund”) seeks to maximize total return by investing principally in debt instruments that provide exposure to Renminbi (“RMB”), the official currency of the People’s Republic of China (“China”). The Fund’s portfolio management team follows a top-down approach in which country credits, currencies, and local rate curves are analyzed based on their fundamental attractiveness. The team seeks to identify risk differentiation across issuers while attempting to manage credit, liquidity and interest rate risks. This investment process allows the team to capture potential opportunities in the growing offshore RMB fixed income market and take advantage of the currency’s potential appreciation. In order to gain such exposure, the Fund may invest in RMB-denominated debt instruments, including RMB-denominated deposits in Hong Kong or US dollar-denominated instruments, as well as derivative instruments, with underlying currency exposure to RMB.

Investment Concerns

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their client obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 5.96% (without sales charge) for the Class A Shares and 6.31% for the Class I Shares for the year ended October 31, 2013. That compared to a 7.00% total return for the HSBC Offshore Renminbi Bond Index1, the Fund’s primary performance benchmark, and a 0.53% total return for the J.P. Morgan Emerging Local Markets Index Plus1.

Portfolio Performance

The market for offshore debt instruments denominated in the renminbi, the official currency of the People’s Republic of China, performed well during the period. Solid credit fundamentals and relatively short durations meant that the offshore RMB market was less affected by the volatility that struck other emerging markets during the summer of 2013. In addition the market benefited from the relative strength of the RMB against the U.S. dollar.

Early in the period we avoided investing in some of the longer-dated bonds in the market, because we felt that their higher yields did not justify taking on the additional risk that they represented. That positioning hurt the Fund’s performance relative to its primary benchmark due to the higher total yield that these bonds offered.†

The Fund’s performance benefited from careful credit selection, particularly among bonds in the Hong Kong and Chinese property sectors, which we believed were undervalued. We also increased the Fund’s exposure to higher-yielding bonds during a period of relative market weakness in the summer of 2013. These investments boosted the Fund’s relative performance later in the period, when the market rallied strongly and higher-yielding bonds performed particularly well.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

14       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC RMB Fixed Income Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund. The hypothetical performance for the HSBC Offshore Renminbi Bond Index was calculated based on 5/31/2012 as the inception date for the index.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[3]
	Inception	1	Since
As of October 31, 2013	Date	Year	Inception	Gross	Net
HSBC RMB Fixed Income Class A1	6/8/12	0.93	2.97	2.54	1.45
HSBC RMB Fixed Income Class I	6/8/12	6.31	6.99	2.19	1.10
HSBC RMB Fixed Income Class S	6/8/12	6.41	7.09	2.09	1.00
HSBC Offshore Renminbi Bond Index[2]	—	7.00	7.85	N/A	N/A
J.P. Morgan Emerging Local Markets Index Plus[2]	—	0.53	3.93	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2014.

1	Reflects the maximum sales charge of 4.75%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2013. HSBC Global Asset management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment company companies) to an annual rate of 1.45%, 1.10% and 1.00% for Class A Shares, Class I Shares and Class S Shares. The expense limitation shall be in effect until March 1, 2014.

The performance of the Fund is measured against the HSBC Offshore Renminbi Bond Index and the J.P. Morgan Emerging Local Markets Index Plus. The HSBC Offshore Renminbi Bond Index tracks total return performance of renminbi-denominated and renminbi-settled bonds and certificates of deposit issued outside the People’s Republic of China. The J.P. Morgan Emerging Markets Bond Index Plus tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. The indexes are unmanaged and the performance of the indexes do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       15

Portfolio Reviews
Portfolio Composition* (Unaudited) October 31, 2013

HSBC Emerging Markets Debt Fund†
Country	Percentage of Investments at Value(%)
Russian Federation	12.9
Mexico	12.1
Turkey	11.2
Indonesia	10.4
Brazil	8.5
United States	5.6
Venezuela	5.1
South Africa	4.5
Colombia	4.4
Panama	3.5
Croatia	2.5
Peru	2.2
Poland	2.1
China	2.1
Philippines	1.7
Hungary	1.3
Chile	1.0
Lithuania	1.0
Kazakhstan	0.9
Uruguay	0.9
Romania	0.7
El Salvador	0.6
Iraq	0.5
Ireland (Republic of)	0.5
Nigeria	0.5
Namibia	0.5
Republic of Serbia	0.5
Sri Lanka	0.5
Slovenia	0.5
Paraguay	0.4
Malaysia	0.3
Lebanon	0.3
Dominican Republic	0.3
100.0

HSBC Emerging Markets Local Debt Fund†
Country	Percentage of Investments at Value(%)
United States	23.6
Russian Federation	13.4
Thailand	11.1
Turkey	10.3
Brazil	10.0
Indonesia	7.6
Poland	4.9
Malaysia	4.7
Mexico	4.6
South Africa	3.4
Peru	3.1
Colombia	1.5
Luxembourg	1.1
China	0.7
100.0

HSBC Frontier Markets Fund†
Country	Percentage of Investments at Value(%)
United Arab Emirates	13.7
Qatar	14.2
Nigeria	11.2
Pakistan	10.0
Saudi Arabia	8.2
Kuwait	6.5
Vietnam	4.0
Oman	3.9
Philippines	3.6
Colombia	2.7
Georgia	2.7
United States	2.7
Peru	2.6
Panama	2.1
Kazakhstan	1.8
Estonia	1.5
Romania	1.5
Sri Lanka	1.5
Turkmenistan	1.5
Egypt	1.2
Cambodia	1.1
Kenya	1.0
Croatia	0.6
Lebanon	0.2
Ukraine	0.0
100.0

HSBC Total Return Fund†
Country	Percentage of Investments at Value(%)
United States	25.2
Mexico	12.9
Brazil	10.3
Colombia	10.1
Russian Federation	9.6
Turkey	7.7
Indonesia	5.2
South Africa	5.0
China	3.4
Peru	2.7
Kazakhstan	2.2
Chile	1.2
Croatia	1.0
Namibia	0.6
Panama	0.5
Slovenia	0.5
Iraq	0.4
Uruguay	0.3
India	0.2
Luxembourg	0.2
Costa Rica	0.2
Canada	0.2
Lithuania	0.2
Dominican Republic	0.1
Republic of Serbia	0.1
100.0

16       HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition* (Unaudited) (continued) October 31, 2013

HSBC RMB Fixed Income Fund†
Country	Percentage of Investments at Value(%)
China	38.6
Hong Kong	32.5
United States	6.0
Singapore	6.0
Japan	4.8
France	3.7
Australia	2.4
South Korea	2.4
Brazil	2.4
Germany	1.2
100.0
____________________

*	Portfolio composition is subject to change.
†	Excludes any instruments used for cash management.

HSBC FAMILY OF FUNDS      17

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2013

Corporate Obligation – 0.0%

	Principal
	Amount ($)	Value ($)
Pemex Project Funding Master Trust,
6.63%, 6/15/35	10,000	10,850

TOTAL CORPORATE OBLIGATION
(COST $10,894)		10,850

Yankee Dollars – 94.7%

Brazil – 8.5%
Banco ABC Brasil SA,
7.88%, 4/8/20	100,000	104,000
Banco do Brasil SA, Registered,
5.88%, 1/26/22	450,000	452,700
Banco Nacional de Desenvolvimento
Economico e Social,
5.75%, 9/26/23 (a)	200,000	207,500
Banco Votorantim, Registered,
5.25%, 2/11/16, MTN	200,000	209,048
Caixa Economica Federal,
4.50%, 10/3/18 (a)	150,000	150,750
Federal Republic of Brazil,
2.63%, 1/5/23	600,000	535,500
Federal Republic of Brazil,
4.25%, 1/7/25	650,000	635,050
Federal Republic of Brazil,
7.13%, 1/20/37	540,000	648,000
Federal Republic of Brazil,
5.63%, 1/7/41	300,000	306,000
Petrobras International Finance Co.,
5.75%, 1/20/20	50,000	52,813
Vale Overseas Ltd.,
6.88%, 11/21/36	100,000	104,001
Votorantim Cimentos SA, Registered,
7.25%, 4/5/41	200,000	197,000
		3,602,362
Chile – 1.0%
CorpBanca SA, 3.13%, 1/15/18	200,000	188,337
Empresa Nacional de Petroleo,
Registered, 4.75%, 12/6/21	220,000	221,854
		410,191
China – 2.1%
CNOOC Curtis Funding No.1 Pty Ltd.,
4.50%, 10/3/23 (a)	200,000	203,166
Sinopec Capital (2013) Ltd.,
3.13%, 4/24/23 (a)	200,000	183,441
Sinopec Group Overseas Development
(2013) Ltd., 4.38%, 10/17/23 (a)	500,000	501,661
		888,268
Colombia – 4.4%
Bancolombia SA, 5.95%, 6/3/21	100,000	105,600
Grupo Aval Ltd., Registered,
4.75%, 9/26/22	200,000	187,750
Republic of Colombia,
4.38%, 7/12/21	490,000	518,910
Republic of Colombia, 2.63%, 3/15/23,
Callable 12/15/22 @ 100.00	200,000	180,900
Republic of Colombia,
4.00%, 2/26/24	200,000	199,500
Republic of Colombia,
8.13%, 5/21/24	300,000	397,500
Republic of Colombia,
6.13%, 1/18/41	250,000	283,125
		1,873,285
Croatia – 2.6%
Croatia, Registered,
6.75%, 11/5/19	500,000	545,000
Croatia, Registered,
6.63%, 7/14/20	100,000	108,000
Croatia, Registered,
6.38%, 3/24/21	400,000	424,500
		1,077,500
Dominican Republic – 0.3%
Dominican Republic,
7.50%, 5/6/21	100,000	110,650
El Salvador – 0.6%
Republic of El Salvador,
7.75%, 1/24/23	225,000	253,688
Hungary – 1.3%
Republic of Hungary,
6.38%, 3/29/21	130,000	141,213
Republic of Hungary,
5.38%, 2/21/23	300,000	298,815
Republic of Hungary,
7.63%, 3/29/41	80,000	90,100
		530,128
Indonesia – 10.4%
Majapahit Holding BV,
8.00%, 8/7/19	125,000	144,844
PT Pertamina (Persero) Tbk,
4.30%, 5/20/23 (a)	200,000	182,500
PT Pertamina Tbk, Registered,
4.88%, 5/3/22	400,000	385,000
Republic of Indonesia,
6.88%, 1/17/18	575,000	652,625
Republic of Indonesia,
3.38%, 4/15/23 (a)	350,000	315,000
Republic of Indonesia,
5.38%, 10/17/23 (a)	500,000	526,250
Republic of Indonesia, Registered,
5.88%, 3/13/20	1,150,000	1,259,250
Republic of Indonesia, Registered,
3.75%, 4/25/22	525,000	494,812
Republic of Indonesia, Registered,
8.50%, 10/12/35	100,000	129,500
Republic of Indonesia, Registered,
6.63%, 2/17/37	175,000	190,750
Republic of Indonesia, Registered,
7.75%, 1/17/38	100,000	121,875
		4,402,406

18 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2013 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Iraq – 0.5%
Republic of Iraq, Registered,
5.80%, 1/15/28, Callable
12/23/13 @ 100.00	250,000	217,500
Ireland (Republic of) – 0.5%
Vnesheconombank, Registered,
5.38%, 2/13/17	200,000	213,640
Kazakhstan – 0.9%
Development Bank of Kazakhstan,
4.13%, 12/10/22 (a)	200,000	184,500
Kazakhstan Temir Zholy, Registered,
6.95%, 7/10/42	200,000	209,250
		393,750
Lebanon – 0.3%
Republic of Lebanon, Registered,
Series 42, 8.25%, 4/12/21, MTN	100,000	111,000
Lithuania – 1.0%
Republic of Lithuania, Registered,
6.13%, 3/9/21	150,000	171,938
Republic of Lithuania, Registered,
6.63%, 2/1/22	200,000	237,500
		409,438
Malaysia – 0.3%
Petronas Capital Ltd.,
5.25%, 8/12/19	100,000	112,505
Mexico – 12.1%
Banco Santander SA,
4.13%, 11/9/22 (a)	150,000	143,437
Comision Federal de Electricidad,
4.88%, 1/15/24 (a)	200,000	202,750
Petroleos Mexicanos,
5.50%, 1/21/21	1,000,000	1,090,000
Petroleos Mexicanos,
6.50%, 6/2/41	200,000	213,000
Petroleos Mexicanos,
5.50%, 6/27/44	30,000	28,050
United Mexican States,
4.00%, 10/2/23	1,360,000	1,381,080
United Mexican States, Series A,
7.50%, 4/8/33, MTN	100,000	132,000
United Mexican States, Series A,
6.75%, 9/27/34, MTN	90,000	110,250
United Mexican States, Series A,
6.05%, 1/11/40	1,606,000	1,818,795
		5,119,362
Namibia – 0.5%
Namibia International Bond,
Registered, 5.50%, 11/3/21	200,000	210,500
Nigeria – 0.5%
Republic of Nigeria,
6.38%, 7/12/23 (a)	200,000	211,500
Panama – 3.5%
Republic of Panama,
5.20%, 1/30/20	875,000	967,750
Republic of Panama,
7.13%, 1/29/26	200,000	248,500
Republic of Panama,
6.70%, 1/26/36	95,000	112,338
Republic of Panama,
4.30%, 4/29/53	200,000	163,200
		1,491,788

Paraguay – 0.5%
Republic of Paraguay,
4.63%, 1/25/23 (b)	200,000	189,000
Peru – 2.2%
Banco de Credito del Peru, Registered,
4.25%, 4/1/23	70,000	66,675
Republic of Peru, 7.13%, 3/30/19	100,000	121,800
Republic of Peru, 7.35%, 7/21/25	100,000	128,900
Republic of Peru, 8.75%, 11/21/33	110,000	160,380
Republic of Peru, 6.55%, 3/14/37	390,000	464,685
		942,440
Philippines – 1.7%
Power Sector Assets & Liabilities
Management Corp., Registered,
7.25%, 5/27/19	100,000	121,000
Republic of Philippines,
6.50%, 1/20/20	175,000	210,000
Republic of Philippines,
4.00%, 1/15/21	250,000	266,563
Republic of Philippines,
7.75%, 1/14/31	100,000	134,500
		732,063
Poland – 2.1%
Republic of Poland, 5.13%, 4/21/21	465,000	513,244
Republic of Poland, 5.00%, 3/23/22	350,000	382,812
		896,056
Republic of Serbia – 0.5%
Republic of Serbia, Registered,
7.25%, 9/28/21	200,000	208,000
Romania – 0.7%
Romania, Registered,
6.75%, 2/7/22, MTN	260,000	300,300
Russian Federation – 12.8%
Alfa Issuance Ltd., Series E,
8.00%, 3/18/15, MTN	100,000	107,120
Gazprom OAO, Registered,
9.25%, 4/23/19	125,000	155,938
Gazprom OAO, Registered,
6.51%, 3/7/22, MTN	100,000	109,750
Gazprom OAO, Registered,
7.29%, 8/16/37, MTN	100,000	111,000
RSHB Capital SA, 6.30%, 5/15/17	475,000	511,812
Russia Foreign Bond,
4.88%, 9/16/23 (a)	400,000	419,600

See notes to financial statements.	HSBC FAMILY OF FUNDS 19

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2013 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Russian Federation, continued
Russia Foreign Bond, Registered,
7.50%, 3/31/30	2,727,725	3,246,129
RZD Capital Ltd., Series E,
5.74%, 4/3/17, MTN	500,000	538,125
Sberbank, Registered,
5.18%, 6/28/19	200,000	212,220
		5,411,694
Slovenia – 0.5%
Republic of Slovenia,
5.85%, 5/10/23 (a)	200,000	195,000
South Africa – 4.6%
Republic of South Africa,
6.88%, 5/27/19	350,000	404,250
Republic of South Africa,
5.50%, 3/9/20	175,000	189,875
Republic of South Africa,
5.88%, 5/30/22	200,000	219,000
Republic of South Africa,
4.67%, 1/17/24	640,000	632,000
Republic of South Africa,
5.88%, 9/16/25	450,000	479,902
		1,925,027
Sri Lanka – 0.5%
Bank of Ceylon, Registered,
6.88%, 5/3/17	200,000	205,000
Turkey – 11.3%
Republic of Turkey, 5.63%, 3/30/21	1,975,000	2,108,312
Republic of Turkey, 5.13%, 3/25/22	1,175,000	1,203,200
Republic of Turkey, 7.38%, 2/5/25	290,000	339,300
Republic of Turkey, 6.75%, 5/30/40	100,000	109,000
Republic of Turkey, 6.00%, 1/14/41	600,000	603,000
Turkiye Is Bankasi AS,
3.88%, 11/7/17 (a)	200,000	194,760
Turkiye Vakiflar Bankasi TAO,
5.00%, 10/31/18 (a)	200,000	199,010
		4,756,582
Uruguay – 0.9%
Republic of Uruguay,
7.63%, 3/21/36	40,000	51,300
Republic of Uruguay, PIK,
7.88%, 1/15/33	260,000	340,210
		391,510
Venezuela – 5.1%
Bolivarian Republic of Venezuela,
7.65%, 4/21/25	275,000	201,162
Bolivarian Republic of Venezuela,
9.25%, 5/7/28	550,000	437,250
Republic of Venezuela,
7.00%, 12/1/18	100,000	83,250
Republic of Venezuela,
7.75%, 10/13/19	1,490,000	1,221,800
Republic of Venezuela, Registered,
8.25%, 10/13/24	200,000	152,500
Republic of Venezuela, Registered,
7.00%, 3/31/38	100,000	66,900
		2,162,862

TOTAL YANKEE DOLLARS
(COST $39,600,980)		39,954,995

U.S. Treasury Obligation – 0.6%

	Shares or
	Principal
	Amount ($)
U.S. Treasury Notes – 0.6%
2.50%, 8/15/23	225,000	224,156
TOTAL U.S. TREASURY
OBLIGATION (COST $222,612)		224,156

Investment Companies – 5.5%

Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (c)	2,310,542	2,310,542
TOTAL INVESTMENT COMPANIES
(COST $2,310,542)		2,310,542
TOTAL INVESTMENT SECURITIES
(COST $42,145,028) — 100.8%		42,500,543
____________________

Percentages indicated are based on net assets of $42,189,060.
(a)

Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(b)

Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed illiquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)	The rate represents the annualized one-day yield that was in effect on October 31, 2013.
MTN — Medium Term Note
PIK — Payment-in-Kind

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2013:

Percentage of Net Assets
Industry	at Value (%)
Sovereign Bonds	70.6
Diversified Financial Services	11.5
Oil, Gas & Consumable Fuels	6.2
Investment Companies	5.5
Commercial Banks	5.1
Electrical Equipment	0.8
U.S. Treasury Obligation	0.6
Energy Equipment & Services	0.3
Metals & Mining	0.2
100.8

20 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2013 (continued)

Futures Contracts Purchased

					Unrealized
			Number of	Notional	Appreciation/
Description	Type	Expiration Date	Contracts	Value	(Depreciation)
10-Year U.S. Treasury Note December Future	Long	12/20/13	21	$2,674,547	$91,503
				$2,674,547	$91,503

Credit Default Swap Agreements - Sell Protection(a)

At October 31, 2013, the Fund’s open credit default swap agreements were as follows:

							Upfront
			Implied Credit				Premiums	Unrealized
			Spread at	Notional	Fixed		Paid/	Appreciation/
		Expiration	October 31, 2013	Amount	Rate	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	(%) (b)	($)(c)	(%)	($)	($)	($)
Federative	JPMorgan
Republic of Brazil	Chase Bank N.A.	06/20/18	1.62	500,000	1.00	(13,068)	(9,814)	(3,254)

Federative	Barclays Bank PLC
Republic of Brazil		06/20/18	1.62	300,000	1.00	(7,841)	(8,671)	830

Federative	Barclays Bank PLC
Republic of Brazil		09/20/16	1.33	550,000	1.00	(2,827)	(11,666)	8,839

Peoples Republic of	JPMorgan
China	Chase Bank N.A.	09/20/16	0.41	500,000	1.00	9,367	(3,227)	12,594

Peoples Republic of	JPMorgan
China	Chase Bank N.A.	09/20/16	0.41	500,000	1.00	9,366	(4,641)	14,007
						(5,003)	(38,019)	33,016
(a)

When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)

Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)

The notional amount represents the maximum potential amount of future payments that the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

See notes to financial statements.	HSBC FAMILY OF FUNDS	21

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2013 (continued)

At October 31, 2013, the Fund’s open forward foreign currency exchange contracts were as follows:

			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value		(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	Value ($)	($)
Brazilian Real	Barclays Bank PLC	2/4/14	453,915	204,062	198,175	5,887
Brazilian Real	Standard Chartered Bank	11/4/13	453,915	210,000	202,488	7,512
Brazilian Real	Standard Chartered Bank	11/4/13	905,848	404,577	404,091	486
Indian Rupee	Barclays Bank PLC	1/16/14	7,537,488	120,000	120,499	(499)
Mexican Peso	Barclays Bank PLC	11/14/13	1,573,920	122,057	120,517	1,540
South African Rand	Standard Chartered Bank	12/9/13	23,898	2,429	2,369	60
				1,063,125	1,048,139	14,986

			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value		(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	Value ($)	($)
Brazilian Real	Barclays Bank PLC	11/4/13	453,915	208,409	202,488	(5,921)
Brazilian Real	Barclays Bank PLC	11/4/13	905,848	398,000	404,091	6,091
Brazilian Real	Standard Chartered Bank	2/4/14	905,848	396,502	395,485	(1,017)
Indian Rupee	Standard Chartered Bank	1/16/14	7,563,600	120,000	120,916	916
Mexican Peso	Barclays Bank PLC	1/16/14	1,573,920	121,454	119,917	(1,537)
Mexican Peso	Standard Chartered Bank	11/14/13	1,573,920	120,000	120,517	517
South African Rand	Standard Chartered Bank	12/9/13	23,898	2,317	2,369	52
South African Rand	Standard Chartered Bank	1/30/14	23,898	2,411	2,351	(60)
				1,369,093	1,368,134	(959)

22	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2013

Foreign Bonds – 67.8%†

	Principal
	Amount ($)	Value ($)
Brazil – 9.2%
Nota do Tesouro Nacional,
Series F, 10.00%, 1/1/17	6,400,000	2,846,543
Colombia – 1.5%
Republic of Colombia,
9.85%, 6/28/27	650,000,000	458,460
Indonesia – 7.4%
Indonesia Government,
Series FR28, 10.00%, 7/15/17	9,100,000,000	882,130
Indonesia Government,
Series FR56, 8.38%, 9/15/26	9,605,000,000	890,481
Indonesia Government,
Series FR65, 6.63%, 5/15/33	6,890,000,000	521,414
		2,294,025
Malaysia – 4.5%
Malaysian Government,
Series 0111, 4.16%, 7/15/21	305,000	99,946
Malaysian Government,
Series 0112, 3.42%, 8/15/22	3,850,000	1,199,072
Malaysian Government,
Series 0412, 4.13%, 4/15/32	340,000	108,013
		1,407,031
Mexico – 4.5%
Mexican Bonos Desarr,
Series M, 8.00%, 12/7/23 (a)	11,400,000	998,170
Mexican Bonos Desarr,
Series M30, 8.50%, 11/18/38 (a)	2,600,000	225,358
Mexican Bonos Desarr,
Series M, 7.75%, 11/13/42 (a)	2,000,000	160,624
		1,384,152
Peru – 3.0%
Peru Bono Soberano,
9.91%, 5/5/15	515,000	201,912
Republic of Peru, Registered,
6.95%, 8/12/31	1,500,000	583,276
Republic of Peru, Registered,
6.90%, 8/12/37	400,000	154,530
		939,718
Poland – 4.8%
Poland Government Bond,
Series 1021, 5.75%, 10/25/21	1,040,000	375,784
Poland Government Bond,
Series 0922, 5.75%, 9/23/22	660,000	239,809
Poland Government Bond,
Series 0429, 5.75%, 4/25/29	2,350,000	863,567
		1,479,160
Russian Federation – 11.1%
Russia Foreign Bond,
7.85%, 3/10/18	100,000,000	3,246,347
Russia Government Bond,
Series 6206, 7.40%, 6/14/17 (a)	6,000,000	192,627
		3,438,974
South Africa – 3.3%
Republic of South Africa,
Series R203, 8.25%, 9/15/17	2,477,000	261,055
Republic of South Africa,
Series R213, 7.00%, 2/28/31	1,800,000	153,065
Republic of South Africa,
Series R209, 6.25%, 3/31/36	8,000,000	597,892
		1,012,012
Thailand – 10.7%
Thailand Government Bond,
4.13%, 11/18/16	91,500,000	3,032,410
Thailand Government Bond,
3.63%, 6/16/23	9,000,000	283,365
		3,315,775
Turkey – 7.9%
Turkey Government Bond,
Series 5Y, 6.30%, 2/14/18 (a)	2,500,000	1,175,535
Turkey Government Bond,
Series CPI, 3.00%, 1/6/21	240,000	153,980
Turkey Government Bond,
9.50%, 1/12/22 (a)	590,000	311,125
Turkey Government Bond,
Series CPI, 3.00%, 2/23/22	1,400,000	812,009
		2,452,649
TOTAL FOREIGN BONDS
(COST $22,879,380)		21,028,499

Yankee Dollars – 6.1%

Brazil – 0.5%
Petrobras Global Finance BV,
2.00%, 5/20/16	150,000	149,055
China – 0.7%
CNOOC Finance (2013) Ltd.,
1.13%, 5/9/16	200,000	198,813
Luxembourg – 1.0%
VTB Bank OJSC (VTB Capital SA),
Registered, 6.47%, 3/4/15	300,000	316,860
Russian Federation – 1.9%
Alfa Issuance Ltd.,
Series E, 8.00%, 3/18/15, MTN	300,000	321,360
Sberbank of Russia (SB Capital SA),
5.50%, 7/7/15	250,000	264,688
		586,048
Turkey – 2.0%
Republic of Turkey, 7.00%, 9/26/16	565,000	629,523
TOTAL YANKEE DOLLARS
(COST $1,891,695)		1,880,299

See notes to financial statements.	HSBC FAMILY OF FUNDS	23

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2013 (continued)

U.S. Treasury Obligations – 3.3%

	Shares or
	Principal
	Amount ($)	Value ($)
U.S. Treasury Bills – 2.5%
0.05%, 6/26/14(b)	750,000	749,642
U.S. Treasury Bonds – 0.8%
3.13%, 2/15/43	280,000	253,575
TOTAL U.S. TREASURY OBLIGATIONS
(COST $1,043,462)		1,003,217

Investment Companies – 19.7%

Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (c)	6,091,520	6,091,520
TOTAL INVESTMENT COMPANIES
(COST $6,091,520)		6,091,520
TOTAL INVESTMENT SECURITIES
(COST $31,906,057) — 96.9%		30,003,535
____________________

Percentages indicated are based on net assets of $30,956,500.
†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2013. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	Discount note. Rate presented represents the effective yield at time of purchase.
(c)	The rate represents the annualized one-day yield that was in effect on October 31, 2013.
MTN — Medium Term Note

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2013:

Percentage of Net Assets
Industry	at Value (%)
Sovereign Bonds	69.9
Investment Companies	19.7
U.S. Treasury Obligations	3.3
Diversified Financial Services	3.0
Commercial Banks	1.0
96.9

Interest Rate Swap Agreements

At October 31, 2013, $350,000 of cash was segregated for forward foreign currency exchange contracts and swap agreements. At October 31, 2013, the Fund’s open interest rate swap agreements were as follows:

Pay/									Unrealized
Receive		Fixed			Notional		Notional		Appreciation/
Floating		Rate	Expiration		Amount		Amount	Value	(Depreciation)
Rate	Floating Rate Index	(%)	Date	Counterparty	(Local)		($)	($)	($)
	3-Month MYR-
Pay	KLIBOR-BNM	3.24	5/3/18	Standard Charter Bank	1,500,000	MYR	475,571	(7,500)	(7,500)
				JPMorgan
Pay	1-Year BRL CDI	9.96	1/2/15	Chase Bank N.A.	5,100,000	BRL	2,277,192	(15,502)	(15,502)
	1-Month			Credit Suisse
Pay	MXN-TIIE-Banxico	6.38	7/11/23	International	14,000,000	MXN	1,073,175	(8,886)	(8,886)
Pay	1-Year BRL CDI	9.71	1/2/15	Barclays Bank PLC	5,700,000	BRL	2,545,097	(24,393)	(24,393)
	3-Month ZAR-			JPMorgan
Pay	JIBAR-SAFEX	5.94	8/8/15	Chase Bank N.A.	17,000,000	ZAR	1,695,135	8,115	8,115
	1-Month
Pay	MXN-TIIE-Banxico	4.33	9/8/15	Barclays Bank PLC	24,603,000	MXN	1,885,952	(6,279)	(6,279)
	1-Month			JPMorgan
Pay	MXN-TIIE-Banxico	6.47	9/12/23	Chase Bank N.A.	6,000,000	MXN	459,932	(2,012)	(2,012)
Pay	1-Year BRL CDI	10.94	1/4/16	Barclays Bank PLC	5,700,000	BRL	2,545,097	(12,354)	(12,354)
	1-Month
Pay	MXN-TIIE-Banxico	6.21	10/6/23	Barclays Bank PLC	10,000,000	MXN	766,554	(19,104)	(19,104)
	1-Month
Pay	MXN-TIIE-Banxico	6.69	12/23/21	Barclays Bank PLC	6,250,000	MXN	479,096	15,396	15,396
				JPMorgan
Pay	1-Year BRL CDI	10.44	1/2/14	Chase Bank N.A.	2,200,000	BRL	982,318	38,238	38,238
Pay	1-Year BRL CDI	10.02	1/4/21	Barclays Bank PLC	2,400,000	BRL	1,071,620	(54,874)	(54,874)
	1-Year ZAR-
Pay	JIBAR-SAFEX	5.98	1/24/18	Barclays Bank PLC	20,000,000	ZAR	1,994,276	(60,373)	(60,373)
	3-Month MYR-
Pay	KLIBOR-BNM	3.52	1/25/18	Standard Charter Bank	2,200,000	MYR	697,505	(1,826)	(1,826)
								(151,354)	(151,354)

24	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2013 (continued)

At October 31, 2013, the Fund’s open forward foreign currency exchange contracts were as follows:

			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Barclays Bank PLC	11/4/13	183,976	80,000	82,070	(2,070)
Brazilian Real	Barclays Bank PLC	2/4/14	328,104	147,000	143,247	3,753
Brazilian Real	Barclays Bank PLC	2/4/14	994,290	446,992	434,098	12,894
Brazilian Real	JPMorgan Chase Bank N.A.	11/4/13	2,811,820	1,150,972	1,254,329	(103,357)
Brazilian Real	Standard Chartered Bank	11/4/13	994,290	460,000	443,544	16,456
Brazilian Real	Standard Chartered Bank	11/4/13	2,610,813	1,166,062	1,164,661	1,401
Chinese Yuan	JPMorgan Chase Bank N.A.	2/20/14	430,290	70,000	70,346	(346)
Chinese Yuan	Standard Chartered Bank	11/5/13	4,199,925	683,804	688,983	(5,179)
Colombian Peso	Barclays Bank PLC	12/6/13	66,395,000	35,000	34,987	13
Colombian Peso	Standard Chartered Bank	12/6/13	2,335,738,345	1,236,822	1,230,834	5,988
European Euro	Barclays Bank PLC	12/16/13	45,473	60,559	61,738	(1,179)
Hungarian Forint	Standard Chartered Bank	12/18/13	69,861,800	326,000	320,092	5,908
Indian Rupee	Barclays Bank PLC	1/16/14	18,843,720	300,000	301,247	(1,247)
Indonesian Rupiah	Barclays Bank PLC	2/7/14	752,700,000	65,000	65,696	(696)
Indonesian Rupiah	Standard Chartered Bank	11/4/13	2,318,060,000	217,148	205,644	11,504
Indonesian Rupiah	Standard Chartered Bank	2/7/14	400,160,000	34,304	34,926	(622)
Korean Won	JPMorgan Chase Bank N.A.	11/4/13	651,600,000	600,000	614,244	(14,244)
Korean Won	JPMorgan Chase Bank N.A.	2/6/14	651,600,000	602,998	612,119	(9,121)
Malaysian Ringgit	Standard Chartered Bank	11/4/13	6,729,436	2,116,175	2,132,958	(16,783)
Mexican Peso	Barclays Bank PLC	11/14/13	3,895,800	300,000	298,306	1,694
Mexican Peso	Barclays Bank PLC	1/16/14	3,895,800	300,625	296,821	3,804
Peruvian Nuevo Sol	Standard Chartered Bank	12/9/13	1,357,373	479,976	487,633	(7,657)
Peruvian Nuevo Sol	Standard Chartered Bank	2/20/14	1,357,373	486,863	484,394	2,469
Philippine Peso	Standard Chartered Bank	11/8/13	8,118,880	188,155	187,995	160
Polish Zloty	Standard Chartered Bank	12/20/13	252,880	81,443	81,876	(433)
Russian Ruble	Standard Chartered Bank	2/6/14	13,936,495	424,020	427,760	(3,740)
South African Rand	Standard Chartered Bank	12/9/13	23,973,193	2,436,796	2,376,847	59,949
Thai Baht	Standard Chartered Bank	11/18/13	2,981,100	95,000	95,749	(749)
Thai Baht	Standard Chartered Bank	11/18/13	18,474,450	580,000	593,376	(13,376)
Thai Baht	Standard Chartered Bank	11/18/13	33,450,258	1,108,542	1,074,380	34,162
Thai Baht	Standard Chartered Bank	1/30/14	52,063,608	1,661,781	1,664,667	(2,886)
Taiwan Dollar	JPMorgan Chase Bank N.A.	2/7/14	8,872,500	304,270	302,777	1,493
Taiwan Dollar	Standard Chartered Bank	11/1/13	8,872,500	300,000	302,012	(2,012)
				18,546,307	18,570,356	(24,049)

See notes to financial statements.	HSBC FAMILY OF FUNDS	25

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2013 (continued)

			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Barclays Bank PLC	11/4/13	994,290	456,515	443,544	(12,971)
Brazilian Real	Standard Chartered Bank	11/4/13	4,536,969	1,932,271	2,023,902	91,631
Brazilian Real	Standard Chartered Bank	11/4/13	1,069,640	440,000	477,157	37,157
Brazilian Real	Standard Chartered Bank	2/4/14	2,610,813	1,142,788	1,139,857	(2,931)
Chilean Peso	Barclays Bank PLC	12/18/13	20,850,000	39,946	40,441	495
Chilean Peso	Standard Chartered Bank	12/18/13	305,462,040	600,000	592,481	(7,519)
Chinese Yuan	Standard Chartered Bank	11/5/13	4,199,925	677,571	688,983	11,412
Chinese Yuan	Standard Chartered Bank	2/20/14	4,199,925	683,192	686,620	3,428
Colombian Peso	Standard Chartered Bank	12/6/13	2,402,133,345	1,227,143	1,265,821	38,678
Colombian Peso	Standard Chartered Bank	2/28/14	2,335,738,345	1,228,237	1,222,836	(5,401)
Hungarian Forint	Standard Chartered Bank	12/18/13	259,444,812	1,167,855	1,188,721	20,866
Indian Rupee	JPMorgan Chase Bank N.A.	1/16/14	19,376,000	280,000	309,757	29,757
Indonesian Rupiah	Standard Chartered Bank	11/4/13	400,160,000	35,133	35,500	367
Indonesian Rupiah	Credit Suisse	11/4/13	1,917,900,000	180,000	170,145	(9,855)
Korean Won	JPMorgan Chase Bank N.A.	11/4/13	651,600,000	606,422	614,244	7,822
Malaysian Ringgit	Barclays Bank PLC	11/4/13	1,783,375	550,000	565,257	15,257
Malaysian Ringgit	JPMorgan Chase Bank N.A.	2/10/14	224,588	70,000	70,714	714
Malaysian Ringgit	Standard Chartered Bank	11/4/13	4,946,061	1,509,326	1,567,701	58,375
Malaysian Ringgit	Standard Chartered Bank	2/10/14	493,865	156,000	155,500	(500)
Malaysian Ringgit	Standard Chartered Bank	2/10/14	6,729,436	2,105,449	2,118,848	13,399
Mexican Peso	Barclays Bank PLC	1/16/14	10,127,278	786,646	771,596	(15,050)
Mexican Peso	Barclays Bank PLC	11/14/13	3,895,800	302,117	298,306	(3,811)
Mexican Peso	Standard Chartered Bank	1/16/14	19,545,065	1,445,640	1,489,136	43,496
Peruvian Nuevo Sol	Standard Chartered Bank	12/9/13	1,357,373	490,912	487,632	(3,280)
Philippine Peso	Credit Suisse	11/8/13	8,118,880	186,942	187,995	1,053
Philippine Peso	Standard Chartered Bank	2/25/14	8,118,880	188,679	188,255	(424)
Polish Zloty	JPMorgan Chase Bank N.A.	12/20/13	4,116,441	1,292,040	1,332,786	40,746
Romanian Leu	Standard Chartered Bank	12/18/13	1,113,572	324,278	340,620	16,342
Russian Ruble	Barclays Bank PLC	2/6/14	990,525	30,000	30,403	403
Singapore Dollar	JPMorgan Chase Bank N.A.	1/16/14	743,683	595,237	598,872	3,635
South African Rand	Standard Chartered Bank	12/9/13	1,219,413	122,798	120,900	(1,898)
South African Rand	Standard Chartered Bank	12/9/13	22,753,780	2,206,534	2,255,947	49,413
South African Rand	Standard Chartered Bank	1/30/14	23,973,193	2,417,871	2,358,002	(59,869)
Thai Baht	Standard Chartered Bank	11/18/13	2,842,200	90,000	91,288	1,288
Thai Baht	Standard Chartered Bank	11/18/13	52,063,608	1,668,705	1,672,217	3,512
Turkish Lira	Barclays Bank PLC	1/15/14	206,896	103,000	102,316	(684)
Turkish Lira	Standard Chartered Bank	1/15/14	1,129,570	562,339	558,603	(3,736)
Taiwan Dollar	JPMorgan Chase Bank N.A.	11/1/13	8,872,500	302,816	302,012	(804)
				28,204,402	28,564,915	360,513

26	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FRONTIER MARKETS FUND
Schedule of Portfolio Investments—as of October 31, 2013

Common Stocks – 83.0%

	Shares	Value ($)
Cambodia – 1.0%
NagaCorp Ltd.	992,000	916,149
Colombia – 2.2%
Banco Davivienda SA	114,094	1,496,698
Ecopetrol SA	175,062	416,365
		1,913,063
Croatia – 0.6%
Hrvatski Telekom dd	18,622	552,963
Egypt – 1.1%
Centamin plc *	744,375	599,080
Global Telecom Holding SAE*	119,093	408,894
		1,007,974
Estonia – 1.5%
Tallink Group Ltd.	1,026,555	1,342,093
Georgia – 2.6%
Bank of Georgia Holdings plc	73,916	2,339,241
Kazakhstan – 1.7%
KazMunaiGas Exploration
Production GDR (a)	108,164	1,534,847
Kenya – 1.0%
Safaricom Ltd.(b)	8,117,600	899,312
Kuwait – 6.4%
Kuwait Projects Co. (Holding) KSC	926,875	2,007,078
Mabanee Co. SAKC	327,550	1,418,569
Mobile Telecommunications Co.	522,500	1,316,915
National Bank of Kuwait	285,350	921,791
		5,664,353
Lebanon – 0.2%
Banque Audi SAL -
Audi Saradar Group	22,987	141,370
Nigeria – 11.0%
Dangote Cement plc	988,769	1,183,781
Diamond Bank plc *	27,506,532	1,152,605
FBN Holdings plc	15,787,370	1,611,565
Guaranty Trust Bank plc	8,705,082	1,387,767
Nestle Foods Nigeria plc	199,204	1,380,746
Nigerian Breweries plc	1,343,588	1,481,587
Zenith Bank plc	11,563,348	1,569,468
		9,767,519
Oman – 3.8%
Bank Muscat SAOG	1,304,717	2,026,548
Renaissance Services SAOG *	723,963	1,323,818
		3,350,366
Pakistan – 9.9%
Bank Alfalah Ltd.	2,341,500	498,145
D.G. Khan Cement Co. Ltd.	2,696,500	1,808,197
Engro Corp. Ltd. *	1,487,200	1,765,684
MCB Bank Ltd.	241,745	637,350
Pakistan Petroleum Ltd.	757,350	1,449,257
The Hub Power Co. Ltd.	2,387,192	1,399,874
United Bank Ltd.	1,021,700	1,179,408
		8,737,915
Panama – 2.1%
Copa Holdings SA, Class A	12,248	1,831,566
Peru – 2.6%
Credicorp Ltd.	16,800	2,294,880
Philippines – 3.5%
Cebu Air, Inc.	785,700	959,391
Security Bank Corp.	341,870	1,099,998
SM Investments Corp.	53,245	1,055,040
		3,114,429
Qatar – 13.9%
Doha Bank QSC	93,110	1,407,075
Gulf International Services QSC	78,702	1,267,190
Industries Qatar QSC	57,197	2,506,642
Qatar Electricity & Water Co.	24,126	1,054,000
Qatar Islamic Bank	36,477	678,525
Qatar National Bank	65,354	2,980,839
Qatar Telecom (QTEL) QSC	62,817	2,399,111
		12,293,382
Romania – 1.5%
SIF 5 Oltenia Craiova	2,564,547	1,320,247
Sri Lanka – 1.5%
John Keells Holdings plc	757,458	1,294,365
Turkmenistan – 1.5%
Dragon Oil plc	142,987	1,350,210
Ukraine – 0.0%
EastCoal, Inc. *(b)	36,050	2,939
EastCoal, Inc. *(b)	181,908	15,676
		18,615
United Arab Emirates – 13.4%
Al Noor Hospitals Group plc *	27,903	380,241
DP World Ltd.	113,316	1,915,041
Emaar Properties PJSC	2,016,816	3,338,572
First Gulf Bank PJSC	408,798	1,803,079
National Bank of Abu Dhabi	411,818	1,401,542
NMC Health plc	265,040	1,539,463
Union National Bank PJSC	1,061,845	1,459,968
		11,837,906
TOTAL COMMON STOCKS
(COST $70,069,095)		73,522,765

Preferred Stock – 0.5%

Colombia – 0.5%
Bancolombia SA,	33,887	474,623
TOTAL PREFERRED STOCK
(COST $500,820)		474,623

See notes to financial statements.	HSBC FAMILY OF FUNDS	27

HSBC FRONTIER MARKETS FUND
Schedule of Portfolio Investments—as of October 31, 2013 (continued)

Convertible Corporate Bonds – 0.1%

	Shares or
	Principal
	Amount ($)	Value ($)
Oman – 0.1%
Bank Muscat SAOG, 4.50%, 3/20/16	45,141	12,311
Renaissance Services SAOG,
3.75%, 7/25/17	142,800	38,946
TOTAL CONVERTIBLE CORPORATE
BONDS (COST $59,301)		51,257

Warrants – 0.0%

Sri Lanka – 0.0%
John Keells Holdings plc *(b)	30,868	9,200
John Keells Holdings plc *(b)	30,868	6,841
		16,041

Ukraine – 0.0%
EastCoal, Inc. *(b)	360,500	—
TOTAL WARRANTS
(COST $—)		16,041

Participatory Notes – 12.0%

Saudi Arabia – 8.1%
Etihad Etisalat Co., 9/27/16,
(Deutsche Bank AG)	56,106	1,256,640
Samba Financial Group, 9/27/16,
(Deutsche Bank AG)	168,848	2,237,557
Saudi Dairy & Foodstuff Co., 3/25/15,
(Bank of America Corp.) *	12,126	295,149
Saudi Dairy & Foodstuff Co., 4/30/15,
(Citigroup Global Markets
Holding, Inc.) *	31,592	768,223
United Electronics Co., 2/13/15,
(Citigroup Global Markets
Holding, Inc.)	32,456	887,087
Yanbu National Petrochemical Co.,
10/14/15, (Credit Suisse AG)	100,576	1,736,425
		7,181,081

Vietnam – 3.9%
PetroVietnam Drilling & Well Services
JSC, 9/6/16, (JPMorgan Chase) *	541,980	1,620,520
Vietnam Dairy Products JSC, 1/20/15,
(Citigroup Global
Markets Holding, Inc.)	279,599	1,861,011
		3,481,531
TOTAL PARTICIPATORY NOTES
(COST $10,160,058)		10,662,612

Investment Companies – 2.6%

Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (c)	2,324,522	2,324,522
TOTAL INVESTMENT COMPANIES
(COST $2,324,522)		2,324,522
TOTAL INVESTMENT SECURITIES
(COST $83,113,796) — 98.2%		87,051,820
____________________

Percentages indicated are based on net assets of $88,615,131.
*	Represents non-income producing security.
(a)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of October 31, 2013. The total of all such securities represents 1.05% of net assets of the Fund.
(c)	The rate represents the annualized one-day yield that was in effect on October 31, 2013.
GDR — Global Depositary Receipt

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2013:

Percentage of Net Assets
Industry	at Value (%)
Commercial Banks	38.4
Oil, Gas & Consumable Fuels	9.5
Diversified Financial Services	5.4
Food Products	4.9
Energy Equipment & Services	4.3
Construction Materials	3.4
Wireless Telecommunication Services	3.4
Airlines	3.1
Real Estate Management & Development	3.0
Diversified Telecommunication Services	2.7
Industrial Conglomerates	2.7
Investment Companies	2.6
Hotels, Restaurants & Leisure	2.3
Health Care Providers & Services	2.2
Chemicals	2.0
Beverages	1.7
Marine	1.6
Independent Power Producers &
Energy Traders	1.6
Capital Markets	1.5
Multi-Utilities	1.2
Metals & Mining	0.7
98.2

28	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2013

Foreign Bonds – 7.9%†

	Principal
	Amount ($)	Value ($)
Mexico – 7.3%
Mexican Bonos Desarr, Series M,
6.50%, 6/10/21 (a)	1,000,000	80,290
Mexican Bonos Desarr, Series M20,
10.00%, 12/5/24 (a)	240,000,000	24,234,768
Mexican Bonos Desarr, Series M30,
10.00%, 11/20/36 (a)	711,800	70,648
Mexican Cetes, Series BI, 0.00%,
11/14/13 (b)	3,200,000,000	24,496,359
		48,882,065
South Africa – 0.6%
Republic of South Africa,
Series R203, 8.25%, 9/15/17	35,115,000	3,700,824
TOTAL FOREIGN BONDS
(COST $54,642,044)		52,582,889

Yankee Dollars – 64.2%

Brazil – 9.9%
Banco Bradesco SA, Registered,
4.10%, 3/23/15	9,000,000	9,270,000
Banco do Brasil SA, Registered,
5.88%, 1/26/22	200,000	201,200
Banco do Estado do Rio Grande
do Sul SA, Registered,
7.38%, 2/2/22	1,900,000	1,961,750
Banco Nacional de Desenvolvimento
Economico e Social,
5.75%, 9/26/23 (c)	2,200,000	2,282,500
Banco Votorantim, Registered,
5.25%, 2/11/16, MTN	200,000	209,048
Caixa Economica Federal,
4.50%, 10/3/18 (c)	2,200,000	2,211,000
Caixa Economica Federal,
Registered, 2.38%, 11/6/17	3,750,000	3,562,500
Centrais Eletricas Brasileiras SA,
Registered, 6.88%, 7/30/19	2,160,000	2,359,800
Centrais Eletricas Brasileiras SA,
Registered, 5.75%, 10/27/21	2,775,000	2,733,375
Federal Republic of Brazil,
6.00%, 1/17/17	5,900,000	6,658,150
Federal Republic of Brazil,
2.63%, 1/5/23	14,025,000	12,517,312
Federal Republic of Brazil,
11.00%, 8/17/40,
Callable 8/17/15 @ 100.00	900,000	1,049,850
Petrobras International Finance Co.,
6.13%, 10/6/16	15,014,000	16,445,165
Petrobras International Finance Co.,
7.88%, 3/15/19	800,000	931,794
Petrobras International Finance Co.,
5.75%, 1/20/20	1,950,000	2,059,711
Votorantim Cimentos SA,
Registered, 7.25%, 4/5/41	1,600,000	1,576,000
		66,029,155
Canada – 0.2%
Harvest Operations Corp., 2.13%,
5/14/18 (c)	1,100,000	1,074,909
Chile – 1.1%
Banco del Estado de Chile,
2.00%, 11/9/17 (c)	2,600,000	2,553,509
Codelco, Inc., Registered,
7.50%, 1/15/19	1,300,000	1,575,812
CorpBanca SA, 3.13%, 1/15/18	2,400,000	2,260,039
Empresa Nacional de Petroleo,
Registered, 4.75%, 12/6/21	1,100,000	1,109,272
		7,498,632
China – 3.3%
CNOOC Curtis Funding No.1
Pty Ltd., 4.50%, 10/3/23 (c)	1,425,000	1,447,558
CNOOC Finance (2013) Ltd.,
1.13%, 5/9/16	1,300,000	1,292,284
CNPC General Capital Ltd.,
1.45%, 4/16/16 (c)	800,000	796,820
Sinopec Capital (2013) Ltd.,
1.25%, 4/24/16 (c)	3,300,000	3,280,296
Sinopec Group Overseas
Development (2012) Ltd.,
Registered, 3.90%, 5/17/22	10,000,000	9,883,110
Sinopec Group Overseas
Development (2013) Ltd.,
4.38%, 10/17/23 (c)	5,400,000	5,417,933
		22,118,001
Colombia – 9.7%
Banco Davivienda SA, Registered,
2.95%, 1/29/18	5,000,000	4,875,000
Banco de Bogota SA, Registered,
5.00%, 1/15/17	2,200,000	2,317,700
Bancolombia SA, 6.13%, 7/26/20	1,200,000	1,266,000
Bancolombia SA, 5.95%, 6/3/21	1,500,000	1,584,000
Grupo Aval Ltd., Registered,
5.25%, 2/1/17	3,410,000	3,580,500
Grupo Aval Ltd., Registered,
4.75%, 9/26/22	1,150,000	1,079,563
Republic of Colombia,
8.25%, 12/22/14	1,040,000	1,120,600
Republic of Colombia,
7.38%, 1/27/17	21,505,000	25,128,592
Republic of Colombia,
7.38%, 3/18/19	13,500,000	16,503,750
Republic of Colombia,
4.38%, 7/12/21	4,760,000	5,040,840
Republic of Colombia,
2.63%, 3/15/23,
Callable 12/15/22 @ 100.00	750,000	678,375
Republic of Colombia,
6.13%, 1/18/41	1,330,000	1,506,225
		64,681,145
Costa Rica – 0.2%
Republic of Costa Rica,
4.25%, 1/26/23 (c)	1,200,000	1,140,000

See notes to financial statements.	HSBC FAMILY OF FUNDS	29

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2013 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Croatia – 1.0%
Croatia, Registered,
6.25%, 4/27/17	900,000	960,228
Croatia, Registered,
6.75%, 11/5/19	2,640,000	2,877,600
Croatia, Registered,
6.63%, 7/14/20	400,000	432,000
Croatia, Registered,
6.38%, 3/24/21	2,260,000	2,398,425
		6,668,253
Dominican Republic – 0.1%
Dominican Republic,
7.50%, 5/6/21	600,000	663,900
India – 0.2%
Vedanta Resources plc, Registered,
6.75%, 6/7/16	1,400,000	1,459,500
Indonesia – 5.0%
PT Pertamina (Persero) Tbk,
4.30%, 5/20/23 (c)	1,300,000	1,186,250
PT Pertamina Tbk, Registered,
4.88%, 5/3/22	1,300,000	1,251,250
Republic of Indonesia,
3.38%, 4/15/23 (c)	1,800,000	1,620,000
Republic of Indonesia, Registered,
7.25%, 4/20/15	4,784,000	5,154,760
Republic of Indonesia, Registered,
7.50%, 1/15/16	4,323,000	4,841,760
Republic of Indonesia, Registered,
6.88%, 3/9/17	1,750,000	1,990,625
Republic of Indonesia, Registered,
5.88%, 3/13/20	2,990,000	3,274,050
Republic of Indonesia, Registered,
4.88%, 5/5/21	7,260,000	7,532,250
Republic of Indonesia, Registered,
3.75%, 4/25/22	2,000,000	1,885,000
Republic of Indonesia, Registered,
5.38%, 10/17/23, MTN	4,500,000	4,744,035
		33,479,980
Iraq – 0.4%
Republic of Iraq, Registered,
5.80%, 1/15/28,
Callable 12/23/13 @ 100.00	2,675,000	2,327,250
Kazakhstan – 2.1%
Development Bank of Kazakhstan,
4.13%, 12/10/22 (c)	1,750,000	1,614,375
KazMunaiGaz Finance Sub B.V.,
Registered, 11.75%, 1/23/15	11,281,000	12,606,518
		14,220,893
Lithuania – 0.2%
Republic of Lithuania, Registered,
7.38%, 2/11/20	870,000	1,057,050
Luxembourg – 0.2%
VTB Bank OJSC (VTB Capital SA),
Registered, 6.47%, 3/4/15	1,150,000	1,214,630
VTB Bank OJSC (VTB Capital SA),
Registered, 6.00%, 4/12/17	200,000	213,000
		1,427,630
Mexico – 5.1%
Banco Santander SA,
4.13%, 11/9/22 (c)	1,100,000	1,051,875
Comision Federal de Electricidad,
4.88%, 1/15/24 (c)	1,600,000	1,622,000
Petroleos Mexicanos,
4.88%, 3/15/15	2,000,000	2,100,000
United Mexican States,
5.63%, 1/15/17	7,410,000	8,314,020
United Mexican States,
4.00%, 10/2/23	8,290,000	8,418,495
United Mexican States,
Series A, 6.05%, 1/11/40	10,890,000	12,332,925
		33,839,315
Namibia – 0.5%
Namibia International Bond,
Registered, 5.50%, 11/3/21	3,400,000	3,578,500
Panama – 0.5%
Republic of Panama,
5.20%, 1/30/20	3,190,000	3,528,140
Peru – 2.6%
Banco de Credito del Peru,
Registered, 5.38%, 9/16/20	780,000	824,850
BBVA Banco Continental SA,
Registered, 2.25%, 7/29/16	5,000,000	4,987,500
Continental Senior Trust,
Registered, 5.75%, 1/18/17	3,150,000	3,421,813
Corp. Financiera de Desarrollo SA,
Registered, 4.75%, 2/8/22	200,000	201,000
El Fondo MIVIVIENDA SA,
Registered, 3.50%, 1/31/23	975,000	892,125
Republic of Peru,
8.38%, 5/3/16 (c)	4,525,000	5,271,625
Republic of Peru,
6.55%, 3/14/37	1,660,000	1,977,890
		17,576,803
Republic of Serbia – 0.1%
Republic of Serbia, Registered,
5.25%, 11/21/17	410,000	407,950
Russian Federation – 9.3%
AK Transneft OAO, Registered,
5.67%, 3/5/14	400,000	406,440
Alfa Bank OJSC, Registered,
7.88%, 9/25/17	1,200,000	1,345,488
Alfa Bank OJSC, Registered,
7.75%, 4/28/21	500,000	543,750
Alfa Issuance Ltd., Series E,
8.00%, 3/18/15, MTN	450,000	482,040

30	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2013 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Russian Federation, continued
Gazprom OAO, Registered,
Series 2009/2, 10.50%,
3/25/14, MTN	10,000,000	10,357,400
Gazprom OAO, Registered,
8.13%, 7/31/14	3,601,000	3,787,172
Gazprom OAO, Registered,
Series 7, 6.21%,11/22/16, MTN	4,600,000	5,063,220
Gazprom OAO, Registered,
9.25%, 4/23/19	2,050,000	2,557,375
Gazprom OAO, Registered,
6.00%, 1/23/21	1,200,000	1,281,000
Gazprom OAO, Registered,
6.51%, 3/7/22, MTN	11,100,000	12,182,250
Russia Foreign Bond,
4.88%, 9/16/23 (c)	2,400,000	2,517,600
Russia Foreign Bond, Registered,
7.50%, 3/31/30	8,265,400	9,836,239
Russian Agricultural Bank OJSC,
Registered, 7.13%, 1/14/14	503,000	508,332
Russian Federation, Registered,
3.25%, 4/4/17	1,600,000	1,674,000
RZD Capital Ltd., Registered,
5.70%, 4/5/22	300,000	314,250
Sberbank of Russia (SB Capital SA),
Registered, 4.95%, 2/7/17	5,600,000	5,950,000
Sibur Securities Ltd.,
3.91%, 1/31/18 (c)	3,100,000	3,030,250
		61,836,806
Slovenia – 0.5%
Republic of Slovenia,
5.85%, 5/10/23 (c)	3,400,000	3,315,000
South Africa – 4.3%
Eskom Holdings SOC Ltd.,
6.75%, 8/6/23 (c)	2,450,000	2,529,625
Republic of South Africa,
6.88%, 5/27/19	6,100,000	7,045,500
Republic of South Africa,
5.50%, 3/9/20	15,670,000	17,001,950
Republic of South Africa,
5.88%, 9/16/25	1,200,000	1,279,740
Transnet SOC Ltd., Registered,
4.50%, 2/10/16	800,000	833,240
		28,690,055
Turkey – 7.4%
Akbank TAS, Registered,
5.13%, 7/22/15	9,080,000	9,309,270
Republic of Turkey,
9.50%, 1/15/14	906,000	919,345
Republic of Turkey,
7.25%, 3/15/15	18,392,000	19,633,460
Republic of Turkey,
7.50%, 7/14/17	3,600,000	4,122,000
Republic of Turkey,
7.50%, 11/7/19	100,000	117,750
Republic of Turkey,
5.63%, 3/30/21	2,638,000	2,816,065
Republic of Turkey,
5.13%, 3/25/22	660,000	675,840
Republic of Turkey,
6.25%, 9/26/22	4,800,000	5,292,000
Turkiye Halk Bankasi AS,
3.88%, 2/5/20 (c)	2,500,000	2,270,325
Turkiye Is Bankasi AS,
3.88%, 11/7/17 (c)	1,000,000	973,800
Turkiye Is Bankasi AS,
5.50%, 4/21/19 (c)	1,450,000	1,466,313
Turkiye Vakiflar Bankasi TAO,
5.00%, 10/31/18 (c)	800,000	796,040
Turkiye Vakiflar Bankasi TAO,
6.00%, 11/1/22 (c)	1,400,000	1,310,750
		49,702,958
Uruguay – 0.3%
Republica Oriental del Uruguay,
4.50%, 8/14/24	1,755,000	1,812,037
Republica Oriental del Uruguay,
6.88%, 9/28/25	275,000	326,563
		2,138,600
TOTAL YANKEE DOLLARS
(COST $433,430,334)		428,460,425

	Shares or
	Principal
	Amount ($)

U.S. Treasury Obligations – 14.0%

U.S. Treasury Bonds – 1.6%
3.13%, 2/15/43	11,830,000	10,713,544
U.S. Treasury Notes – 12.3%
1.75%, 5/15/23	88,350,000	82,517,486
TOTAL U.S. TREASURY
OBLIGATIONS
(COST $97,143,299)		93,231,030

Investment Companies – 10.3%

Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (d)	69,101,935	69,101,935
TOTAL INVESTMENT COMPANIES
(COST $69,101,935)		69,101,935
TOTAL INVESTMENT SECURITIES
(COST $654,317,612) — 96.4%		643,376,279

See notes to financial statements.	HSBC FAMILY OF FUNDS	31

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2013 (continued)
____________________

Percentages indicated are based on net assets of $667,571,668.
†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2013. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	Zero-Coupon Security.
(c)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(d)	The rate represents the annualized one-day yield that was in effect on October 31, 2013.
MTN — Medium Term Note

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2013:

Percentage of Net Assets
Industry	at Value (%)
Sovereign Bonds	43.1
U.S. Treasury Obligations	14.0
Investment Companies	10.3
Oil, Gas & Consumable Fuels	10.2
Commercial Banks	8.5
Diversified Financial Services	7.5
Energy Equipment & Services	2.1
Metals & Mining	0.5
Industrial Conglomerates	0.2
96.4

Futures Contracts

At October 31, 2013, the Fund’s open futures contracts were as follows:

					Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
10-Year U.S. Treasury Note December Future	Short	12/20/13	356	$45,339,938	$(1,499,848)

Interest Rate Swap Agreements

At October 31, 2013, $9,510,000 of cash was segregated for forward foreign currency exchange contracts and swap agreements. At October 31, 2013, the Fund’s open interest rate swap agreements were as follows:

									Upfront
									Premiums	Unrealized
Pay/Receive		Fixed			Notional		Notional		Paid/	Appreciation/
Floating		Rate	Expiration		Amount		Amount	Value	(Received)	(Depreciation)
Rate	Floating Rate Index	(%)	Date	Counterparty	(Local)		($)	($)	($)	($)
				Barclays Bank
Pay	1-Year BRL CDI	9.71%	1/2/15	PLC	120,800,000	BRL	53,938,203	(516,969)	—	(516,969)
				Credit Suisse
Pay	1-Year BRL CDI	9.93%	1/2/15	International	272,600,000	BRL	121,718,164	(864,720)	—	(864,720)
	1-Month			Credit Suisse
Receive	MXN-TIIE-Banxico	4.29%	9/9/15	International	194,337,000	MXN	14,896,975	(39,357)	(753)	(38,604)
	1-Month			Standard
Pay	MXN-TIIE-Banxico	6.50%	9/13/23	Charter Bank	48,000,000	MXN	3,679,458	(8,102)	—	(8,102)
	1-Month			Barclays Bank
Receive	MXN-TIIE-Banxico	5.31%	9/20/18	PLC	124,000,000	MXN	9,505,266	(14,641)	—	(14,641)
	1-Month			Standard
Pay	MXN-TIIE-Banxico	6.54%	9/14/23	Charter Bank	71,000,000	MXN	5,442,531	3,988	—	3,988
	1-Month			Standard
Receive	MXN-TIIE-Banxico	5.30%	9/20/18	Charter Bank	124,000,000	MXN	9,505,266	(10,422)	—	(10,422)
	1-Month			Barclays Bank
Receive	MXN-TIIE-Banxico	5.30%	9/20/18	PLC	124,000,000	MXN	9,505,266	(10,422)	—	(10,422)
	1-Month			Barclays Bank
Pay	MXN-TIIE-Banxico	6.54%	9/14/23	PLC	71,000,000	MXN	5,442,531	3,988	—	3,988
	1-Month			Barclays Bank
Pay	MXN-TIIE-Banxico	6.54%	9/14/23	PLC	71,000,000	MXN	5,442,531	3,988	—	3,988
				Standard
Receive	3-Month LIBOR BBA	1.96%	5/17/22	Charter Bank	1,200,000	USD	1,200,000	34,198	—	34,198
				Barclays Bank
Receive	3-Month LIBOR BBA	1.77%	8/10/22	PLC	13,000,000	USD	13,000,000	698,884	—	698,884
								(719,587)	(753)	(718,834)

32	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2013 (continued)

Credit Default Swap Agreements - Buy Protection(a)

At October 31, 2013, the Fund’s open credit default swap agreements were as follows:

							Upfront
			Implied Credit				Premiums	Unrealized
			Spread at	Notional	Fixed		Paid/	Appreciation/
		Expiration	October 31,	Amount	Rate	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	2013 (%) (b)	($) (c)	(%)	($)	($)	($)
	JPMorgan Chase
Republic of Korea	Bank N.A.	6/20/18	0.54	5,500,000	1.00	(125,129)	(65,689)	(59,440)
	JPMorgan Chase
Republic of Korea	Bank N.A.	6/20/18	0.54	7,000,000	1.00	(159,255)	(45,513)	(113,742)
	JPMorgan Chase
Republic of Korea	Bank N.A.	6/20/18	0.54	7,000,000	1.00	(159,255)	(59,599)	(99,656)
	JPMorgan Chase
Republic of Korea	Bank N.A.	6/20/18	0.54	6,000,000	1.00	(136,504)	(77,634)	(58,870)
	Barclays Bank
Emirate of Abu Dhabi	PLC	6/20/18	0.57	4,400,000	1.00	(102,743)	(72,021)	(30,722)
	Credit Suisse
Republic of Korea	International	6/20/18	0.54	6,000,000	1.00	(136,504)	(63,927)	(72,577)
	JPMorgan Chase
CDX.EM 20	Bank N.A.	12/20/18	2.71	22,000,000	5.00	(2,449,465)	(2,134,000)	(315,465)
	Barclays Bank
CDX.EM 20	PLC	12/20/18	2.71	17,000,000	5.00	(1,892,769)	(1,681,725)	(211,044)
	Credit Suisse
CDX.EM 20	International	12/20/18	2.71	4,400,000	5.00	(489,893)	(426,800)	(63,093)
	Credit Suisse
CDX.EM 20	International	12/20/18	2.71	11,000,000	5.00	(1,224,733)	(1,083,500)	(141,233)
	Credit Suisse
CDX.EM 20	International	12/20/18	2.71	4,300,000	5.00	(478,759)	(427,850)	(50,909)
	Credit Suisse
CDX.EM 20	International	12/20/18	2.71	4,400,000	5.00	(489,893)	(435,600)	(54,293)
	JPMorgan Chase
Republic of Korea	Bank N.A.	9/20/17	0.39	100,000	1.00	(2,529)	1,211	(3,740)
	Barclays Bank
State of Qatar	PLC	9/20/17	0.49	6,250,000	1.00	(131,617)	74,259	(205,876)
Republic of the	JPMorgan Chase
Philippines	Bank N.A.	9/20/17	0.69	1,700,000	1.00	(29,627)	38,756	(68,383)
	JPMorgan Chase
Republic of Korea	Bank N.A.	9/20/17	0.42	5,000,000	1.00	(126,466)	12,067	(138,533)
	Barclays Bank
Republic of South Africa	PLC	12/20/17	1.61	3,500,000	1.00	80,253	93,237	(12,984)
	JPMorgan Chase
Republic of Turkey	Bank N.A.	12/20/17	1.61	3,500,000	1.00	80,253	89,748	(9,495)
						(7,974,635)	(6,264,580)	(1,710,055)

See notes to financial statements.	HSBC FAMILY OF FUNDS	33

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2013 (continued)

Credit Default Swap Agreements - Sell Protection(a)

At October 31, 2013, the Fund’s open credit default swap agreements were as follows:

							Upfront
			Implied Credit				Premiums	Unrealized
			Spread at	Notional	Fixed		Paid/	Appreciation/
		Expiration	October 31,	Amount	Rate	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	2013 (%) (b)	($) (c)	(%)	($)	($)	($)
People’s Republic of	JPMorgan
China	Chase Bank N.A.	6/20/18	0.71	5,500,000	1.00	78,544	71,224	7,320
Federative Republic
of Brazil	Barclays Bank PLC	6/20/18	1.62	2,500,000	1.00	(65,410)	(39,915)	(25,495)
Federative Republic	JPMorgan
of Brazil	Chase Bank N.A.	6/20/18	1.56	2,500,000	1.00	(65,341)	(46,715)	(18,626)
Federative Republic	Credit Suisse
of Brazil	International	6/20/18	1.62	14,000,000	1.00	(365,907)	(297,735)	(68,172)
People’s Republic	JPMorgan
of China	Chase Bank N.A.	6/20/18	0.71	6,000,000	1.00	85,685	83,678	2,007
People’s Republic	Credit Suisse
of China	International	6/20/18	0.71	6,000,000	1.00	85,685	37,634	48,051
Federative Republic	Credit Suisse
of Brazil	International	6/20/18	1.62	4,500,000	1.00	(117,613)	(96,534)	(21,079)
	Credit Suisse
Republic of Indonesia	International	6/20/18	1.81	3,800,000	1.00	(117,923)	(207,184)	89,261
	JPMorgan
Republic of Indonesia	Chase Bank N.A.	9/20/18	1.81	500,000	1.00	(18,400)	(26,156)	7,756
	Credit Suisse
Republic of Indonesia	International	9/20/18	1.90	1,800,000	1.00	(66,239)	(120,906)	54,667
	JPMorgan Chase
Republic of South Africa	Bank N.A.	9/20/18	1.82	13,000,000	1.00	(472,588)	(716,665)	244,077
Federative Republic
of Brazil	Barclays Bank PLC	12/20/18	1.74	3,000,000	1.00	(101,390)	(85,040)	(16,350)
Federative Republic	JPMorgan
of Brazil	Chase Bank N.A.	12/20/18	1.74	10,000,000	1.00	(337,965)	(297,825)	(40,140)
	JPMorgan
Republic of Peru	Chase Bank N.A.	6/20/17	1.23	100,000	1.00	277	(3,224)	3,501
Republic of Turkey	Barclays Bank PLC	12/20/17	1.61	3,500,000	1.00	(78,904)	(88,148)	9,244
	JPMorgan
Republic of South Africa	Chase Bank N.A.	12/20/17	1.61	3,500,000	1.00	(78,904)	(99,897)	20,993
						(1,636,393)	(1,933,408)	297,015

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)	The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

34	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2013 (continued)

At October 31, 2013, the Fund’s open forward foreign currency exchange contracts were as follows:

			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Barclays Bank PLC	11/4/13	3,610,529	1,570,000	1,610,625	(40,625)
Brazilian Real	Barclays Bank PLC	11/4/13	57,180,060	26,460,000	25,507,524	952,476
Brazilian Real	Barclays Bank PLC	2/4/13	57,180,060	25,705,835	24,964,278	741,557
Brazilian Real	Standard Chartered Bank	11/4/13	118,346,351	52,856,789	52,793,271	63,518
Chinese Yuan	Standard Chartered Bank	11/5/13	149,467,470	24,335,309	24,519,618	(184,309)
European Euro	Barclays Bank PLC	12/16/13	3,153,421	4,341,000	4,281,403	59,597
European Euro	Barclays Bank PLC	12/16/13	20,844,319	27,760,109	28,300,347	(540,238)
Hungarian Forint	Credit Suisse	12/18/13	5,788,628,234	25,975,446	26,522,256	(546,810)
Hungarian Forint	Credit Suisse	12/18/13	1,103,756,280	5,151,000	5,057,175	93,825
Indian Rupee	Barclays Bank PLC	1/16/14	753,748,800	12,000,000	12,049,896	(49,896)
Mexican Peso	Barclays Bank PLC	11/14/13	64,930,000	5,000,000	4,971,762	28,238
Mexican Peso	Barclays Bank PLC	11/14/13	320,000,000	25,647,191	24,502,756	1,144,435
Mexican Peso	Barclays Bank PLC	1/16/14	390,992,430	30,171,497	29,789,671	381,826
Mexican Peso	Credit Suisse	11/14/13	68,335,290	5,260,000	5,232,509	27,491
Mexican Peso	Standard Chartered Bank	11/14/13	257,727,140	20,120,000	19,734,454	385,546
Polish Zloty	Credit Suisse	12/20/13	89,477,438	28,112,805	28,970,248	(857,443)
Polish Zloty	Standard Chartered Bank	11/5/13	54,127,120	17,802,046	17,574,491	227,555
South African Rand	Barclays Bank PLC	1/30/14	232,942,449	23,300,000	22,912,211	387,789
South African Rand	Standard Chartered Bank	12/9/13	459,369,099	46,693,341	45,544,630	1,148,711
Turkish Lira	Standard Chartered Bank	1/15/14	29,271,719	14,572,469	14,475,656	96,813
				422,834,837	419,314,781	3,520,056

			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Barclays Bank PLC	11/4/13	16,954,525	6,970,000	7,563,265	593,265
Brazilian Real	Barclays Bank PLC	11/4/13	57,180,060	26,253,471	25,507,524	(745,947)
Brazilian Real	Standard Chartered Bank	11/4/13	105,002,355	44,719,913	46,840,631	2,120,718
Brazilian Real	Standard Chartered Bank	2/4/14	118,346,351	51,801,782	51,668,908	(132,874)
Chilean Peso	Credit Suisse	12/18/13	6,611,932,000	13,040,000	12,824,649	(215,351)
Chinese Yuan	Standard Chartered Bank	11/5/13	149,467,470	24,113,490	24,519,618	406,128
Chinese Yuan	Standard Chartered Bank	2/20/14	149,467,470	24,313,537	24,435,537	122,000
Indian Rupee	Standard Chartered Bank	1/16/14	768,454,000	11,177,512	12,284,982	1,107,470
Mexican Peso	Barclays Bank PLC	11/14/13	390,992,430	30,321,243	29,938,726	(382,517)
Mexican Peso	Standard Chartered Bank	1/16/14	283,464,056	20,966,276	21,597,096	630,820
Polish Zloty	Credit Suisse	2/4/14	33,577,600	10,924,874	10,842,940	(81,934)
Polish Zloty	JPMorgan Chase Bank N.A.	12/20/13	1,401,980	445,361	453,921	8,560
Polish Zloty	Standard Chartered Bank	2/4/14	54,127,120	17,704,222	17,478,828	(225,394)
Russian Ruble	Standard Chartered Bank	2/6/14	3,999,150	121,675	122,748	1,073
South African Rand	Credit Suisse	12/9/13	457,920,605	44,736,284	45,401,017	664,733
South African Rand	Standard Chartered Bank	12/9/13	1,448,494	145,867	143,612	(2,255)
South African Rand	Standard Chartered Bank	1/30/14	459,369,099	46,330,720	45,183,528	(1,147,192)
Turkish Lira	Barclays Bank PLC	1/15/14	19,280,408	9,604,667	9,534,683	(69,984)
Turkish Lira	Standard Chartered Bank	1/15/14	10,416,319	5,213,373	5,151,151	(62,222)
				388,904,267	391,493,364	2,589,097

See notes to financial statements.	HSBC FAMILY OF FUNDS	35

HSBC RMB FIXED INCOME FUND
Schedule of Portfolio Investments—as of October 31, 2013

Foreign Bonds – 86.5%†

	Principal
	Amount ($)	Value ($)
Australia – 2.4%
Australia & New Zealand Banking
Group Ltd., Series E,
2.90%, 8/14/15, MTN (a)	2,000,000	330,039
Brazil – 2.3%
Banco BTG Pactual SA, Series G,
4.10%, 3/26/16, MTN (a)	2,000,000	322,854
China – 33.2%
Baosteel Group Corp. Ltd.,
Registered, 4.15%, 3/1/17 (a)	2,000,000	333,865
Beijing Enterprises Water Group Ltd.,
3.75%, 6/30/14 (a)	3,000,000	492,204
Big Will Investments Ltd., Registered,
7.00%, 4/29/14 (a)	2,000,000	332,561
Bitronic Ltd., 4.00%, 12/12/15 (a)	3,000,000	492,185
China Guangdong Nuclear Power
Holding Co. Ltd., Registered,
3.75%, 11/1/15 (a)	2,000,000	329,741
China Shanshui Cement Group Ltd.,
6.50%, 7/22/14 (a)	2,000,000	331,718
Huaneng Power International, Inc.,
3.85%, 2/5/16 (a)	2,000,000	328,982
ICBC Luxembourg SA,
2.60%, 5/28/14	2,000,000	328,617
Intime Department Store
(Group) Co. Ltd., Registered,
4.65%, 7/21/14 (a)	2,000,000	328,526
Kaisa Group Holdings Ltd.,
6.88%, 4/22/16	2,000,000	328,618
New World China Land Ltd.,
8.50%, 4/11/15 (a)	2,000,000	347,819
Right Century Ltd.,
1.85%, 6/3/14 (a)	2,000,000	325,366
The Export-Import Bank of China,
2.70%, 4/7/14 (a)	2,000,000	328,323
		4,628,525
France – 3.6%
Veolia Environnement SA, Series E,
4.50%, 6/28/17, MTN (a)	3,000,000	504,747
Germany – 1.2%
BSH Bosch und Siemens
Hausgerate GmbH, Registered,
3.80%, 7/24/17 (a)	1,000,000	165,977
Hong Kong – 31.9%
BECL Investment Holding Ltd.,
4.75%, 2/21/14 (a)	3,000,000	493,308
China Resources Power
Holdings Co. Ltd., Series A,
2.90%, 11/12/13 (a)	2,000,000	328,247
Dorsett Hospitality
International Ltd., Series E,
6.00%, 4/3/18, MTN (a)	2,000,000	320,662
Eastern Air Overseas (Hong Kong)
Corp. Ltd., 4.00%, 8/8/14 (a)	2,000,000	328,361
Galaxy Entertainment Group Ltd.,
4.63%, 12/16/13 (a)	3,000,000	492,295
Gemdale International Holdings Ltd.,
9.15%, 7/26/15 (a)	2,000,000	347,905
Lafarge Shui On Cement Ltd.,
Registered, 9.00%, 11/14/14 (a)	2,000,000	343,853
Lai Fung Holdings Ltd.,
6.88%, 4/25/18	2,000,000	318,296
Noble Group Ltd., Series E,
4.00%, 1/30/16, MTN	1,000,000	164,396
Rainbow Days Ltd., Registered,
3.00%, 6/30/16 (a)	2,000,000	321,767
Silvery Castle Ltd.,
2.75%, 7/14/14 (a)	2,000,000	326,411
Singamas Container Holdings Ltd.,
Registered, 4.75%, 4/14/14 (a)	2,000,000	327,901
SK Global Chemical Co. Ltd.,
4.13%, 9/26/16	2,000,000	332,791
		4,446,193
Japan – 2.4%
Mitsui & Co. Ltd., Series E,
4.25%, 3/1/17, MTN (a)	2,000,000	334,985
Singapore – 2.4%
Global Logistic Properites Ltd.,
Registered, 3.38%, 5/11/16 (a)	2,000,000	327,379
South Korea – 2.4%
The Korea Development
Bank, Series E,
2.75%, 11/14/13, MTN (a)	2,000,000	328,302
United States – 4.7%
Caterpillar Financial Services Corp.,
Registered, 3.35%, 11/26/14	2,000,000	329,667
Yum! Brands, Inc., Registered,
2.38%, 9/29/14 (a)	2,000,000	325,713
		655,380
TOTAL FOREIGN BONDS
(COST $11,542,590)		12,044,381

Certificates of Deposit – 10.6%

China – 4.7%
China Construction Bank (Asia)
Corp. Ltd., Series FXCD,
2.75%, 3/11/14	2,000,000	329,206
China Development Bank Corp.,
2.90%, 6/25/14 (a)	2,000,000	329,442
		658,648
Japan – 2.4%
Sumitomo Mitsui Banking Corp.,
1.10%, 4/22/14 (a)	2,000,000	325,497
Singapore – 3.5%
Oversea-Chinese Banking Corp. Ltd.,
1.10%, 3/28/14 (a)	3,000,000	488,394
TOTAL CERTIFICATES OF DEPOSIT
(COST $1,413,124)		1,472,539

36	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC RMB FIXED INCOME FUND
Schedule of Portfolio Investments—as of October 31, 2013 (continued)

Investment Companies – 1.2%

	Shares	Value ($)
Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (b)	168,744	168,744
TOTAL INVESTMENT COMPANIES
(COST $168,744)		168,744
TOTAL INVESTMENT SECURITIES
(COST $13,124,458) — 98.3%		13,685,664
____________________

Percentages indicated are based on net assets of $13,925,855.
†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2013. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2013.
MTN — Medium Term Note

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2013:

Percentage of Net Assets
Industry	at Value (%)
Diversified Financial Services	56.8
Commercial Banks	9.5
Energy Equipment & Services	8.3
Construction Materials	4.8
Industrial Conglomerates	4.8
Specialty Retail	4.7
Diversified Telecommunication Services	3.5
Oil, Gas & Consumable Fuels	2.4
Diversified Consumer Services	2.3
Investment Companies	1.2
98.3

See notes to financial statements.	HSBC FAMILY OF FUNDS 37

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities – as of October 31, 2013

	Emerging	Emerging	Frontier	Total	RMB Fixed
	Markets	Markets Local	Markets	Return	Income
	Debt Fund	Debt Fund	Fund	Fund	Fund
Assets:
Investments securities, at value	$42,500,543	$30,003,535	$87,051,820	$643,376,279	$13,685,664
Cash	—	—	—	—	—
Segregated cash for collateral	—	350,000	—	9,510,000	—
Segregated cash with brokers	39,410	—	—	651,162	—
Foreign currency, at value	14,915	509,779	208,277	75,740	59,325
Unrealized appreciation on forward foreign currency
exchange contracts	23,061	650,894	—	11,394,144	—
Unrealized appreciation on swap agreements	36,270	61,749	—	1,231,923	—
Interest and dividends receivable	463,376	297,658	101,810	6,919,565	135,969
Premiums paid on swap agreements	—	—	—	501,814	—
Receivable for capital shares issued	49,345	6,125	1,084,921	3,122,300	19,058
Receivable for investments sold	—	—	809,566	17,768,440	—
Reclaims receivable	—	48,332	513	113,838	—
Receivable from Investment Adviser	—	7,890	—	—	31,058
Variation margin on futures contracts	—	—	—	55,625	—
Prepaid expenses	11,850	16,653	15,307	16,975	19,127
Total Assets	43,138,770	31,952,615	89,272,214	694,737,805	13,950,201
Liabilities:
Cash overdraft	—	420,000	—	5,710,000	—
Dividends payable	1,318	3,734	—	592,068	1,720
Unrealized depreciation on forward foreign currency
exchange contracts	9,034	314,430	—	5,284,991	—
Unrealized depreciation on swap agreements	3,254	213,103	—	3,363,797	—
Payable for investments purchased	845,587	—	475,775	1,113,550	—
Premiums received on swap agreements	38,019	—	—	8,700,555	—
Payable for capital shares redeemed	12,831	5,611	36,779	1,703,138	—
Variation margin on futures contracts	3,281	—	—	—	—
Accrued expenses and other liabilities:
Investment Management	8,173	—	29,333	533,935	—
Administration	1,765	1,316	3,562	28,153	587
Shareholder Servicing	840	677	7,223	456	865
Compliance Services	12	6	46	115	2
Accounting	156	293	908	—	207
Custodian	5,300	19,401	78,514	31,396	3,100
Transfer Agent	5,304	4,627	4,751	42,798	4,574
Trustee	125	70	753	1,685	42
Other	14,711	12,847	19,439	59,500	13,249
Total Liabilities	949,710	996,115	657,083	27,166,137	24,346
Net Assets	$42,189,060	$30,956,500	$88,615,131	$667,571,668	$13,925,855

38 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities – as of October 31, 2013 (continued)

	Emerging	Emerging	Frontier	Total	RMB Fixed
	Markets	Markets Local	Markets	Return	Income
	Debt Fund	Debt Fund	Fund	Fund	Fund
Composition of Net Assets:
Capital	41,068,845	33,121,550	81,840,775	671,343,424	13,293,503
Accumulated net investment income (loss)	11,283	(497,249)	286,049	187,549	70,399
Accumulated net realized gains (losses)
from investments	613,573	58,409	2,548,653	4,704,355	332
Unrealized appreciation/depreciation on investments	495,359	(1,726,210)	3,939,654	(8,663,660)	561,621
Net Assets	$42,189,060	$30,956,500	$88,615,131	$667,571,668	$13,925,855

Net Assets:
Class A Shares	$1,041,546	$1,365,967	$18,341,837	$268,071	$2,959,277
Class I Shares	41,026,852	29,493,174	70,273,294	642,545,191	10,856,479
Class S Shares	120,662	97,359	—	24,758,406	110,099
	$42,189,060	$30,956,500	$88,615,131	$667,571,668	$13,925,855
Shares Outstanding
($0.001 par value, unlimited number of
shares authorized):
Class A Shares	99,975	149,312	1,404,556	26,459	281,217
Class I Shares	3,928,862	3,220,036	5,345,660	63,318,758	1,030,789
Class S Shares	11,554	10,629	—	2,439,597	10,453
Net Asset Value, Offering Price and Redemption Price
per share:
Class A Shares	$10.42	$9.15	$13.06	$10.13	$10.52
Class I Shares	$10.44	$9.16	$13.15	$10.15	$10.53
Class S Shares	$10.44	$9.16	$—	$10.15	$10.53
Maximum Sales Charge - Class A Shares	4.75%	4.75%	5.00%	4.75%	4.75%
Maximum Offering Price per share (Net Asset Value/
(100%-maximum sales charge)) - Class A Shares	$10.94	$9.61	$13.75	$10.64	$11.04
Total Investments, at cost	$42,145,028	$31,906,057	$83,113,796	$654,317,612	$13,124,458
Foreign currency, at cost	$13,617	$514,401	$207,346	$74,670	$59,355
See notes to financial statements.	HSBC FAMILY OF FUNDS 39

HSBC FAMILY OF FUNDS

Statements of Operations—For the period ended October 31, 2013

		Emerging			RMB
	Emerging	Markets	Frontier	Total	Fixed
	Markets	Local Debt	Markets	Return	Income
	Debt Fund	Fund	Fund	Fund	Fund
Investment Income:
Interest	$2,043,333	$1,236,180	$22,882	$13,168,129	$574,419
Dividends	137	937	1,236,409	13,903	27
Foreign tax withholding	—	(34,666)	(95,322)	—	(439)
Total Investment Income	2,043,470	1,202,451	1,163,969	13,182,032	574,007
Expenses:
Investment Management	202,403	161,481	481,999	4,431,150	71,617
Advisory Services:
Operational Support - Class A Shares	1,265	3,290	15,035	501	4,836
Operational Support - Class I Shares	39,726	30,551	31,042	510,246	10,497
Administration:
Class A Shares	315	816	3,764	124	1,213
Class I Shares	19,761	15,198	15,477	253,951	5,272
Class S Shares	61	50	—	5,457	54
Shareholder Servicing:
Class A Shares	1,514	4,037	18,376	502	5,932
Accounting	65,357	57,982	61,278	68,996	56,953
Audit	20,614	20,614	21,797	14,842	20,590
Compliance Services	822	645	699	10,041	225
Custodian	20,324	65,439	217,379	157,208	12,359
Printing	6,263	7,683	3,329	151,363	2,058
Transfer Agent	31,672	27,875	27,339	367,313	28,803
Trustee	2,587	2,050	2,520	28,813	796
Registration fees	36,360	34,460	30,249	72,723	57,972
Other	9,521	7,726	14,916	111,277	3,346
Total expenses before fee reductions	458,565	439,897	945,199	6,184,507	282,523
Fees contractually reduced/reimbursed by
Investment Adviser	(112,179)	(159,629)	(201,653)	—	(130,790)
Net Expenses	346,386	280,268	743,546	6,184,507	151,733

Net Investment Income (Loss)	1,697,084	922,183	420,423	6,997,525	422,274

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and
foreign currency transactions	589,578	(382,267)	3,094,156	330,752	59,668
Net realized gains (losses) from swap agreements	38,683	(70,319)	—	1,995,299	—
Net realized gains (losses) from futures transactions	(52,363)	—	—	2,792,335	—
Net realized gains (losses) from options transactions	—	(21,251)	—	(12,985)	—
Net realized gains (losses) from forward foreign currency
exchange contracts	39,161	(67,998)	(37,785)	(3,376,735)	863
Change in unrealized appreciation/depreciation on investments	(3,278,914)	(1,801,503)	2,477,159	(11,628,547)	303,021
Net realized/unrealized gains (losses) from investments	(2,663,855)	(2,343,338)	5,533,530	(9,899,881)	363,552
Change In Net Assets Resulting From Operations	$(966,771)	$(1,421,155)	$5,953,953	$(2,902,356)	$785,826

40 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund		Emerging Markets Local Debt Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2013	2012	2013	2012
Investment Activities:
Operations:
Net investment income (loss)	$1,697,084	$1,753,907	$922,183	$696,005
Net realized gains (losses) from investments	615,059	990,534	(541,835)	(19,291)
Change in unrealized appreciation/depreciation
from investments	(3,278,914)	3,109,845	(1,801,503)	986,694
Change in net assets resulting from operations	(966,771)	5,854,286	(1,421,155)	1,663,408

Dividends:
Net investment income:
Class A Shares	(28,486)	(18,843)	(31,726)	(19,827)
Class I Shares	(1,845,859)	(1,790,370)	(710,776)	(364,422)
Class S Shares	(5,796)	(5,580)	(2,435)	(1,447)
Net realized gains:
Class A Shares	(9,441)	(82)	(10,809)	—
Class I Shares	(772,828)	(7,859)	(163,733)	—
Class S Shares	(2,419)	(24)	(546)	—
Return of capital:
Class A Shares	—	—	(2,645)	—
Class I Shares	—	—	(59,258)	—
Class S Shares	—	—	(203)	—
Change in net assets resulting from shareholder dividends	(2,664,829)	(1,822,758)	(982,131)	(385,696)
Change in net assets resulting from capital transactions	5,464,579	1,607,083	603,018	5,488,843
Change in Net Assets	1,832,979	5,638,611	(1,800,268)	6,766,555

Net Assets:
Beginning of period	40,356,081	34,717,470	32,756,768	25,990,213
End of period	$42,189,060	$40,356,081	$30,956,500	$32,756,768
Accumulated net investment income (loss)	$11,283	$156,381	$(497,249)	$(98,794)

See notes to financial statements.	HSBC FAMILY OF FUNDS 41

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Emerging Markets Debt Fund		Emerging Markets Local Debt Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2013	2012	2013	2012
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$844,418	$114,676	$73,088	$317,157
Dividends reinvested	36,938	18,862	45,180	19,823
Value of shares redeemed	(279,434)	(53,069)	(696,802)	(165,752)
Class A Shares capital transactions	601,922	80,469	(578,534)	171,228

Class I Shares:
Proceeds from shares issued	5,475,189	4,722,544	2,185,689	5,310,513
Dividends reinvested	2,599,125	1,789,564	915,562	363,845
Value of shares redeemed	(3,219,872)	(4,991,098)	(1,922,883)	(358,190)
Class I Shares capital transactions	4,854,442	1,521,010	1,178,368	5,316,168

Class S Shares:
Proceeds from shares issued	—	—	—	39
Dividends reinvested	8,215	5,604	3,184	1,447
Value of shares redeemed	—	—	—	(39)
Class S Shares capital transactions	8,215	5,604	3,184	1,447
Change in net assets resulting from capital transactions	$5,464,579	$1,607,083	$603,018	$5,488,843

SHARE TRANSACTIONS:
Class A Shares:
Issued	79,794	10,704	7,292	34,067
Reinvested	3,422	1,763	4,760	2,080
Redeemed	(25,425)	(4,945)	(70,968)	(17,278)
Change in Class A Shares	57,791	7,522	(58,916)	18,869

Class I Shares:
Issued	514,194	439,010	224,421	577,774
Reinvested	236,733	167,373	96,859	38,045
Redeemed	(296,599)	(475,609)	(201,361)	(37,005)
Change in Class I Shares	454,328	130,774	119,919	578,814

Class S Shares:
Issued	—	—	—	4
Reinvested	748	524	337	151
Redeemed	—	—	—	(4)
Change in Class S Shares	748	524	337	151

42 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Frontier Markets Fund		Total Return Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	period ended
	October 31,	October 31,	October 31,	October 31,
	2013	2012	2013	2012(a)
Investment Activities:
Operations:
Net investment income (loss)	$420,423	$430,206	$6,997,525	$897,423
Net realized gains (losses) from investments	3,056,371	(304,677)	1,728,666	1,650,456
Change in unrealized appreciation/depreciation on investments	2,477,159	1,859,842	(11,628,547)	2,964,887
Change in net assets resulting from operations	5,953,953	1,985,371	(2,902,356)	5,512,766

Dividends:
Net investment income:
Class A Shares	(55,553)	(102)	(1,371)	(872)
Class I Shares	(594,074)	(28,979)	(4,173,501)	(1,117,289)
Class S Shares	—	—	(100,910)	(566)
Net realized gains:
Class A Shares	—	—	(687)	—
Class I Shares	—	—	(994,711)	—
Class S Shares	—	—	(273)	—
Change in net assets resulting from shareholder dividends	(649,627)	(29,081)	(5,271,453)	(1,118,727)
Change in net assets resulting from capital transactions	65,526,260	1,324,387	326,942,558	344,408,880
Change in Net Assets	70,830,586	3,280,677	318,768,749	348,802,919

Net Assets:
Beginning of period	17,784,545	14,503,868	348,802,919	—
End of period	$88,615,131	$17,784,545	$667,571,668	$348,802,919
Accumulated net investment income (loss)	$286,049	$568,629	$187,549	$209,007
____________________

(a)	Commenced operations on March 30, 2012.

See notes to financial statements.	HSBC FAMILY OF FUNDS 43

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Frontier Markets Fund		Total Return Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	period ended
	October 31,	October 31,	October 31,	October 31,
	2013	2012	2013	2012(a)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$20,178,523	$1,295,654	$128,377	$251,147
Dividends reinvested	54,520	102	1,907	858
Value of shares redeemed	(4,091,405)	(348)	(115,220)	—
Class A Shares capital transactions	16,141,638	1,295,408	15,064	252,005

Class I Shares:
Proceeds from shares issued	50,334,400	—	557,303,774	355,170,152
Dividends reinvested	594,074	28,979	212,870	53,217
Value of shares redeemed	(1,543,852)	—	(255,586,928)	(11,167,060)
Class I Shares capital transactions	49,384,622	28,979	301,929,716	344,056,309

Class S Shares:
Proceeds from shares issued	—	—	25,001,000	100,000
Dividends reinvested	—	—	101,183	566
Value of shares redeemed	—	—	(104,405)	—
Class S Shares capital transactions	—	—	24,997,778	100,566
Change in net assets resulting from capital transactions	$65,526,260	$1,324,387	$326,942,558	$344,408,880

SHARE TRANSACTIONS:
Class A Shares:
Issued	1,601,677	118,945	12,697	24,776
Reinvested	5,020	11	186	84
Redeemed	(331,062)	(35)	(11,284)	—
Change in Class A Shares	1,275,635	118,921	1,599	24,860

Class I Shares:
Issued	3,918,149	—	54,781,199	34,798,480
Reinvested	54,502	3,150	20,907	5,198
Redeemed	(120,141)	—	(25,200,517)	(1,086,509)
Change in Class I Shares	3,852,510	3,150	29,601,589	33,717,169

Class S Shares:
Issued	—	—	2,429,641	10,000
Reinvested	—	—	10,078	55
Redeemed	—	—	(10,177)	—
Change in Class S Shares	—	—	2,429,542	10,055
____________________

(a)	Commenced operations on March 30, 2012.

44 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	RMB Fixed Income Fund
	For the	For the
	year ended	period ended
	October 31,	October 31,
	2013	2012(b)
Investment Activities:
Operations:
Net investment income (loss)	$422,274	$104,312
Net realized gains (losses) from investments	60,531	9,607
Change in unrealized appreciation/depreciation on investments	303,021	258,600
Change in net assets resulting from operations	785,826	372,519

Dividends:
Net investment income:
Class A Shares	(75,699)	(9,438)
Class I Shares	(359,216)	(87,437)
Class S Shares	(3,758)	(926)
Net realized gains:
Class A Shares	(1)	—
Class I Shares	(6)	—
Class S Shares	—(c )	—
Change in net assets resulting from shareholder dividends	(438,680)	(97,801)
Change in net assets resulting from capital transactions	1,811,342	11,492,649
Change in Net Assets	2,158,488	11,767,367

Net Assets:
Beginning of period	11,767,367	—
End of period	$13,925,855	$11,767,367
Accumulated net investment income (loss)	$70,399	$26,606
____________________
(b)	Commenced operations on June 8, 2012.
(c)	Amount is less than $0.50.

See notes to financial statements.	HSBC FAMILY OF FUNDS 45

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	RMB Fixed Income Fund
	For the	For the
	year ended	period ended
	October 31,	October 31,
	2013	2012(b)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,338,025	$1,496,245
Dividends reinvested	62,209	8,041
Value of shares redeemed	(31,872)	—
Class A Shares capital transactions	1,368,362	1,504,286

Class I Shares:
Proceeds from shares issued	80,000	9,800,000
Dividends reinvested	359,222	87,437
Value of shares redeemed	—	—
Class I Shares capital transactions	439,222	9,887,437

Class S Shares:
Proceeds from shares issued	—	100,000
Dividends reinvested	3,758	926
Value of shares redeemed	—	—
Class S Shares capital transactions	3,758	100,926
Change in net assets resulting from capital transactions	$1,811,342	$11,492,649

SHARE TRANSACTIONS:
Class A Shares:
Issued	128,908	148,592
Reinvested	5,986	792
Redeemed	(3,061)	—
Change in Class A Shares	131,833	149,384

Class I Shares:
Issued	7,625	980,000
Reinvested	34,545	8,619
Redeemed	—	—
Change in Class I Shares	42,170	988,619

Class S Shares:
Issued	—	10,000
Reinvested	362	91
Redeemed	—	—
Change in Class S Shares	362	10,091
____________________
(b) Commenced operations on June 8, 2012.

46 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Financial Highlights Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions		Total Dividends	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(b)	Portfolio Turnover (a)(c)
CLASS A SHARES
Period Ended October 31, 2011(d)	$10.00	0.25	0.25	0.50	(0.27)	—		(0.27)	$10.23	5.02%	$355	1.20%	4.81%	1.38%	10%
Year Ended October 31, 2012	$10.23	0.47	1.21	1.68	(0.49)	—	(e)	(0.49)	$11.42	16.90%	$482	1.20%	4.32%	1.55%	54%
Year Ended October 31, 2013	$11.42	0.43	(0.74)	(0.31)	(0.47)	(0.22)		(0.69)	$10.42	(2.84)%	$1,042	1.20%	3.92%	1.48%	53%
CLASS I SHARES
Period Ended October 31, 2011(d)	$10.00	0.29	0.24	0.53	(0.28)	—		(0.28)	$10.25	5.34%	$34,257	0.85%	5.07%	1.12%	10%
Year Ended October 31, 2012	$10.25	0.51	1.20	1.71	(0.52)	—	(e)	(0.52)	$11.44	17.19%	$39,751	0.85%	4.68%	1.28%	54%
Year Ended October 31, 2013	$11.44	0.45	(0.72)	(0.27)	(0.51)	(0.22)		(0.73)	$10.44	(2.52)%	$41,027	0.85%	4.19%	1.13%	53%
CLASS S SHARES
Period Ended October 31, 2011(d)	$10.00	0.30	0.23	0.53	(0.28)	—		(0.28)	$10.25	5.39%	$105	0.75%	5.14%	1.02%	10%
Year Ended October 31, 2012	$10.25	0.52	1.20	1.72	(0.53)	—	(e)	(0.53)	$11.44	17.30%	$124	0.75%	4.78%	1.18%	54%
Year Ended October 31, 2013	$11.44	0.47	(0.73)	(0.26)	(0.52)	(0.22)		(0.74)	$10.44	(2.42)%	$121	0.75%	4.29%	1.03%	53%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.
(d)	Commenced operations on April 7, 2011.
(e)	Represents less than $0.005 or $(0.005).

See notes to financial statements.	HSBC FAMILY OF FUNDS 47

HSBC EMERGING MARKETS LOCAL DEBT FUND
Financial Highlights Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Return of Capital	Total Dividends	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(b)	Portfolio Turnover (a)(c)
CLASS A SHARES
Period Ended October 31, 2011(d)	$10.00	0.12		(0.46)	(0.34)	(0.09)	—	(0.03)	(0.12)	$9.54	(3.43)%	$1,807	1.20%	2.29%	1.66%	66%
Year Ended October 31, 2012	$9.54	0.21		0.21	0.42	(0.10)	—	—	(0.10)	$9.86	4.47%	$2,053	1.20%	2.13%	1.94%	43%
Year Ended October 31, 2013	$9.86	0.24	(e)	(0.69)	(0.45)	(0.19)	(0.05)	(0.02)	(0.26)	$9.15	(4.60)%	$1,366	1.20%	2.49%	1.69%	86%
CLASS I SHARES
Period Ended October 31, 2011(d)	$10.00	0.13		(0.45)	(0.32)	(0.10)	—	(0.03)	(0.13)	$9.55	(3.21)%	$24,086	0.85%	2.46%	1.32%	66%
Year Ended October 31, 2012	$9.55	0.24		0.21	0.45	(0.13)	—	—	(0.13)	$9.87	4.80%	$30,602	0.85%	2.47%	1.62%	43%
Year Ended October 31, 2013	$9.87	0.28	(e)	(0.70)	(0.42)	(0.22)	(0.05)	(0.02)	(0.29)	$9.16	(4.25)%	$29,493	0.85%	2.87%	1.34%	86%
CLASS S SHARES
Period Ended October 31, 2011(d)	$10.00	0.14		(0.45)	(0.31)	(0.11)	—	(0.03)	(0.14)	$9.55	(3.16)%	$97	0.75%	2.58%	1.22%	66%
Year Ended October 31, 2012	$9.55	0.25		0.21	0.46	(0.14)	—	—	(0.14)	$9.87	4.89%	$102	0.75%	2.59%	1.51%	43%
Year Ended October 31, 2013	$9.87	0.29	(e)	(0.70)	(0.41)	(0.23)	(0.05)	(0.02)	(0.30)	$9.16	(4.16)%	$97	0.75%	2.97%	1.24%	86%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Commenced operations on April 7, 2011.
(e)	Calculated based on average shares outstanding.

48 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FRONTIER MARKETS FUND
Financial Highlights Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends				Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Total Dividends	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(b)	Portfolio Turnover (a)(c)
CLASS A SHARES
Period Ended October 31, 2011(d)	$10.00	—	(e)	(0.34)	(0.34)	—	—	$9.66	(3.40)%	$97	2.30%	(0.26)%	2.57%	6%
Year Ended October 31, 2012	$9.66	0.16	(f)	1.12	1.28	(0.01)	(0.01)	$10.93	13.27%	$1,409	2.20%	1.51%	3.79%	26%
Year Ended October 31, 2013	$10.93	0.08	(f)	2.45	2.53	(0.40)	(0.40)	$13.06	23.85%	$18,342	2.20%	0.60%	2.69%	44%
CLASS I SHARES
Period Ended October 31, 2011(d)	$10.00	—	(e)	(0.33)	(0.33)	—	—	$9.67	(3.30)%	$14,407	1.96%	0.09%	2.23%	6%
Year Ended October 31, 2012	$9.67	0.29	(f)	1.03	1.32	(0.02)	(0.02)	$10.97	13.68%	$16,375	1.85%	2.83%	2.79%	26%
Year Ended October 31, 2013	$10.97	0.15	(f)	2.43	2.58	(0.40)	(0.40)	$13.15	24.25%	$70,273	1.85%	1.20%	2.38%	44%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Commenced operations on September 6, 2011.
(e)	Represents less than $0.005 or $(0.005).
(f)	Calculated based on average shares outstanding.

See notes to financial statements.	HSBC FAMILY OF FUNDS 49

HSBC TOTAL RETURN FUND
Financial Highlights Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investment	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Period Ended October 31, 2012(e)	$10.00	0.03	0.33	0.36	(0.04)	—	(0.04)	$10.32	3.62%	$256	1.60%	0.56%	1.61%	83%
Year Ended October 31, 2013	$10.32	0.10	(0.21)	(0.11)	(0.05)	(0.03)	(0.08)	$10.13	(1.06)%	$268	1.47%	0.94%	1.47%	64%
CLASS I SHARES
Period Ended October 31, 2012(e)	$10.00	0.07	0.31	0.38	(0.05)	—	(0.05)	$10.33	3.82%	$348,443	1.18%	1.08%	1.18%	83%
Year Ended October 31, 2013	$10.33	0.13	(0.20)	(0.07)	(0.08)	(0.03)	(0.11)	$10.15	(0.66)%	$642,545	1.18%	1.33%	1.18%	64%
CLASS S SHARES
Period Ended October 31, 2012(e)	$10.00	0.05	0.34	0.39	(0.06)	—	(0.06)	$10.33	3.87%	$104	1.15%	0.91%	1.48%	83%
Year Ended October 31, 2013	$10.33	0.18	(0.24)	(0.06)	(0.09)	(0.03)	(0.12)	$10.15	(0.57)%	$24,758	1.12%	1.80%	1.12%	64%

(a)	Calculated using average share method.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commenced operations on March 30, 2012.

50 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC RMB FIXED INCOME FUND
Financial Highlights Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions		Total Dividends	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(b)	Portfolio Turnover (a)(c)
CLASS A SHARES
Period Ended October 31, 2012(d)	$10.00	0.10	(e)	0.22	0.32	(0.08)	—		(0.08)	$10.24	3.24%	$1,530	1.45%	2.54%	3.26%	—%
Year Ended October 31, 2013	$10.24	0.31		0.29	0.60	(0.32)	—	(f)	(0.32)	$10.52	5.96%	$2,959	1.45%	2.97%	2.50%	—%
CLASS I SHARES
Period Ended October 31, 2012(d)	$10.00	0.10	(e)	0.24	0.34	(0.09)	—		(0.09)	$10.25	3.40%	$10,134	1.10%	2.43%	2.26%	—%
Year Ended October 31, 2013	$10.25	0.34		0.30	0.64	(0.36)	—	(f)	(0.36)	$10.53	6.31%	$10,856	1.10%	3.30%	2.09%	—%
CLASS S SHARES
Period Ended October 31, 2012(d)	$10.00	0.10	(e)	0.24	0.34	(0.09)	—		(0.09)	$10.25	3.44%	$103	1.00%	2.53%	2.16%	—%
Year Ended October 31, 2013	$10.25	0.35		0.30	0.65	(0.37)	—	(f)	(0.37)	$10.53	6.41%	$110	1.00%	3.40%	1.99%	—%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Commenced operations on June 8, 2012.
(e)	Calculated based on average shares outstanding.
(f)	Represents less than $0.005 or $(0.005).

See notes to financial statements.	HSBC FAMILY OF FUNDS 51

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2013

1. Organization:

     The HSBC Funds (the “Trust’’), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act’’), as an open-end management investment company. As of October 31, 2013, the Trust is comprised of 15 separate operational funds, each a series of the HSBC Family of Funds, which also includes the HSBC Advisor Funds Trust and the HSBC Portfolios (the “Trusts’’). The accompanying financial statements are presented for the following 5 funds (individually a “Fund,’’ collectively the “Funds’’ or the “Emerging Markets Funds’’):

Fund	Short Name
HSBC Emerging Markets Debt Fund	Emerging Markets Debt Fund
HSBC Emerging Markets Local Debt Fund	Emerging Markets Local Debt Fund
HSBC Frontier Markets Fund	Frontier Markets Fund
HSBC Total Return Fund	Total Return Fund
HSBC RMB Fixed Income Fund	RMB Fixed Income Fund

     Each of the Funds is a non-diversified fund. Financial statements for all other funds of the Trusts are published separately.

     The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. The Emerging Markets Debt Fund, the Emerging Markets Local Debt Fund, the Total Return Fund and the RMB Fixed Income Fund (“Debt Funds’’) are authorized to issue three classes of shares: Class A Shares, Class I Shares, and Class S Shares. Class A Shares of the Debt Funds have a maximum sales charge of 4.75% as a percentage of the original purchase price. The Frontier Markets Fund is authorized to issue two classes of shares: Class A Shares and Class I Shares. Class A Shares of the Frontier Markets Fund have a maximum sales charge of 5.00% as a percentage of the original purchase price. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares.

     Under the Trust’s organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

52       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2013 (continued)

Investment Transactions and Related Income:

     Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation:

     The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

     Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Restricted and Illiquid Securities:

     A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act’’) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (the “Board’’). Therefore, not all restricted securities are considered illiquid. At October 31, 2013, all restricted securities held were deemed liquid (except as noted below). The restricted securities held as of October 31, 2013 are identified below:

					%
	Acquisition	Acquisition	Principal	Fair	of Net
	Date	Cost	Amount ($)	Value ($)	Assets
Emerging Markets Debt Fund
Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 9/26/23	9/19/2013	199,774	200,000	207,500	0.5%
Banco Santander SA, 4.13%, 11/9/22	11/6/2012	147,275	150,000	143,437	0.3%
Caixa Economica Federal, 4.50%, 10/3/18	9/26/2013	149,000	150,000	150,750	0.4%
CNOOC Curtis Funding No.1 Pty Ltd., 4.50%, 10/3/23	9/26/2013	200,000	200,000	203,166	0.5%
Comision Federal de Electricidad, 4.88%, 1/15/24	10/17/2013	198,854	200,000	202,750	0.5%
Development Bank of Kazakhstan, 4.13%, 12/10/22	11/26/2012	196,764	200,000	184,500	0.4%
PT Pertamina (Persero) Tbk, 4.30%, 5/20/23	5/13/2013	200,000	200,000	182,500	0.4%
Republic of Indonesia, 3.38%, 4/15/23	4/8/2013	346,336	350,000	315,000	0.7%
Republic of Indonesia, 5.38%, 10/17/23	7/17/2013	515,000	500,000	526,250	1.2%
Republic of Nigeria, 6.38%, 7/12/23	7/2/2013	196,386	200,000	211,500	0.5%
Republic of Paraguay, 4.63%, 1/25/23 *	1/17/2013	200,000	200,000	189,000	0.4%
Republic of Slovenia, 5.85%, 5/10/23	5/2/2013	197,768	200,000	195,000	0.5%
Russia Foreign Bond, 4.88%, 9/16/23	9/9/2013	400,124	400,000	419,600	1.0%
Sinopec Capital (2013) Ltd., 3.13%, 4/24/23	4/19/2013	197,880	200,000	183,441	0.4%
Sinopec Group Overseas Development (2013) Ltd., 4.38%, 10/17/23	10/9/2013	499,464	500,000	501,661	1.2%
Turkiye Is Bankasi AS, 3.88%, 11/7/17	11/1/2012	198,654	200,000	194,760	0.5%
Turkiye Vakiflar Bankasi TAO, 5.00%, 10/31/18	10/24/2013	198,700	200,000	199,010	0.5%

HSBC FAMILY OF FUNDS       53

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2013 (continued)

					%
	Acquisition	Acquisition	Principal	Fair	of Net
	Date	Cost	Amount ($)	Value ($)	Assets
Frontier Markets Fund
KazMunaiGas Exploration Production GDR	9/6/2011	1,723,320	108,164	1,534,847	1.7%

Total Return Fund
Banco del Estado de Chile, 2.00%, 11/9/17	5/7/2013	2,616,744	2,600,000	2,553,509	0.4%
Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 9/26/23	9/19/2013	2,197,514	2,200,000	2,282,500	0.3%
Banco Santander SA, 4.13%, 11/9/22	11/6/2012	1,080,013	1,100,000	1,051,875	0.2%
Caixa Economica Federal, 4.50%, 10/3/18	9/26/2013	2,185,326	2,200,000	2,211,000	0.3%
CNOOC Curtis Funding No.1 Pty Ltd., 4.50%, 10/3/23	9/26/2013	1,425,000	1,425,000	1,447,558	0.2%
CNPC General Capital Ltd., 1.45%, 4/16/16	4/9/2013	799,184	800,000	796,820	0.1%
Comision Federal de Electricidad, 4.88%, 1/15/24	10/17/2013	1,590,832	1,600,000	1,622,000	0.2%
Development Bank of Kazakhstan, 4.13%, 12/10/22	11/29/2012	1,743,000	1,750,000	1,614,375	0.2%
Eskom Holdings SOC Ltd., 6.75%, 8/6/23	7/30/2013	2,428,122	2,450,000	2,529,625	0.4%
Harvest Operations Corp., 2.13%, 5/14/18	5/7/2013	1,096,007	1,100,000	1,074,909	0.2%
PT Pertamina (Persero) Tbk, 4.30%, 5/20/23	5/13/2013	1,300,000	1,300,000	1,186,250	0.2%
Republic of Costa Rica, 4.25%, 1/26/23	11/16/2012	1,199,868	1,200,000	1,140,000	0.2%
Republic of Indonesia, 3.38%, 4/15/23	4/8/2013	1,781,154	1,800,000	1,620,000	0.2%
Republic of Peru, 8.38%, 5/3/16	5/21/2013	5,416,706	4,525,000	5,271,625	0.8%
Republic of Slovenia, 5.85%, 5/10/23	5/2/2013	3,362,056	3,400,000	3,315,000	0.5%
Russia Foreign Bond, 4.88%, 9/16/23	9/9/2013	2,355,888	2,400,000	2,517,600	0.4%
Sibur Securities Ltd., 3.91%, 1/31/18	1/24/2013	3,100,000	3,100,000	3,030,250	0.5%
Sinopec Capital (2013) Ltd., 1.25%, 4/24/16	4/18/2013	3,291,387	3,300,000	3,280,296	0.5%
Sinopec Group Overseas Development (2013) Ltd., 4.38%, 10/17/23	10/9/2013	5,362,848	5,400,000	5,417,933	0.8%
Turkiye Halk Bankasi AS, 3.88%, 2/5/20	1/29/2013	2,472,525	2,500,000	2,270,325	0.3%
Turkiye Is Bankasi AS, 3.88%, 11/7/17	11/1/2012	993,270	1,000,000	973,800	0.1%
Turkiye Is Bankasi AS, 5.50%, 4/21/19	10/10/2013	1,442,272	1,450,000	1,466,313	0.2%
Turkiye Vakiflar Bankasi TAO, 5.00%, 10/31/18	10/24/2013	794,800	800,000	796,040	0.1%
Turkiye Vakiflar Bankasi TAO, 6.00%, 11/1/22	12/3/2012	1,452,724	1,400,000	1,310,750	0.2%
____________________

*       As of October 31, 2013 this restricted security was deemed illiquid by the Investment Adviser.

Participation Notes and Participatory Notes:

     The Frontier Markets Fund may invest in participation notes or participatory notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note was held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of the Fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker- dealers that issue them, which subjects the Fund that holds them to counterparty risk (and this risk may be amplified if the Fund purchases P-notes from only a small number of issuers).

54       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2013 (continued)

Derivative Instruments:

     All open derivative positions at year end are reflected on the Funds’ Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Forward Foreign Currency Exchange Contracts:

     Each Fund may enter into forward foreign currency exchange contracts. The Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of securities denominated in a particular currency or to enhance return. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

     The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty.

     During the year ended October 31, 2013, the Funds entered into forward foreign currency exchange contracts to gain exposure to certain markets and for hedging purposes. The notional amount of forward foreign currency exchange contracts outstanding as of October 31, 2013 and the monthly average notional amount for these contracts during the year ended October 31, 2013 were as follows:

	Outstanding	Monthly Average
	Notional Amount ($)	Notional Amount ($)
Forward Foreign Currency Exchange Contracts:
Emerging Markets Debt Fund	3,666,908	611,998
Emerging Markets Local Debt Fund	57,440,322	43,525,024
Frontier Markets Fund	—	109,700
Total Return Fund	974,398,634	372,870,846

Options Contracts:

     The Funds may purchase or write put and call options on securities, indices, foreign currencies and derivative instruments. When purchasing options, the Funds pay a premium which is recorded as the cost basis in the investment and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When writing options, the Funds receive a premium which is recorded as a liability and which is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine the realized gains or losses.

     The Funds may purchase or write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Funds may enter into interest rate swaption agreements for hedging purposes. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises their option. The interest rate swaption

HSBC FAMILY OF FUNDS       55

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2013 (continued)

agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in interest rates.

     The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to an Emerging Markets Fund at prearranged exposure levels to cover an Emerging Markets Fund’s exposure to the counterparty.

     During the year ended October 31, 2013, the Emerging Markets Local Debt Fund and the Total Return Fund invested in options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Emerging Markets Local Debt Fund also entered into interest rate swaption agreements for hedging purposes.

     The Emerging Markets Local Debt Fund and the Total Return Fund had the following transactions in purchased call and put options during the year ended October 31, 2013:

	Number of
Emerging Markets Local Debt Fund	Contracts	Cost
Options outstanding at October 31, 2012	3,270,000	$35,411
Options expired	(3,270,000)	(35,411)
Options outstanding at October 31, 2013	—	$—

	Number of
Total Return Fund	Contracts	Cost
Options outstanding at October 31, 2012	500,000	$12,985
Options expired	(500,000)	(12,985)
Options outstanding at October 31, 2013	—	$—

The Emerging Markets Local Debt Fund had the following transactions in written call and put options during the period ended October 31, 2013:

	Number of	Premiums
Emerging Markets Local Debt Fund	Contracts	Received
Options outstanding at October 31, 2012	—	$—
Options written	(3,000,000)	(14,160)
Options expired	3,000,000	14,160
Options outstanding at October 31, 2013	—	$—

Futures Contracts:

     The Funds may invest in futures contracts for the purpose of hedging existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest conditions. Upon entering into futures contracts, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made or received each day, depending on the daily fluctuations in the fair value of the underlying security. The Funds recognize an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts,

56       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2013 (continued)

the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. During the year ended October 31, 2013, the Emerging Markets Debt Fund and the Total Return Fund invested in futures contracts to gain exposure to certain markets and for hedging purposes. The gross notional amount of futures contracts outstanding as of October 31, 2013 and the monthly average notional amount for these contracts for the year ended October 31, 2013 were as follows:

	Outstanding	Monthly Average
Futures Contacts:	Notional Amount ($)	Notional Amount ($)
Emerging Markets Debt Fund	2,674,547	673,859
Total Return Fund	45,339,938	35,484,767

Swap Agreements:

     The Funds may enter into swap contracts and other similar instruments in accordance with their investment objectives and policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices.

     The Funds will usually enter into swaps on a net basis, which means that the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying only the net amount of the two returns. Upfront receipts and payments are recorded as deferred income (liability) or deferred expense (asset), as the case may be. These upfront receipts and payments are amortized to income or expense over the life of the swap agreement. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus income on the instruments, less the interest paid by the Fund on the notional amount, is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities or by pledging such securities as collateral.

     Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

     Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index and are subject to credit risk exposure. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2013 for which a Fund is the seller of protection are disclosed in the Schedules of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

     The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at pre-arranged exposure levels to cover a Fund’s exposure to the counterparty.

HSBC FAMILY OF FUNDS       57

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2013 (continued)

     The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

     During the year ended October 31, 2013, the Emerging Markets Local Debt Fund and the Total Return Fund entered into interest rate swap agreements to manage their exposure to interest rates and as a substitute for investing directly in securities. The Emerging Markets Debt Fund and Total Return Fund also entered into credit default swap agreements primarily to manage and/or gain exposure to credit risk. The notional amount of swap agreements outstanding as of October 31, 2013 and the monthly average notional amount for these agreements during the year ended October 31, 2013 were as follows:

	Outstanding	Monthly Average
	Notional Amount ($)	Notional Amount ($)
Interest Rate Swap Agreements:
Emerging Markets Local Debt Fund	18,948,522	11,844,553
Total Return Fund	253,276,193	74,711,419

Credit Default Swap Agreements:
Emerging Markets Debt Fund	2,350,000	1,947,917
Total Return Fund	199,250,000	85,866,667

Summary of Derivative Instruments:

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2013:

	Assets			Liabilities
	Unrealized			Unrealized
	Appreciation	Variation		Depreciation	Variation
	on Forward	Margin on	Unrealized	on Forward	Margin	Unrealized
	Foreign Currency	Futures	Appreciation	Foreign Currency	on Futures	Depreciation
	Exchange	Contracts^	on Swap	Exchange	Contracts^	on Swap
Fund	Contracts ($)	($)	Agreements ($)	Contracts ($)	($)	Agreements ($)
Foreign Exchange Rate Risk Exposure:
Emerging Markets Debt Fund	23,061	—	—	9,034	—	—
Emerging Market Local Debt Fund	650,894	—	—	314,430	—	—
Total Return Fund	11,394,144	—	—	5,284,991	—	—

Credit Contracts Risk Exposure:
Emerging Markets Debt Fund	—	—	36,270	—	—	3,254
Total Return Fund	—	—	486,877	—	—	1,899,917

Interest Rate Risk Exposure:
Emerging Markets Debt Fund	—	91,503	—	—	—	—
Emerging Market Local Debt Fund	—	—	61,749	—	—	213,103
Total Return Fund	—	—	745,046	—	1,499,848	1,463,880
____________________

^	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported on the Statement of Assets and Liabilities.

58       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2013 (continued)

The Effect of Derivative Instruments on the Statements of Operations for the year ended October 31, 2013:

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations				Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gains (Losses) from Forward Foreign Currency Exchange Contracts ($)	Net Realized Gains (Losses) from Futures Transactions ($)	Net Realized Gains (Losses) from Swap Agreements ($)	Net Realized Gains (Losses) from Options Transactions ($)	Change in Unrealized Appreciation/Depreciation on Investments ($)
Foreign Exchange Rate Risk Exposure:
Emerging Markets Debt Fund	39,161	—	—	—	14,181
Emerging Markets Local Debt Fund	(67,998)	—	—	(21,251)	129,468
Frontier Markets Fund	(37,785)	—	—	—	—
Total Return Fund	(3,376,735)	—	—	(12,985)	6,174,638
RMB Fixed Income Fund	863	—	—	—	—

Credit Contracts Risk Exposure:
Emerging Markets Debt Fund	—	—	38,683	—	(36,570)
Total Return Fund	—		532,955	—	(1,437,928)

Interest Rate Risk Exposure:
Emerging Markets Debt Fund	—	(52,363)	—	—	91,503
Emerging Markets Local Debt Fund	—	—	(70,319)	—	(280,760)
Total Return Fund	—	2,792,335	1,462,344	—	(2,053,263)

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

     Dividends to shareholders from net investment income, if any, are declared and distributed monthly in the case of the Funds, and annually in the case of the Frontier Markets Fund. Dividends from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

     The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., certain gain/loss, differing treatment on certain swap agreements, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

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Notes to Financial Statements — as of October 31, 2013 (continued)

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

New Accounting Pronouncements:

     In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the entity’s financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Funds’ financial statements.

3. Investment Valuation Summary:

     The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued at the bid price as of the time net asset value is determined on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds’ Board. In making such valuations, the pricing service utilizes both dealer-supplied valuations and matrix techniques which take into account appropriate factors such as the institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities and are typically categorized as Level 2 in the fair value hierarchy.

     Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

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     Exchange traded, foreign equity securities are valued in the appropriate currency on the last quoted sale price and are typically categorized as Level 1 in the fair value hierarchy. Foreign equity securities that are not exchange traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market and are typically categorized as Level 2 in the fair value hierarchy.

     Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

     Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy.

     Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the 30 to 720 day forward rates and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange, as provided by an approved pricing service, and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps and options, are generally valued by using a valuation provided by an approved independent pricing service and are typically categorized as Level 2 in the fair value hierarchy.

     Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s net asset value (“NAV”) that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

     In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds’ NAV are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When a Fund uses such a valuation model, the value assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges and are typically categorized as Level 2 in the fair value hierarchy. The valuation of these securities may represent a transfer between Levels 1 and 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the Funds to a significant extent.

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Notes to Financial Statements — as of October 31, 2012 (continued)

     The following is a summary of the valuation inputs used as of October 31, 2013 in valuing the Funds’ investments based upon the three levels defined above. The breakdown of country descriptions is disclosed in the Schedule of Portfolio Investments for each Fund:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)		Total ($)
Emerging Markets Debt Fund
Investment Securities:
Corporate Obligation	—	10,850	—		10,850
Yankee Dollars	—	39,954,995	—		39,954,995
U.S. Treasury Obligation	—	224,156	—		224,156
Investment Companies	2,310,542	—	—		2,310,542
Total Investment Securities	2,310,542	40,190,001	—		42,500,543
Other Financial Instruments:(a)
Credit Default Swap Agreements	—	33,016	—		33,016
Forward Foreign Currency Contracts	—	14,027	—		14,027
Futures Contracts	91,503	—	—		91,503
Total Investments	91,503	47,043	—		138,546
Emerging Markets Local Debt
Investment Securities:
Foreign Bonds	—	21,028,499	—		21,028,499
Yankee Dollars	—	1,880,299	—		1,880,299
U.S. Treasury Obligations	—	1,003,217	—		1,003,217
Investment Companies	6,091,520	—	—		6,091,520
Total Investment Securities	6,091,520	23,912,015	—		30,003,535
Other Financial Instruments:(a)
Interest Rate Swap Agreements	—	(151,354)	—		(151,354)
Forward Foreign Currency Contracts	—	336,464	—		336,464
Total Investments	—	185,110	—		185,110
Frontier Markets Fund
Investment Securities:
Common Stocks
Metals & Mining	599,080	18,615	—		617,695
Other Common Stocks	72,905,070	—	—		72,905,070
Convertible Corporate Bonds	—	51,257	—		51,257
Participatory Notes	—	10,662,612	—		10,662,612
Investment Companies	2,324,522	—	—		2,324,522
Preferred Stock	474,623	—	—		474,623
Warrants	—	16,041	—	(b)	16,041
Total Investment Securities	76,303,295	10,748,525	—		87,051,820
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Notes to Financial Statements — as of October 31, 2013 (continued)

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Total Return Fund
Investment Securities:
Foreign Bonds	—	52,582,889	—	52,582,889
Yankee Dollars	—	428,460,425	—	428,460,425
U.S. Treasury Obligations	—	93,231,030	—	93,231,030
Investment Companies	69,101,935	—	—	69,101,935
Total Investment Securities	69,101,935	574,274,344	—	643,376,279
Other Financial Instruments:(a)
Interest Rate Swap Agreements	—	(718,834)	—	(718,834)
Credit Default Swap Agreements	—	(1,413,040)	—	(1,413,040)
Forward Foreign Currency Contracts	—	6,109,153	—	6,109,153
Futures Contracts	(1,499,848)	—	—	(1,499,848)
Total Investments	(1,499,848)	3,977,279	—	2,477,431

RMB Fixed Income Fund
Investment Securities:
Foreign Bonds	—	12,044,381	—	12,044,381
Certificates of Deposit	—	1,472,539	—	1,472,539
Investment Companies	168,744	—	—	168,744
Total Investment Securities	168,744	13,516,920	—	13,685,664
____________________

(a)	Other financial instruments would include any derivative instruments, such as forward foreign currency contracts, futures contracts and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

(b)	Security was received as part of a private placement offering. The underlying stock price is trading significantly below the strike price of the warrants and the warrants are non-transferable. Security valued at $0 in good faith pursuant to procedures approved by the Board of Trustees as of October 31, 2013.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services in this capacity, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class I Shares and Class S Shares of each respective Fund, at annual rate of:

Fund	Fee Rate(%)
Emerging Markets Debt Fund	0.50
Emerging Markets Local Debt Fund	0.50
Frontier Markets Fund	1.25
Total Return Fund	0.85
RMB Fixed Income Fund	0.55

     HSBC Global Asset Management (UK) Limited (“AMEU”) acts as sub-adviser to the Frontier Markets Fund. AMEU receives a fee, accrued daily and paid monthly, based on average daily net assets of the Fund at an annual rate of 0.70% from the fees paid to the Investment Adviser.

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Notes to Financial Statements — as of October 31, 2013 (continued)

     HSBC Global Asset Management (Hong Kong) Limited (“AMHK”) acts as sub-adviser to the RMB Fixed Income Fund. AMHK receives a fee, accrued daily and paid monthly, based on average daily net assets of the Fund at an annual rate of 0.275% from the fees paid to the Investment Adviser.

     HSBC also provides support services to the Funds pursuant to a Support Services Agreement. For its services in this capacity, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares and Class I Shares, at an annual rate of 0.20% and 0.10%, respectively.

Administration:

     HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Combined Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $ 50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts, subject to certain allocations in cases where one fund invests some or all of its assets in another fund. An amount equal to 50% of the administration fee is deemed to be class specific.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02%, which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement’’), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $287,560 for the year ended October 31, 2013, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.’’ Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor’’). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25% of the average daily net assets of Class A Shares (currently not being charged). For the year ended October 31, 2013, Foreside, as Distributor, also received $ 213,520 in commissions from sales of the Trusts for Class A Shares, of which $584 were reallocated to HSBC-affiliated brokers and dealers for Class A Shares.

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to

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Notes to Financial Statements — as of October 31, 2013 (continued)

0.25% of the average daily net assets of Class A Shares. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.50% annually of each Fund’s average daily net assets of Class A Shares.

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services.

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

Fee Reductions:

     The Investment Adviser has agreed to contractually limit, through March 1, 2014, the total annual expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and indirect expenses attributable to the Fund’s investments in investment companies, of the Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Current
		Contractual
Fund	Class	Expense Limitation(%)
Emerging Markets Debt Fund	A	1.20
Emerging Markets Debt Fund	I	0.85
Emerging Markets Debt Fund	S	0.75
Emerging Markets Local Debt Fund	A	1.20
Emerging Markets Local Debt Fund	I	0.85
Emerging Markets Local Debt Fund	S	0.75
Frontier Markets Fund	A	2.20
Frontier Markets Fund	I	1.85
Total Return Fund	A	1.60
Total Return Fund	I	1.25
Total Return Fund	S	1.15
RMB Fixed Income Fund	A	1.45
RMB Fixed Income Fund	I	1.10
RMB Fixed Income Fund	S	1.00

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time

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Notes to Financial Statements — as of October 31, 2013 (continued)

of such waiver or reimbursement. During the year ended October 31, 2013, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2013, the repayments that may potentially be made by the Funds are as follows:

	2016($)	2015($)	2014($)	Total ($)
Emerging Markets Debt Fund	112,179	159,226	31,279	302,684
Emerging Markets Local Debt Fund	159,629	218,089	41,089	418,807
Frontier Markets Fund	201,653	145,285	5,922	352,860
Total Return Fund	—	207	N/A	207
RMB Fixed Income Fund	130,790	51,659	N/A	182,449

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi are reported separately on the Statements of Operations, as applicable.

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2013 were as follows:

	Purchases($)	Sales($)
Emerging Markets Debt Fund	19,652,112	13,496,789
Emerging Markets Local Debt Fund	25,944,392	18,421,435
Frontier Markets Fund	78,727,023	16,625,243
Total Return Fund	503,641,700	178,664,318
RMB Fixed Income Fund	4,040,286	—

     For the period ended October 31, 2013, purchases and sales on long-term U.S. government securities were as follows:

	Purchases($)	Sales($)
Emerging Markets Debt Fund	4,614,547	6,993,807
Emerging Markets Local Debt Fund	1,722,047	1,433,697
Total Return Fund	112,849,675	23,109,929

6. Investment Risks:

     Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities. Foreign securities, including those of emerging and frontier market issuers, are subject to additional risks, including international trade, political and regulatory risks.

     Emerging Markets Risk: The prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have in an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of more developed foreign countries.

     Frontier Market Countries Risk: Frontier market countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification

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Notes to Financial Statements — as of October 31, 2013 (continued)

of risks are the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

     Concentration of Credit Risk: The RMB Fixed Income Fund is likely to be more volatile than the performance of other mutual funds due to its focused investment in instruments having exposure to China. Because the Fund concentrates its investments in China, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within China and to be more volatile than the performance of more geographically diversified funds.

     Derivatives Risk: The term “derivatives” covers a broad range of investments, including futures and currency forwards. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by a Fund. The success of a Fund’s derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, index or rate. Certain derivative positions may be difficult to close out when a Fund’s portfolio manager may believe it would be appropriate to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

     Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements may also subject a Fund to the risk that the counterparty to the transaction may not meet its obligations, causing the Fund’s value to decrease. Swap agreements may also be considered illiquid.

7. Federal Income Tax Information:

     At October 31, 2013, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Emerging Markets Debt Fund	42,144,821	965,867	(610,145)	355,722
Emerging Markets Local Debt Fund	32,010,961	175,034	(2,182,460)	(2,007,426)
Frontier Markets Fund	83,433,339	5,979,059	(2,360,578)	3,618,481
Total Return Fund	654,700,573	2,566,132	(13,890,426)	(11,324,294)
RMB Fixed Income Fund	13,124,458	566,388	(5,182)	561,206
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

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Notes to Financial Statements — as of October 31, 2013 (continued)

     The tax character of dividends paid by the Funds as of the tax year ended October 31, 2013 was as follows:

	Dividends paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Emerging Markets Debt Fund	2,039,967	608,594	2,648,561	—	2,648,561
Emerging Markets Local Debt Fund	802,596	22,983	825,579	62,106	887,685
Frontier Markets Fund	649,627	—	649,627	—	649,627
Total Return Fund	4,959,505	—	4,959,505	—	4,959,505
RMB Fixed Income Fund	430,780	—	430,780	—	430,780

     The tax character of dividends paid by the Funds as of the tax year ended October 31, 2012 was as follows:

	Dividends paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Emerging Markets Debt Fund	1,823,427	—	1,823,427	—	1,823,427
Emerging Markets Local Debt Fund	379,720	—	379,720	—	379,720
Frontier Markets Fund	29,081	—	29,081	—	29,081
Total Return Fund	783,622	—	783,622	—	783,622
RMB Fixed Income Fund	62,740	—	62,740	—	62,740
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

     As of the tax year ended October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

								Total
	Undistributed	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Tax Exempt	Long Term	Accumulated	Dividends	Capital and	Appreciation/	Earnings/
	Income ($)	Income ($)	Capital Gains ($)	Earnings ($)	Payable ($)*	Other Losses ($)	(Depreciation)($)	(Deficit) ($)
Emerging Markets
Debt Fund	256,931	—	650,922	907,853	(164,994)	—	377,356	1,120,215
Emerging Markets
Local Debt Fund	—	—	—	—	(127,602)	—	(2,037,448)	(2,165,050)
Frontier Markets
Fund	724,950	—	2,429,295	3,154,245	—	—	3,620,111	6,774,356
Total Return Fund	10,403,605	—	127,940	10,531,545	(647,053)	—	(13,656,248)	(3,771,756)
RMB Fixed
Income Fund	113,692	—	—	113,692	(42,961)	—	561,621	632,352
____________________

*	Dividends payable may differ from the amount reported in the Statements of Assets and Liabilities because dividends payable on a tax basis include those dividends that will be reinvested.

     During the latest tax year ended October 31, 2013, the following Fund utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount ($)
Frontier Markets Fund	553,182

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Notes to Financial Statements — as of October 31, 2013 (continued)

8. Ownership and Principal Holders

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2 (a)(9) of the Act. As of October 31, 2013, the Emerging Markets Local Debt Fund and RMB Fixed Income Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), each of which is affiliated with the Investment Adviser, and representing ownership in excess of 75% of each Fund, respectively.

9. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

HSBC FAMILY OF FUNDS       69

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
HSBC Funds:

We have audited the accompanying statements of assets and liabilities of HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund, HSBC Frontier Markets Fund, HSBC Total Return Fund and HSBC RMB Fixed Income Fund (the Funds), including the schedules of portfolio investments, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 27, 2013

70       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Other Federal Income Tax Information — as of October 31, 2013 (Unaudited)

     During the year ended October 31, 2013, the following Funds declared capital gain distributions:

	Short Term	Long Term
	Capital Gain	Capital Gain
	Distributions ($)	Distributions ($)
Emerging Markets Debt Fund	176,091	608,594
Emerging Markets Local Debt Fund	413,214	22,983
Total Return Fund	995,672	—
RMB Fixed Income Fund	7	—

     For the year ended October 31, 2013, dividends paid by the following Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV:

Qualified
Dividend
Income (%)
Frontier Markets Fund	29.59

     The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on October 31, 2013 are as follows:

	Foreign Source Income	Foreign Tax Expense
	Per Share ($)	Per Share ($)
Emerging Markets Local Debt Fund	0.40	0.01
Frontier Markets Fund	0.17	0.01

     The pass-through of this foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2013. These shareholders will receive more detailed information along with their 2013 Form 1099-DIV.

HSBC FAMILY OF FUNDS       71

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses — as of October 31, 2013 (Unaudited)

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning			Annualized
		Account	Ending	Expenses Paid	Expense Ratio
		Value	Account Value	During Period*	During Period
		5/1/13	10/31/13	5/1/13 - 10/31/13	5/1/13 - 10/31/13
Emerging Markets Debt Fund	Class A	$1,000.00	$944.70	$5.88	1.20%
	Class I	1,000.00	945.40	4.17	0.85%
	Class S	1,000.00	945.90	3.68	0.75%
Emerging Markets Local Debt Fund	Class A	1,000.00	912.40	5.78	1.20%
	Class I	1,000.00	914.20	4.10	0.85%
	Class S	1,000.00	914.60	3.62	0.75%
Frontier Markets Fund	Class A	1,000.00	1,047.30	11.35	2.20%
	Class I	1,000.00	1,049.50	9.56	1.85%
Total Return Fund	Class A	1,000.00	990.20	7.93	1.58%
	Class I	1,000.00	992.90	6.18	1.23%
	Class S	1,000.00	993.40	5.68	1.13%
RMB Fixed Income Fund	Class A	1,000.00	1,019.30	7.38	1.45%
	Class I	1,000.00	1,021.00	5.60	1.10%
	Class S	1,000.00	1,021.50	5.10	1.00%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

72       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses — as of October 31, 2013 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/13	10/31/13	5/1/13 - 10/31/13	5/1/13 - 10/31/13
Emerging Markets Debt Fund	Class A	$1,000.00	$1,019.16	$6.11	1.20%
	Class I	1,000.00	1,020.92	4.33	0.85%
	Class S	1,000.00	1,021.42	3.82	0.75%
Emerging Markets Local Debt Fund	Class A	1,000.00	1,019.16	6.11	1.20%
	Class I	1,000.00	1,020.92	4.33	0.85%
	Class S	1,000.00	1,021.42	3.82	0.75%
Frontier Markets Fund	Class A	1,000.00	1,014.12	11.17	2.20%
	Class I	1,000.00	1,015.88	9.40	1.85%
Total Return Fund	Class A	1,000.00	1,017.24	8.03	1.58%
	Class I	1,000.00	1,019.00	6.26	1.23%
	Class S	1,000.00	1,019.51	5.75	1.13%
RMB Fixed Income Fund	Class A	1,000.00	1,017.90	7.37	1.45%
	Class I	1,000.00	1,019.66	5.60	1.10%
	Class S	1,000.00	1,020.16	5.09	1.00%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS       73

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

     The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Family of Funds. The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in
	Position(s)	Term of Office		Fund Complex	Other
Name,	Held with	and Length of	Principal Occupation(s)	Overseen By	Directorships
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	Held by Trustee
NON-INTERESTED
TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 58	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	21	None

SUSAN C. GAUSE P.O. Box 182845 Columbus, OH 43218-3035 Age: 60	Trustee	Indefinite; 2013 to present	Since 2003, Private Investor; Independent Trustee of Met Investors Series Trust (2008-2012); Chief Executive Officer, Dresdner RCM Global Investors and Allianz Dresdner Asset Management (2000-2002); Board Member of Dresdner Global Asset Management Board (2000-2002); Chief Operating Officer and Senior Managing Director of Dresdner RCM Global Investors (1998-2000)	21	Since 2012, Trustee, Metropolitan Series Fund

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 59	Trustee	Indefinite; 2008 to present	Private Investor (2000- present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	21	None

ALAN S. PARSOW P.O. Box 182845 Columbus, OH 43218-3035 Age: 63	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	21	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 67	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003-2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation	21	Overseas Shipholding Group (energy transportation); Ellington Financial LLC (NYSE listed financial services); Ellington Residential Mortgage REIT (NYSE listed real estate investment trust)

MICHAEL SEELY P.O. Box 182845 Columbus, OH 43218-3035 Age: 68	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003-present); General Partner, Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981-2003)	21	None

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 50	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011-present); President and CEO, Fisher Francis Trees & Watts (“FFTW”) (investment advisor), February 2008-June 2011; Head of Client Service, Business Development and Marketing Group, FFTW (October 1999-February 2008)	21	None
____________________

*	Includes the Trust, the HSBC Advisor Fund Trust and the HSBC Portfolios.

74       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 55	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 - present)

STEPHEN SIVILLO 452 Fifth Avenue New York, NY 10018 Age: 42	Vice President	One year; 2010 to present

Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2010 - present); Chief Compliance Officer, Managers Funds (2009 – 2010); Director, Mutual Fund Compliance, AllianceBernstein (2007-2009)

TY EDWARDS* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 47	Treasurer	One year; 2010 to present	Senior Vice President, Citi Fund Services (2010– present); Director, Product Management, Columbia Management (2007-2009); Deputy Treasurer, Columbia Funds, (2006-2007)

JENNIFER A. ENGLISH* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 41	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 - present)

FREDERICK J. SCHMIDT* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 54	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 - present)
____________________

*	Mr. Edwards, Mr. Schmidt, and Ms. English also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

HSBC FAMILY OF FUNDS       75

Other Information (Unaudited):

     A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities of each Fund, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.emfunds.us.hsbc.com or at www.investorfunds.us.hsbc.com; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.emfunds.us.hsbc.com or at www.investorfunds.us.hsbc.com.

     An investment in a Fund is not a deposit of HSBC Bank USA, N.A., and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

76       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients:
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders:

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, Ohio 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

HSB-AR-EM-1213	12/13

HSBC Global Asset Management (USA) Inc.

HSBC World Selection™ Funds
Annual Report
October 31, 2013

WORLD SELECTION FUNDS	Class A	Class B	Class C
Aggressive Strategy Fund	HAAGX	HBAGX	HCAGX
Balanced Strategy Fund	HAGRX	HSBGX	HCGRX
Moderate Strategy Fund	HSAMX	HSBMX	HSCMX
Conservative Strategy Fund	HACGX	HBCGX	HCCGX
Income Strategy Fund	HINAX	HINBX	HINCX

HSBC World Selection Funds
Annual Report - October 31, 2013

Glossary of Terms
President’s Message	4
Commentary From the Investment Manager	5
Portfolio Reviews	6
Portfolio Composition	16

Schedules of Portfolio Investments
Aggressive Strategy Fund	18
Balanced Strategy Fund	19
Moderate Strategy Fund	20
Conservative Strategy Fund	21
Income Strategy Fund	22
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	31
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	46
Other Federal Income Tax Information	47
Table of Shareholder Expenses	48

HSBC Portfolios
Schedules of Portfolio Investments
HSBC Growth Portfolio	50
HSBC Opportunity Portfolio	52
Statements of Assets and Liabilities	54
Statements of Operations	55
Statements of Changes in Net Assets	56
Financial Highlights	57
Notes to Financial Statements	58
Report of Independent Registered Public Accounting Firm	63
Table of Shareholder Expenses	64
Board of Trustees and Officers	65
Other Information	67

The World Selection Funds (the “Funds”) are “fund of funds” which aim to provide superior risk adjusted returns relative to a single asset class investment over the long term by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Funds may also purchase or hold exchange traded notes (“ETNs”). The Funds’ broadly diversified investment approach across various asset classes and investment styles aims to contribute to achieving their objectives. Each World Selection Fund has a strategic asset allocation which represents a carefully constructed blend of asset classes, regions and currencies to meet longer term investment goals.

Glossary of Terms

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index that tracks the performance of USD-denominated, below investment grade corporate debt publicly issued in the U.S. domestic market.

Citigroup U.S. Domestic 3-Month Treasury Bill Index is an unmanaged market value-weighted index of public obligations of the U.S. Treasury with maturities of three months.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged equity index which captures large and mid cap representation across Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the US and Canada). With 910 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Morgan Stanley Capital International Emerging Market (“MSCI EM”) Index is an unmanaged index that captures large and mid cap representation across 21 Emerging Markets (EM) countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. With 818 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

President’s Message

Dear Shareholder,

We are pleased to send to you the HSBC Funds annual report, covering the fiscal year ended October 31, 2013. This report contains detailed information about your Funds’ portfolio of investments and operating results. We encourage you to review it carefully.

This report includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. The portfolio manager commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

In closing, we would like to thank you for investing in the HSBC Funds. We continue to focus the HSBC Fund Family on investment solutions to assist our shareholders in reaching their financial goals. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

4       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

Economic growth picked up pace in developing economies throughout the world during the 12-month period between November 1, 2012 and October 31, 2013. Many major economies, including the United States, reported improved economic data during the period, indicating new momentum for a modest but sustained recovery. The U.S. equity markets made strong gains during the period, boosted by improvements in the labor and housing markets and healthy corporate profits. Markets continued to benefit from the Federal Reserve Board’s (the “Fed”) decision to maintain the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% and 0.25%. Economic headwinds remained, however, including relatively high unemployment in some areas, low consumer spending and reduced government spending caused by sequestration.

Investor confidence declined mid-year due in part to expectations that the Fed would begin tapering its bond purchasing program. Concerns about the impact of tapering diminished, however, when the Fed announced in September that it would delay winding down its stimulus efforts until the unemployment rate fell significantly lower. The first shutdown of the U.S. government in 17 years occurred in October. This political crisis, along with the related standoff over raising the country’s borrowing limit, was another factor weighing on investor sentiment. The uncertainty surrounding the crisis dragged on equities, although markets regained momentum once a political deal was struck that reopened the government and raised the debt ceiling. Broad U.S. stock market indices ended the period significantly above where they were positioned 12 months earlier.

Improving political circumstances in the eurozone and positive economic data helped boost stocks in developed economies across the world. The economies of both Japan and Europe transitioned out of recession. Progress was made toward alleviating the sovereign debt crisis in Europe. The European Central Bank’s aggressive efforts, including its government bond-buying program known as Outright Monetary Transactions, reassured investors. Still, many developments in Europe revealed ongoing economic weaknesses, including a controversial bailout in Cyprus, political uncertainty in Italy and high unemployment throughout the eurozone.

Economic growth in many emerging markets slowed during the period, as concerns grew about rising inflation and potential decreases in global liquidity. In addition, signs of softening in China’s economy led to a fall in commodity prices, which dragged on stocks throughout emerging markets. Central banks in both India and Brazil fought rising inflation by raising interest rates.

The recovery of the U.S. housing market remained robust. New home sales and housing starts increased, though the pace of growth slowed late in the period. Although the unemployment rate gradually edged downward, it remained well above pre-recession levels. Moreover, the number of long-term unemployed individuals, including those who dropped out of the labor market entirely, remained high. Real income grew at a modest pace, but consumer spending remained weak, consumer confidence dropped sharply and personal savings rates slowed. Economic activity in the manufacturing sector expanded during the period, though the rate of growth slowed.

U.S. Gross Domestic Product1 growth increased each quarter during the period, expanding at a rate of 0.1% during the fourth quarter of 2012 and quickening to a rate of 2.8% in the third quarter of 2013, according to preliminary estimates.

Market Review

The period began with U.S. markets retreating slightly due to the political face-off over the “fiscal cliff” and concerns about ongoing turmoil related to eurozone sovereign debt.

Equities then regained momentum in the first quarter of 2013 and began a steady rally that persisted through the duration of the period with only a few brief interruptions. The strong performance of equities was undeterred by uncertainty about government policy and concerns that the onset of automatic budget cuts—known as sequestration—would undermine economic growth. A political compromise that avoided the direst consequences of the fiscal cliff, along with improvement in the housing market, helped buoy investor confidence and fuel gains in the equity markets.

During the middle of the period equity prices fell as investors anticipated an imminent decrease in central bank liquidity. Stocks rebounded after the Fed delayed tapering its bond-purchasing program, with the S&P 500 Index1 hitting a then-record high following the announcement. Equities ended the period in a rally that was spurred by the political deal that partially resolved the government shutdown and a second standoff over the debt ceiling.

Small- and mid-cap stocks outperformed large-cap stocks during the period, and emerging markets generally underperformed developed economies. The Russell 2000® Index1 of small-company stocks returned 36.28% and the MSCI Emerging Market Index1 of emerging market stocks returned 6.90%.

Stocks in developed economies rose. Japanese equities performed well due to optimism regarding its central bank’s ambitious monetary easing schedule, which aimed to double the size of the monetary base over the next two years. International stocks made strong gains, slightly outperforming U.S. markets. The S&P 500 Index of large-company U.S. stocks returned 27.18% for the 12 months through October 2013. That compared to a 27.40% return for the MSCI EAFE Index1 of international stocks in developed markets.

Rising interest rates, widening credit spreads and uncertainty about government policy resulted in weak performance in the U.S. fixed-income market during the period. Yields on U.S. Treasury bonds increased during the period, sending prices lower. Investment-grade corporate bonds also declined. Investors sought the more attractive yields offered by high-yield corporate bonds and high-yield municipal bonds, which were among the best-performing fixed-income sectors during the period. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned -1.08% for the 12 months through October, while the Barclays U.S. Corporate High-Yield Bond Index1 returned 8.87%. Fixed-income markets in Europe generated modest returns, while fixed-income in emerging markets ended the period significantly lower, despite a modest rebound in the final months of the period.

1     For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       5

Portfolio Reviews (Unaudited)
Aggressive Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Aggressive Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets. For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 22.38% (without sales charge) for the Class A Shares for the year ended October 31, 2013. That compared to a 27.18% total return for the Fund’s primary benchmark, the S&P 500 Index1.

The Fund measures performance against several additional reference indices for the year ended October 31, 2013: the MSCI EAFE Index1 (27.40% total return), Barclays U.S. Aggregate Bond Index1 (-1.08% total return), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (8.83% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.06% total return).

Portfolio Performance

Economic activity across the developed world gained momentum during the 12 months through October 31, 2013. Accommodative monetary policies in the U.S., Europe, and Japan helped fuel modest economic growth, and investors’ appetites for riskier asset classes such as equities grew during the period.

However, global financial markets closely watched U.S. policy developments during the period. In particular, the U.S. Federal Reserve (the Fed) signaled midway through the period that it might begin tapering its ongoing stimulus efforts. That led to considerable volatility in the global financial markets. However, market sentiment surged later in the period when the Fed announced it would keep its stimulus efforts intact.

In Europe, considerable progress was made in bringing the eurozone debt crisis under control. In the second quarter of 2013, the eurozone economy grew by an estimated 0.3%, ending a period of six consecutive quarters of recession.

Emerging markets lagged their developed market peers during the period. Such markets were very sensitive to Fed policy and the prospect of declining global liquidity if accommodative monetary policies were tightened.

The Fund did benefit from its overweight position in U.S. and international equities. However, as the Fund is a multi-asset portfolio and includes many asset classes to achieve its risk/return profile, the Fund did not capture the full benefit of the strong performance of U.S. and international equities. At the same time, the Fund performed better than its reference fixed-income indices, including the Barclays U.S. Aggregate Bond Index, which performed poorly during the 12-month period.

In this environment, the Fund was positioned with a modest overweight in developed market equities. We believed developed market equities offered appealing valuations, particularly compared to developed market government bonds, which were trading at historically low yields. The Fund’s allocation to domestic equities was the primary driver of returns during the period. In addition, the Fund benefited from its neutral weighting to emerging markets equities, as such stocks considerably underperformed their developed market peers during the period.

The Fund began the period with an underweight position in U.S. aggregate bonds, and its exposure to these bonds was reduced several times during the period as Treasury yields remained at historical lows. That strategy added value to the Fund’s overall performance during the period. Additionally, the Fund benefited from its overweight position in U.S. high-yield credit, as investors searching for yield sparked demand for such securities.

The portfolio’s exposure to alternative investments was little changed during the period. The Fund benefited from an underweight position in commodities, which performed very poorly. An overweight position in property benefited the Fund, as did the portfolio’s private equity allocation, which performed very well during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Aggressive Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual				Expense
Fund Performance		Total Return (%)				Ratio (%)[4]
	Inception	1	5	Since
As of October 31, 2013	Date	Year	Year	Inception		Gross	Net
Aggressive Strategy Fund Class A1	2/14/05	16.28	11.84	5.67		2.26	2.10
Aggressive Strategy Fund Class B2	2/9/05	17.44	12.14	5.77		3.01	2.85
Aggressive Strategy Fund Class C3	6/9/05	20.45 [7]	12.16	6.06		3.01	2.85
S&P 500 Index[5]	—	27.18	15.17	6.76	[6]	N/A	N/A
MSCI EAFE Index[5]	—	27.40	12.52	6.12	[6]	N/A	N/A
Barclays U.S. Aggregate Bond Index[5]	—	-1.08	6.09	4.67	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	8.83	18.03	8.22	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.06	0.12	1.66	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2014.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2013. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Growth Portfolio and the HSBC Opportunity Portfolio) to an annual rate of 1.50%, 2.25%, and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2014. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2013 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period February 9, 2005 to October 31, 2013.
7	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       7

Portfolio Reviews (Unaudited)
Balanced Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Balanced Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets. For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 15.76% (without sales charge) for the Class A Shares for the year ended October 31, 2013. That compared to a 27.18% total return for the Fund’s primary benchmark, the S&P 500 Index1.

The Fund measures performance against several additional reference indices for the year ended October 31, 2013: the MSCI EAFE Index1 (27.40% total return), Barclays U.S. Aggregate Bond Index1 (-1.08% total return), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (8.83% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.06% total return).

Portfolio Performance

Economic activity across the developed world gained momentum during the 12 months through October 31, 2013. Accommodative monetary policies in the U.S., Europe, and Japan helped fuel modest economic growth, and investors’ appetites for riskier asset classes such as equities grew during the period.

However, global financial markets closely watched U.S. policy developments during the period. In particular, the U.S. Federal Reserve (the Fed) signaled midway through the period that it might begin tapering its ongoing stimulus efforts. That led to considerable volatility in the global financial markets. However, market sentiment surged later in the period when the Fed announced it would keep its stimulus efforts intact.

In Europe, considerable progress was made in bringing the eurozone debt crisis under control. In the second quarter of 2013, the eurozone economy grew by an estimated 0.3%, ending a period of six consecutive quarters of recession.

Emerging markets lagged their developed market peers during the period. Such markets were very sensitive to Fed policy and the prospect of declining global liquidity if accommodative monetary policies were tightened.

The Fund did benefit from its overweight position in U.S. and international equities. However, as the Fund is a multi-asset portfolio and includes many asset classes to achieve its risk/return profile, the Fund did not capture the full benefit of the strong performance of U.S. and international equities. At the same time, the Fund performed better than its reference fixed-income indices, including the Barclays U.S. Aggregate Bond Index, which performed poorly during the 12-month period.

In this environment, the Fund was positioned with a modest overweight in developed market equities. We believed developed market equities offered appealing valuations, particularly compared to developed market government bonds, which were trading at historically low yields. The Fund’s allocation to domestic equities was the primary driver of returns during the period. Additionally, the Fund benefited from its neutral weighting to emerging markets equities, as such stocks considerably underperformed their developed market peers during the period.

The Fund began the period with an underweight position in U.S. aggregate bonds, and its exposure to these bonds was reduced several times during the period as Treasury yields remained at historical lows. That strategy added value to the Fund’s overall performance during the period. The Fund also benefited from its overweight positions in U.S. investment grade and high-yield credit, and its exposure to both hard and local currency emerging markets debt.

The portfolio’s exposure to alternative investments was little changed during the period. The Fund benefited from an underweight position in commodities, which performed very poorly. An overweight position in property benefited the Fund, as did the portfolio’s private equity allocation, which performed very well during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Balanced Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual				Expense
Fund Performance		Total Return (%)				Ratio (%)[4]
	Inception	1	5	Since
As of October 31, 2013	Date	Year	Year	Inception		Gross	Net
Balanced Strategy Fund Class A1	2/8/05	9.94	11.24	5.68		1.77	1.77
Balanced Strategy Fund Class B2	2/1/05	10.89	11.52	5.87		2.52	2.52
Balanced Strategy Fund Class C3	4/27/05	13.87	11.52	6.17		2.52	2.52
S&P 500 Index[5]	—	27.18	15.17	6.78	[6]	N/A	N/A
MSCI EAFE Index[5]	—	27.40	12.52	6.10	[6]	N/A	N/A
Barclays U.S. Aggregate Bond Index[5]	—	-1.08	6.09	4.75	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	8.83	18.03	8.31	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.06	0.12	1.65	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2013. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2013 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period February 1, 2005 to October 31, 2013.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       9

Portfolio Reviews (Unaudited)
Moderate Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Moderate Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets. For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 10.80% (without sales charge) for the Class A Shares for the year ended October 31, 2013. That compared to a -1.08% total return for the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index1.

The Fund measures performance against several additional reference indices for the year ended October 31, 2013: the S&P 500 Index1 (27.18% total return), MSCI EAFE Index1 (27.40% total return), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (8.83% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.06% total return).

Portfolio Performance

Economic activity across the developed world gained momentum during the 12 months through October 31, 2013. Accommodative monetary policies in the U.S., Europe and Japan helped fuel modest economic growth, and investors’ appetites for riskier asset classes such as equities grew during the period.

However, global financial markets closely watched U.S. policy developments during the period. In particular, the U.S. Federal Reserve (the “Fed”) signaled midway through the period that it may begin tapering its ongoing stimulus efforts, including its large-scale purchases of assets such as Treasury bonds. That led to considerable volatility in the global financial markets. However, market sentiment surged later in the period when the Fed announced it would keep its stimulus efforts intact.

In Europe, considerable progress was made in bringing the eurozone debt crisis under control. In the second quarter of 2013, the eurozone economy grew by an estimated 0.3%, ending a period of six consecutive quarters of recession. Additionally, Japanese equities performed extremely well during the period thanks in large part to government stimulus efforts in that country.

Emerging markets lagged their developed market peers during the period. Such markets were very sensitive to Fed policy and the prospect of declining global liquidity if accommodative monetary policies were tightened. What’s more, a number of prominent emerging economies also had to contend with growth and inflation concerns. For instance, economic activity in China—the world’s largest emerging economy—showed signs of softening before posting strong growth late in the period.

In this environment, the Fund was positioned with a modest overweight in developed market equities. We believed developed market equities offered appealing valuations, particularly compared to developed market government bonds, which were trading at historically low yields. The Fund’s allocation to domestic equities was the primary driver of returns during the period. The Fund also benefited from its neutral weighting to emerging markets equities, as such stocks considerably underperformed their developed market peers during the period.†

The Fund began the period with an underweight position in U.S. aggregate bonds, and its exposure to these bonds was reduced several times during the period as Treasury yields remained at historical lows. That strategy added value to the Fund’s overall performance. The Fund benefited from its overweight positions in U.S. investment grade and high-yield credit, and its exposure to both hard and local currency emerging markets debt.†

There was very little change to the portfolio’s exposure to alternative investments during the period. The Fund benefited from an underweight position in commodities, which performed very poorly. An overweight position in property benefited the Fund, as did the portfolio’s private equity allocation, which performed very well during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Moderate Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual				Expense
Fund Performance		Total Return (%)				Ratio (%)[4]
	Inception	1	5	Since
As of October 31, 2013	Date	Year	Year	Inception		Gross	Net
Moderate Strategy Fund Class A1	2/3/05	5.22	9.77	4.98		1.79	1.79
Moderate Strategy Fund Class B2	2/1/05	6.04	10.09	5.12		2.54	2.54
Moderate Strategy Fund Class C3	6/9/05	8.96	10.09	5.13		2.54	2.54
Barclays U.S. Aggregate Bond Index[5]	—	-1.08	6.09	4.75	[6]	N/A	N/A
S&P 500 Index[5]	—	27.18	15.17	6.78	[6]	N/A	N/A
MSCI EAFE Index[5]	—	27.40	12.52	6.10	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	8.83	18.03	8.31	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.06	0.12	1.65	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2013. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2013 expense ratios can be found in the financial highlights.
5	For additional information, please refer to Glossary of Terms.
6	Return for the period February 1, 2005 to October 31, 2013.

The Fund’s performance is primarily measured against the Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       11

Portfolio Reviews (Unaudited)
Conservative Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Conservative Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets. For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 6.28% (without sales charge) for the Class A Shares for the year ended October 31, 2013. That compared to a -1.08% total return for the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index1.

The Fund measures performance against several additional reference indices for the year ended October 31, 2013: the S&P 500 Index1 (27.18% total return), MSCI EAFE Index1 (27.40% total return), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (8.83% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.06% total return).

Portfolio Performance

Economic activity across the developed world gained momentum during the 12 months through October 31, 2013. Accommodative monetary policies in the U.S., Europe and Japan helped fuel modest economic growth, and investors’ appetites for riskier asset classes such as equities grew during the period.

However, global financial markets closely watched U.S. policy developments during the period. In particular, the U.S. Federal Reserve (the “Fed”) signaled midway through the period that it may begin tapering its ongoing stimulus efforts, including its large-scale purchases of assets such as Treasury bonds. That led to considerable volatility in the global financial markets. However, market sentiment surged later in the period when the Fed announced it would keep its stimulus efforts intact.

In Europe, considerable progress was made in bringing the eurozone debt crisis under control. In the second quarter of 2013, the eurozone economy grew by an estimated 0.3%, ending a period of six consecutive quarters of recession. Additionally, Japanese equities performed extremely well during the period thanks in large part to government stimulus efforts in that country.

Emerging markets lagged their developed market peers during the period. Such markets were very sensitive to Fed policy and the prospect of declining global liquidity if accommodative monetary policies were tightened. What’s more, a number of prominent emerging economies also had to contend with growth and inflation concerns. For instance, economic activity in China—the world’s largest emerging economy—showed signs of softening before posting strong growth late in the period.

In this environment, the Fund was positioned with a modest overweight in developed market equities. We believed developed market equities offered appealing valuations, particularly compared to developed market government bonds, which were trading at historically low yields. The Fund’s allocation to domestic equities was the primary driver of returns during the period. The Fund benefited from its neutral weighting to emerging markets equities, as such stocks considerably underperformed their developed market peers during the period.†

The Fund began the period with an underweight position in U.S. aggregate bonds, and its exposure to these bonds was reduced several times during the period as Treasury yields remained at historical lows. That strategy added value to the Fund’s overall performance. The Fund benefited from its overweight positions in U.S. investment-grade and high-yield credit, and its exposure to both hard and local currency emerging markets debt.†

There was very little change to the portfolio’s exposure to alternative investments during the period. The Fund benefited from an underweight position in commodities, which performed very poorly. An overweight position in property benefited the Fund, as did the portfolio’s private equity allocation, which performed very well during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Conservative Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual				Expense
Fund Performance		Total Return (%)				Ratio (%)[4]
	Inception	1	5	Since
As of October 31, 2013	Date	Year	Year	Inception		Gross	Net
Conservative Strategy Fund Class A1	2/23/05	1.00	7.87	4.22		1.97	1.97
Conservative Strategy Fund Class B2	2/17/05	1.50	8.17	4.25		2.72	2.72
Conservative Strategy Fund Class C3	4/19/05	4.53	8.18	4.73		2.72	2.72
Barclays U.S. Aggregate Bond Index[5]	—	-1.08	6.09	4.76	[6]	N/A	N/A
S&P 500 Index[5]	—	27.18	15.17	6.68	[6]	N/A	N/A
MSCI EAFE Index[5]	—	27.40	12.52	5.83	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	8.83	18.03	8.22	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.06	0.12	1.66	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by aeries of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2013. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2013 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period February 17, 2005 to October 31, 2013.

The Fund’s performance is primarily measured against the Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       13

Portfolio Reviews (Unaudited)
Income Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Income Strategy Fund (the “Fund”) is a “fund of funds” which primarily seeks current income and secondarily seeks to provide long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 2.57% (without sales charge) for the Class A Shares for the year ended October 31, 2013. That compared to a -1.08% total return for the Fund’s primary benchmark, Barclays U.S. Aggregate Bond Index1, for the same period.

The Fund measures performance against several additional reference indices for the year ended October 31, 2013: the S&P 500 Index1 (27.18% total return), MSCI EAFE Index1 (27.40% total return), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (8.83% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.06% total return).

Portfolio Performance

Economic activity across the developed world gained momentum during the 12 months through October 31, 2013. Accommodative monetary policies in the U.S., Europe and Japan helped fuel modest economic growth, and investors’ appetites for riskier asset classes such as equities grew during the period.

However, global financial markets closely watched U.S. policy developments during the period. In particular, the U.S. Federal Reserve (the “Fed”) signaled midway through the period that it may begin tapering its ongoing stimulus efforts, including its large-scale purchases of assets such as Treasury bonds. That led to considerable volatility in the global financial markets. However, market sentiment surged later in the period when the Fed announced it would keep its stimulus efforts intact.

In Europe, considerable progress was made in bringing the eurozone debt crisis under control. In the second quarter of 2013, the eurozone economy grew by an estimated 0.3%, ending a period of six consecutive quarters of recession. Additionally, Japanese equities performed extremely well during the period thanks in large part to government stimulus efforts in that country.

Emerging markets lagged their developed market peers during the period. Such markets were very sensitive to Fed policy and the prospect of declining global liquidity if accommodative monetary policies were tightened. What’s more, a number of prominent emerging economies also had to contend with growth and inflation concerns. For instance, economic activity in China—the world’s largest emerging economy—showed signs of softening before posting strong growth late in the period.

In this environment, the Fund was positioned with a modest overweight in developed market equities. We believed developed market equities offered appealing valuations, particularly compared to developed market government bonds, which were trading at historically low yields. The Fund’s allocation to domestic equities was the primary driver of returns during the period. The Fund benefited from its neutral weighting to emerging markets equities, as such stocks considerably underperformed their developed market peers during the period.†

The Fund began the period with an underweight position in U.S. aggregate bonds, and its exposure to these bonds was reduced several times during the period as Treasury yields remained at historical lows. That strategy added value to the Fund’s overall performance. The Fund benefited from its overweight positions in U.S. investment grade and high-yield credit, and its exposure to both hard and local currency emerging markets debt.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

14       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Income Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[4]
	Inception	1	Since
As of October 31, 2013	Date	Year	Inception		Gross	Net
Income Strategy Fund Class A1	3/20/12	-2.30	1.59		26.49	1.90
Income Strategy Fund Class B2	3/20/12	-2.16	2.09		27.24	2.65
Income Strategy Fund Class C3	3/20/12	0.76	3.84		27.24	2.65
Barclays U.S. Aggregate Bond Index[5]	—	-1.08	2.08	[6]	N/A	N/A
S&P 500 Index[5]	—	27.18	17.32	[6]	N/A	N/A
MSCI EAFE Index[5]	—	27.40	16.03	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	8.83	10.19	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.06	0.07	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2014.

1	Reflects the maximum sales charge of 4.75%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2013. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other then the HSBC Growth Portfolio and HSBC Opportunity Portfolio) to an annual rate of 1.50%, 2.25% and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2014. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2013 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period March 21, 2012 to October 31, 2013.

The Fund’s performance is primarily measured against the Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       15

Portfolio Reviews
Portfolio Composition*
October 31, 2013 (Unaudited)

Aggressive Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Domestic Equities	57.8
International Equities	30.6
Fixed Income	6.8
Alternatives	4.6
Cash	0.2
Total	100.0

Balanced Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Domestic Equities	41.4
International Equities	33.2
Fixed Income	18.5
Alternatives	6.5
Cash	0.4
Total	100.0

Moderate Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Fixed Income	33.0
Domestic Equities	28.1
International Equities	27.9
Alternatives	10.2
Cash	0.8
Total	100.0

Conservative Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Fixed Income	49.9
Domestic Equities	17.6
International Equities	26.0
Alternatives	5.2
Cash	1.3
Total	100.0

Income Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Fixed Income	67.4
International Equities	22.4
Domestic Equities	8.9
Cash	1.3
Total	100.0

HSBC Growth Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Internet Software & Services	9.4
Biotechnology	9.1
Internet & Catalog Retail	6.8
IT Services	6.4
Specialty Retail	5.9
Media	5.0
Chemicals	4.1
Oil, Gas & Consumable Fuels	4.1
Road & Rail	4.1
Hotels, Restaurants & Leisure	3.8
Capital Markets	3.7
Software	3.4
Aerospace & Defense	3.2
Textiles, Apparel & Luxury Goods	3.2
Computers & Peripherals	3.1
Semiconductors & Semiconductor
Equipment	3.1
Machinery	2.7
Food & Staples Retailing	2.4
Pharmaceuticals	2.1
Health Care Technology	1.7
Communications Equipment	1.5
Real Estate Investment Trusts (REITs)	1.5
Energy Equipment & Services	1.5
Wireless Telecommunication Services	1.4
Diversified Financial Services	1.2
Auto Components	1.2
Personal Products	1.1
Trading Companies & Distributors	1.0
Health Care Providers & Services	0.9
Airlines	0.7
Investment Companies	0.7
100.0
____________________

*       Portfolio composition is subject to change.

16       HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition* (continued)
October 31, 2013 (Unaudited)

HSBC Opportunity Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Specialty Retail	8.1
IT Services	6.8
Chemicals	6.2
Household Durables	5.5
Oil, Gas & Consumable Fuels	5.1
Biotechnology	5.0
Health Care Equipment & Supplies	3.7
Life Sciences Tools & Services	3.4
Trading Companies & Distributors	3.3
Software	3.2
Aerospace & Defense	3.1
Semiconductors & Semiconductor
Equipment	3.0
Investment Companies	2.9
Commercial Banks	2.8
Containers & Packaging	2.7
Pharmaceuticals	2.7
Electrical Equipment	2.7
Internet Software & Services	2.6
Machinery	2.1
Professional Services	2.1
Insurance	2.0
Energy Equipment & Services	1.9
Health Care Providers & Services	1.9
Hotels, Restaurants & Leisure	1.9
Media	1.6
Commercial Services & Supplies	1.6
Capital Markets	1.6
Diversified Consumer Services	1.5
Auto Components	1.5
Road & Rail	1.3
Distributors	1.1
Real Estate Investment Trusts (REITs)	1.1
Real Estate Management &
Development	1.1
Health Care Technology	0.8
Construction Materials	0.8
Communications Equipment	0.7
Electronic Equipment,
Instruments & Components	0.6
100.0
____________________

*	Portfolio composition is subject to change.

HSBC FAMILY OF FUNDS       17

HSBC AGGRESSIVE STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2013

Affiliated Investment Companies—1.4%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	21,418	223,608
HSBC Prime Money Market Fund,
Class I Shares, 0.03%(a)	42,491	42,491
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $259,917)		266,099

Affiliated Portfolios—11.5%

HSBC Growth Portfolio		1,364,526
HSBC Opportunity Portfolio		749,215
TOTAL AFFILIATED PORTFOLIOS		2,113,741

Unaffiliated Investment Companies—41.9%

Artisan Value Fund, Investor Shares	66,389	916,172
Brookfield Global Listed Real Estate
Fund, Institutional Shares	9,665	123,319
Brown Advisory Growth Equity Fund,
Institutional Shares	50,513	911,751
Columbia High Yield Bond Fund,
Class Z Shares	209,553	626,565
CRM Small/Mid Cap Value Fund,
Institutional Shares	39,042	746,490
Delaware Emerging Markets Fund,
Institutional Shares	60,380	995,667
JPMorgan Equity Income Fund,
Select Shares	108,831	1,383,248
JPMorgan High Yield Fund,
Select Shares	76,718	630,621
Principal Global Real Estate Securities
Fund, Institutional Shares	13,779	121,115
Trilogy Emerging Markets Equity Fund,
Institutional Shares	140,404	1,234,152
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $6,770,550)		7,689,100

Exchange Traded Funds—45.6%

iShares MSCI EAFE Index Fund	41,029	2,702,990
iShares MSCI Emerging Markets
Index Fund	5,673	240,876
PowerShares Global Listed Private
Equity Portfolio ETF	70,068	847,823
SPDR S&P 500 ETF Trust	26,103	4,587,080
TOTAL EXCHANGE TRADED
FUNDS (COST $7,103,708)		8,378,769
TOTAL INVESTMENT
SECURITIES—100.4%		18,447,709
____________________

Percentages indicated are based on net assets of $18,382,635.
(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2013.
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

18	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC BALANCED STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2013

Affiliated Investment Companies—10.3%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	333,017	3,476,695
HSBC Emerging Markets Local Debt
Fund, Class I Shares	160,626	1,471,336
HSBC Prime Money Market Fund,
Class I Shares, 0.03%(a)	188,332	188,332
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $5,236,386)		5,136,363

Affiliated Portfolios—8.3%

HSBC Growth Portfolio		2,677,899
HSBC Opportunity Portfolio		1,470,039
TOTAL AFFILIATED PORTFOLIOS		4,147,938

Unaffiliated Investment Companies—45.7%

Artisan Value Fund, Investor Shares	128,817	1,777,679
Brookfield Global Listed Real Estate
Fund, Institutional Shares	78,112	996,707
Brown Advisory Growth Equity Fund,
Institutional Shares	98,963	1,786,290
Columbia High Yield Bond Fund,
Class Z Shares	1,111,635	3,323,789
CRM Small/Mid Cap Value Fund,
Institutional Shares	76,575	1,464,116
Delaware Emerging Markets Fund,
Institutional Shares	81,451	1,343,133
Janus Flexible Bond Fund,
Institutional Shares	28,013	296,378
JPMorgan Equity Income Fund,
Select Shares	210,589	2,676,581
JPMorgan High Yield Fund,
Select Shares	404,216	3,322,657
Lord Abbett Core Fixed Income Fund,
Institutional Shares	38,232	414,050
Metropolitan West Total Return Bond,
Institutional Shares	27,723	296,909
PIMCO Commodity RealReturn
Strategy Fund, Institutional Shares	271,531	1,534,151
PIMCO Total Return Fund,
Institutional Shares	50,106	546,153
Principal Global Real Estate Securities
Fund, Institutional Shares	111,739	982,188
T. Rowe Price New Income Fund,
Retail Shares	43,686	414,147
Trilogy Emerging Markets Equity Fund,
Institutional Shares	188,611	1,657,888
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $21,665,513)		22,832,816

Exchange Traded Funds—35.9%

iShares iBoxx $ Investment Grade
Corporate Bond Fund	5,443	627,034
iShares MSCI EAFE Index Fund	93,336	6,148,976
iShares MSCI Emerging Markets
Index Fund	12,425	527,565
PowerShares Global Listed Private
Equity Portfolio ETF	140,393	1,698,755
SPDR S&P 500 ETF Trust	50,648	8,900,373
TOTAL EXCHANGE TRADED
FUNDS (COST $15,308,567)		17,902,703
TOTAL INVESTMENT
SECURITIES—100.2%		50,019,820
____________________

Percentages indicated are based on net assets of $49,922,713.
(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2013.
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

See notes to financial statements.	HSBC FAMILY OF FUNDS	19

HSBC MODERATE STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2013

Affiliated Investment Companies—12.2%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	310,161	3,238,081
HSBC Emerging Markets Local Debt
Fund, Class I Shares	193,511	1,772,558
HSBC Prime Money Market Fund,
Class I Shares, 0.03%(a)	357,947	357,947
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $5,403,702)		5,368,586

Affiliated Portfolios—5.6%

HSBC Growth Portfolio		1,598,762
HSBC Opportunity Portfolio		884,337
TOTAL AFFILIATED PORTFOLIOS		2,483,099

Unaffiliated Investment Companies—55.2%

Artisan Value Fund, Investor Shares	77,493	1,069,409
ASG Global Alternatives Fund,
Class Y Shares	30,090	350,248
Brookfield Global Listed Real Estate
Fund, Institutional Shares	66,485	848,349
Brown Advisory Growth Equity Fund,
Institutional Shares	59,536	1,074,617
Columbia High Yield Bond Fund,
Class Z Shares	972,907	2,908,992
CRM Small/Mid Cap Value Fund,
Institutional Shares	45,515	870,241
Delaware Emerging Markets Fund,
Institutional Shares	53,234	877,827
Janus Flexible Bond Fund,
Institutional Shares	116,842	1,236,188
JPMorgan Equity Income Fund,
Select Shares	128,265	1,630,247
JPMorgan High Yield Fund,
Select Shares	354,871	2,917,043
Lord Abbett Core Fixed Income Fund,
Institutional Shares	163,938	1,775,444
Metropolitan West Total Return Bond,
Institutional Shares	115,632	1,238,422
PIMCO Commodity RealReturn
Strategy Fund, Institutional Shares	280,262	1,583,480
PIMCO Total Return Fund,
Institutional Shares	213,954	2,332,103
Principal Global Real Estate Securities
Fund, Institutional Shares	95,190	836,720
T. Rowe Price New Income Fund,
Retail Shares	185,347	1,757,090
Trilogy Emerging Markets Equity Fund,
Institutional Shares	123,258	1,083,438
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $23,948,828)		24,389,858

Exchange Traded Funds—27.2%

iShares iBoxx $ Investment Grade
Corporate Bond	3,834	441,677
iShares MSCI EAFE ETF	76,811	5,060,309
iShares MSCI Emerging Markets ETF	7,346	311,911
PowerShares Global Listed Private
Equity Portfolio ETF	74,219	898,050
SPDR S&P 500 ETF Trust	30,198	5,306,694
TOTAL EXCHANGE TRADED
FUNDS (COST $10,248,627)		12,018,641
TOTAL INVESTMENT
SECURITIES—100.2%		44,260,184
____________________

Percentages indicated are based on net assets of $44,186,098.
(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2013.
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

20	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC CONSERVATIVE STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2013

Affiliated Investment Companies—12.6%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	142,821	1,491,047
HSBC Emerging Markets Local Debt
Fund, Class I Shares	108,300	992,027
HSBC Prime Money Market Fund,
Class I Shares, 0.03%(a)	284,508	284,508
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $2,792,418)		2,767,582

Affiliated Portfolios—3.5%

HSBC Growth Portfolio		502,224
HSBC Opportunity Portfolio		267,527
TOTAL AFFILIATED PORTFOLIOS		769,751

Unaffiliated Investment Companies—64.9%

Artisan Value Fund, Investor Shares	23,928	330,202
ASG Global Alternatives Fund,
Class Y Shares	37,092	431,746
Brookfield Global Listed Real Estate
Fund, Institutional Shares	33,145	422,931
Brown Advisory Growth Equity Fund,
Institutional Shares	18,385	331,857
Columbia High Yield Bond Fund,
Class Z Shares	450,392	1,346,672
CRM Small/Mid Cap Value Fund,
Institutional Shares	14,050	268,642
Delaware Emerging Markets Fund,
Institutional Shares	7,652	126,189
Janus Flexible Bond Fund,
Institutional Shares	112,563	1,190,912
JPMorgan Equity Income Fund,
Select Shares	39,583	503,095
JPMorgan High Yield Fund,
Select Shares	163,489	1,343,876
Lord Abbett Core Fixed Income Fund,
Institutional Shares	153,506	1,662,473
Metropolitan West Total Return Bond,
Institutional Shares	111,396	1,193,054
PIMCO Commodity RealReturn
Strategy Fund, Institutional Shares	113,598	641,831
PIMCO Total Return Fund,
Institutional Shares	204,624	2,230,406
Principal Global Real Estate Securities
Fund, Institutional Shares	47,403	416,672
T. Rowe Price New Income Fund,
Retail Shares	175,196	1,660,854
Trilogy Emerging Markets Equity Fund,
Institutional Shares	14,556	127,950
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $13,945,824)		14,229,362

Exchange Traded Funds—19.2%

iShares iBoxx $ Investment Grade
Corporate Bond	2,796	322,099
iShares MSCI EAFE ETF	32,330	2,129,901
PowerShares Global Listed Private
Equity Portfolio ETF	6,440	77,924
SPDR S&P 500 ETF Trust	9,500	1,669,435
TOTAL EXCHANGE TRADED
FUNDS (COST $3,572,550)		4,199,359
TOTAL INVESTMENT
SECURITIES—100.2%		21,966,054
____________________

Percentages indicated are based on net assets of $21,919,106.
(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2013.
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

See notes to financial statements.	HSBC FAMILY OF FUNDS	21

HSBC INCOME STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2013

Affiliated Investment Companies—10.5%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	6,139	64,096
HSBC Emerging Markets Local Debt
Fund, Class I Shares	6,828	62,548
HSBC Prime Money Market Fund,
Class I Shares, 0.03%(a)	16,773	16,773
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $148,734)		143,417

Unaffiliated Investment Companies—86.5%

Brookfield Global Listed Real Estate
Fund, Institutional Shares	2,468	31,493
Columbia High Yield Bond Fund,
Class Z Shares	19,576	58,532
Eaton Vance Floating - Rate Fund,
Institutional Shares	5,794	53,135
Federated Strategic Value Dividend Fund,
Institutional Shares	10,189	59,099
Janus Flexible Bond Fund,
Institutional Shares	10,049	106,319
JPMorgan Equity Income Fund,
Select Shares	4,664	59,276
JPMorgan High Yield Fund,
Select Shares	7,122	58,545
Lord Abbett Core Fixed Income Fund,
Institutional Shares	13,858	150,078
Metropolitan West Total Return Bond,
Institutional Shares	9,981	106,894
PIMCO Total Return Fund,
Institutional Shares	18,238	198,795
Principal Global Real Estate Securities
Fund, Institutional Shares	3,556	31,255
T. Rowe Price International Growth &
Income Fund, Retail Shares	7,163	110,596
T. Rowe Price New Income Fund,
Retail Shares	15,732	149,140
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $1,169,208)		1,173,157

Exchange Traded Fund—1.5%

iShares iBoxx $ Investment Grade
Corporate Bond	174	20,045
TOTAL EXCHANGE TRADED
FUNDS (COST $20,633)		20,045
TOTAL INVESTMENT
SECURITIES—98.5%		1,336,619
____________________

Percentages indicated are based on net assets of $1,356,479.
(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2013.

22	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Assets and Liabilities—as of October 31, 2013

	Aggressive	Balanced	Moderate	Conservative	Income
	Strategy	Strategy	Strategy	Strategy	Strategy
	Fund	Fund	Fund	Fund	Fund
Assets:
Investments in Affiliated Portfolios	$2,113,741	$4,147,938	$2,483,099	$769,751	$—
Investments in Affiliated Investment Companies, at value(a)	266,099	5,136,363	5,368,586	2,767,582	143,417
Investments in non-affiliates, at value	16,067,869	40,735,519	36,408,499	18,428,721	1,193,202
Total Investments	18,447,709	50,019,820	44,260,184	21,966,054	1,336,619
Cash	—	—	—	465	—
Interest and dividends receivable	—	34	—	—	2,922
Receivable for capital shares issued	13,193	38,401	13,227	10,575	100
Receivable for investments sold	—	261,410	178,105	—	10,478
Reclaims receivable	74	138	123	42	—
Receivable from Investment Adviser	—	—	—	—	26,290
Prepaid expenses and other assets	5,333	5,171	5,551	4,699	3,319
Total Assets	18,466,309	50,324,974	44,457,190	21,981,835	1,379,728
Liabilities:
Cash overdraft	—	230,861	177,940	—	—
Income payable	—	—	—	—	2
Payable for investments purchased	—	30,371	—	465	—
Payable for capital shares redeemed	41,103	55,945	11,741	10,315	120
Accrued expenses and other liabilities:
Investment Management	3,457	10,544	9,364	4,680	—
Administration	387	1,052	934	467	57
Distribution	4,708	13,746	12,859	8,250	793
Shareholder Servicing	3,427	8,771	8,280	3,978	495
Compliance Services	1	3	2	2	3
Accounting	220	219	219	219	219
Custodian	5,381	9,647	9,574	8,456	6,594
Transfer Agent	9,733	17,339	17,327	9,881	4,507
Trustee	17	44	38	21	18
Other	15,240	23,719	22,814	15,995	10,441
Total Liabilities	83,674	402,261	271,092	62,729	23,249
Net Assets	$18,382,635	$49,922,713	$44,186,098	$21,919,106	$1,356,479

Composition of Net Assets:
Capital	14,333,194	41,329,930	39,312,430	20,242,637	1,336,953
Accumulated net investment income (loss)	19,297	421,721	71,162	46,289	(3)
Accumulated net realized gains (losses) from investments	1,001,299	2,750,213	1,526,432	415,207	21,485
Unrealized appreciation/depreciation on investments	3,028,845	5,420,849	3,276,074	1,214,973	(1,956)
Net Assets	$18,382,635	$49,922,713	$44,186,098	$21,919,106	$1,356,479

Net Assets:
Class A Shares	$11,105,731	$28,745,711	$24,670,870	$9,254,692	$311,218
Class B Shares	5,603,935	15,632,859	15,406,610	9,222,391	402,196
Class C Shares	1,672,969	5,544,143	4,108,618	3,442,023	643,065
	$18,382,635	$49,922,713	$44,186,098	$21,919,106	$1,356,479
Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	712,980	1,997,706	1,914,814	775,674	30,044
Class B Shares	377,714	1,090,847	1,197,506	783,500	38,907
Class C Shares	113,197	386,330	328,589	284,092	62,224
Net Asset Value, Offering Price and Redemption
Price per share:
Class A Shares	$15.58	$14.39	$12.88	$11.93	$10.36
Class B Shares(b)	$14.84	$14.33	$12.87	$11.77	$10.34
Class C Shares(b)	$14.78	$14.35	$12.50	$12.12	$10.33
Maximum Sales Charge—Class A Shares	5.00%	5.00%	5.00%	5.00%	4.75%
Maximum Offering Price per share (Net Asset Value/
(100%-maximum sales charge))—Class A Shares	$16.40	$15.15	$13.56	$12.56	$10.88
Investments in Affiliated Investment Companies, at cost(a)	$259,917	$5,236,386	$5,403,702	$2,792,418	$148,734
Investments in non-affiliates, at cost	$13,874,258	$36,974,080	$34,197,455	$17,518,374	$1,189,841
____________________

(a)	Investment in the affiliated investment companies include the HSBC Prime Money Market Fund, Class I Shares, HSBC Emerging Markets Debt Fund, Class I Shares and HSBC Emerging Markets Local Debt Fund, Class I Shares (See Note 1).
(b)	Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS	23

HSBC WORLD SELECTION FUNDS

Statements of Operations—For the year ender October 31, 2013

	Aggressive	Balanced	Moderate	Conservative	Income
	Strategy	Strategy	Strategy	Strategy	Strategy
	Fund	Fund	Fund	Fund	Fund
Investment Income:
Investment income from non-affiliated investments	$390,177	$1,196,694	$1,106,166	$573,954	$32,548
Investment income from affiliated investments(a)	37,593	274,359	222,116	100,905	3,620
Tax reclaims from affiliated portfolios	24	52	46	13	—
Expenses from affiliated portfolios	(18,894)	(39,296)	(24,004)	(7,494)	—
Total Investment Income	408,900	1,404,809	1,304,324	667,378	36,168

Expenses:
Investment Management	45,246	127,157	112,877	56,024	2,846
Administration:
Class A Shares	2,684	7,194	6,201	2,431	164
Class B Shares	1,404	4,015	4,134	2,403	192
Class C Shares	414	1,442	896	740	211
Distribution:
Class B Shares	42,320	120,988	124,587	72,385	2,859
Class C Shares	12,468	43,374	26,927	22,238	3,147
Shareholder Servicing:
Class A Shares	26,746	71,443	61,785	24,222	704
Class B Shares	14,110	40,349	41,551	24,148	901
Class C Shares	4,159	14,482	8,995	7,437	1,049
Accounting	22,909	22,969	22,975	22,959	48,859
Audit	16,476	15,075	16,610	16,532	16,186
Compliance Services	107	391	340	145	12
Custodian	22,981	41,047	39,321	33,262	22,493
Printing	11,285	7,351	12,323	4,313	791
Transfer Agent	60,509	109,088	103,832	60,963	27,286
Trustee	463	1,311	1,164	576	45
Registration fees	18,408	16,722	18,718	13,974	32,343
Other	5,309	12,561	12,073	5,293	1,809
Total expenses before fee reductions	307,998	656,959	615,309	370,045	161,897
Fees contractually reduced/reimbursed by Investment Adviser	(421)	—	—	—	(138,725)
Net Expenses	307,577	656,959	615,309	370,045	23,172

Net Investment Income (Loss)	101,323	747,850	689,015	297,333	12,996

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from affiliated investment securities(a)	498,052	1,227,389	796,398	247,317	1,944
Net realized gains (losses) from non-affiliated investment securities	798,090	1,735,660	1,115,253	318,792	30,054
Net realized gains distributions from affiliated underlying funds	3,414	73,037	69,669	33,240	—
Net realized gains distributions from non-affiliated underlying funds	29,764	151,174	248,209	193,591	—
Change in unrealized appreciation/depreciation on affiliated investments(a)	184,853	(135,212)	(282,921)	(154,094)	(8,116)
Change in unrealized appreciation/depreciation on non-affiliated investments	1,980,851	3,498,648	1,852,183	336,892	(11,891)
Net realized/unrealized gains (losses) from investments	3,495,024	6,550,696	3,798,791	975,738	11,991
Change In Net Assets Resulting From Operations	$3,596,347	$7,298,546	$4,487,806	$1,273,071	$24,987
____________________

(a)	Represents amounts allocated from Affiliated Investment Companies and Affiliated Portfolios.

24	HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets

	Aggressive Strategy Fund		Balanced Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2013	2012	2013	2012
Investment Activities:
Operations:
Net investment income (loss)	$101,323	$(30,313)	$747,850	$829,128
Net realized gains (losses) from investments	1,329,320	435,511	3,187,260	1,339,315
Change in unrealized appreciation/depreciation on investments	2,165,704	869,238	3,363,436	2,007,609
Change in net assets resulting from operations	3,596,347	1,274,436	7,298,546	4,176,052

Dividends:
Net investment income:
Class A Shares	(31,802)	(77,670)	(526,976)	(912,343)
Class B Shares	—	(8,596)	(168,352)	(454,511)
Class C Shares	—	(6,139)	(59,678)	(174,260)
Change in net assets resulting from shareholder dividends	(31,802)	(92,405)	(755,006)	(1,541,114)
Change in net assets resulting from capital transactions	(2,901,389)	(1,313,685)	(8,823,314)	(3,920,082)
Change in net assets	663,156	(131,654)	(2,279,774)	(1,285,144)

Net Assets:
Beginning of period	17,719,479	17,851,133	52,202,487	53,487,631
End of period	$18,382,635	$17,719,479	$49,922,713	$52,202,487
Accumulated net investment income (loss)	$19,297	$(63,840)	$421,721	$320,543
See notes to financial statements.	HSBC WORLD SELECTION FUNDS 25

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Aggressive Strategy Fund		Balanced Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2013	2012	2013	2012
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,119,903	$2,113,457	$3,539,929	$5,462,023
Dividends reinvested	31,467	76,522	512,520	896,978
Value of shares redeemed	(2,321,459)	(1,916,446)	(8,512,370)	(6,605,601)
Class A Shares capital transactions	(1,170,089)	273,533	(4,459,921)	(246,600)

Class B Shares:
Proceeds from shares issued	222,109	692,637	670,001	2,081,326
Dividends reinvested	—	8,454	166,080	449,537
Value of shares redeemed	(1,586,642)	(2,003,556)	(4,094,807)	(5,369,321)
Class B Shares capital transactions	(1,364,533)	(1,302,465)	(3,258,726)	(2,838,458)

Class C Shares:
Proceeds from shares issued	216,625	280,202	1,158,773	980,626
Dividends reinvested	—	6,111	58,220	170,621
Value of shares redeemed	(583,392)	(571,066)	(2,321,660)	(1,986,271)
Class C Shares capital transactions	(366,767)	(284,753)	(1,104,667)	(835,024)
Change in net assets resulting from capital transactions	$(2,901,389)	$(1,313,685)	$(8,823,314)	$(3,920,082)

SHARE TRANSACTIONS:
Class A Shares:
Issued	80,079	170,638	264,663	449,415
Reinvested	2,391	6,672	40,135	78,890
Redeemed	(163,112)	(154,093)	(636,383)	(540,992)
Change in Class A Shares	(80,642)	23,217	(331,585)	(12,687)

Class B Shares:
Issued	16,573	58,381	50,599	170,500
Reinvested	—	765	12,975	39,468
Redeemed	(119,259)	(168,348)	(306,391)	(442,138)
Change in Class B Shares	(102,686)	(109,202)	(242,817)	(232,170)

Class C Shares:
Issued	15,890	23,588	86,274	80,512
Reinvested	—	556	4,545	14,967
Redeemed	(43,405)	(48,318)	(172,661)	(160,924)
Change in Class C Shares	(27,515)	(24,174)	(81,842)	(65,445)

26 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2013	2012	2013	2012
Investment Activities:
Operations:
Net investment income (loss)	$689,015	$927,899	$297,333	$436,646
Net realized gains (losses) from investments	2,229,529	1,043,026	792,940	130,546
Change in unrealized appreciation/depreciation on investments	1,569,262	1,583,173	182,798	1,028,581
Change in net assets resulting from operations	4,487,806	3,554,098	1,273,071	1,595,773

Dividends:
Net investment income:
Class A Shares	(535,629)	(657,742)	(210,889)	(283,394)
Class B Shares	(246,797)	(398,779)	(148,678)	(215,487)
Class C Shares	(55,954)	(78,368)	(43,828)	(57,748)
Change in net assets resulting from shareholder dividends	(838,380)	(1,134,889)	(403,395)	(556,629)
Change in net assets resulting from capital transactions	(5,581,708)	(4,201,200)	(1,590,952)	1,174,324
Change in net assets	(1,932,282)	(1,781,991)	(721,276)	2,213,468

Net Assets:
Beginning of period	46,118,380	47,900,371	22,640,382	20,426,914
End of period	$44,186,098	$46,118,380	$21,919,106	$22,640,382
Accumulated net investment income (loss)	$71,162	$43,306	$46,289	$16,781

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 27

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2013	2012	2013	2012
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$3,831,691	$5,814,895	$1,655,437	$2,466,524
Dividends reinvested	523,791	648,574	198,276	267,600
Value of shares redeemed	(6,879,650)	(6,285,101)	(2,914,887)	(2,212,701)
Class A Shares capital transactions	(2,524,168)	178,368	(1,061,174)	521,423

Class B Shares:
Proceeds from shares issued	893,722	1,837,722	981,218	1,972,436
Dividends reinvested	241,511	392,486	142,306	204,146
Value of shares redeemed	(4,683,399)	(5,898,444)	(2,079,054)	(1,807,237)
Class B Shares capital transactions	(3,548,166)	(3,668,236)	(955,530)	369,345

Class C Shares:
Proceeds from shares issued	1,491,199	682,092	1,262,554	1,056,887
Dividends reinvested	53,892	77,318	42,276	54,627
Value of shares redeemed	(1,054,465)	(1,470,742)	(879,078)	(827,958)
Class C Shares capital transactions	490,626	(711,332)	425,752	283,556
Change in net assets resulting from capital transactions	$(5,581,708)	$(4,201,200)	$(1,590,952)	$1,174,324

SHARE TRANSACTIONS:
Class A Shares:
Issued	309,439	505,703	141,736	223,077
Reinvested	42,928	58,105	17,175	24,607
Redeemed	(556,132)	(546,616)	(249,249)	(198,821)
Change in Class A Shares	(203,765)	17,192	(90,338)	48,863

Class B Shares:
Issued	72,673	160,345	85,320	180,184
Reinvested	19,864	35,603	12,485	19,128
Redeemed	(378,804)	(514,301)	(180,032)	(164,720)
Change in Class B Shares	(286,267)	(318,353)	(82,227)	34,592

Class C Shares:
Issued	123,399	61,003	106,168	93,307
Reinvested	4,542	7,205	3,602	4,973
Redeemed	(87,560)	(131,493)	(74,185)	(73,251)
Change in Class C Shares	40,381	(63,285)	35,585	25,029

28 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Income Strategy Fund
	For the	For the
	year ended	period ended
	October 31,	October 31,
	2013	2012(a)
Investment Activities:
Operations:
Net investment income (loss)	$12,996	$3,609
Net realized gains (losses) from investments	31,998	2,837
Change in unrealized appreciation/depreciation from investments	(20,007)	18,051
Change in net assets resulting from operations	24,987	24,497

Dividends:
Net investment income:
Class A Shares	(9,746)	(1,852)
Class B Shares	(8,155)	(687)
Class C Shares	(6,165)	(536)

Net realized gains:
Class A Shares	(1,059)	—
Class B Shares	(1,181)	—
Class C Shares	(842)	—
Change in net assets resulting from shareholder dividends	(27,148)	(3,075)
Change in net assets resulting from capital transactions	441,756	895,462
Change in net assets	439,595	916,884

Net Assets:
Beginning of period	916,884	—
End of period	$1,356,479	$916,884
Accumulated net investment income (loss)	$(3)	$7,921
____________________
(a) Commenced operations on March 20, 2012.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 29

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Income Strategy Fund
	For the	For the
	year ended	period ended
	October 31,	October 31,
	2013	2012(a)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$104,917	$429,058
Dividends reinvested	10,780	1,851
Value of shares redeemed	(141,000)	(103,668)
Class A Shares capital transactions	(25,303)	327,241

Class B Shares:
Proceeds from shares issued	65,346	349,020
Dividends reinvested	8,530	644
Value of shares redeemed	(17,586)	(7,223)
Class B Shares capital transactions	56,290	342,441

Class C Shares:
Proceeds from shares issued	505,835	226,393
Dividends reinvested	6,873	536
Value of shares redeemed	(101,939)	(1,149)
Class C Shares capital transactions	410,769	225,780
Change in net assets resulting from capital transactions	$441,756	$895,462

SHARE TRANSACTIONS:
Class A Shares:
Issued	10,151	42,276
Reinvested	1,048	179
Redeemed	(13,472)	(10,138)
Change in Class A Shares	(2,273)	32,317

Class B Shares:
Issued	6,335	34,074
Reinvested	830	62
Redeemed	(1,693)	(701)
Change in Class B Shares	5,472	33,435

Class C Shares:
Issued	49,258	22,294
Reinvested	670	52
Redeemed	(9,936)	(114)
Change in Class C Shares	39,992	22,232
____________________
(a) Commenced operations on March 20, 2012.

30 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

AGGRESSIVE STRATEGY FUND
Financial Highlights Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2009	$8.62	0.01	1.57	1.58	—	—	$10.20	18.33	%(d)	$5,426	1.50%	0.09%		2.16%	53%
Year Ended October 31, 2010	10.20	0.03	1.80	1.83	—	—	12.03	17.94	%(e)	7,886	1.50%	0.24%		2.00%	50%
Year Ended October 31, 2011	12.03	0.10	(0.07)	0.03	(0.10)	(0.10)	11.96	0.20	%(f)	9,217	1.50%	0.77%		1.61%	71%
Year Ended October 31, 2012	11.96	0.02	0.89	0.91	(0.10)	(0.10)	12.77	7.72%		10,136	1.50%	0.16%		1.66%	71%
Year Ended October 31, 2013	12.77	0.12	2.73	2.85	(0.04)	(0.04)	15.58	22.38%		11,106	1.50%	0.86%		1.50%	37%
CLASS B SHARES
Year Ended October 31, 2009	$8.39	(0.06)	1.53	1.47	—	—	$9.86	17.52	%(d)	$3,767	2.25%	(0.66)%		2.91%	53%
Year Ended October 31, 2010	9.86	(0.05)	1.73	1.68	—	—	11.54	17.04	%(e)	5,519	2.25%	(0.51)%		2.75%	50%
Year Ended October 31, 2011	11.54	— (h)	(0.06)	(0.06)	(0.03)	(0.03)	11.45	(0.53	)%(f)	6,750	2.25%	0.02%		2.36%	71%
Year Ended October 31, 2012	11.45	(0.07)	0.85	0.78	(0.01)	(0.01)	12.22	6.87%		5,870	2.25%	(0.57)%		2.40%	71%
Year Ended October 31, 2013	12.22	0.01	2.61	2.62	—	—	14.84	21.44	%(g)	5,604	2.25%	0.11%		2.25%	37%
CLASS C SHARES
Year Ended October 31, 2009	$8.39	(0.05)	1.51	1.46	—	—	$9.85	17.40	%(d)	$289	2.25%	(0.59)%		2.93%	53%
Year Ended October 31, 2010	9.85	(0.05)	1.73	1.68	—	—	11.53	17.06	%(e)	698	2.25%	(0.47)%		2.76%	50%
Year Ended October 31, 2011	11.53	— (h)	(0.05)	(0.05)	(0.05)	(0.05)	11.43	(0.46	)%(f)	1,884	2.25%	—	%(i)	2.35%	71%
Year Ended October 31, 2012	11.43	(0.07)	0.85	0.78	(0.04)	(0.04)	12.17	6.83%		1,713	2.25%	(0.56)%		2.40%	71%
Year Ended October 31, 2013	12.17	0.02	2.59	2.61	—	—	14.78	21.45	%(g)	1,673	2.25%	0.12%		2.25%	37%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	Rounds to less than $0.01 or $(0.01).
(h)	Rounds to less than 0.005% or (0.005)%.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 31

BALANCED STRATEGY FUND
Financial Highlights Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2009	$8.81	0.07	1.55	1.62	(0.09)	(0.09)	$10.34	18.66	%(d)	$15,304	1.50%	0.84%	1.57%	48%
Year Ended October 31, 2010	10.34	0.19	1.64	1.83	(0.08)	(0.08)	12.09	17.79	%(e)	21,642	1.25%	1.72%	1.30%	53%
Year Ended October 31, 2011	12.09	0.32	(0.06)	0.26	(0.28)	(0.28)	12.07	2.08	%(f)	28,262	1.12%	2.60%	1.14%	74%
Year Ended October 31, 2012	12.07	0.23	0.75	0.98	(0.39)	(0.39)	12.66	8.51%		29,490	1.15%	1.89%	1.15%	62%
Year Ended October 31, 2013	12.66	0.24	1.72	1.96	(0.23)	(0.23)	14.39	15.76%		28,746	1.04%	1.79%	1.04%	35%
CLASS B SHARES
Year Ended October 31, 2009	$8.76	0.01	1.55	1.56	(0.01)	(0.01)	$10.31	17.80	%(d)	$11,196	2.25%	0.07%	2.31%	48%
Year Ended October 31, 2010	10.31	0.11	1.64	1.75	(0.01)	(0.01)	12.05	17.01	%(e)	15,593	2.00%	0.97%	2.05%	53%
Year Ended October 31, 2011	12.05	0.23	(0.07)	0.16	(0.20)	(0.20)	12.01	1.30	%(f)	18,799	1.87%	1.85%	1.90%	74%
Year Ended October 31, 2012	12.01	0.14	0.75	0.89	(0.30)	(0.30)	12.60	7.66%		16,805	1.91%	1.18%	1.91%	62%
Year Ended October 31, 2013	12.60	0.14	1.72	1.86	(0.13)	(0.13)	14.33	14.89%		15,633	1.80%	1.05%	1.80%	35%
CLASS C SHARES
Year Ended October 31, 2009	$8.80	0.01	1.55	1.56	(0.01)	(0.01)	$10.35	17.81	%(d)	$1,507	2.25%	0.06%	2.30%	48%
Year Ended October 31, 2010	10.35	0.12	1.63	1.75	(0.01)	(0.01)	12.09	16.96	%(e)	3,497	2.01%	1.04%	2.06%	53%
Year Ended October 31, 2011	12.09	0.23	(0.07)	0.16	(0.21)	(0.21)	12.04	1.25	%(f)	6,427	1.87%	1.85%	1.90%	74%
Year Ended October 31, 2012	12.04	0.14	0.76	0.90	(0.32)	(0.32)	12.62	7.77%		5,908	1.91%	1.18%	1.91%	62%
Year Ended October 31, 2013	12.62	0.14	1.72	1.86	(0.13)	(0.13)	14.35	14.87%		5,544	1.80%	1.04%	1.80%	35%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.07%, 0.07% and 0.07% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.

32 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

MODERATE STRATEGY FUND
Financial Highlights Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2009	$8.69	0.13	1.39	1.52	(0.12)	(0.12)	$10.09	17.75	%(d)	$15,909	1.44%	1.47%	1.49%	41%
Year Ended October 31, 2010	10.09	0.25	1.38	1.63	(0.24)	(0.24)	11.48	16.39	%(e)	18,921	1.14%	2.33%	1.19%	67%
Year Ended October 31, 2011	11.48	0.37	(0.12)	0.25	(0.44)	(0.44)	11.29	2.19	%(f)	23,719	1.06%	3.16%	1.09%	63%
Year Ended October 31, 2012	11.29	0.26	0.65	0.91	(0.32)	(0.32)	11.88	8.24%		25,175	1.16%	2.30%	1.16%	61%
Year Ended October 31, 2013	11.88	0.23	1.04	1.27	(0.27)	(0.27)	12.88	10.80%		24,671	1.08%	1.86%	1.08%	30%
CLASS B SHARES
Year Ended October 31, 2009	$8.69	0.06	1.39	1.45	(0.06)	(0.06)	$10.08	16.82	%(d)	$14,230	2.19%	0.71%	2.24%	41%
Year Ended October 31, 2010	10.08	0.17	1.38	1.55	(0.17)	(0.17)	11.46	15.61	%(e)	18,362	1.89%	1.59%	1.94%	67%
Year Ended October 31, 2011	11.46	0.28	(0.10)	0.18	(0.36)	(0.36)	11.28	1.51	%(f)	20,323	1.81%	2.40%	1.84%	63%
Year Ended October 31, 2012	11.28	0.19	0.63	0.82	(0.23)	(0.23)	11.87	7.43%		17,615	1.92%	1.64%	1.92%	61%
Year Ended October 31, 2013	11.87	0.14	1.04	1.18	(0.18)	(0.18)	12.87	10.04%		15,407	1.83%	1.12%	1.83%	30%
CLASS C SHARES
Year Ended October 31, 2009	$8.49	0.06	1.35	1.41	(0.06)	(0.06)	$9.84	16.75	%(d)	$1,488	2.19%	0.72%	2.24%	41%
Year Ended October 31, 2010	9.84	0.17	1.35	1.52	(0.18)	(0.18)	11.18	15.55	%(e)	2,544	1.90%	1.59%	1.95%	67%
Year Ended October 31, 2011	11.18	0.27	(0.11)	0.16	(0.36)	(0.36)	10.98	1.42	%(f)	3,859	1.81%	2.40%	1.84%	63%
Year Ended October 31, 2012	10.98	0.18	0.62	0.80	(0.23)	(0.23)	11.55	7.49%		3,329	1.91%	1.64%	1.91%	61%
Year Ended October 31, 2013	11.55	0.13	1.01	1.14	(0.19)	(0.19)	12.50	9.96%		4,109	1.83%	1.10%	1.83%	30%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 33

CONSERVATIVE STRATEGY FUND
Financial Highlights Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2009	$8.84	0.14	1.16	1.30	(0.13)	(0.13)	$10.01	14.95	%(d)	$5,059	1.50%	1.53%	1.62%	34%
Year Ended October 31, 2010	10.01	0.26	1.11	1.37	(0.23)	(0.23)	11.15	13.86	%(e)	7,139	1.38%	2.42%	1.43%	78%
Year Ended October 31, 2011	11.15	0.36	(0.10)	0.26	(0.46)	(0.46)	10.95	2.40	%(f)	8,946	1.19%	3.21%	1.22%	54%
Year Ended October 31, 2012	10.95	0.27	0.58	0.85	(0.33)	(0.33)	11.47	8.00%		9,933	1.34%	2.40%	1.34%	59%
Year Ended October 31, 2013	11.47	0.20	0.51	0.71	(0.25)	(0.25)	11.93	6.28%		9,255	1.26%	1.75%	1.26%	31%
CLASS B SHARES
Year Ended October 31, 2009	$8.76	0.07	1.15	1.22	(0.07)	(0.07)	$9.91	14.05	%(d)	$4,907	2.25%	0.77%	2.38%	34%
Year Ended October 31, 2010	9.91	0.17	1.10	1.27	(0.16)	(0.16)	11.02	12.94	%(e)	7,411	2.14%	1.68%	2.19%	78%
Year Ended October 31, 2011	11.02	0.27	(0.09)	0.18	(0.38)	(0.38)	10.82	1.68	%(f)	8,995	1.94%	2.46%	1.97%	54%
Year Ended October 31, 2012	10.82	0.18	0.58	0.76	(0.25)	(0.25)	11.33	7.21%		9,810	2.10%	1.67%	2.10%	59%
Year Ended October 31, 2013	11.33	0.12	0.50	0.62	(0.18)	(0.18)	11.77	5.50%		9,222	2.01%	1.00%	2.01%	31%
CLASS C SHARES
Year Ended October 31, 2009	$9.00	0.07	1.18	1.25	(0.07)	(0.07)	$10.18	13.97	%(d)	$485	2.25%	0.78%	2.37%	34%
Year Ended October 31, 2010	10.18	0.18	1.14	1.32	(0.17)	(0.17)	11.33	13.07	%(e)	1,323	2.16%	1.71%	2.21%	78%
Year Ended October 31, 2011	11.33	0.28	(0.10)	0.18	(0.39)	(0.39)	11.12	1.57	%(f)	2,486	1.94%	2.49%	1.96%	54%
Year Ended October 31, 2012	11.12	0.19	0.60	0.79	(0.25)	(0.25)	11.66	7.28%		2,897	2.08%	1.69%	2.08%	59%
Year Ended October 31, 2013	11.66	0.12	0.52	0.64	(0.18)	(0.18)	12.12	5.53%		3,442	2.01%	0.98%	2.01%	31%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares and Class C Shares, respectively.

34 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

INCOME STRATEGY FUND
Financial Highlights Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions) (c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Period Ended October 31, 2012(e)	$10.00	0.10	0.40	0.50	(0.07)	—	(0.07)	$10.43	5.02%	$337	1.50%	1.58%	29.67%	31%
Year Ended October 31, 2013	10.43	0.18	0.08	0.26	(0.30)	(0.03)	(0.33)	10.36	2.57%	$311	1.50%	1.72%	13.61%	48%
CLASS B SHARES
Period Ended October 31, 2012(e)	$10.00	0.06	0.39	0.45	(0.04)	—	(0.04)	$10.41	4.52%	$348	2.25%	0.89%	26.84%	31%
Year Ended October 31, 2013	10.41	0.10	0.08	0.18	(0.22)	(0.03)	(0.25)	10.34	1.81%	$402	2.25%	0.97%	14.39%	48%
CLASS C SHARES
Period Ended October 31, 2012(e)	$10.00	0.06	0.39	0.45	(0.04)	—	(0.04)	$10.41	4.47%	$232	2.25%	0.90%	27.00%	31%
Year Ended October 31, 2013	10.41	0.09	0.09	0.18	(0.23)	(0.03)	(0.26)	10.33	1.75%	$643	2.25%	0.84%	14.49%	48%

*	The expense ratios reflected do not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.
(e)	Commenced operations on March 20, 2012.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 35

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2013

1. Organization:

     The HSBC Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of October 31, 2013, the Trust is comprised of 15 separate operational funds, each a series of the HSBC Family of Funds, which also includes the HSBC Advisor Funds Trust and the HSBC Portfolios (collectively the “Trusts”). The accompanying financial statements are presented for the following 5 funds (individually a “Fund,” collectively the “Funds” or the “World Selection Funds”):

Fund
Aggressive Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund
Conservative Strategy Fund
Income Strategy Fund

     All of the World Selection Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

     The World Selection Funds, excluding the Income Strategy Fund, (collectively the “World Selection Feeder Funds”), currently invest in the HSBC Growth Portfolio and HSBC Opportunity Portfolio (individually a “Portfolio,” collectively the “Portfolios”), each of which is a diversified series of the HSBC Portfolios (the “Portfolio Trust”). The Portfolios operate as master funds in master-feeder arrangements in addition to receiving investments from the World Selection Feeder Funds.

     The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the World Selection Funds.

	Proportionate	Proportionate
	Ownership Interest	Ownership Interest
	in HSBC Growth Portfolio	in HSBC Opportunity Portfolio
	on October 31, 2013 (%)	on October 31, 2013 (%)
Aggressive Strategy Fund	1.5	0.3
Balanced Strategy Fund	3.0	0.6
Moderate Strategy Fund	1.8	0.4
Conservative Strategy Fund	0.6	0.1

     Each of the World Selection Funds is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in a combination of mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”) (the “Affiliated Underlying Funds”), as well as mutual funds managed by other investment advisers and exchange-traded funds (“Unaffiliated Underlying Funds” and, together with the Affiliated Underlying Funds, the “Underlying Funds”). Each World Selection Fund may also purchase and hold Exchange Traded Notes (“ETNs”), which are debt securities issued by financial institutions that pay returns based on the performance of a market index or other reference asset. The Underlying Funds may include private equity funds and real estate funds that are organized as mutual funds or Exchange Traded Funds (“ETFs”). Each World Selection Fund invests according to the investment objectives and strategies described in its Prospectus.

     The World Selection Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. Each Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. Class A Shares of the World Selection Funds (except, the Income Strategy Fund) have a maximum sales charge of 5.00% as a percentage of the original purchase price. The Class A Shares of the

36       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

Income Strategy Fund have a maximum sales charge of 4.75% as a percentage of the original purchase price. Class B Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. Each class of shares in the World Selection Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares. Effective as of August 1, 2013, Class B Shares may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

     Under the Trust’s organizational documents, the World Selection Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the World Selection Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the World Selection Funds. The World Selection Funds’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the World Selection Funds. However, based on experience, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the World Selection Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds. The World Selection Feeder Funds record their investments in the Portfolios at fair value. The underlying securities of the Portfolios are recorded at fair value, as more fully discussed in the notes to those financial statements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value in funds or Portfolios in which the World Selection Funds are invested are described in their respective notes to financial statements. Valuation techniques employed by the World Selection Funds’ are further described in Note 3 below.

Investment Transactions and Related Income:

     The World Selection Feeder Funds record daily their proportionate income, expenses, unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. Dividend income is recorded on the ex-dividend date for the Underlying Funds. Changes in holdings of the Underlying Funds for each World Selection Fund are reflected not later than one business day after trade date. However, for financial reporting purposes, changes in holdings of the Underlying Funds are accounted for on trade date. In addition, the World Selection Funds accrue their own expenses daily.

HSBC WORLD SELECTION FUNDS       37

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

     Dividends to shareholders from net investment income, if any, are declared and distributed monthly in the case of the Income Strategy Fund, quarterly in the case of the Moderate Strategy Fund and Conservative Strategy Fund, and annually in the case of the Aggressive Strategy Fund and Balanced Strategy Fund.

     The World Selection Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the World Selection Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

     The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The World Selection Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

38       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

New Accounting Pronouncements:

     In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the entity’s financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the World Selection Funds’ financial statements.

3. Investment Valuation Summary:

     The valuation techniques employed by the World Selection Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the World Selection Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

     The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds and are typically categorized as Level 1 in the fair value hierarchy. The World Selection Feeder Funds record their investments in their respective Portfolios at fair value and are typically categorized as a Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, as discussed more fully in the Notes to Financial Statements of the Portfolios included elsewhere in this report.

     For the year ended October 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

HSBC WORLD SELECTION FUNDS       39

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

     The following is a summary of the valuation inputs used as of October 31, 2013 in valuing the World Selection Funds’ investments based upon the three levels defined above:

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)
Aggressive Strategy Fund
Investment Securities:
Affiliated Investment Companies	266,099	—	—	266,099
Affiliated Portfolios(a)	—	2,113,741	—	2,113,741
Unaffiliated Investment Companies	7,689,100	—	—	7,689,100
Exchange Traded Funds	8,378,769	—	—	8,378,769
Total Investment Securities	16,333,968	2,113,741	—	18,447,709
Balanced Strategy Fund
Investment Securities:
Affiliated Investment Companies	5,136,363	—	—	5,136,363
Affiliated Portfolios(a)	—	4,147,938	—	4,147,938
Unaffiliated Investment Companies	22,832,816	—	—	22,832,816
Exchange Traded Funds	17,902,703	—	—	17,902,703
Total Investment Securities	45,871,882	4,147,938	—	50,019,820
Moderate Strategy Fund
Investment Securities:
Affiliated Investment Companies	5,368,586	—	—	5,368,586
Affiliated Portfolios(a)	—	2,483,099	—	2,483,099
Unaffiliated Investment Companies	24,389,858	—	—	24,389,858
Exchange Traded Funds	12,018,641	—	—	12,018,641
Total Investment Securities	41,777,085	2,483,099	—	44,260,184
Conservative Strategy Fund
Investment Securities:
Affiliated Investment Companies	2,767,582	—	—	2,767,582
Affiliated Portfolios(a)	—	769,751	—	769,751
Unaffiliated Investment Companies	14,229,362	—	—	14,229,362
Exchange Traded Funds	4,199,359	—	—	4,199,359
Total Investment Securities	21,196,303	769,751	—	21,966,054
Income Strategy Fund
Investment Securities:
Affiliated Investment Companies	143,417	—	—	143,417
Unaffiliated Investment Companies	1,173,157	—	—	1,173,157
Exchange Traded Funds	20,045	—	—	20,045
Total Investment Securities	1,336,619	—	—	1,336,619
____________________

(a)	Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder structure, the inputs used for valuing these instruments are categorized as Level 2.

40       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

     HSBC Global Asset Management (USA), Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the World Selection Funds. As Investment Adviser, HSBC manages the investments of the World Selection Funds and continuously reviews, supervises and administers the World Selection Funds’ investments pursuant to an Investment Advisory Contract. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of 0.25% for each Fund.

Administration:

     HSBC serves the World Selection Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the World Selection Funds (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Combined Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The total administration fee paid to HSBC is allocated to each series of the Trusts based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by World Selection Feeder Funds, the Portfolios pay half of the administration fee and the World Selection Feeder Funds pay half, for a combination of the total fee rate set forth above. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios in master-feeder structures. An amount equal to 50% of the administration fee is deemed to be class specific.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Sub-Administrator for the Trusts subject to the general supervision by the Trusts’ Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds minus 0.02%, which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $287,560 for the year ended October 31, 2013, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

HSBC WORLD SELECTION FUNDS       41

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the World Selection Funds, respectively. For the year ended October 31, 2013, Foreside, as Distributor, also received $213,520, $105,439, and $49,940 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $584, $89, and $0 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan which provides for payments to shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of each of the Class A Shares, Class B Shares and Class C Shares of the World Selection Funds. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently will not exceed, in the aggregate, 0.25% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services.

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board attended and a fee of $3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $6,000. The Trusts also pay the Chairman of the Board an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

Fee Reductions:

     The Investment Adviser has agreed to contractually limit through March 1, 2014 the total annual expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Funds’ investments in investment companies other than the HSBC Growth Portfolio and the HSBC Opportunity Portfolio. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows: Class A Shares 1.50%, Class B Shares 2.25%, Class C Shares 2.25%.

42       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2013, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2013, the repayments that may potentially be made by the Funds are as follows:

Fund	2016($)	2015($)	2014($)	Total
Aggressive Strategy Fund	421	27,768	19,298	47,487
Income Strategy Fund	138,725	77,417	N/A	216,142

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi are reported separately on the Statements of Operations, as applicable.

Affiliated Transactions:

     A summary of each Fund’s investment in affiliated investment companies (excluding investments in the Affiliated Portfolios) for the year ended October 31, 2013 are as follows:

				Net	Change in
			Proceeds	Capital and	Unrealized
	Value	Purchases	from	Realized	Appreciation	Value	Dividend
	10/31/2012	at Cost	Sales	Gain (Loss)	(Depreciation)	10/31/2013	Income
	($)	($)	($)	($)	($)	($)	($)
Aggressive Strategy Fund
HSBC Prime Money Market Fund - Class I	13,222	571,643	(542,374)	—	—	42,491	17
HSBC Emerging Markets Debt Fund - Class I	126,737	238,229	(133,815)	(8,732)	1,189	223,608	6,191
HSBC Emerging Markets Local Debt Fund -Class I	177,882	26,230	(189,161)	(1,737)	(13,214)	—	2,617
Balanced Strategy Fund
HSBC Prime Money Market Fund - Class I	7,556	2,067,514	(1,886,738)	—	—	188,332	297
HSBC Emerging Markets Debt Fund - Class I	3,360,039	1,385,304	(1,010,307)	78,840	(337,181)	3,476,695	145,801
HSBC Emerging Markets Local Debt Fund - Class I	1,855,546	358,400	(626,313)	33,372	(149,669)	1,471,336	41,061
Moderate Strategy Fund
HSBC Prime Money Market Fund - Class I	444,668	1,807,980	(1,894,701)	—	—	357,947	508
HSBC Emerging Markets Debt Fund - Class I	3,137,780	1,028,962	(728,282)	103,379	(303,758)	3,238,081	136,996
HSBC Emerging Markets Local Debt Fund - Class I	2,064,417	385,335	(541,929)	28,053	(163,318)	1,772,558	47,747
Conservative Strategy Fund
HSBC Prime Money Market Fund - Class I	251,847	963,128	(930,467)	—	—	284,508	260
HSBC Emerging Markets Debt Fund - Class I	1,427,385	528,541	(357,924)	31,760	(138,715)	1,491,047	62,242
HSBC Emerging Markets Local Debt Fund - Class I	1,138,041	142,679	(209,511)	10,340	(89,522)	992,027	26,985
Income Strategy Fund
HSBC Prime Money Market Fund - Class I	13,077	229,722	(226,026)	—	—	16,773	16
HSBC Emerging Markets Debt Fund - Class I	37,955	41,751	(12,488)	429	(3,551)	64,096	2,106
HSBC Emerging Markets Local Debt Fund -Class I	47,112	39,180	(19,626)	447	(4,565)	62,548	1,497

HSBC WORLD SELECTION FUNDS        43

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2013 were as follows:

Fund	Purchases($)	Sales($)
Aggressive Strategy Fund	5,093,809	6,713,132
Balanced Strategy Fund	14,292,199	20,104,586
Moderate Strategy Fund	11,329,834	14,951,499
Conservative Strategy Fund	6,164,269	6,937,692
Income Strategy Fund	1,007,422	523,784

     Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2013 totaled:

Fund	Contributions($)	Withdrawals($)
Aggressive Strategy Fund	1,954,968	5,160,230
Balanced Strategy Fund	5,876,909	16,216,761
Moderate Strategy Fund	4,470,891	11,596,026
Conservative Strategy Fund	2,898,142	5,364,850

6. Federal Income Tax Information:

     At October 31, 2013, the cost basis of securities (which excludes investments in the Affiliated Portfolios) for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost($)	Appreciation($)	Depreciation($)	(Depreciation)($)
Aggressive Strategy Fund	14,161,086	2,231,796	(58,914)	2,172,882
Balanced Strategy Fund	42,375,327	4,599,486	(1,102,931)	3,496,555
Moderate Strategy Fund	39,746,871	3,161,982	(1,131,768)	2,030,214
Conservative Strategy Fund	20,522,237	1,149,918	(475,852)	674,066
Income Strategy Fund	1,342,001	23,252	(28,634)	(5,382)

     The tax character of dividends paid by the World Selection Funds as of the tax year ended October 31, 2013, was as follows:

	Dividends paid from
		Net Long Term	Total Taxable	Return of	Total Dividends
	Ordinary Income($)	Capital Gains($)	Dividends($)	Capital($)	Paid($)(1)
Aggressive Strategy Fund	31,802	—	31,802	—	31,802
Balanced Strategy Fund	755,006	—	755,006	—	755,006
Moderate Strategy Fund	838,380	—	838,380	—	838,380
Conservative Strategy Fund	403,395	—	403,395	—	403,395
Income Strategy Fund	27,813	—	27,813	—	27,813

44       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

     The tax character of dividends paid by the World Selection Funds as of the tax year ended October 31, 2012, was as follows:

	Dividends paid from
		Net Long Term	Total Taxable	Return of	Total Dividends
	Ordinary Income($)	Capital Gains($)	Dividends($)	Capital($)	Paid($)(1)
Aggressive Strategy Fund	92,405	—	92,405	—	92,405
Balanced Strategy Fund	1,541,114	—	1,541,114	—	1,541,114
Moderate Strategy Fund	1,134,889	—	1,134,889	—	1,134,889
Conservative Strategy Fund	556,629	—	556,629	—	556,629
Income Strategy Fund	2,407	—	2,407	—	2,407
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

     As of the tax year ended October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis for the World Selection Funds were as follows:

								Total
	Undistributed	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Tax Exempt	Long Term	Accumulated	Dividends	Capital and	Appreciation/	Earnings/
	Income($)	Income($)	Capital Gains($)	Earnings($)	Payable($)	Other Losses($)	(Depreciation)($)(1)	(Deficit)($)
Aggressive Strategy Fund	19,139	—	1,042,364	1,061,503	—	—	2,987,938	4,049,441
Balanced Strategy Fund	561,014	—	2,808,513	3,369,527	—	—	5,223,256	8,592,783
Moderate Strategy Fund	70,957	—	1,711,810	1,782,767	—	—	3,090,901	4,873,668
Conservative Strategy Fund	122,965	—	550,496	673,461	—	—	1,003,008	1,676,469
Income Strategy Fund	17,522	—	7,386	24,908	—	—	(5,382)	19,526
____________________

(1)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

     During the latest tax year ended October 31, 2013, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Amount ($)
Aggressive Strategy Fund	290,415
Balanced Strategy Fund	265,735
Moderate Strategy Fund	472,739
Conservative Strategy Fund	126,294

7. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

HSBC WORLD SELECTION FUNDS       45

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
HSBC Funds:

We have audited the accompanying statements of assets and liabilities of HSBC World Selection Funds – Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund (the Funds), including the schedules of portfolio investments, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, transfer agents, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 27, 2013

46       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Other Federal Income Tax Information—as of October 31, 2013 (Unaudited)

     During the year ended October 31, 2013, the following World Selection Fund declared capital gain distributions:

	Short Term Capital Gain	Long Term Capital Gain
	Distributions ($)	Distributions ($)
Income Strategy Fund	6,075	—

     For the year ended October 31, 2013, the following percentages of the total ordinary income dividends paid by the World Selection Funds qualify for the corporate dividends received deduction available to corporate shareholders:

Dividends Received Deduction (%)
Aggressive Strategy Fund	100.00
Balanced Strategy Fund	31.18
Moderate Strategy Fund	22.42
Conservative Strategy Fund	12.05
Income Strategy Fund	6.05

     For the year ended October 31, 2013, dividends paid by the World Selection Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The World Selection Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV:

Qualified Dividend Income (%)
Aggressive Strategy Fund	100.00
Balanced Strategy Fund	44.11
Moderate Strategy Fund	45.85
Conservative Strategy Fund	22.80
Income Strategy Fund	6.86

HSBC WORLD SELECTION FUNDS       47

HSBC WORLD SELECTION FUNDS
Table of Shareholder Expenses—as of October 31, 2013 (Unaudited)

     As a shareholder of the World Selection Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or shareholder servicing fees and other World Selection Fund expenses (including expenses allocated from the Portfolios). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the World Selection Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled ”Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/13	10/31/13	5/1/13 - 10/31/13	5/1/13 - 10/31/13
Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,086.50	$7.99	1.52%
	Class B Shares	1,000.00	1,082.40	11.91	2.27%
	Class C Shares	1,000.00	1,082.00	11.91	2.27%
Balanced Strategy Fund	Class A Shares	1,000.00	1,051.10	5.48	1.06%
	Class B Shares	1,000.00	1,047.50	9.39	1.82%
	Class C Shares	1,000.00	1,047.40	9.39	1.82%
Moderate Strategy Fund	Class A Shares	1,000.00	1,026.50	5.67	1.11%
	Class B Shares	1,000.00	1,023.30	9.49	1.86%
	Class C Shares	1,000.00	1,022.90	9.48	1.86%
Conservative Strategy Fund	Class A Shares	1,000.00	1,004.50	6.62	1.31%
	Class B Shares	1,000.00	1,001.50	10.39	2.06%
	Class C Shares	1,000.00	1,001.70	10.44	2.07%
Income Strategy Fund	Class A Shares	1,000.00	985.30	7.51	1.50%
	Class B Shares	1,000.00	981.60	11.24	2.25%
	Class C Shares	1,000.00	980.80	11.23	2.25%
____________________

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

48       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Table of Shareholder Expenses—as of October 31, 2013 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the World Selection Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the World Selection Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/13	10/31/13	5/1/13 - 10/31/13	5/1/13 - 10/31/13
Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,017.54	$7.73	1.52%
	Class B Shares	1,000.00	1,013.76	11.52	2.27%
	Class C Shares	1,000.00	1,013.76	11.52	2.27%
Balanced Strategy Fund	Class A Shares	1,000.00	1,019.86	5.40	1.06%
	Class B Shares	1,000.00	1,016.03	9.25	1.82%
	Class C Shares	1,000.00	1,016.03	9.25	1.82%
Moderate Strategy Fund	Class A Shares	1,000.00	1,019.61	5.65	1.11%
	Class B Shares	1,000.00	1,015.83	9.45	1.86%
	Class C Shares	1,000.00	1,015.83	9.45	1.86%
Conservative Strategy Fund	Class A Shares	1,000.00	1,018.60	6.67	1.31%
	Class B Shares	1,000.00	1,014.82	10.46	2.06%
	Class C Shares	1,000.00	1,014.77	10.51	2.07%
Income Strategy Fund	Class A Shares	1,000.00	1,017.64	7.63	1.50%
	Class B Shares	1,000.00	1,013.86	11.42	2.25%
	Class C Shares	1,000.00	1,013.86	11.42	2.25%
____________________

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

HSBC WORLD SELECTION FUNDS       49

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2013

Common Stocks – 98.9%

	Shares	Value ($)
Aerospace & Defense – 3.1%
Precision Castparts Corp.	6,300	1,596,735
United Technologies Corp.	11,250	1,195,312
		2,792,047
Airlines – 0.7%
Delta Air Lines, Inc.	23,050	608,059
Auto Components – 1.2%
BorgWarner, Inc.	10,200	1,051,926
Biotechnology – 9.1%
Alexion Pharmaceuticals, Inc. (a)	7,300	897,535
Amgen, Inc.	13,850	1,606,600
Biogen Idec, Inc. (a)	6,900	1,684,911
Celgene Corp. (a)	14,050	2,086,284
Gilead Sciences, Inc. (a)	25,650	1,820,894
		8,096,224
Capital Markets – 3.7%
BlackRock, Inc.	5,365	1,613,846
Morgan Stanley	45,900	1,318,707
The Charles Schwab Corp.	13,800	312,570
		3,245,123
Chemicals – 4.1%
Ecolab, Inc.	9,500	1,007,000
Monsanto Co.	25,149	2,637,627
		3,644,627
Communications Equipment – 1.5%
F5 Networks, Inc. (a)	6,200	505,362
Qualcomm, Inc.	12,350	857,955
		1,363,317
Computers & Peripherals – 3.1%
Apple, Inc.	5,210	2,721,444
Diversified Financial Services – 1.2%
American Express Co.	13,100	1,071,580
Energy Equipment & Services – 1.5%
Schlumberger Ltd.	14,000	1,312,080
Food & Staples Retailing – 2.4%
Costco Wholesale Corp.	6,900	814,200
CVS Caremark Corp.	15,400	958,804
Whole Foods Market, Inc.	5,400	340,902
		2,113,906
Health Care Providers & Services – 0.9%
Catamaran Corp. (a)	16,400	770,144
Health Care Technology – 1.7%
athenahealth, Inc. (a)	3,600	480,636
Cerner Corp. (a)	18,000	1,008,540
		1,489,176
Hotels, Restaurants & Leisure – 3.8%
Chipotle Mexican Grill, Inc. (a)	1,170	616,555
Starbucks Corp.	23,200	1,880,360
Wynn Resorts Ltd.	5,200	864,500
		3,361,415
Internet & Catalog Retail – 6.8%
Amazon.com, Inc. (a)	8,235	2,997,787
Priceline.com, Inc. (a)	2,920	3,077,184
		6,074,971
Internet Software & Services – 9.4%
Baidu, Inc. (a)	4,400	707,960
eBay, Inc. (a)	30,150	1,589,206
Facebook, Inc., Class A(a)	35,100	1,764,126
Google, Inc., Class A(a)	3,550	3,658,559
LinkedIn Corp., Class A(a)	2,900	648,643
		8,368,494
IT Services – 6.3%
Cognizant Technology Solutions Corp.,
Class A(a)	12,100	1,051,853
MasterCard, Inc., Class A	1,955	1,401,930
Visa, Inc., Class A	16,100	3,166,387
		5,620,170
Machinery – 2.7%
Danaher Corp.	33,000	2,378,970
Media – 5.0%
CBS Corp., Class B	19,600	1,159,144
Liberty Global plc, Class A(a)	11,700	916,929
The Walt Disney Co.	14,400	987,696
Twenty-First Century Fox, Inc., Class A	39,750	1,354,680
		4,418,449
Oil, Gas & Consumable Fuels – 4.1%
EOG Resources, Inc.	4,300	767,120
Noble Energy, Inc.	14,000	1,049,020
Pioneer Natural Resources Co.	4,700	962,466
Range Resources Corp.	11,400	863,094
		3,641,700
Personal Products – 1.1%
The Estee Lauder Cos., Inc., Class A	13,150	933,124
Pharmaceuticals – 2.1%
Bristol-Myers Squibb Co.	15,400	808,808
Zoetis, Inc.	34,000	1,076,440
		1,885,248
Real Estate Investment Trusts (REITs) – 1.5%
American Tower Corp.	16,700	1,325,145
Road & Rail – 4.1%
The Kansas City Southern Railway Co.	3,600	437,472
Union Pacific Corp.	21,150	3,202,110
		3,639,582

50	HSBC PORTFOLIOS	See notes to financial statements.

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2013 (continued)

Common Stocks, continued

	Shares	Value ($)
Semiconductors & Semiconductor Equipment – 3.0%
Applied Materials, Inc.	47,800	853,230
ARM Holdings plc ADR	20,100	948,519
NXP Semiconductors NV (a)	21,250	895,050
		2,696,799
Software – 3.4%
Salesforce.com, Inc. (a)	47,150	2,515,924
ServiceNow, Inc. (a)	8,700	475,107
		2,991,031
Specialty Retail – 5.9%
Best Buy Co., Inc.	7,350	314,580
Dollar General Corp. (a)	22,300	1,288,494
Lowe’s Cos., Inc	22,300	1,110,094
Ross Stores, Inc.	12,600	974,610
Ulta Salon, Cosmetics & Fragrance,
Inc. (a)	11,700	1,507,545
		5,195,323
Textiles, Apparel & Luxury Goods – 3.1%
Lululemon Athletica, Inc. (a)	8,500	586,925
NIKE, Inc., Class B	18,300	1,386,408
Ralph Lauren Corp.	4,900	811,636
		2,784,969
Trading Companies & Distributors – 1.0%
W. W. Grainger, Inc.	3,365	905,084
Wireless Telecommunication Services – 1.4%
SBA Communications Corp.,
Class A(a)	14,250	1,246,448
TOTAL COMMON STOCKS
(COST $62,689,144)		87,746,575

Investment Companies – 0.7%

Northern Institutional Diversified Assets
Portfolio, Institutional Shares,
0.01% (b)	606,946	606,946
TOTAL INVESTMENT COMPANIES
(COST $606,946)		606,946
TOTAL INVESTMENT SECURITIES
(COST $63,296,090) — 99.6%		88,353,521
___________________

Percentages indicated are based on net assets of $88,684,466.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2013.

ADR American Depositary Receipt

See notes to financial statements.	HSBC PORTFOLIOS	51

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2013

Common Stocks – 96.4%

	Shares	Value ($)

Aerospace & Defense – 3.1%
BE Aerospace, Inc. (a)	46,990	3,813,708
TransDigm Group, Inc.	22,385	3,255,003
		7,068,711
Auto Components – 1.5%
Gentex Corp.	114,150	3,360,576
Biotechnology – 4.9%
ACADIA Pharmaceuticals, Inc. (a)	102,800	2,336,644
Alkermes plc (a)	124,810	4,392,064
Cubist Pharmaceuticals, Inc. (a)	72,520	4,496,240
		11,224,948
Capital Markets – 1.6%
Raymond James Financial, Inc.	77,760	3,549,744
Chemicals – 6.2%
Celanese Corp., Series A	19,010	1,064,750
Cytec Industries, Inc.	35,570	2,955,511
Huntsman Corp.	153,470	3,563,573
Rockwood Holdings, Inc.	42,700	2,700,775
The Scotts Mircale-Gro Co.	63,830	3,748,098
		14,032,707
Commercial Banks – 2.8%
Comerica, Inc.	59,470	2,575,051
First Republic Bank	74,640	3,811,865
		6,386,916
Commercial Services & Supplies – 1.6%
Waste Connections, Inc.	83,135	3,553,190
Communications Equipment – 0.7%
JDS Uniphase Corp. (a)	118,500	1,551,165
Construction Materials – 0.7%
Martin Marietta Materials, Inc.	17,245	1,691,562
Containers & Packaging – 2.7%
Crown Holdings, Inc. (a)	48,790	2,127,244
Packaging Corp. of America	65,400	4,073,112
		6,200,356
Distributors – 1.1%
LKQ Corp. (a)	78,070	2,578,652
Diversified Consumer Services – 1.5%
Service Corp. International	188,540	3,395,605
Electrical Equipment – 2.7%
Generac Holdings, Inc.	43,690	2,156,102
Hubbell, Inc., Class B	36,500	3,925,210
		6,081,312
Electronic Equipment, Instruments & Components – 0.6%
IPG Photonics Corp.	19,110	1,266,420
Energy Equipment & Services – 1.9%
Rowan Cos. plc, Class A(a)	116,860	4,216,309
Health Care Equipment & Supplies – 3.7%
ArthroCare Corp. (a)	61,740	2,311,546
IDEXX Laboratories, Inc. (a)	30,700	3,311,302
Wright Medical Group, Inc. (a)	99,300	2,697,981
		8,320,829
Health Care Providers & Services – 1.9%
Community Health Systems, Inc.	96,490	4,209,859
Health Care Technology – 0.8%
Allscripts Healthcare Solutions, Inc. (a)	134,470	1,859,720
Hotels, Restaurants & Leisure – 1.8%
Arcos Dorados Holdings, Inc., Class A	113,250	1,363,530
Brinker International, Inc.	63,240	2,809,121
		4,172,651
Household Durables – 5.4%
Harman International Industries, Inc.	29,540	2,393,331
Jarden Corp. (a)	70,115	3,881,566
NVR, Inc. (a)	2,427	2,226,336
Taylor Morrison Home Corp., Class A(a)	95,750	2,129,480
Tempur Sealy International, Inc. (a)	44,480	1,705,808
		12,336,521
Insurance – 1.9%
Everest Re Group Ltd.	10,390	1,597,358
Genworth Financial, Inc., Class A(a)	194,860	2,831,316
		4,428,674
Internet Software & Services – 2.6%
MercadoLibre, Inc.	24,020	3,233,933
Pandora Media, Inc. (a)	105,680	2,655,738
		5,889,671
IT Services – 6.9%
Alliance Data Systems Corp. (a)	29,245	6,932,820
FleetCor Technologies, Inc. (a)	29,575	3,411,476
Genpact Ltd. (a)	111,310	2,207,277
Total System Services, Inc.	100,930	3,010,742
		15,562,315
Life Sciences Tools & Services – 3.3%
Covance, Inc. (a)	35,000	3,124,100
Mettler-Toledo International, Inc. (a)	18,120	4,483,975
		7,608,075
Machinery – 2.1%
Lincoln Electric Holdings, Inc.	34,780	2,408,167
The Timken Co.	44,450	2,347,405
		4,755,572
Media – 1.6%
Manchester United plc, Class A(a)	84,360	1,375,068
Nexstar Broadcasting Group, Inc.,
Class A	51,270	2,275,875
		3,650,943

52	HSBC PORTFOLIOS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2013 (continued)

Common Stocks, continued

	Shares	Value ($)
Oil, Gas & Consumable Fuels – 5.0%
CONSOL Energy, Inc.	72,100	2,631,650
Denbury Resources, Inc. (a)	140,980	2,677,210
Tesoro Corp.	124,510	6,087,294
		11,396,154
Pharmaceuticals – 2.7%
ViroPharma, Inc. (a)	157,970	6,132,395
Professional Services – 2.0%
IHS, Inc., Class A(a)	22,515	2,455,261
Robert Half International, Inc.	56,730	2,185,807
		4,641,068
Real Estate Investment Trusts (REITs) – 1.1%
Starwood Property Trust, Inc.	96,270	2,473,176
Real Estate Management & Development – 1.1%
Jones Lang LaSalle, Inc.	25,440	2,421,888
Road & Rail – 1.3%
Landstar System, Inc.	52,290	2,891,114
Semiconductors & Semiconductor Equipment – 3.0%
Avago Technologies Ltd.	37,670	1,711,348
NXP Semiconductors NV (a)	80,230	3,379,288
Skyworks Solutions, Inc. (a)	66,800	1,722,104
		6,812,740
Software – 3.2%
Concur Technologies, Inc. (a)	21,270	2,224,842
Informatica Corp. (a)	58,240	2,248,064
QLIK Technologies, Inc. (a)	108,820	2,757,499
		7,230,405
Specialty Retail – 8.1%
Best Buy Co., Inc.	118,510	5,072,228
GNC Holdings, Inc., Class A	30,610	1,800,480
Signet Jewelers Ltd.	45,130	3,369,406
Tractor Supply Co.	35,170	2,509,380
Urban Outfitters, Inc. (a)	93,210	3,530,795
Williams-Sonoma, Inc.	42,094	2,207,409
		18,489,698
Trading Companies & Distributors – 3.3%
United Rentals, Inc. (a)	47,670	3,079,005
WESCO International, Inc. (a)	52,080	4,450,757
		7,529,762
TOTAL COMMON STOCKS
(COST $167,155,410)		218,971,403

Investment Companies – 2.9%

Northern Institutional Government
Select Portfolio, Institutional Shares,
0.01% (b)	6,563,134	6,563,134
TOTAL INVESTMENT COMPANIES
(COST $6,563,134)		6,563,134
TOTAL INVESTMENT SECURITIES
(COST $173,718,544) — 99.3%		225,534,537
____________________

Percentages indicated are based on net assets of $227,068,664.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2013.

See notes to financial statements.	HSBC PORTFOLIOS	53

HSBC PORTFOLIOS

Statements of Assets and Liabilities—as of October 31, 2013

	Growth	Opportunity
	Portfolio	Portfolio
Assets:
Investments in non-affiliates, at value	$88,353,521	$225,534,537
Dividends receivable	19,861	32,244
Receivable for investments sold	1,517,261	2,269,970
Prepaid expenses	594	1,339
Total Assets	89,891,237	227,838,090

Liabilities:
Payable for investments purchased	1,134,982	584,366
Accrued expenses and other liabilities:
Investment Management	49,082	150,660
Administration	2,318	5,839
Compliance Services	8	27
Accounting	212	223
Custodian	5,200	6,773
Trustee	83	346
Other	14,886	21,192
Total Liabilities	1,206,771	769,426

Applicable to investors’ beneficial interest	$88,684,466	$227,068,664
Total Investments, at cost	$63,296,090	$173,718,544

54	HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS

Statements of Operations—For the year ended October 31, 2013

	Growth	Opportunity
	Portfolio	Portfolio
Investment Income:
Dividends	$975,963	$1,973,053
Total Investment Income	975,963	1,973,053

Expenses:
Investment Management	472,689	1,486,877
Administration	26,895	58,975
Accounting	44,063	44,249
Compliance Services	719	1,518
Custodian	9,900	13,555
Printing	1,791	4,180
Professional	20,043	25,426
Trustee	2,176	4,700
Other	4,584	9,513
Total Expenses	582,860	1,648,993

Net Investment Income (Loss)	393,103	324,060

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	12,024,769	24,604,589
Change in unrealized appreciation/depreciation on investments	11,744,016	30,628,121

Net realized/unrealized gains (losses) from investments	23,768,785	55,232,710
Change In Net Assets Resulting From Operations	$24,161,888	$55,556,770

See notes to financial statements.	HSBC PORTFOLIOS	55

HSBC PORTFOLIOS

Statements of Changes in Net Assets

	Growth		Opportunity
	Portfolio		Portfolio
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012
Investment Activities:
Operations:
Net investment income (loss)	$393,103	$116,496	$324,060	$224,890
Net realized gains (losses) from investments	12,024,769	12,654,581	24,604,589	8,826,465
Change in unrealized appreciation/depreciation
from investments	11,744,016	(6,525,872)	30,628,121	8,291,618
Change in net assets resulting from operations	24,161,888	6,245,205	55,556,770	17,342,973
Proceeds from contributions	5,010,619	10,142,030	37,719,433	15,884,698
Value of withdrawals	(19,506,375)	(42,657,788)	(16,266,064)	(24,493,548)
Change in net assets resulting from transactions
in investors’ beneficial interest	(14,495,756)	(32,515,758)	21,453,369	(8,608,850)
Change in net assets	9,666,132	(26,270,553)	77,010,139	8,734,123

Net Assets:
Beginning of period	79,018,334	105,288,887	150,058,525	141,324,402
End of period	$88,684,466	$79,018,334	$227,068,664	$150,058,525

56	HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Ratios/Supplementary Data
					Ratios of
				Ratio of Net	Expenses
			Ratio of Net	Investment	to Average
		Net Assets at	Expenses to	Income (Loss)	Net Assets
	Total	End of Period	Average Net	to Average Net	(Excluding Fee	Portfolio
	Return	(000’s)	Assets	Assets	Reductions)	Turnover
GROWTH PORTFOLIO
Year Ended October 31, 2009	19.31%	$88,163	0.69%	0.17%	0.69%	66%
Year Ended October 31, 2010	20.34%	$98,751	0.68%	(0.04)%	0.68%	89%
Year Ended October 31, 2011	11.07%	$105,289	0.66%	0.07%	0.66%	56%
Year Ended October 31, 2012	7.18%	$79,018	0.71%	0.13%	0.71%	53%
Year Ended October 31, 2013	32.84%	$88,684	0.69%	0.46%	0.69%	75%
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2009	15.41%	$129,748	0.90%	(0.37)%	0.90%	65%
Year Ended October 31, 2010	28.74%	$139,402	0.89%	(0.35)%	0.89%	68%
Year Ended October 31, 2011	12.40%	$141,324	0.88%	0.05%	0.88%	69%
Year Ended October 31, 2012	12.71%	$150,059	0.91%	0.15%	0.91%	59%
Year Ended October 31, 2013	34.84%	$227,069	0.89%	0.17%	0.89%	70%

See notes to financial statements.	HSBC PORTFOLIOS	57

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2013

1. Organization:

     The HSBC Portfolios (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name
HSBC Growth Portfolio	Growth Portfolio
HSBC Opportunity Portfolio	Opportunity Portfolio

     The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolios.

     The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Family of Funds, which also includes the HSBC Advisor Funds Trust and HSBC Funds (collectively, the “Trusts”). Financial statements for all other funds of the Trusts are published separately.

     Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust enters into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Expense Allocations:

     Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among the applicable portfolios or funds within the Trusts in relation to net assets or on another reasonable basis.

58	HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements — as of October 31, 2013 (continued)

Federal Income Taxes:

     Each Portfolio will be treated as a partnership for U.S. federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies.

     Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

New Accounting Pronouncements:

     In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the entity’s financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Portfolios’ financial statements.

3. Investment Valuation Summary:

     The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Portfolios determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

     Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

     Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

HSBC PORTFOLIOS       59

HSBC PORTFOLIOS
Notes to Financial Statements — as of October 31, 2013 (continued)

     Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

     Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Portfolio Trust’s policy is intended to result in a calculation of a Portfolio’s net asset value that fairly reflects security values as of the time of pricing, the Portfolio Trust cannot ensure that fair values determined would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by a Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

     For the year ended October 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

     The following is a summary of the valuation inputs used as of October 31, 2013 in valuing the Portfolios’ investments based upon the three levels defined above. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Portfolio:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Portfolio
Investment Securities:
Common Stocks	87,746,575	—	—	87,746,575
Investment Companies	606,946	—	—	606,946
Total Investment Securities	88,353,521	—	—	88,353,521

Opportunity Portfolio
Investment Securities:
Common Stocks	218,971,403	—	—	218,971,403
Investment Companies	6,563,134	—	—	6,563,134
Total Investment Securities	225,534,537	—	—	225,534,537

4. Related Party Transactions and Other Agreements:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, Inc. (“Winslow”) and Westfield Capital Management Company, L.P. (“Westfield”) serve as subadvisers for the Growth Portfolio and Opportunity Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

60       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements — as of October 31, 2013 (continued)

     For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated
with HSBC:	Fee Rate(%)*
Up to $250 million	0.575
In excess of $250 million but not exceeding $500 million	0.525
In excess of $500 million but not exceeding $750 million	0.475
In excess of $750 million but not exceeding $1 billion	0.425
In excess of $1 billion	0.375
____________________

*	The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

     For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

Administration:

     HSBC serves the Portfolios as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Portfolios (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly at an annual rate of:

Based on Combined Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts, however, the assets of the funds of the HSBC Funds and HSBC Advisor Funds Trust that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the funds of the HSBC Funds and HSBC Advisor Funds Trust, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new portfolios, minus 0.02% which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $287,560 for the year ended October 31, 2013, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Fund Accounting:

     Citi provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

HSBC PORTFOLIOS       61

HSBC PORTFOLIOS
Notes to Financial Statements — as of October 31, 2013 (continued)

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2013 were as follow:

	Purchases ($)	Sales ($)
Growth Portfolio	62,055,996	74,114,396
Opportunity Portfolio	144,039,393	126,127,698

     For the year ended October 31, 2013, there were no long-term U.S. government securities held by the Portfolio Trust.

6. Federal Income Tax Information:

     At October 31, 2013, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Growth Portfolio	59,903,953	28,711,719	(262,151)	28,449,568
Opportunity Portfolio	174,027,654	53,521,776	(2,014,893)	51,506,883
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

62       HSBC PORTFOLIOS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
HSBC Portfolios:

We have audited the accompanying statements of assets and liabilities of HSBC Portfolios – HSBC Growth Portfolio and HSBC Opportunity Portfolio (the Funds), including the schedules of portfolio investments, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 27, 2013

HSBC PORTFOLIOS       63

HSBC PORTFOLIOS
Table of Shareholder Expenses — as of October 31, 2013 (continued)

     As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses.

     These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/13	10/31/13	5/1/13 - 10/31/13	5/1/13 - 10/31/13
Growth Portfolio	$1,000.00	$1,170.40	$3.61	0.66%
Opportunity Portfolio	1,000.00	1,139.50	4.75	0.88%

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/13	10/31/13	5/1/13 - 10/31/13	5/1/13 - 10/31/13
Growth Portfolio	$1,000.00	$1,021.88	$3.36	0.66%
Opportunity Portfolio	1,000.00	1,020.77	4.48	0.88%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio's annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

64       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

     The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Family of Funds. The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in
	Position(s)	Term of Office		Fund Complex	Other
Name,	Held with	and Length of	Principal Occupation(s)	Overseen By	Directorships
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	Held by Trustee
NON-INTERESTED
TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 58	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	21	None

SUSAN C. GAUSE P.O. Box 182845 Columbus, OH 43218-3035 Age: 60	Trustee	Indefinite; 2013 to present	Since 2003, Private Investor; Independent Trustee of Met Investors Series Trust (2008-2012); Chief Executive Officer, Dresdner RCM Global Investors and Allianz Dresdner Asset Management (2000-2002); Board Member of Dresdner Global Asset Management Board (2000-2002); Chief Operating Officer and Senior Managing Director of Dresdner RCM Global Investors (1998-2000)	21	Since 2012, Trustee, Metropolitan Series Fund

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 59	Trustee	Indefinite; 2008 to present	Private Investor (2000-present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	21	None

ALAN S. PARSOW P.O. Box 182845 Columbus, OH 43218-3035 Age: 63	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	21	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 67	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003-2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation	21	Overseas Shipholding Group (energy transportation); Ellington Financial LLC (NYSE listed financial services) Ellington Residential Mortgage REIT (NYSE listed real estate investment trust)

MICHAEL SEELY P.O. Box 182845 Columbus, OH 43218-3035 Age: 68	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003-present); General Partner, Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981-2003)	21	None

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 50	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011-present); President and CEO, Fisher Francis Trees & Watts (“FFTW”) (investment advisor), February 2008-June 2011; Head of Client Service, Business Development and Marketing Group, FFTW (October 1999-February 2008)	21	None
____________________

*	Includes the Trust, the HSBC Advisor Fund Trust and the HSBC Portfolios.

HSBC PORTFOLIOS       65

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	with Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 55	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 - present)

STEPHEN SIVILLO 452 Fifth Avenue New York, NY 10018 Age: 42	Vice President	One year; 2010 to present

Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2010 - present); Chief Compliance Officer, Managers Funds (2009 – 2010); Director, Mutual Fund Compliance, AllianceBernstein (2007-2009)

TY EDWARDS* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 47	Treasurer	One year; 2010 to present	Senior Vice President, Citi Fund Services (2010–present); Director, Product Management, Columbia Management (2007-2009); Deputy Treasurer, Columbia Funds, (2006-2007)

JENNIFER A. ENGLISH* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 41	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 - present)

FREDERICK J. SCHMIDT* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 54	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 - present)
____________________

*	Mr. Edwards, Mr. Schmidt, and Ms. English also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

66       HSBC PORTFOLIOS

     Other Information (Unaudited):

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

     An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC PORTFOLIOS       67

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Growth Portfolio
Winslow Capital Management, LLC
4720 IDS Tower
80 South Eighth Street
Minneapolis, MN 55402

HSBC Opportunity Portfolio
Westfield Capital Management Company, L.P.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

HSB-AR-WS-1213	12/13

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2013

EQUITY FUNDS	Class A	Class B	Class C	Class I
HSBC Growth Fund	HOTAX	HOTBX	HOTCX	HOTYX
HSBC Opportunity Fund	HSOAX	HOPBX	HOPCX	RESCX

HSBC Family of Funds
Annual Report - October 31, 2013

Glossary of Terms
President’s Message	4
Commentary From the Investment Manager	5
Portfolio Reviews	6
Portfolio Composition	10
Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	17
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Other Federal Income Tax Information	29
Table of Shareholder Expenses	30

HSBC Portfolios
Schedules of Portfolio Investments
HSBC Growth Portfolio	32
HSBC Opportunity Portfolio	34
Statements of Assets and Liabilities	36
Statements of Operations	37
Statements of Changes in Net Assets	38
Financial Highlights	39
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	45
Table of Shareholder Expenses	46
Board of Trustees and Officers	47
Other Information	49

Glossary of Terms

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Lipper Large-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged equity index which captures large and mid cap representation across Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the US and Canada). With 910 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Morgan Stanley Capital International Emerging Market (“MSCI EM”) Index is an unmanaged index that captures large and mid cap representation across 21 Emerging Markets (EM) countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. With 818 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

President’s Message

Dear Shareholder,

We are pleased to send to you the HSBC Funds annual report, covering the fiscal year ended October 31, 2013. This report contains detailed information about your Funds’ portfolio of investments and operating results. We encourage you to review it carefully.

This report includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. The portfolio manager commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

In closing, we would like to thank you for investing in the HSBC Funds. We continue to focus the HSBC Fund Family on investment solutions to assist our shareholders in reaching their financial goals. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

4       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

Economic growth picked up pace in developing economies throughout the world during the 12-month period between November 1, 2012 and October 31, 2013. Many major economies, including the United States, reported improved economic data during the period, indicating new momentum for a modest but sustained recovery. The U.S. equity markets made strong gains during the period, boosted by improvements in the labor and housing markets and healthy corporate profits. Markets continued to benefit from the Federal Reserve Board’s (the “Fed”) decision to maintain the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% and 0.25%. Economic headwinds remained, however, including relatively high unemployment in some areas, low consumer spending and reduced government spending caused by sequestration.

Investor confidence declined mid-year due in part to expectations that the Fed would begin tapering its bond purchasing program. Concerns about the impact of tapering diminished, however, when the Fed announced in September that it would delay winding down its stimulus efforts until the unemployment rate fell significantly lower. The first shutdown of the U.S. government in 17 years occurred in October. This political crisis, along with the related standoff over raising the country’s borrowing limit, was another factor weighing on investor sentiment. The uncertainty surrounding the crisis dragged on equities, although markets regained momentum once a political deal was struck that reopened the government and raised the debt ceiling. Broad U.S. stock market indices ended the period significantly above where they were positioned 12 months earlier.

Improving political circumstances in the eurozone and positive economic data helped boost stocks in developed economies across the world. The economies of both Japan and Europe transitioned out of recession. Progress was made toward alleviating the sovereign debt crisis in Europe. The European Central Bank’s aggressive efforts, including its government bond-buying program known as Outright Monetary Transactions, reassured investors. Still, many developments in Europe revealed ongoing economic weaknesses, including a controversial bailout in Cyprus, political uncertainty in Italy and high unemployment throughout the eurozone.

Economic growth in many emerging markets slowed during the period, as concerns grew about rising inflation and potential decreases in global liquidity. In addition, signs of softening in China’s economy led to a fall in commodity prices, which dragged on stocks throughout emerging markets. Central banks in both India and Brazil fought rising inflation by raising interest rates.

The recovery of the U.S. housing market remained robust. New home sales and housing starts increased, though the pace of growth slowed late in the period. Although the unemployment rate gradually edged downward, it remained well above pre-recession levels. Moreover, the number of long-term unemployed individuals, including those who dropped out of the labor market entirely, remained high. Real income grew at a modest pace, but consumer spending remained weak, consumer confidence dropped sharply and personal savings rates slowed. Economic activity in the manufacturing sector expanded during the period, though the rate of growth slowed.

U.S. Gross Domestic Product1 growth increased each quarter during the period, expanding at a rate of 0.1% during the fourth quarter of 2012 and quickening to a rate of 2.8% in the third quarter of 2013, according to preliminary estimates.

Market Review

The period began with U.S. markets retreating slightly due to the political face-off over the “fiscal cliff” and concerns about ongoing turmoil related to eurozone sovereign debt.

Equities then regained momentum in the first quarter of 2013 and began a steady rally that persisted through the duration of the period with only a few brief interruptions. The strong performance of equities was undeterred by uncertainty about government policy and concerns that the onset of automatic budget cuts—known as sequestration—would undermine economic growth. A political compromise that avoided the direst consequences of the fiscal cliff, along with improvement in the housing market, helped buoy investor confidence and fuel gains in the equity markets.

During the middle of the period equity prices fell as investors anticipated an imminent decrease in central bank liquidity. Stocks rebounded after the Fed delayed tapering its bond-purchasing program, with the S&P 500 Index1 hitting a then-record high following the announcement. Equities ended the period in a rally that was spurred by the political deal that partially resolved the government shutdown and a second standoff over the debt ceiling.

Small- and mid-cap stocks outperformed large-cap stocks during the period, and emerging markets generally underperformed developed economies. The Russell 2000® Index1 of small-company stocks returned 36.28% and the MSCI Emerging Market Index1 of emerging market stocks returned 6.90%.

Stocks in developed economies rose. Japanese equities performed well due to optimism regarding its central bank’s ambitious monetary easing schedule, which aimed to double the size of the monetary base over the next two years. International stocks made strong gains, slightly outperforming U.S. markets. The S&P 500 Index of large-company U.S. stocks returned 27.18% for the 12 months through October 2013. That compared to a 27.40% return for the MSCI EAFE Index1 of international stocks in developed markets.

Rising interest rates, widening credit spreads and uncertainty about government policy resulted in weak performance in the U.S. fixed-income market during the period. Yields on U.S. Treasury bonds increased during the period, sending prices lower. Investment-grade corporate bonds also declined. Investors sought the more attractive yields offered by high-yield corporate bonds and high-yield municipal bonds, which were among the best-performing fixed-income sectors during the period. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned -1.08% for the 12 months through October, while the Barclays U.S. Corporate High-Yield Bond Index1 returned 8.87%. Fixed-income markets in Europe generated modest returns, while fixed-income in emerging markets ended the period significantly lower, despite a modest rebound in the final months of the period.

1       For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       5

Portfolio Reviews (Unaudited)
HSBC Growth Fund
(Class A Shares, Class B Shares, Class C Shares and Class I Shares)

by Clark J. Winslow, CEO/Portfolio Manager
Justin H. Kelly, CFA, CIO/Portfolio Manager
Patrick M. Burton, Managing Director/Portfolio Manager
Winslow Capital Management, LLC

The HSBC Growth Fund (the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities of high-quality companies with market capitalization generally in excess of $2 billion, which the subadviser believes have the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Growth Portfolio (the “Portfolio”). The Portfolio employs Winslow Capital Management, LLC as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 32.17%* (without sales charge) for the Class A Shares and 32.49%* for the Class I Shares for the year ended October 31, 2013. That compared to a 28.30% total return for the Russell 1000® Growth Index1, the Fund’s primary performance benchmark, and a 29.24% total return for the Lipper Large-Cap Growth Funds Average1.

Portfolio Performance

Stocks performed well during the period as investors gained confidence that the U.S. economy was not headed back into recession and that the risk of sovereign default in Portugal, Spain, and Italy was receding. As concerns about systematic risk waned, company fundamentals returned as a main driver of equity prices. Stable, dividend-paying companies that had performed well in the riskier environment appeared relatively overvalued to the Fund’s portfolio managers later in the period. As a result, investors began to favor shares of smaller, growth-oriented companies, which outperformed their larger counterparts during the final four months of the period.

In this environment, the Fund outperformed its Russell benchmark primarily due to stock selection in the consumer discretionary and information technology sectors. For example, an investment in an online travel company that posted strong earnings contributed to the gains in the portfolio’s consumer discretionary holdings. Similarly, a cloud-based relationship company that reported strong earnings boosted performance among the portfolio’s information technology holdings.†

Moreover, the Fund benefited from moves made during the period to increase holdings of smaller, growth-oriented companies in anticipation of declining systematic risk. Additionally, a long-standing decision to underweight consumer staples boosted the Fund’s performance when the sector suffered as investors shifted away from defensive investments.†

However, sector-weighting decisions detracted from the Fund’s performance. For instance, an overweight position in the financial sector hurt the Fund when that sector underperformed. Stock selection in the financial and industrial sectors also detracted from the Fund’s returns. For example, legal risks caused an investment in a financial content and analytics provider to underperform, while an investment in a shipping and delivery company underperformed due to slower than anticipated overnight business. Both stocks were sold during the period.†

*

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Growth Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual					Expense
Fund Performance		Total Return (%)					Ratio (%)[6]
					Since
As of October 31, 2013	Inception Date	1 Year		5 Year	Inception		Gross	Net
HSBC Growth Fund Class A1	5/7/04[5]	25.64	[9]	16.06	7.87		1.40	1.20
HSBC Growth Fund Class B2	5/7/04[5]	27.16	[9]	16.36	7.93		2.15	1.95
HSBC Growth Fund Class C3	5/7/04[5]	30.15	[9]	16.36	7.64		2.15	1.95
HSBC Growth Fund Class I	5/7/04[5]	32.49	[9]	17.55	8.71		1.15	0.95
Russell 1000® Growth Index[4]	—	28.30		17.51	7.79	[7]	N/A	N/A
Lipper Large-Cap Growth Funds Average[4]	—	29.24		15.72	7.05	[8]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2014.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments. Investment in initial public offerings during the current fiscal year ended October 31, 2013 have benefited the Fund’s overall performance by approximately 0.06%. This effect on performance is not typical and may not continue in the future.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5	The HSBC Growth Fund was initially offered for purchase effective May 7, 2004; however, no shareholder activity occurred until May 10, 2004.
6	Reflects the expense ratios as reported in the prospectus dated February 28, 2013. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.20%, 1.95%, 1.95% and 0.95% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2014. Additional information pertaining to the October 31, 2013 expense ratios can be found in the financial highlights.
7	Return for the period May 10, 2004 to October 31, 2013.
8	Return for the period April 30, 2004 to October 31, 2013.
9	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       7

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund (Advisor)
(Class I Shares)
HSBC Opportunity Fund
(Class A Shares, Class B Shares and Class C Shares)

by William A. Muggia, Committee Lead/Portfolio Manager
Ethan J. Myers, CFA, Portfolio Manager
John M. Montgomery, Portfolio Manager
Hamlen Thompson, Portfolio Manager
Bruce N. Jacobs, CFA, Portfolio Manager
Westfield Capital Management Company, L.P.

The HSBC Opportunity Fund and HSBC Opportunity Fund (Advisor) (collectively the “Fund”) seek long-term growth of capital by investing in equity securities of small- and mid-cap companies. Small- and mid-cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index. The Fund may also invest in equity securities of larger, more established companies and may invest up to 20% of its assets in securities of foreign companies. The Fund employs a two-tier structure, commonly referred to as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, L.P. as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Small- to mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2013, the Class I Shares of the HSBC Opportunity Fund (Advisor) produced a 34.70%* total return, and the Class A Shares of the Fund produced a 34.02%* total return (without sales charge). The Russell 2500™ Growth Index1, the Fund’s primary performance benchmark, and the Lipper Mid-Cap Growth Funds Average1 returned 37.60% and 32.81%, respectively.

Portfolio Performance

U.S. equities continued to post strong returns for the period as investors brushed off concerns about interest rate volatility and worries about a potential U.S. government shutdown. The continuing stimulus efforts by the Federal Reserve, as well as signs of a gradually improving employment picture, helped boost investor confidence during the period. In this environment, small-cap stocks outperformed their large-cap counterparts. The information technology and financial sectors benefited the most from this growing confidence among investors, and were two of the strongest contributors to the Fund’s absolute returns.

The Fund lagged its benchmark for the period. Stock selection in the Fund’s energy holdings was a major detractor. In particular, the Fund was hurt by holdings of an oil field services company that underperformed when it missed analysts’ earnings expectations. The Fund’s sub-sector weighting in consumer discretionary further detracted from relative performance. An overweight position in the apparel retail sub-industry dragged on relative returns, as retailers were hurt by shifting consumer confidence during the period. The Fund was also hurt by underweight positions in Internet retailers and automobile manufacturers, which performed relatively well during the period.†

However, strong stock selection in the information technology and materials sectors helped offset a portion of the Fund’s underperformance. Shares of a payment processor that consistently exceeded earnings expectations provided the biggest boost to the Fund’s relative performance. In the materials sector, stock selection across multiple subsectors—namely paper packaging, commodity chemicals, and fertilizers and agricultural chemicals—contributed to the Fund’s relative performance. In particular, holdings of a cardboard packaging manufacturer contributed positively as that company executed a strategic acquisition near the end of the period, which helped boost its earnings.†

Furthermore, holdings of a specialty retail store and consumer electronics retailer helped offset some of the negative effects of sector weighting in the consumer discretionary sector. An underweight position in the gold sub-industry helped to boost the Fund’s relative performance, since gold prices fell, as investors grew more confident in the sustainability of the economic recovery.†

*

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund

The charts above represent a historical 10-year performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

			Average Annual		Expense
Fund Performance			Total Return (%)		Ratio (%)[5]
As of October 31, 2013	Inception Date	1 Year	5 Year	10 Year	Gross	Net
HSBC Opportunity Fund Class A1	9/23/96	27.35[6]	18.54	10.75	2.20	1.65
HSBC Opportunity Fund Class B2	1/6/98	29.10[6]	18.84	10.82	2.95	2.40
HSBC Opportunity Fund Class C3	11/4/98	32.15[6]	18.86	10.51	2.95	2.40
HSBC Opportunity Fund Class I†	9/3/96	34.70[6]	20.36	11.79	1.08	1.08
Russell 2500™ Growth Index[4]	—	37.60	20.87	9.85	N/A	N/A
Lipper Mid-Cap Growth Funds Average[4]	—	32.81	18.15	8.69	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2014 for Class A Shares, Class B Shares and Class C Shares.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

†	The Class I Shares are issued by a series of HSBC Advisor Funds Trust, also named the HSBC Opportunity Fund.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5

Reflects the expense ratios as reported in the prospectus dated February 28, 2013. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 1.65%, 2.40%, and 2.40% for Class A Shares, Class B Shares, and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2014. Additional information pertaining to the October 31, 2013 expense ratios can be found in the financial highlights.

6

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The Fund’s performance is measured against the Russell 2500™ Growth Index, an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       9

Portfolio Reviews
Portfolio Composition*
October 31, 2013 (Unaudited)

HSBC Growth Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Internet Software & Services	9.4
Biotechnology	9.1
Internet & Catalog Retail	6.8
IT Services	6.4
Specialty Retail	5.9
Media	5.0
Chemicals	4.1
Oil, Gas & Consumable Fuels	4.1
Road & Rail	4.1
Hotels, Restaurants & Leisure	3.8
Capital Markets	3.7
Software	3.4
Aerospace & Defense	3.2
Textiles, Apparel & Luxury Goods	3.2
Computers & Peripherals	3.1
Semiconductors & Semiconductor
Equipment	3.1
Machinery	2.7
Food & Staples Retailing	2.4
Pharmaceuticals	2.1
Health Care Technology	1.7
Communications Equipment	1.5
Real Estate Investment Trusts (REITs)	1.5
Energy Equipment & Services	1.5
Wireless Telecommunication Services	1.4
Diversified Financial Services	1.2
Auto Components	1.2
Personal Products	1.1
Trading Companies & Distributors	1.0
Health Care Providers & Services	0.9
Airlines	0.7
Investment Companies	0.7
100.0

HSBC Opportunity Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Specialty Retail	8.1
IT Services	6.8
Chemicals	6.2
Household Durables	5.5
Oil, Gas & Consumable Fuels	5.1
Biotechnology	5.0
Health Care Equipment & Supplies	3.7
Life Sciences Tools & Services	3.4
Trading Companies & Distributors	3.3
Software	3.2
Aerospace & Defense	3.1
Semiconductors & Semiconductor
Equipment	3.0
Investment Companies	2.9
Commercial Banks	2.8
Containers & Packaging	2.7
Pharmaceuticals	2.7
Electrical Equipment	2.7
Internet Software & Services	2.6
Machinery	2.1
Professional Services	2.1
Insurance	2.0
Energy Equipment & Services	1.9
Health Care Providers & Services	1.9
Hotels, Restaurants & Leisure	1.9
Media	1.6
Commercial Services & Supplies	1.6
Capital Markets	1.6
Diversified Consumer Services	1.5
Auto Components	1.5
Road & Rail	1.3
Distributors	1.1
Real Estate Investment Trusts (REITs)	1.1
Real Estate Management &
Development	1.1
Health Care Technology	0.8
Construction Materials	0.8
Communications Equipment	0.7
Electronic Equipment,
Instruments & Components	0.6
100.0
____________________

*	Portfolio composition is subject to change.

10       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities — as of October 31, 2013

			Opportunity
	Growth	Opportunity	Fund
	Fund	Fund	(Advisor)
Assets:
Investments in Affiliated Portfolios	$82,541,055	$15,489,119	$208,208,427
Receivable for capital shares issued	70,519	4,512	204,270
Receivable from Investment Adviser	—	5,872	—
Prepaid expenses	13,198	5,280	6,891
Total Assets	82,624,772	15,504,783	208,419,588

Liabilities:
Payable for capital shares redeemed	81,215	25,608	46,940
Accrued expenses and other liabilities:
Investment Management	22,883	—	—
Administration	1,730	320	4,306
Distribution	700	760	—
Shareholder Servicing	2,985	6,919	—
Compliance Services	8	1	24
Accounting	—	—	1
Transfer Agent	15,719	8,174	12,353
Trustee	92	21	322
Other	19,910	13,124	34,504
Total Liabilities	145,242	54,927	98,450
Net Assets	$82,479,530	$15,449,856	$208,321,138

Composition of Net Assets:
Capital	47,816,585	10,080,559	139,710,690
Accumulated net investment income (loss)	(99,109)	2,125	152,233
Accumulated net realized gains (losses) from investments	13,033,403	1,631,777	21,498,432
Unrealized appreciation/depreciation on investments	21,728,651	3,735,395	46,959,783
Net Assets	$82,479,530	$15,449,856	$208,321,138

Net Assets:
Class A Shares	$12,760,503	$14,258,647	$—
Class B Shares	492,917	480,139	—
Class C Shares	602,299	711,070	—
Class I Shares	68,623,811	—	208,321,138
	$82,479,530	$15,449,856	$208,321,138

Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	587,363	1,115,750	—
Class B Shares	25,459	48,629	—
Class C Shares	30,900	70,141	—
Class I Shares	3,099,018	—	12,062,607

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$21.73	$12.78	$—
Class B Shares(a)	$19.36	$9.87	$—
Class C Shares(a)	$19.49	$10.14	$—
Class I Shares	$22.14	$—	$17.27
Maximum Sales Charge - Class A Shares	5.00%	5.00%	—%
Maximum Offering Price per share
(Net Asset Value/(100%-maximum sales charge)) - Class A Shares	$22.87	$13.45	$—
____________________

(a)	Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC FAMILY OF FUNDS	11

HSBC FAMILY OF FUNDS

Statements of Operations — For the year ended October 31, 2013

			Opportunity
	Growth	Opportunity	Fund
	Fund	Fund	(Advisor)
Investment Income:
Investment Income from Affiliated Portfolios	$877,071	$138,747	$1,795,937
Expenses from Affiliated Portfolios	(525,304)	(115,917)	(1,500,945)
Total Investment Income	351,767	22,830	294,992

Expenses:
Administration:
Class A Shares	2,917	2,944	—
Class B Shares	130	119	—
Class C Shares	137	182	—
Class I Shares	15,792	—	42,091
Distribution:
Class B Shares	3,967	3,603	—
Class C Shares	4,117	5,447	—
Shareholder Servicing:
Class A Shares	29,132	28,974	—
Class B Shares	1,323	1,202	—
Class C Shares	1,372	1,808	—
Accounting	23,949	18,950	9,001
Audit	16,973	17,915	17,998
Compliance Services	649	109	1,426
Printing	77	2,382	6,617
Transfer Agent	96,259	50,527	64,598
Trustee	1,958	334	4,273
Registration fees	35,000	15,867	14,920
Other	11,412	4,676	20,266
Total expenses before fee reductions	245,164	155,039	181,190
Fees voluntarily reduced by Investment Adviser	—	(13,058)	—
Fees contractually reduced by Investment Adviser	(5,267)	(46,445)	—
Net Expenses	239,897	95,536	181,190

Net Investment Income (Loss)	111,870	(72,706)	113,802

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investment securities	9,661,220	1,860,103	22,059,925
Change in unrealized appreciation/depreciation on investments	11,851,661	2,027,660	28,194,578

Net realized/unrealized gains (losses) from investments	21,512,881	3,887,763	50,254,503
Change In Net Assets Resulting From Operations	$21,624,751	$3,815,057	$50,368,305
____________________

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

12	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Growth Fund		Opportunity Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012
Investment Activities:
Operations:
Net investment income (loss)	$111,870	$(133,004)	$(72,706)	$(67,015)
Net realized gains (losses) from investments	9,661,220	8,364,394	1,860,103	786,559
Change in unrealized appreciation/depreciation
on investments	11,851,661	(3,332,031)	2,027,660	610,433
Change in net assets resulting from operations	21,624,751	4,899,359	3,815,057	1,329,977

Dividends:
Net investment income:
Class I Shares	(77,975)	—	—	—
Net realized gains:
Class A Shares	(789,480)	—	(613,652)	(1,598,939)
Class B Shares	(47,389)	—	(37,922)	(93,318)
Class C Shares	(38,688)	—	(41,509)	(76,609)
Class I Shares	(4,180,730)	—	—	—
Change in net assets resulting from shareholder dividends	(5,134,262)	—	(693,083)	(1,768,866)
Change in net assets resulting from capital transactions	(4,356,680)	(8,338,642)	1,079,236	(429,918)
Change in net assets	12,133,809	(3,439,283)	4,201,210	(868,807)

Net Assets:
Beginning of period	70,345,721	73,785,004	11,248,646	12,117,453
End of period	$82,479,530	$70,345,721	$15,449,856	$11,248,646
Accumulated net investment income (loss)	$(99,109)	$(133,004)	$2,125	$(49,006)

See notes to financial statements.	HSBC FAMILY OF FUNDS	13

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Growth Fund		Opportunity Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$513,267	$871,476	$3,386,291	$772,149
Dividends reinvested	760,894	—	601,275	1,562,653
Value of shares redeemed	(2,349,534)	(5,909,138)	(2,790,702)	(2,900,653)
Class A Shares capital transactions	(1,075,373)	(5,037,662)	1,196,864	(565,851)

Class B Shares:
Proceeds from shares issued	18,851	111,305	22,345	69,230
Dividends reinvested	47,204	—	37,922	93,292
Value of shares redeemed	(290,302)	(516,256)	(182,066)	(160,269)
Class B Shares capital transactions	(224,247)	(404,951)	(121,799)	2,253

Class C Shares:
Proceeds from shares issued	51,639	261,486	365,351	112,981
Dividends reinvested	38,495	—	41,448	76,317
Value of shares redeemed	(81,414)	(42,587)	(402,628)	(55,618)
Class C Shares capital transactions	8,720	218,899	4,171	133,680

Class I Shares:
Proceeds from shares issued	9,187,688	17,658,774	—	—
Dividends reinvested	4,246,858	—	—	—
Value of shares redeemed	(16,500,326)	(20,773,702)	—	—
Class I Shares capital transactions	(3,065,780)	(3,114,928)	—	—
Change in net assets resulting from capital transactions	$(4,356,680)	$(8,338,642)	$1,079,236	$(429,918)

SHARE TRANSACTIONS:
Class A Shares:
Issued	27,668	49,445	295,105	77,300
Reinvested	45,103	—	59,888	175,974
Redeemed	(125,574)	(334,366)	(246,880)	(293,635)
Change in Class A Shares	(52,803)	(284,921)	108,113	(40,361)

Class B Shares:
Issued	1,163	6,924	2,603	8,496
Reinvested	3,120	—	4,862	13,196
Redeemed	(17,588)	(31,749)	(21,126)	(20,335)
Change in Class B Shares	(13,305)	(24,825)	(13,661)	1,357

Class C Shares:
Issued	3,117	16,065	40,827	14,173
Reinvested	2,526	—	5,175	10,526
Redeemed	(4,667)	(2,629)	(42,252)	(6,916)
Change in Class C Shares	976	13,436	3,750	17,783

Class I Shares:
Issued	491,350	981,882	—	—
Reinvested	247,171	—	—	—
Redeemed	(859,037)	(1,163,041)	—	—
Change in Class I Shares	(120,516)	(181,159)	—	—

14	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund (Advisor)
	For the	For the
	year ended	year ended
	October 31, 2013	October 31, 2012
Investment Activities:
Operations:
Net investment income (loss)	$113,802	$(19,624)
Net realized gains (losses) from investments	22,059,925	7,509,207
Change in unrealized appreciation/depreciation on investments	28,194,578	7,623,444
Change in net assets resulting from operations	50,368,305	15,113,027

Dividends:
Net realized gains:
Class I Shares	(6,472,825)	(18,686,312)
Change in net assets resulting from shareholder dividends	(6,472,825)	(18,686,312)
Change in net assets resulting from capital transactions	29,328,028	16,653,597
Change in net assets	73,223,508	13,080,312

Net Assets:
Beginning of period	135,097,630	122,017,318
End of period	$208,321,138	$135,097,630
Accumulated net investment income (loss)	$152,233	$38,431

See notes to financial statements.	HSBC FAMILY OF FUNDS	15

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund (Advisor)
	For the	For the
	year ended	year ended
	October 31, 2013	October 31, 2012
CAPITAL TRANSACTIONS:
Class I Shares:
Proceeds from shares issued	$43,552,792	$20,813,526
Dividends reinvested	6,463,988	17,155,964
Value of shares redeemed	(20,688,752)	(21,315,893)
Class I Shares capital transactions	29,328,028	16,653,597
Change in net assets resulting from capital transactions	$29,328,028	$16,653,597

SHARE TRANSACTIONS:
Class I Shares:
Issued	2,895,000	1,554,122
Reinvested	478,814	1,465,070
Redeemed	(1,392,961)	(1,642,101)
Change in Class I Shares	1,980,853	1,377,091

16	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GROWTH FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2009	$10.55	(0.04)	2.03	1.99	—	—	—	$12.54	18.86	%(d)	$15,896	1.20%	(0.33)%		1.31%	66%
Year Ended October 31, 2010	12.54	(0.07)	2.55	2.48	—	—	—	15.02	19.78	%(e)(f)	16,452	1.20%	(0.54	)%(f)	1.23%	89%
Year Ended October 31, 2011	15.02	(0.07)	1.64	1.57	—	—	—	16.59	10.45	%(g)	15,349	1.18%	(0.45)%		1.18%	56%
Year Ended October 31, 2012	16.59	(0.06)	1.16	1.10	—	—	—	17.69	6.63	%(h)	11,327	1.20%	(0.36)%		1.27%	53%
Year Ended October 31, 2013	17.69	(0.01)	5.34	5.33	—	(1.29)	(1.29)	21.73	32.24	%(i)	12,761	1.20%	(0.05)%		1.21%	75%
CLASS B SHARES
Year Ended October 31, 2009	$9.85	(0.10)	1.85	1.75	—	—	—	$11.60	17.87	%(d)	$2,059	1.95%	(1.06)%		2.06%	66%
Year Ended October 31, 2010	11.60	(0.16)	2.36	2.20	—	—	—	13.80	18.97	%(e)(f)	1,213	1.95%	(1.28	)%(f)	1.98%	89%
Year Ended October 31, 2011	13.80	(0.18)	1.51	1.33	—	—	—	15.13	9.64	%(g)	962	1.93%	(1.19)%		1.93%	56%
Year Ended October 31, 2012	15.13	(0.17)	1.06	0.89	—	—	—	16.02	5.88	%(h)	621	1.95%	(1.10)%		2.03%	53%
Year Ended October 31, 2013	16.02	(0.12)	4.75	4.63	—	(1.29)	(1.29)	19.36	31.16	%(i)	493	1.95%	(0.72)%		1.96%	75%
CLASS C SHARES
Year Ended October 31, 2009	$9.91	(0.12)	1.89	1.77	—	—	—	$11.68	17.86	%(d)	$120	1.95%	(1.12)%		2.05%	66%
Year Ended October 31, 2010	11.68	(0.17)	2.38	2.21	—	—	—	13.89	18.92	%(e)(f)	184	1.95%	(1.30	)%(f)	1.99%	89%
Year Ended October 31, 2011	13.89	(0.18)	1.52	1.34	—	—	—	15.23	9.65	%(g)	251	1.94%	(1.21)%		1.94%	56%
Year Ended October 31, 2012	15.23	(0.18)	1.07	0.89	—	—	—	16.12	5.84	%(h)	482	1.95%	(1.14)%		2.03%	53%
Year Ended October 31, 2013	16.12	(0.14)	4.80	4.66	—	(1.29)	(1.29)	19.49	31.15	%(i)	602	1.95%	(0.81)%		1.96%	75%
CLASS I SHARES
Year Ended October 31, 2009	$10.62	(0.01)	2.04	2.03	—	—	—	$12.65	19.11	%(d)	$39,400	0.95%	(0.08)%		1.06%	66%
Year Ended October 31, 2010	12.65	(0.04)	2.58	2.54	—	—	—	15.19	20.08	%(e)(f)	49,474	0.95%	(0.30	)%(f)	0.99%	89%
Year Ended October 31, 2011	15.19	(0.04)	1.68	1.64	—	—	—	16.83	10.80	%(g)	57,222	0.94%	(0.22)%		0.94%	56%
Year Ended October 31, 2012	16.83	(0.02)	1.18	1.16	—	—	—	17.99	6.89	%(h)	57,916	0.95%	(0.12)%		1.04%	53%
Year Ended October 31, 2013	17.99	0.04	5.42	5.46	(0.02)	(1.29)	(1.31)	22.14	32.49	%(i)	68,624	0.95%	0.20%		0.96%	75%
*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Growth Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	During the year ended October 31, 2009, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.50%, 0.54%, 0.53% and 0.49% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(e)	During the year ended October 31, 2010, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.17%, 0.17%, 0.17% and 0.17% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(f)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.02%, 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(g)	During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.28%, 0.28%, 0.28% and 0.28% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(h)	During the year ended October 31, 2012, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.12%, 0.12%, 0.12% and 0.12% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(i)	During the year ended October 31, 2013, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.16%, 0.16%, 0.16% and 0.16% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

See notes to financial statements.	HSBC FAMILY OF FUNDS 17

HSBC OPPORTUNITY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2009	$7.09	(0.07)	0.97	0.90	(0.43)	(0.43)	$7.56	14.85%		$9,687	1.55%	(1.02)%		2.30%	65%
Year Ended October 31, 2010	7.56	(0.09)	2.20	2.11	—	—	9.67	27.91	%(d)(e)	11,282	1.55%	(1.00	)%(e)	2.07%	68%
Year Ended October 31, 2011	9.67	(0.07)	1.19	1.12	(0.16)	(0.16)	10.63	11.59	%(f)	11,145	1.55%	(0.62)%		1.85%	69%
Year Ended October 31, 2012	10.63	(0.05)	1.11	1.06	(1.56)	(1.56)	10.13	12.08	%(g)	10,204	1.55%	(0.51)%		2.20%	59%
Year Ended October 31, 2013	10.13	(0.06)	3.34	3.28	(0.63)	(0.63)	12.78	34.02	%(h)	14,259	1.55%	(0.49)%		2.01%	70%
CLASS B SHARES
Year Ended October 31, 2009	$6.10	(0.10)	0.80	0.70	(0.43)	(0.43)	$6.37	13.92%		$1,082	2.30%	(1.77)%		3.10%	65%
Year Ended October 31, 2010	6.37	(0.13)	1.85	1.72	—	—	8.09	27.00	%(d)(e)	658	2.30%	(1.78	)%(e)	2.86%	68%
Year Ended October 31, 2011	8.09	(0.12)	0.99	0.87	(0.16)	(0.16)	8.80	10.75	%(f)	536	2.30%	(1.36)%		2.64%	69%
Year Ended October 31, 2012	8.80	(0.10)	0.87	0.77	(1.56)	(1.56)	8.01	11.15	%(g)	499	2.30%	(1.25)%		2.99%	59%
Year Ended October 31, 2013	8.01	(0.11)	2.60	2.49	(0.63)	(0.63)	9.87	33.10	%(h)	480	2.30%	(1.24)%		2.77%	70%
CLASS C SHARES
Year Ended October 31, 2009	$6.21	(0.10)	0.81	0.71	(0.43)	(0.43)	$6.49	13.83%		$267	2.30%	(1.78)%		3.08%	65%
Year Ended October 31, 2010	6.49	(0.13)	1.89	1.76	—	—	8.25	27.12	%(d)(e)	341	2.30%	(1.75	)%(e)	2.86%	68%
Year Ended October 31, 2011	8.25	(0.13)	1.02	0.89	(0.16)	(0.16)	8.98	10.79	%(f)	437	2.30%	(1.38)%		2.64%	69%
Year Ended October 31, 2012	8.98	(0.10)	0.89	0.79	(1.56)	(1.56)	8.21	11.14	%(g)	545	2.30%	(1.19)%		3.03%	59%
Year Ended October 31, 2013	8.21	(0.11)	2.67	2.56	(0.63)	(0.63)	10.14	33.15	%(h)	711	2.30%	(1.21)%		2.76%	70%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	During the year ended October 31, 2010, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.15% and 0.15% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). Corresponding impact to the net income ratio and the total return was 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10%, 0.10% and 0.10% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2012, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10%, 0.10% and 0.10% for Class A Shares, Class B Shares and Class C Shares, respectively.
(h)	During the year ended October 31, 2013, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.13%, 0.13% and 0.13% for Class A Shares, Class B Shares and Class C Shares, respectively.

18 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC OPPORTUNITY FUND (ADVISOR)
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (b)
CLASS I SHARES
Year Ended October 31, 2009	$8.91	(0.04)	1.32	1.28	(0.26)	(0.26)	$9.93	15.47%		$100,285	1.02%	(0.50)%		1.02%	65%
Year Ended October 31, 2010	9.93	(0.06)	2.90	2.84	—	—	12.77	28.60	%(c)(d)	117,064	1.01%	(0.46	)%(d)	1.01%	68%
Year Ended October 31, 2011	12.77	(0.01)	1.57	1.56	(0.31)	(0.31)	14.02	12.25	%(e)	122,017	1.01%	(0.07)%		1.01%	69%
Year Ended October 31, 2012	14.02	(0.01)	1.46	1.45	(2.07)	(2.07)	13.40	12.50	%(f)	135,098	1.08%	(0.01)%		1.08%	59%
Year Ended October 31, 2013	13.40	0.01	4.47	4.48	(0.61)	(0.61)	17.27	34.70	%(g)	208,321	0.99%	0.07%		0.99%	70%

*	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Total return calculations do not include any sales or redemption charges.
(b)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c)	During the year ended October 31, 2010, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15% for Class I Shares.
(d)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01% for the Class I Shares.
(e)	During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10% for Class I Shares.
(f)	During the year ended October 31, 2012, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10% for Class I Shares.
(g)	During the year ended October 31, 2013, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.13% for Class I Shares.

See notes to financial statements.	HSBC FAMILY OF FUNDS 19

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2013

1. Organization:

     The HSBC Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the “Advisor Trust”), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. As of October 31, 2013, the Trust is comprised of 15 separate operational funds and the Advisor Trust is comprised of 1 operational fund, each a series of the HSBC Family of Funds, which also includes the HSBC Portfolios (the “Portfolio Trust”) (collectively the “Trusts”). The accompanying financial statements are presented for the following 3 funds (individually a “Fund”, collectively the “Funds”) of the Trust and Advisor Trust:

Fund	Short Name	Trust
HSBC Growth Fund	Growth Fund	Trust
HSBC Opportunity Fund	Opportunity Fund	Trust
HSBC Opportunity Fund (Advisor)	Opportunity Fund (Advisor)	Advisor Trust

     All the Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

     Each Fund utilizes a master-feeder fund structure and seeks to achieve its investment objectives by investing all of its investable assets in its respective Portfolio (as defined below).

		Proportionate
		Ownership
		Interest on
Fund	Respective Portfolio	October 31, 2013(%)
Growth Fund	HSBC Growth Portfolio	93.1
Opportunity Fund	HSBC Opportunity Portfolio	6.8
Opportunity Fund (Advisor)	HSBC Opportunity Portfolio	91.7

     The HSBC Growth Portfolio and HSBC Opportunity Portfolio (individually a “Portfolio”, collectively the “Portfolios”) are diversified series of the Portfolio Trust. The Portfolios operate as master funds in master-feeder arrangements and also may receive investments from certain fund of funds.

     The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Funds.

     The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. The Growth Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The Opportunity Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The Opportunity Fund (Advisor) offers one class of shares: Class I Shares. Class A Shares of the Funds have a maximum sales charge of 5.00% as a percentage of the original purchase price. Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. Effective as of August 1, 2013, Class B Shares of the Funds may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

20       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2013 (continued)

     Under the Trusts’ organizational documents, the Trusts’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trusts enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Trusts expect that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     The Funds record investments into the Portfolios on a trade date basis. The Funds record daily their proportionate share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. In addition, the Funds accrue their own expenses daily as incurred.

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

     Dividends to shareholders from net investment income, if any, are declared and distributed semi-annually in the case of the Funds.

     The Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

     The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

HSBC FAMILY OF FUNDS       21

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2013 (continued)

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

New Accounting Pronouncements:

     In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the entity’s financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Funds’ financial statements.

3. Investment Valuation Summary:

     The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

     The Funds record their investments in their respective Portfolios at fair value, which is typically categorized as Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, as discussed more fully in the Notes to Financial Statements of the Portfolios included elsewhere in this report.

22       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2013 (continued)

     For the year ended October 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. The following is a summary of the valuation inputs used as of October 31, 2013 in valuing the Funds’ investments based upon the three levels defined above:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Fund
Investment Securities:
Affiliated Portfolios(a)	—	82,541,055	—	82,541,055
Total Investment Companies	—	82,541,055	—	82,541,055

Opportunity Fund
Investment Securities:
Affiliated Portfolios(a)	—	15,489,119	—	15,489,119
Total Investment Companies	—	15,489,119	—	15,489,119

Opportunity Fund (Advisor)
Investment Companies:
Affiliated Portfolios(a)	—	208,208,427	—	208,208,427
Total Investment Companies	—	208,208,427	—	208,208,427
____________________

(a)	Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder structure, the inputs used for valuing these instruments are categorized as Level 2.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Portfolios. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. The Funds are not directly charged any investment management fees.

Administration:

     HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Combined Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the Funds, the Portfolios pay half of the administration fee and the Funds pay half, for a combination of the total fee rate as set forth above. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios. An amount equal to 50% of the administration fee is deemed to be class specific.

HSBC FAMILY OF FUNDS       23

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2013 (continued)

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision by the Trusts’ Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $287,560 for the year ended October 31, 2013, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the Funds, respectively. For the year ended October 31, 2013, Foreside, as Distributor, also received $213,520, $105,439, and $49,940 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $584, $89, and $0 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25%, 0.25%, and 0.25% of the average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan will not exceed in the aggregate 0.25% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust and the Advisor Trust for blue sky exemption services.

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $3,000 per day.

24       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2013 (continued)

Fee Reductions:

     The Investment Adviser has agreed to contractually limit, through March 1, 2014, the annual total expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and estimated indirect expenses attributed to a Fund’s investment in investment companies of certain Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Current Contractual
		Expense
Fund	Class	Limitation(%)
Growth Fund	A	1.20
Growth Fund	B	1.95
Growth Fund	C	1.95
Growth Fund	I	0.95
Opportunity Fund	A	1.65
Opportunity Fund	B	2.40
Opportunity Fund	C	2.40
Opportunity Fund (Advisor)	I	1.10

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2013, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2013, the repayments that may potentially be made by the Funds are as follows:

Fund	2016($)	2015($)	2014($)	Total
Growth Fund	5,267	65,181	—	70,448
Opportunity Fund	46,445	65,241	27,228	138,914

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi are reported separately on the Statements of Operations, as applicable.

5. Investment Transactions:

     Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2013 totaled:

Fund	Contributions($)	Withdrawals($)
Growth Fund	4,105,330	13,848,759
Opportunity Fund	2,826,611	2,492,440
Opportunity Fund (Advisor)	34,440,619	11,972,238

HSBC FAMILY OF FUNDS       25

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2013 (continued)

6. Federal Income Tax Information:

     The tax character of dividends paid by the Funds for the tax year ended October 31, 2013 was as follows:

	Dividends paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Return of	Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Growth Fund	77,975	5,056,287	5,134,262	—	5,134,262
Opportunity Fund	—	693,083	693,083	—	693,083
Opportunity Fund (Advisor)	—	6,472,825	6,472,825	—	6,472,825

     The tax character of dividends paid by the Funds for the tax year ended October 31, 2012 was as follows:

	Dividends paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Return of	Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Opportunity Fund	122,612	1,646,254	1,768,866	—	1,768,866
Opportunity Fund (Advisor)	2,322,165	16,364,147	18,686,312	—	18,686,312
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

     As of the tax year October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

			Undistributed			Accumulated	Unrealized	Total
	Undistributed	Undistributed	Long Term			Capital and	Appreciation/	Accumulated
	Ordinary	Tax Exempt	Capital	Accumulated	Dividends	Other	(Depreciation)	Earnings/
	Income ($)	Income ($)	Gains ($)	Earnings ($)	Payable ($)	Losses ($)	($)(1)	(Deficit) ($)
Growth Fund	848,249	—	8,732,299	9,580,548	—	(99,109)	21,764,615	31,246,054
Opportunity Fund	61,565	—	1,630,496	1,692,061	—	—	3,677,236	5,369,297
Opportunity Fund
(Advisor)	2,210,509	—	19,414,139	21,624,648	—	—	46,985,800	68,610,448
____________________

(1)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

     Under current law, capital losses and specified ordinary losses realized after October 31st and non-specified ordinary losses incurred after December 31st (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2013, the following Funds had deferred losses, which will be treated as arising on the first day of the fiscal year ending October 31, 2014.

Late Year
Ordinary Losses ($)
Growth Fund	99,109

26       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2013 (continued)

7. Legal and Regulatory Matters:

     On September 26, 2006 BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

8. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

HSBC FAMILY OF FUNDS       27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of HSBC Funds and
HSBC Advisor Funds Trust:

We have audited the accompanying statements of assets and liabilities of HSBC Growth Fund, HSBC Opportunity Fund and HSBC Opportunity Fund (Advisor) (the Funds), as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the transfer agent of the HSBC Portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 27, 2013

28       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Other Federal Income Tax Information — as of October 31, 2013 (Unaudited)

     During the year ended October 31, 2013, the following Funds declared capital gain distributions:

	Short Term	Long Term
	Capital Gain	Capital Gain
	Distributions ($)	Distributions ($)
Growth Fund	—	5,056,287
Opportunity Fund	—	693,083
Opportunity Fund (Advisor)	—	6,472,825

     For the year ended October 31, 2013, the following percentages of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders:

Dividends
Received
Deduction (%)
Growth Fund	87.17

     For the year ended October 31, 2013, dividends paid by the following Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV:

Qualified
Dividend
Income (%)
Growth Fund	79.00

HSBC FAMILY OF FUNDS       29

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses — as of October 31, 2013 (Unaudited)

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and/or shareholder servicing fees and other Fund expenses (including expenses allocated from the Portfolios). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/13	10/31/13	5/1/13 - 10/31/13	5/1/13 - 10/31/13
Growth Fund	Class A Shares	$1,000.00	$1,167.70	$6.56	1.20%
	Class B Shares	1,000.00	1,162.80	10.63	1.95%
	Class C Shares	1,000.00	1,162.90	10.63	1.95%
	Class I Shares	1,000.00	1,168.30	5.19	0.95%
Opportunity Fund	Class A Shares	1,000.00	1,136.00	8.35	1.55%
	Class B Shares	1,000.00	1,131.90	12.36	2.30%
	Class C Shares	1,000.00	1,131.70	12.36	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,138.40	5.28	0.98%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

30       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses — as of October 31, 2013 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/13	10/31/13	5/1/13 - 10/31/13	5/1/13 - 10/31/13
Growth Fund	Class A Shares	$1,000.00	$1,019.16	$6.11	1.20%
	Class B Shares	1,000.00	1,015.38	9.91	1.95%
	Class C Shares	1,000.00	1,015.38	9.91	1.95%
	Class I Shares	1,000.00	1,020.42	4.84	0.95%
Opportunity Fund	Class A Shares	1,000.00	1,017.39	7.88	1.55%
	Class B Shares	1,000.00	1,013.61	11.67	2.30%
	Class C Shares	1,000.00	1,013.61	11.67	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,020.27	4.99	0.98%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS       31

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments — as of October 31, 2013

Common Stocks – 98.9%

	Shares	Value ($)
Aerospace & Defense – 3.1%
Precision Castparts Corp.	6,300	1,596,735
United Technologies Corp.	11,250	1,195,312
		2,792,047
Airlines – 0.7%
Delta Air Lines, Inc.	23,050	608,059
Auto Components – 1.2%
BorgWarner, Inc.	10,200	1,051,926
Biotechnology – 9.1%
Alexion Pharmaceuticals, Inc. (a)	7,300	897,535
Amgen, Inc.	13,850	1,606,600
Biogen Idec, Inc. (a)	6,900	1,684,911
Celgene Corp. (a)	14,050	2,086,284
Gilead Sciences, Inc. (a)	25,650	1,820,894
		8,096,224
Capital Markets – 3.7%
BlackRock, Inc.	5,365	1,613,846
Morgan Stanley	45,900	1,318,707
The Charles Schwab Corp.	13,800	312,570
		3,245,123
Chemicals – 4.1%
Ecolab, Inc.	9,500	1,007,000
Monsanto Co.	25,149	2,637,627
		3,644,627
Communications Equipment – 1.5%
F5 Networks, Inc. (a)	6,200	505,362
Qualcomm, Inc.	12,350	857,955
		1,363,317
Computers & Peripherals – 3.1%
Apple, Inc.	5,210	2,721,444
Diversified Financial Services – 1.2%
American Express Co.	13,100	1,071,580
Energy Equipment & Services – 1.5%
Schlumberger Ltd.	14,000	1,312,080
Food & Staples Retailing – 2.4%
Costco Wholesale Corp.	6,900	814,200
CVS Caremark Corp.	15,400	958,804
Whole Foods Market, Inc.	5,400	340,902
		2,113,906
Health Care Providers & Services – 0.9%
Catamaran Corp. (a)	16,400	770,144
Health Care Technology – 1.7%
athenahealth, Inc. (a)	3,600	480,636
Cerner Corp. (a)	18,000	1,008,540
		1,489,176
Hotels, Restaurants & Leisure – 3.8%
Chipotle Mexican Grill, Inc. (a)	1,170	616,555
Starbucks Corp.	23,200	1,880,360
Wynn Resorts Ltd.	5,200	864,500
		3,361,415
Internet & Catalog Retail – 6.8%
Amazon.com, Inc. (a)	8,235	2,997,787
Priceline.com, Inc. (a)	2,920	3,077,184
		6,074,971
Internet Software & Services – 9.4%
Baidu, Inc. (a)	4,400	707,960
eBay, Inc. (a)	30,150	1,589,206
Facebook, Inc., Class A(a)	35,100	1,764,126
Google, Inc., Class A(a)	3,550	3,658,559
LinkedIn Corp., Class A(a)	2,900	648,643
		8,368,494
IT Services – 6.3%
Cognizant Technology Solutions Corp.,
Class A(a)	12,100	1,051,853
MasterCard, Inc., Class A	1,955	1,401,930
Visa, Inc., Class A	16,100	3,166,387
		5,620,170
Machinery – 2.7%
Danaher Corp.	33,000	2,378,970
Media – 5.0%
CBS Corp., Class B	19,600	1,159,144
Liberty Global plc, Class A(a)	11,700	916,929
The Walt Disney Co.	14,400	987,696
tt Century Fox, Inc., Class A	39,750	1,354,680
		4,418,449
Oil, Gas & Consumable Fuels – 4.1%
EOG Resources, Inc.	4,300	767,120
Noble Energy, Inc.	14,000	1,049,020
Pioneer Natural Resources Co.	4,700	962,466
Range Resources Corp.	11,400	863,094
		3,641,700
Personal Products – 1.1%
The Estee Lauder Cos., Inc., Class A	13,150	933,124
Pharmaceuticals – 2.1%
Bristol-Myers Squibb Co.	15,400	808,808
Zoetis, Inc.	34,000	1,076,440
		1,885,248
Real Estate Investment Trusts (REITs) – 1.5%
American Tower Corp.	16,700	1,325,145
Road & Rail – 4.1%
The Kansas City Southern Railway Co.	3,600	437,472
Union Pacific Corp.	21,150	3,202,110
		3,639,582

32 HSBC PORTFOLIOS	See notes to financial statements.

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments — as of October 31, 2013 (continued)

Common Stocks, continued

	Shares	Value ($)
Semiconductors & Semiconductor Equipment – 3.0%
Applied Materials, Inc.	47,800	853,230
ARM Holdings plc ADR	20,100	948,519
NXP Semiconductors NV (a)	21,250	895,050
		2,696,799
Software – 3.4%
Salesforce.com, Inc. (a)	47,150	2,515,924
ServiceNow, Inc. (a)	8,700	475,107
		2,991,031
Specialty Retail – 5.9%
Best Buy Co., Inc.	7,350	314,580
Dollar General Corp. (a)	22,300	1,288,494
Lowe’s Cos., Inc.	22,300	1,110,094
Ross Stores, Inc.	12,600	974,610
Ulta Salon, Cosmetics & Fragrance,
Inc. (a)	11,700	1,507,545
		5,195,323
Textiles, Apparel & Luxury Goods – 3.1%
Lululemon Athletica, Inc. (a)	8,500	586,925
NIKE, Inc., Class B	18,300	1,386,408
Ralph Lauren Corp.	4,900	811,636
		2,784,969
Trading Companies & Distributors – 1.0%
W. W. Grainger, Inc.	3,365	905,084
Wireless Telecommunication Services – 1.4%
SBA Communications Corp.,
Class A(a)	14,250	1,246,448
TOTAL COMMON STOCKS
(COST $62,689,144)		87,746,575

Investment Companies – 0.7%

Northern Institutional Diversified Assets
Portfolio, Institutional Shares,
0.01% (b)	606,946	606,946
TOTAL INVESTMENT COMPANIES
(COST $606,946)		606,946
TOTAL INVESTMENT SECURITIES
(COST $63,296,090) — 99.6%		88,353,521
____________________

Percentages indicated are based on net assets of $88,684,466.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2013.

ADR American Depositary Receipt

See notes to financial statements.	HSBC PORTFOLIOS	33

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments — as of October 31, 2013

Common Stocks – 96.4%

	Shares	Value ($)
Aerospace & Defense – 3.1%
BE Aerospace, Inc. (a)	46,990	3,813,708
TransDigm Group, Inc.	22,385	3,255,003
		7,068,711
Auto Components – 1.5%
Gentex Corp.	114,150	3,360,576
Biotechnology – 4.9%
ACADIA Pharmaceuticals, Inc. (a)	102,800	2,336,644
Alkermes plc (a)	124,810	4,392,064
Cubist Pharmaceuticals, Inc. (a)	72,520	4,496,240
		11,224,948
Capital Markets – 1.6%
Raymond James Financial, Inc.	77,760	3,549,744
Chemicals – 6.2%
Celanese Corp., Series A	19,010	1,064,750
Cytec Industries, Inc.	35,570	2,955,511
Huntsman Corp.	153,470	3,563,573
Rockwood Holdings, Inc.	42,700	2,700,775
The Scotts Mircale-Gro Co.	63,830	3,748,098
		14,032,707
Commercial Banks – 2.8%
Comerica, Inc.	59,470	2,575,051
First Republic Bank	74,640	3,811,865
		6,386,916
Commercial Services & Supplies – 1.6%
Waste Connections, Inc.	83,135	3,553,190
Communications Equipment – 0.7%
JDS Uniphase Corp. (a)	118,500	1,551,165
Construction Materials – 0.7%
Martin Marietta Materials, Inc.	17,245	1,691,562
Containers & Packaging – 2.7%
Crown Holdings, Inc. (a)	48,790	2,127,244
Packaging Corp. of America	65,400	4,073,112
		6,200,356
Distributors – 1.1%
LKQ Corp. (a)	78,070	2,578,652
Diversified Consumer Services – 1.5%
Service Corp. International	188,540	3,395,605
Electrical Equipment – 2.7%
Generac Holdings, Inc.	43,690	2,156,102
Hubbell, Inc., Class B	36,500	3,925,210
		6,081,312
Electronic Equipment, Instruments & Components – 0.6%
IPG Photonics Corp.	19,110	1,266,420
Energy Equipment & Services – 1.9%
Rowan Cos. plc, Class A(a)	116,860	4,216,309
Health Care Equipment & Supplies – 3.7%
ArthroCare Corp. (a)	61,740	2,311,546
IDEXX Laboratories, Inc. (a)	30,700	3,311,302
Wright Medical Group, Inc. (a)	99,300	2,697,981
		8,320,829
Health Care Providers & Services – 1.9%
Community Health Systems, Inc.	96,490	4,209,859
Health Care Technology – 0.8%
Allscripts Healthcare Solutions, Inc. (a)	134,470	1,859,720
Hotels, Restaurants & Leisure – 1.8%
Arcos Dorados Holdings, Inc., Class A	113,250	1,363,530
Brinker International, Inc.	63,240	2,809,121
		4,172,651
Household Durables – 5.4%
Harman International Industries, Inc.	29,540	2,393,331
Jarden Corp. (a)	70,115	3,881,566
NVR, Inc. (a)	2,427	2,226,336
Taylor Morrison Home Corp., Class A(a)	95,750	2,129,480
Tempur Sealy International, Inc. (a)	44,480	1,705,808
		12,336,521
Insurance – 1.9%
Everest Re Group Ltd.	10,390	1,597,358
Genworth Financial, Inc., Class A(a)	194,860	2,831,316
		4,428,674
Internet Software & Services – 2.6%
MercadoLibre, Inc.	24,020	3,233,933
Pandora Media, Inc. (a)	105,680	2,655,738
		5,889,671
IT Services – 6.9%
Alliance Data Systems Corp. (a)	29,245	6,932,820
FleetCor Technologies, Inc. (a)	29,575	3,411,476
Genpact Ltd. (a)	111,310	2,207,277
Total System Services, Inc.	100,930	3,010,742
		15,562,315
Life Sciences Tools & Services – 3.3%
Covance, Inc. (a)	35,000	3,124,100
Mettler-Toledo International, Inc. (a)	18,120	4,483,975
		7,608,075
Machinery – 2.1%
Lincoln Electric Holdings, Inc.	34,780	2,408,167
The Timken Co.	44,450	2,347,405
		4,755,572
Media – 1.6%
Manchester United plc, Class A(a)	84,360	1,375,068
Nexstar Broadcasting Group, Inc.,
Class A	51,270	2,275,875
		3,650,943

34	HSBC PORTFOLIOS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments — as of October 31, 2013 (continued)

Common Stocks, continued

	Shares	Value ($)
Oil, Gas & Consumable Fuels – 5.0%
CONSOL Energy, Inc.	72,100	2,631,650
Denbury Resources, Inc. (a)	140,980	2,677,210
Tesoro Corp.	124,510	6,087,294
		11,396,154
Pharmaceuticals – 2.7%
ViroPharma, Inc. (a)	157,970	6,132,395
Professional Services – 2.0%
IHS, Inc., Class A(a)	22,515	2,455,261
Robert Half International, Inc.	56,730	2,185,807
		4,641,068
Real Estate Investment Trusts (REITs) – 1.1%
Starwood Property Trust, Inc.	96,270	2,473,176
Real Estate Management & Development – 1.1%
Jones Lang LaSalle, Inc.	25,440	2,421,888
Road & Rail – 1.3%
Landstar System, Inc.	52,290	2,891,114
Semiconductors & Semiconductor Equipment – 3.0%
Avago Technologies Ltd.	37,670	1,711,348
NXP Semiconductors NV (a)	80,230	3,379,288
Skyworks Solutions, Inc. (a)	66,800	1,722,104
		6,812,740
Software – 3.2%
Concur Technologies, Inc. (a)	21,270	2,224,842
Informatica Corp. (a)	58,240	2,248,064
QLIK Technologies, Inc. (a)	108,820	2,757,499
		7,230,405
Specialty Retail – 8.1%
Best Buy Co., Inc.	118,510	5,072,228
GNC Holdings, Inc., Class A	30,610	1,800,480
Signet Jewelers Ltd.	45,130	3,369,406
Tractor Supply Co.	35,170	2,509,380
Urban Outfitters, Inc. (a)	93,210	3,530,795
Williams-Sonoma, Inc.	42,094	2,207,409
		18,489,698
Trading Companies & Distributors – 3.3%
United Rentals, Inc. (a)	47,670	3,079,005
WESCO International, Inc. (a)	52,080	4,450,757
		7,529,762
TOTAL COMMON STOCKS
(COST $167,155,410)		218,971,403

Investment Companies – 2.9%

Northern Institutional Government
Select Portfolio, Institutional Shares,
0.01% (b)	6,563,134	6,563,134
TOTAL INVESTMENT COMPANIES
(COST $6,563,134)		6,563,134
TOTAL INVESTMENT SECURITIES
(COST $173,718,544) — 99.3%		225,534,537
____________________

Percentages indicated are based on net assets of $227,068,664.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2013.

See notes to financial statements.	HSBC PORTFOLIOS	35

HSBC PORTFOLIOS

Statements of Assets and Liabilities — as of October 31, 2013

	Growth	Opportunity
	Portfolio	Portfolio
Assets:
Investments in non-affiliates, at value	$88,353,521	$225,534,537
Dividends receivable	19,861	32,244
Receivable for investments sold	1,517,261	2,269,970
Prepaid expenses	594	1,339
Total Assets	89,891,237	227,838,090

Liabilities:
Payable for investments purchased	1,134,982	584,366
Accrued expenses and other liabilities:
Investment Management	49,082	150,660
Administration	2,318	5,839
Compliance Services	8	27
Accounting	212	223
Custodian	5,200	6,773
Trustee	83	346
Other	14,886	21,192
Total Liabilities	1,206,771	769,426

Applicable to investors’ beneficial interest	$88,684,466	$227,068,664
Total Investments, at cost	$63,296,090	$173,718,544

36	HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS

Statements of Operations — For the year ended October 31, 2013

	Growth	Opportunity
	Portfolio	Portfolio
Investment Income:
Dividends	$975,963	$1,973,053
Total Investment Income	975,963	1,973,053

Expenses:
Investment Management	472,689	1,486,877
Administration	26,895	58,975
Accounting	44,063	44,249
Compliance Services	719	1,518
Custodian	9,900	13,555
Printing	1,791	4,180
Professional	20,043	25,426
Trustee	2,176	4,700
Other	4,584	9,513
Total Expenses	582,860	1,648,993

Net Investment Income (Loss)	393,103	324,060

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	12,024,769	24,604,589
Change in unrealized appreciation/depreciation on investments	11,744,016	30,628,121

Net realized/unrealized gains (losses) from investments	23,768,785	55,232,710
Change In Net Assets Resulting From Operations	$24,161,888	$55,556,770

See notes to financial statements.	HSBC PORTFOLIOS	37

HSBC PORTFOLIOS

Statements of Changes in Net Assets

	Growth		Opportunity
	Portfolio		Portfolio
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012
Investment Activities:
Operations:
Net investment income (loss)	$393,103	$116,496	$324,060	$224,890
Net realized gains (losses) from investments	12,024,769	12,654,581	24,604,589	8,826,465
Change in unrealized appreciation/depreciation
from investments	11,744,016	(6,525,872)	30,628,121	8,291,618
Change in net assets resulting from operations	24,161,888	6,245,205	55,556,770	17,342,973
Proceeds from contributions	5,010,619	10,142,030	37,719,433	15,884,698
Value of withdrawals	(19,506,375)	(42,657,788)	(16,266,064)	(24,493,548)
Change in net assets resulting from transactions
in investors’ beneficial interest	(14,495,756)	(32,515,758)	21,453,369	(8,608,850)
Change in net assets	9,666,132	(26,270,553)	77,010,139	8,734,123

Net Assets:
Beginning of period	79,018,334	105,288,887	150,058,525	141,324,402
End of period	$88,684,466	$79,018,334	$227,068,664	$150,058,525

38	HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Ratios/Supplementary Data
					Ratios of
				Ratio of Net	Expenses
			Ratio of Net	Investment	to Average
		Net Assets at	Expenses to	Income (Loss)	Net Assets
	Total	End of Period	Average Net	to Average Net	(Excluding Fee	Portfolio
	Return	(000’s)	Assets	Assets	Reductions)	Turnover
GROWTH PORTFOLIO
Year Ended October 31, 2009	19.31%	$88,163	0.69%	0.17%	0.69%	66%
Year Ended October 31, 2010	20.34%	$98,751	0.68%	(0.04)%	0.68%	89%
Year Ended October 31, 2011	11.07%	$105,289	0.66%	0.07%	0.66%	56%
Year Ended October 31, 2012	7.18%	$79,018	0.71%	0.13%	0.71%	53%
Year Ended October 31, 2013	32.84%	$88,684	0.69%	0.46%	0.69%	75%
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2009	15.41%	$129,748	0.90%	(0.37)%	0.90%	65%
Year Ended October 31, 2010	28.74%	$139,402	0.89%	(0.35)%	0.89%	68%
Year Ended October 31, 2011	12.40%	$141,324	0.88%	0.05%	0.88%	69%
Year Ended October 31, 2012	12.71%	$150,059	0.91%	0.15%	0.91%	59%
Year Ended October 31, 2013	34.84%	$227,069	0.89%	0.17%	0.89%	70%

See notes to financial statements.	HSBC PORTFOLIOS	39

HSBC PORTFOLIOS
Notes to Financial Statements — as of October 31, 2013

1. Organization:

     The HSBC Portfolios (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name
HSBC Growth Portfolio	Growth Portfolio
HSBC Opportunity Portfolio	Opportunity Portfolio

     The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolios.

     The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Family of Funds, which also includes the HSBC Advisor Funds Trust and HSBC Funds (collectively, the “Trusts”). Financial statements for all other funds of the Trusts are published separately.

     Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust enters into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Expense Allocations:

     Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among the applicable portfolios or funds within the Trusts in relation to net assets or on another reasonable basis.

40       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements — as of October 31, 2013 (continued)

Federal Income Taxes:

     Each Portfolio will be treated as a partnership for U.S. federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies.

     Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

New Accounting Pronouncements:

     In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the entity’s financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Portfolios’ financial statements.

3. Investment Valuation Summary:

     The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Portfolios determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

     Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

     Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

HSBC PORTFOLIOS       41

HSBC PORTFOLIOS
Notes to Financial Statements — as of October 31, 2013 (continued)

     Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

     Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Portfolio Trust’s policy is intended to result in a calculation of a Portfolio’s net asset value that fairly reflects security values as of the time of pricing, the Portfolio Trust cannot ensure that fair values determined would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by a Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

     For the year ended October 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

     The following is a summary of the valuation inputs used as of October 31, 2013 in valuing the Portfolios’ investments based upon the three levels defined above. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Portfolio:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Portfolio
Investment Securities:
Common Stocks	87,746,575	—	—	87,746,575
Investment Companies	606,946	—	—	606,946
Total Investment Securities	88,353,521	—	—	88,353,521

Opportunity Portfolio
Investment Securities:
Common Stocks	218,971,403	—	—	218,971,403
Investment Companies	6,563,134	—	—	6,563,134
Total Investment Securities	225,534,537	—	—	225,534,537

4. Related Party Transactions and Other Agreements:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, LLC (“Winslow”) and Westfield Capital Management Company, L.P. (“Westfield”) serve as subadvisers for the Growth Portfolio and Opportunity Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

42       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements — as of October 31, 2013 (continued)

     For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated
with HSBC:	Fee Rate(%)*
Up to $250 million	0.575
In excess of $250 million but not exceeding $500 million	0.525
In excess of $500 million but not exceeding $750 million	0.475
In excess of $750 million but not exceeding $1 billion	0.425
In excess of $1 billion	0.375
____________________

*	The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

     For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

Administration:

     HSBC serves the Portfolios as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Portfolios (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly at an annual rate of:

Based on Combined Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts, however, the assets of the funds of the HSBC Funds and HSBC Advisor Funds Trust that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the funds of the HSBC Funds and HSBC Advisor Funds Trust, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new portfolios, minus 0.02% which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $287,560 for the year ended October 31, 2013, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Fund Accounting:

     Citi provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

HSBC PORTFOLIOS       43

HSBC PORTFOLIOS
Notes to Financial Statements — as of October 31, 2013 (continued)

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2013 were as follow:

	Purchases ($)	Sales ($)
Growth Portfolio	62,055,996	74,114,396
Opportunity Portfolio	144,039,393	126,127,698

     For the year ended October 31, 2013, there were no long-term U.S. government securities held by the Portfolio Trust.

6. Federal Income Tax Information:

     At October 31, 2013, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Growth Portfolio	59,903,953	28,711,719	(262,151)	28,449,568
Opportunity Portfolio	174,027,654	53,521,776	(2,014,893)	51,506,883
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

44       HSBC PORTFOLIOS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
HSBC Portfolios:

We have audited the accompanying statements of assets and liabilities of HSBC Portfolios – HSBC Growth Portfolio and HSBC Opportunity Portfolio (the Funds), including the schedules of portfolio investments, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 27, 2013

HSBC PORTFOLIOS       45

HSBC PORTFOLIOS
Table of Shareholder Expenses — as of October 31, 2013 (Unaudited)

     As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses.

     These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/13	10/31/13	5/1/13 - 10/31/13	5/1/13 - 10/31/13
Growth Portfolio	$1,000.00	$1,170.40	$3.61	0.66%
Opportunity Portfolio	1,000.00	1,139.50	4.75	0.88%

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/13	10/31/13	5/1/13 - 10/31/13	5/1/13 - 10/31/13
Growth Portfolio	$1,000.00	$1,021.88	$3.36	0.66%
Opportunity Portfolio	1,000.00	1,020.77	4.48	0.88%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio's annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

46       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

     The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Family of Funds. The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in
	Position(s)	Term of Office		Fund Complex	Other
Name,	Held with	and Length of	Principal Occupation(s)	Overseen By	Directorships
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	Held by Trustee
NON-INTERESTED
TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 58	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	21	None

SUSAN C. GAUSE P.O. Box 182845 Columbus, OH 43218-3035 Age: 60	Trustee	Indefinite; 2013 to present	Since 2003, Private Investor; Independent Trustee of Met Investors Series Trust (2008-2012); Chief Executive Officer, Dresdner RCM Global Investors and Allianz Dresdner Asset Management (2000-2002); Board Member of Dresdner Global Asset Management Board (2000-2002); Chief Operating Officer and Senior Managing Director of Dresdner RCM Global Investors (1998-2000)	21	Since 2012, Trustee, Metropolitan Series Fund

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 59	Trustee	Indefinite; 2008 to present	Private Investor (2000- present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	21	None

ALAN S. PARSOW P.O. Box 182845 Columbus, OH 43218-3035 Age: 63	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	21	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 67	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003- 2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation	21	Overseas Shipholding Group (energy transportation); Ellington Financial LLC (NYSE listed financial services); Ellington Residential Mortgage REIT (NYSE listed real estate investment trust)

MICHAEL SEELY P.O. Box 182845 Columbus, OH 43218-3035 Age: 68	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003-present); General Partner, Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981-2003)	21	None

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 50	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011-present); President and CEO, Fisher Francis Trees & Watts (“FFTW”) (investment advisor), February 2008-June 2011; Head of Client Service, Business Development and Marketing Group, FFTW (October 1999-February 2008)	21	None
____________________

*	Includes the Trust, the HSBC Advisor Fund Trust and the HSBC Portfolios.

HSBC PORTFOLIOS       47

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	with Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 55	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 - present)

STEPHEN SIVILLO 452 Fifth Avenue New York, NY 10018 Age: 42	Vice President	One year; 2010 to present

Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2010 - present); Chief Compliance Officer, Managers Funds (2009 – 2010); Director, Mutual Fund Compliance, AllianceBernstein (2007-2009)

TY EDWARDS* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 47	Treasurer	One year; 2010 to present	Senior Vice President, Citi Fund Services (2010– present); Director, Product Management, Columbia Management (2007-2009); Deputy Treasurer, Columbia Funds, (2006-2007)

JENNIFER A. ENGLISH* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 41	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 - present)

FREDERICK J. SCHMIDT* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 54	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 - present)
____________________

*	Mr. Edwards, Mr. Schmidt, and Ms. English also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

48       HSBC PORTFOLIOS

     Other Information (Unaudited):

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

     An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC PORTFOLIOS       49

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Growth Portfolio
Winslow Capital Management, LLC
4720 IDS Tower
80 South Eighth Street
Minneapolis, MN 55402

HSBC Opportunity Portfolio
Westfield Capital Management Company, L.P.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

HSB-AR-RTL-1213	12/13

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Thomas Robards, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees,
2012       $184,855
2013       $176,323

(b) Audit-Related Fees,
2012       $5,950
2013       $5,833

2012 – Fees of $5,950 relate to the consent of N-1A filing.
2013 – Fees of $5,833 relate to the consent of N-1A filing.

(c) Tax Fees,
2012       $110,130
2013       $101,875

Fees for both 2012 and 2013 relate to the preparation of federal income and excise tax returns and the review of excise tax distributions.

(d) All Other Fees,
2012       $ 0
2013       $ 0

(e)(1) The audit committee is required to pre-approve all audit and permitted non-audit services performed by the registrant’s independent auditors in accordance with the audit committee charter and the Investment Company Act of 1940.

(e)(2)
2012       0%
2013       0%

      (f) Not applicable.

(g) Non-Audit Fees.
2012       $116,080
2013       $107,708

(h) The audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC FUNDS

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	12/23/13

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	12/23/13

By (Signature and Title)	/s/ Ty Edwards
Ty Edwards
Treasurer

Date	12/23/13